Due to size constraints, this filing is being made in two related submissions.  This submission is the second of the two related submissions.

The accession number of the previous related submission is as follows: 0000898745-16-001567

                                             CLASS A,C,& P SHARES

Principal Funds: Equity & Fixed-Income Funds

Annual Report

August 31, 2016

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Table of Contents

Letter from the President	1
Economic & Financial Market Review	3
Blue Chip Fund	4
Credit Opportunities Explorer Fund	6
Diversified Real Asset Fund	8
Dynamic High Yield Explorer Fund	10
Global Multi-Strategy Fund	12
Global Opportunities Equity Hedged Fund	14
Global Opportunities Fund	16
International Small Company Fund	18
Opportunistic Municipal Fund	20
Origin Emerging Markets Fund	22
Preferred Securities Fund	24
Real Estate Allocation Fund	26
Real Estate Debt Income Fund	28
Small-MidCap Dividend Income Fund	30
Financial Statements	32
Notes to Financial Statements	57
Schedules of Investments	89
Financial Highlights (Includes performance information)	180
Report of Independent Registered Public Accounting Firm	192
Shareholder Expense Example	193
Supplemental Information	195

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Mike Beer
President, Principal Funds

Dear Shareholder,

For the first time since 2007—a nine-year period where at least one part of the world was in a recession or a steep downturn—we have reached a point where economic growth has synchronized, with most global economies becoming stable or improving.

The real U.S. expansion may be ready to begin, as the economy has essentially been in recovery the entire seven years since the recession.1 In August, The Conference Board consumer confidence index rebounded to its highest level in a year, nearly the best since the recession. Average hourly earnings have gained 2.6 percent and are rising over last year, with household spending following the trend of higher income. Ultra-low mortgage rates are lighting a fire under house prices and activity, boosting household confidence at the same time.

The ritual of “will they or won’t they” regarding the Federal Reserve’s decision to raise interest rates is tiring some investors. However, volatility has been low in U.S. Treasury bonds as well as in stocks, maybe from months of commentary suggesting that higher rates are just ahead, but somehow never materializing.

The U.S. alone is not driving the global upturn, as recent Eurozone and U.K. economic data has also been quite resilient. Business and consumer confidence softened and lending weakened, but not to the extent feared. Eurozone data similarly has little evidence of contagion, even with negotiation uncertainties about Brexit. Loan demand is picking up as lending standards ease, and capital spending is rising. Joblessness is flat, but at a high of 10.1 percent. So far, the ubiquitous forecasts of recession or slump in Europe are proving way off base. Data from China still shows a mild rebound after several years of deteriorating growth. Sentiment is better; business surveys edged higher in August with the official gauge the best in almost two years. The synchronized upturn’s rising tide is lifting developing countries too. As oil prices firm and political crises ease, Brazil and Russia can exit their recessions.

Because markets tend to fluctuate, we believe the most prudent approach for investing is to select a portfolio allocation that is broadly diversified both across and within asset classes. We encourage you to work closely with your financial professional to select and monitor those investments best suited to helping you work toward and realize your financial goals.2

Our focus at Principal Funds has always been on consistent, long-term performance for our investors. Our investment strategies cover a wide range of asset classes to help you diversify your portfolio as you save for the future—whether you are investing for goals that are years down the road or closer at hand.

Sincerely,

*All data cited from August 2016 Principal Economic Insights by Robert Baur, Ph.D. Chief Global Economist, available at principalfunds.com/commentary.

1A recession is the end of a business cycle and the beginning of the next cycle is a recovery, which in a typical cycle eventually turn into a sustainable expansion.

2Asset allocation and diversification do not ensure a profit or protect against a loss. Past performance does not guarantee future results.

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Economic & Financial Market Review

Central Bank policies have remained a key focus in the markets, as investors continued to anticipate the Federal Reserve’s (the Fed’s) rate normalization timeline. The possibility of an interest rate hike grew throughout August as U.S. data points indicated a solid outlook. The Bank of England implemented easing policies over the summer, stressing that further cuts are likely and that rates will remain low indefinitely.

If the circle of improved wages, confidence, demand, profits, capital spending, and expansion continues as it appears it might in the U.S., the economic upcycle will last a while longer, extended by the drop in interest rates after the U.K. vote in June. We look for a U.S. growth rebound, boosted by strong consumer spending, rising investment, and higher inventories. For 2016, real GDP gains likely will be weak, given the sluggish first half. We believe growth in 2017 should be well over 2% even with a Fed rate hike or two.

The United Kingdom and the Eurozone are proving more resilient to the Brexit (British exit of the European Union) aftermath than forecasters believed. China’s modest bounce continues. That plus improving U.S. demand benefits the developing world.

Late summer brought flat prices for broad equity indices. Defensive sectors, such as health care and utilities, had been winners for years because the marginal buyer of stocks (those whose willingness to pay is equal to the market price), has been yield-hungry fixed income investors looking for better returns than in U.S. treasury bonds. They were buying growth companies with solid earnings, low volatility, and good dividends. In August, those U.S. defensive sectors took a tumble: health care, off 3.5%; utilities, down 6.1%; and telecom services lost 5.7%, as measured by their respective indexes. The small rise in yields of sovereign bonds hurt safe haven-centered portfolios. Long-dated U.S. treasury bonds fell and U.S. global bonds also lost ground. But, the optimism expressed above about global growth was positive for both developed and developing-country corporate bonds. Credit spreads narrowed and returns for August were at least a small positive.

*All data cited from August 2016 Principal Economic Insights by Robert Baur, Ph.D. Chief Global Economist, available at principalfunds.com/commentary.

Blue Chip Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks long-term growth of capital. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. It invests in foreign securities. The fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Amazon, an e-commerce company, contributed. Alphabet (previously Google), Microsoft and Facebook were contributors. American Tower, which owns over 100,000 cell phone towers globally and leases antenna space on these towers to wireless service providers, contributed. Valeant Pharmaceuticals, a unique pharmaceutical company with significant franchises in eye care, dermatology, and branded generics, detracted. Liberty Global, a large cable company with operations primarily in Europe, detracted. QUALCOMM, a leader in communications chip technology, detracted. American Express, a services company that provides charge and credit payment cards, as well as travel-related services, to consumers and businesses around the world, detracted. Liberty TripAdvisor Holdings detracted.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* June 14, 2012 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/16 for Class A, C, and P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2016
					Extended
		1-Year	Since Inception	Inception Date	Performance
					Inception Date
Class A Shares	Excluding Sales Charge	10.77%	14.45%	9/30/13	6/14/12
	Including Sales Charge	4.70%	12.93%
Class C Shares	Excluding Sales Charge	9.93%	13.60%	9/30/13	6/14/12
	Including Sales Charge	8.93%	13.60%
Class P Shares	Excluding Sales Charge	11.21%	14.96%	9/30/13	6/14/12

Total Investment Expense as shown in the 12/31/15 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.39%	1.35%
Class C Shares	2.33%	2.10%
Class P Shares	1.41%	0.89%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: -2.87% (1-year); 11.80% (since inception)
Class C Shares: 0.95% (1-year); 12.51% (since inception)
Class P Shares****: 3.20% (1-year); 13.87% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional Class shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 5/31/12 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

Credit Opportunities Explorer Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to achieve long-term returns, comprised of income and capital appreciation, with an emphasis on managing volatility. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of credit-related instruments, represented by bonds and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.

Security selection within investment-grade corporate bonds contributed. Security selection within U.S. Treasury securities contributed to performance. Security selection within emerging market debt contributed. The portfolio underperformed the Barclays Global Aggregate Corporate index over the year driven mainly by a short duration position as rates fell. An out-of-index allocation to below investment-grade corporate bonds detracted. An out-of-index allocation to U.S. Treasury securities detracted.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* September 10, 2014 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/16 for Class A. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2016
		1-Year	Since Inception	Inception Date
Class A Shares	Excluding Sales Charge	4.51%	0.68%	9/10/14
	Including Sales Charge	0.64%	-1.26%

Total Investment Expense as shown in the 12/31/15 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		1.39%		1.10%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: -3.61% (1-Year); -2.44% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 8/31/14 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Diversified Real Asset Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisors:

BlackRock Financial Management, Inc.; Brookfield Investment Management, Inc.; Credit Suisse Asset Management, LLC; Fischer Francis Trees & Watts, Inc.;

Macquarie Capital Investment Management, LLC; Pictet Asset Management SA; Principal Real Estate Investors, LLC; Symphony Asset Management, LLC; Tortoise Capital Advisors, LLC.

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks a long-term total return in excess of inflation. The fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investments related to real assets and real asset companies. The fund seeks to achieve its investment objective by allocating its assets among general investment categories related to real assets and real asset companies (which include tangible assets and investments that are expected to perform well in periods of high inflation).

Allocation to real estate investment trusts (REITs) (sub-advised by Principal Real Estate Investors, LLC) contributed as their allocation to retail, office, and industrial stocks contributed the most to absolute returns, while manager security selection contributed the most in diversified and self-storage stocks. Allocation to treasury inflation protected securities (TIPs) (sub-advised by BlackRock Financial Management, Inc.) contributed to absolute returns. The sub-advisor underperformed on a relative basis as long U.S. breakeven positioning was the main detractor due to narrowing inflation expectations, as nominal rates were better bid due to the risk off market sentiment that unfolded surrounding geo-political uncertainties. Allocation to floating rate debt (sub-advised by Symphony Asset Management, LLC) contributed to absolute returns. The sub-advisor underperformed on a relative basis as security selection in consumer discretionary and information technology detracted. Allocation to master limited partnerships (MLPs) (sub-advised by Tortoise Capital Advisors, LLC) detracted as relative underperformance was driven by an overweight position in the underperforming crude oil pipelines and refined product pipelines subsector. Negative security selection within the gathering and processing and natural gas pipelines subsectors also detracted. Allocation to timber stocks in global timber (sub-advised by Pictet Asset Management SA) detracted driven by an overweight position to pulp, and out-of-benchmark allocation to homebuilders and negative performance in containerboard. Manager selection in containerboard and homebuilders also weighed on performance. Underweight to metals & mining stocks within the natural resource allocations detracted as those stocks saw a significant rally. Allocation to commodities (sub-advised by Credit Suisse Asset Management LLC), which was implemented through derivatives including commodities future contracts, detracted.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* March 16, 2010 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/16 for Class A, C, and P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2016

						Extended
		1-Year	5-Year	Since	Inception	Performance
				Inception	Date	Inception
						Date
Class A Shares	Excluding Sales Charge	-0.85%	0.64%	3.22%	3/16/10	-
	Including Sales Charge	-4.59%	-0.12%	2.61%
Class C Shares	Excluding Sales Charge	-1.55%	-0.10%	2.47%	3/16/10	-
	Including Sales Charge	-2.53%	-0.10%	2.47%
Class P Shares	Excluding Sales Charge	-0.60%	0.90%	3.49%	9/27/10	3/16/10

Total Investment Expense as shown in the 12/31/15 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.25%	1.25%
Class C Shares	2.04%	2.00%
Class P Shares	1.06%	1.01%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: -10.64% (1-year); -0.32% (5-year); 2.57% (since inception)
Class C Shares: -8.81% (1-year); -0.31% (5-year); 2.43% (since inception)
Class P Shares****: -6.88% (1-year); 0.70% (5-year); 3.46% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional Class shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 3/31/10 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. Diversified Real Asset Blended Index is composed of 35% Barclays U.S. Treasury TIPS Index, 20% S&P Global Infrastructure Index, 20% S&P Global Natural Resources Index, 15% Bloomberg Commodity Index, and 10% FTSE EPRA/NAREIT Developed Markets Index

**** Class P Shares do not have a sales charge.

Dynamic High Yield Explorer Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to provide a high level of current income with an emphasis on managing volatility. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. and non-U.S. below investment grade securities (sometimes called "high yield" or "junk") which are rated at the time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Rating Service ("S&P").

Issue specific impacts from Caraustar Industries, AZ Chem, and EP Energy LLC contributed. Issue impacts from Halcon Resources, Whiting Petroleum, and Continental Resources contributed. Security selection within bank loans and bonds detracted. Within bank loans, Newpage Corporation, Seadrill Partners LLC, and Drillships Financing Holding detracted the most. Bonds that detracted the most were EP Energy LLC, Eletson Holdings, and Bi-Lo LLC.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* September 10, 2014 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/16 for Class A. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2016
		1-Year	Since Inception	Inception Date
Class A Shares	Excluding Sales Charge	2.51%	0.23%	9/10/14
	Including Sales Charge	-1.37%	-1.69%

Total Investment Expense as shown in the 12/31/15 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		1.69%		1.10%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: -5.95% (1-Year); -3.48% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 8/31/14 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Global Multi-Strategy Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisors:

     AQR Capital Management, LLC; Cliffwater, LLC; CNH Partners, LLC; Finisterre Capital, LLP; Graham Capital Management, LP; KLS Diversified Asset Management, LLP; Loomis, Sayles & Company, LP; Los Angeles Capital Management and Equity Research, Inc.; Sound Point Capital Management, LP; Wellington Management Company, LLP; York Registered Holdings, LP.

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to achieve long-term capital appreciation with an emphasis on positive total returns and managing volatility. The fund's investment adviser allocates the fund's assets among one or more of the investment strategies, which are executed by one or more of the fund's sub-advisors. It invests in a broad range of instruments including, but not limited to, equities, bonds, currencies, convertible securities and derivatives such as futures, options, swaps and forwards. The fund can invest a higher percentage of assets in securities of individual issuers than a diversified fund. It is non-diversified.

The emerging markets credit sleeve (sub-advised by Finisterre Capital, LLP) contributed as gains were driven by energy-related credits, partially offset by losses on crude oil and interest rate hedges. The equity long/short sleeve (sub-advised by LA Capital Management and Equity Research, Inc.) contributed as the main contributors were overweight to quality and dividend-yield factors, and underweight to risky factors (volatility and financial risk) and momentum. The fixed-income market neutral sleeve (sub-advised by KLS Diversified Asset Management, LLP) contributed as gains were led by the credit portfolio which benefitted from high yield spread tightening, and curve trades within the rates portfolio. The equity long/short sleeve (sub-advised by Wellington Management Company, LLP) was a drag on performance as the U.S. futures and options hedge strategy was the main detractor, but the portfolio was also hurt by higher-than-average market exposure during the early part of 2016. All of the aforementioned positions are achieved through the use of derivatives, including currency forward and interest rate and equity market futures. The event driven sleeve (sub-advised by York Registered Holdings LP) detracted as losses were led by special situation equities, largely attributable to the sell-off in value stocks in the third quarter of 2015 and hedge fund deleveraging during first quarter of 2016. The global macro sleeve (sub-advised by Graham Capital Management LP) detracted due to losses in equity index trading, as many equity markets suffered from several sharp reversals.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* October 24, 2011 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/16 for Class A, C, and P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2016
					Extended
		1-Year	Since Inception	Inception Date	Performance
					Inception Date
Class A Shares	Excluding Sales Charge	1.41%	3.02%	10/24/11	-
	Including Sales Charge	-2.43%	2.21%
Class C Shares	Excluding Sales Charge	0.61%	2.27%	6/14/12	10/24/11
	Including Sales Charge	-0.38%	2.27%
Class P Shares	Excluding Sales Charge	1.74%	3.27%	10/24/11	-

Total Investment Expense as shown in the 12/31/15 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	2.39%	2.39%
Class C Shares	3.21%	3.19%
Class P Shares	2.16%	2.16%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: -4.88% (1-year); 1.99% (since inception)
Class C Shares: -2.96% (1-year); 2.07% (since inception)
Class P Shares****: -1.03% (1-year); 3.04% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional Class shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 10/31/11 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

Global Opportunities Equity Hedged Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks long-term growth of capital with lower volatility than the global equity markets. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities and derivatives on equity securities, at the time of each purchase. It will invest in foreign, including emerging market, securities, of at least three countries and at least 30% of its net assets in foreign securities. The fund will also invest in U.S. securities.

Adidas, the second largest sporting goods company globally, contributed. Qualicorp, a Brazil-based company primarily active in the health care insurance sector, contributed. NetEase, a Chinese gaming and internet media platform, contributed. ConocoPhillips, an independent exploration and production company, detracted. Leidos, which provides scientific, engineering, systems integration and technical services to the U.S. government and certain private sector end markets, detracted. Boeing, the world's largest aerospace and defense company by sales, detracted.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* September 22, 2015 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/16 for Class A and P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2016
		Since Inception	Inception Date
Class A Shares	Excluding Sales Charge	-8.68%	9/22/15
	Including Sales Charge	-13.68%
Class P Shares	Excluding Sales Charge	-8.48%	9/22/15

Total Investment Expense as shown in the 12/31/15 prospectus
		Gross Expense Ratio	Net Expense Ratio
Class A Shares		2.16%	1.55%
Class P Shares		1.69%	1.30%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: -12.08% (since inception)
Class P Shares****: -6.78% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 9/30/15 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. Global Opportunities Equity Hedged Blended Index is composed of 70% BofA Merrill Lynch USD LIBOR 1 month and 30% MSCI All Country World Index

**** Class P Shares do not have a sales charge.

Global Opportunities Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks long-term growth of capital. Under normal market circumstances, the fund invests in equity securities, and the fund invests in foreign, including emerging market, securities of at least three countries and at least 30% of its net assets in foreign securities. It also invests in U.S. securities.

Adidas, the second largest sporting goods company globally, contributed. Qualicorp, a Brazil-based company primarily active in the health care insurance sector, contributed. NetEase, a Chinese gaming and internet media platform, contributed. ConocoPhillips, an independent exploration and production company, detracted. Leidos, which provides scientific, engineering, systems integration and technical services to the U.S. government and certain private sector end markets, detracted. Boeing, the world's largest aerospace and defense company by sales, detracted.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* December 28, 2012 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/16 for Class A, C, and P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2016
					Extended
		1-Year	Since Inception	Inception Date	Performance
					Inception Date
Class A Shares	Excluding Sales Charge	2.50%	7.24%	9/30/13	12/28/12
	Including Sales Charge	-3.13%	5.61%
Class C Shares	Excluding Sales Charge	1.79%	6.47%	9/30/13	12/28/12
	Including Sales Charge	0.79%	6.47%
Class P Shares	Excluding Sales Charge	2.97%	7.76%	9/30/13	12/28/12

Total Investment Expense as shown in the 12/31/15 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	2.16%	1.50%
Class C Shares	3.51%	2.25%
Class P Shares	3.55%	1.03%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: -9.45% (1-year); 5.28% (since inception)
Class C Shares: -5.86% (1-year); 6.20% (since inception)
Class P Shares****: -3.72% (1-year); 7.51% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional Class shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 12/31/12 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

International Small Company Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. It invests primarily in foreign equity securities. The fund has no limitation on the percentage of assets that is invested in any one country or denominated in any one currency, but it typically invests in foreign securities of more than 10 countries.

European markets outside of the UK and Asia, excluding Japan, produced the best results. Within the Asia Pacific region, Australia and Hong Kong produced the strongest results. Within Europe, Italy, Spain, and France were the biggest contributors. The energy and industrials sectors contributed the most. Treasury Wine Estates (Australia), Bluescope Steel Limited (Australian steel producer), and Lion Corporation (Japanese household products manufacturer) were the biggest individual contributors to relative performance. Negative stock selection in Japan and in the UK, the two largest countries in the international small cap universe, detracted. The consumer discretionary and information technology sectors were the biggest detractors. Swiss financial services company Leonteq, Aldermore (UK property lender), and Concordia International (Canadian pharmaceutical company) were the biggest individual detractors from relative performance.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* June 11, 2014 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/16 for Class A and P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2016

		1-Year	Since Inception	Inception Date
Class A Shares	Excluding Sales Charge	3.47%	-0.11%	6/11/14
	Including Sales Charge	-2.24%	-2.61%
Class P Shares	Excluding Sales Charge	3.04%	-0.11%	6/11/14

Total Investment Expense as shown in the 12/31/15 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		2.70%		1.60%
Class P Shares		2.35%		1.25%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: -9.81% (1-year); -4.93% (since inception)
Class P Shares****: -5.04% (1-year); -2.34% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 5/31/14 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

Opportunistic Municipal Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to provide a high level of income that is exempt from federal income tax while protecting investors' capital. The fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations. It invests in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities, obligations of the U.S. government, its agencies and instrumentalities ("Agency Securities") and exchange-traded funds (ETFs) to gain exposure to the municipal market.

Allocation to Golden State Tobacco, Mohegan Tribal Finance Authority, and Tender Option Bond Trust contributed. Allocation to Ohio Air Quality Development Authority, Louisiana Public Facilities Authority, and Iowa Finance Authority detracted.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* June 14, 2012 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/16 for Class A, C, and P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2016
					Extended
		1-Year	Since Inception	Inception Date	Performance
					Inception Date
Class A Shares	Excluding Sales Charge	11.94%	6.53%	6/14/12	-
	Including Sales Charge	7.72%	5.57%
Class C Shares	Excluding Sales Charge	11.01%	5.72%	6/14/12	-
	Including Sales Charge	10.01%	5.72%
Class P Shares	Excluding Sales Charge	12.35%	6.68%	12/30/13	6/14/12

Total Investment Expense as shown in the 12/31/15 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.10%	0.96%
Class C Shares	1.96%	1.71%
Class P Shares	1.05%	0.76%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: 7.93% (1-year); 5.69% (since inception)
Class C Shares: 10.33% (1-year); 5.91% (since inception)
Class P Shares****: 12.56% (1-year); 6.85% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Class A shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 5/31/12 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

Origin Emerging Markets Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Origin Asset Management, LLP

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies at the time of each purchase. Emerging market companies are companies with their principal place of business or principal office in emerging market countries or companies whose principal securities trading market is an emerging market country.

The information technology sector was the strongest contributor to relative performance, with Asian internet and mobile device hardware companies especially strong. The telecommunications and consumer staples sectors also contributed. From a geographical perspective, stock selection within China/Hong Kong was especially strong. The violent technical reversal, with previously weak stocks outperforming at the expense of prior winners, was a detractor from performance due to the Fund's emphasis on trend following, so long as those trends are justified by company fundamentals. For the most part, the change in leadership does not appear to be supported by any major change in underlying company fundamental performance. From a geographical perspective, Taiwan and South Korea were the biggest detractors as previously strongly performing financial companies markedly underperformed. Stock selection within Brazil, Turkey, India, and South Africa detracted.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* January 23, 2015 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/16 for Class A. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2016
					Extended
		1-Year	Since Inception	Inception Date	Performance
					Inception Date
Class A Shares	Excluding Sales Charge	7.03%	-5.38%	1/23/2015	-
	Including Sales Charge	1.12%	-8.65%
Class P Shares	Excluding Sales Charge	7.41%	-6.20%	3/29/2016	1/23/2015

Total Investment Expense as shown in the 12/31/15 prospectus for Class A; 3/29/16 for Class P
		Gross Expense Ratio		Net Expense Ratio
Class A Shares		8.96%		1.75%
Class P Shares		1.39%		1.39%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: -20.60% (1-year); -13.42% (since inception)
Class P Shares****: -15.61% (1-year); -10.86% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional Class shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 1/31/15 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

Preferred Securities Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Spectrum Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to provide current income. The fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred securities at the time of purchase. It concentrates its investments (invests more than 25% of its net assets) in securities in the U.S. and non-U.S. financial services (i.e., banking, insurance and commercial finance,) industry. The fund also regularly invests in the real estate investment trust (i.e. REIT) and utility industries.

The hybrid market performed well during the year against the backdrop of declining interest rates and central bank policy support. The negotiated exchange by GE for its preferred stock of GECC benefited performance. Security selection in domestic securities contributed, particularly in industrials. Contingent capital (CoCo) securities, especially European bank AT1's, performed poorly in February due to the fear of coupon skips by European banks. Certain insurance names declined due to continued structural concerns of term extension rather than being called at par. Being underweight to DRD (dividend received deduction)-eligible preferred securities, which outperformed the overall index, detracted.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* August 31, 2006 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of August 31, 2016

						Extended
		1-Year	5-Year	10-Year	Inception	Performance
					Date	Inception
						Date
Class A Shares	Excluding Sales Charge	6.89%	7.75%	6.41%	6/28/05	5/1/02
	Including Sales Charge	2.87%	6.93%	6.00%
Class C Shares	Excluding Sales Charge	6.11%	6.96%	5.62%	1/16/07	5/1/02
	Including Sales Charge	5.11%	6.96%	5.62%
Class P Shares	Excluding Sales Charge	7.21%	8.01%	6.59%	9/27/10	5/1/02

Total Investment Expense as shown in the 12/31/15 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.07%	1.07%
Class C Shares	1.82%	1.82%
Class P Shares	0.83%	0.83%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: 1.03% (1-year); 5.79% (5-year); 6.17% (10-year)
Class C Shares: 3.21% (1-year); 5.82% (5-year); 5.78% (10-year)
Class P Shares****: 5.25% (1-year); 6.86% (5-year); 6.75% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional Class shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. Preferreds Blended Index is composed of 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% BofA Merrill Lynch U.S. Capital Securities Index.

**** Class P Shares do not have a sales charge.

Real Estate Allocation Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks total return with income. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in mutual funds that invest in the real estate industry at the time of purchase. The underlying funds invest in equity and debt real estate securities of U.S. and non-U.S. issuers and are both concentrated in the real estate industry; therefore, the Real Estate Allocation Fund is considered concentrated in the real estate industry as well. The fund allocates its investments between the underlying funds, 25% to 75% in each underlying fund, based on qualitative and quantitative analysis.

An average overweight to global real estate securities vs. real estate debt contributed to overall relative performance. Within the Real Estate Debt Income Fund (sub-advised by Principal Real Estate Investors, LLC), overweight to out-of-index legacy bonds as well as being overweight duration at the 10-year portion of the interest rate curve during a period when the yield curve flattened contributed. Within the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), positive attribution came from an overweight to U.S. industrial and self-storage, as well as German residential companies.

Both of the underlying funds posted negative excess returns vs. their respective benchmarks. Overweight to London office in the global real estate securities sleeve detracted. Within the commercial mortgage-backed securities (CMBS) sleeve, overweight to BBB-rated bonds relative to the benchmark during a period where the credit curve steepened materially between those bonds and AAA-rated bonds detracted.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* December 31, 2014 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/16 for Class A. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2016

		1-Year	Since Inception	Inception Date

Class A Shares	Excluding Sales Charge	10.34%	4.10%	12/31/14
	Including Sales Charge	4.27%	0.63%

Total Investment Expense as shown in the 12/31/15 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		31.38%		0.50%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: 0.96%(1-Year); -0.67% (Since Inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. Real Estate Allocation Blended Index is composed of 50% FTSE EPRA/NAREIT Developed Index NR and 50% Barclays CMBS ERISA ELIGIBLE Index.

Real Estate Debt Income Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks current income. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of U.S. companies principally engaged in the real estate industry at the time of purchase. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. The fund is non-diversified.

Being overweight to out-of-index legacy bonds that benefitted from a higher percentage of maturing loans paying off than was expected at the beginning of the period contributed. Being overweight the index exposure to 2014-2016 vintage AA and A-rated bonds during a period where the credit curve flattened between those bonds and AAA-rated bonds contributed. Being overweight to the 10-year part of the Treasury curve and underweight the 5-year part of the curve during a period where the yield curve flattened contributed. Being overweight BBB-rated bonds relative to the benchmark during a period where the credit curve steepened materially between those bonds and AAA-rated bonds detracted. One detractor was exposure to out-of-index interest only (IO) securities during a period when IO spreads widened relative to index spreads.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* December 31, 2014 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/16 for Class A; 12/30/2016 for Class P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2016
					Extended
		1-Year	Since Inception	Inception Date	Performance
					Inception Date
Class A Shares	Excluding Sales Charge	5.27%	2.89%	12/31/14	-
	Including Sales Charge	1.32%	0.56%
Class P Shares	Excluding Sales Charge	4.59%	2.51%	6/15/15	12/31/14

Total Investment Expense as shown in the 12/31/15 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.14%	1.00%
Class P Shares	0.89%	0.75%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: -0.21% (1-Year); -0.48% (Since Inception)
Class P Shares****: 2.97% (1-Year); 1.64% (Since Inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional Class shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

**** Class P Shares do not have a sales charge.

Small-MidCap Dividend Income Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to provide current income and long-term growth of income and capital. The fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies with small to medium market capitalizations at the time of each purchase. It invests in the securities of foreign issuers, real estate investment trusts, preferred securities, convertible securities, master limited partnerships, and royalty trusts.

New Flyer Industries (NFI) contributed due to outperformance on strong top and bottom line growth. Its acquisition of Motor Coach Industries was a positive development as the combined company dominates the metropolitan bus and motor coach markets in North America. Digital Realty Trust (DLR) contributed as it outperformed on top and bottom-line growth. DLR made an accretive acquisition of TelX, which diversified its portfolio by expanding into the colocation and interconnection businesses. Additionally, DLR grew its footprint overseas by acquiring eight facilities in Europe. EPR Properties (EPR) contributed as the specialty real estate investment trust (REIT) had strong financial results, continued to invest for future growth, and also likely benefitted from the low interest rate environment and corresponding investor interest in the higher-yielding sector. HollyFrontier (HFC) detracted from as tighter refining margins weighed on profitability. Colony Capital (CLNY) traded down following the announcement of its planned tri-merger with NorthStar Asset Management and NorthStar Realty Finance. Alliance Resource Partners underperformed as the price of coal grew pressured and the price differential between its contract rates and the current market rate weighed on the stock.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* June 6, 2011 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of August 31, 2016

						Extended
		1-Year	5-Year	Since	Inception	Performance
				Inception	Date	Inception
						Date
Class A Shares	Excluding Sales Charge	22.61%	14.42%	12.12%	6/6/11	-
	Including Sales Charge	15.87%	13.14%	10.92%
Class C Shares	Excluding Sales Charge	21.57%	13.49%	11.19%	6/14/12	6/6/11
	Including Sales Charge	20.57%	13.49%	11.19%
Class P Shares	Excluding Sales Charge	22.98%	14.76%	12.66%	6/6/11	-

Total Investment Expense as shown in the 12/31/15 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.18%	1.18%
Class C Shares	1.97%	1.97%
Class P Shares	0.90%	0.90%

Average annual total returns* including sales charge as of 6/30/16:
Class A Shares: 1.56% (1-year); 9.71% (5-year); 9.78% (since inception)
Class C Shares: 5.63% (1-year); 10.04% (5-year); 10.09% (since inception)
Class P Shares****: 7.85% (1-year); 11.49% (5-year); 11.55% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional Class shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 5/31/11 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

**** Class P Shares do not have a sales charge.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2016

			Credit
			Opportunities	Diversified Real
Amounts in thousands, except per share amounts	Blue Chip Fund		Explorer Fund	Asset Fund(a)
Investment in securities--at cost	$1,157,009		$19,544	$3,665,518
Foreign currency--at cost	$–		$–	$29,195
Assets
Investment in securities--at value	$1,332,876		$19,710	$3,757,312
Foreign currency--at value	–		–	29,173
Cash	–		–	23,793
Deposits with counterparty	–		264	2,387
Receivables:
Dividends and interest	1,516		100	6,495
Expense reimbursement from Manager	–		3	66
Foreign currency contracts	–		–	4,940
Fund shares sold	578		–	2,413
Investment securities sold	1,318		5,875	7,531
OTC swap agreements--at value (premiums paid $0, $0 and $0)	–		4	259
Variation margin on financial derivative instruments	–		4	4,622
Prepaid expenses	–		3	–
Total Assets	1,336,288		25,963	3,838,991
Liabilities
Accrued management and investment advisory fees	770		10	2,492
Accrued distribution fees	26		2	55
Accrued transfer agent fees	20		1	479
Accrued directors' expenses	4		2	6
Accrued professional fees	22		26	88
Accrued other expenses	20		–	86
Cash overdraft	–		95	–
Payables:
Dividends payable	–		15	–
Foreign currency contracts	–		–	6,321
Fund shares redeemed	840		–	1,789
Investment securities purchased	1,514		6,432	105,513
Options and swaptions contracts written (premiums received $0, $0 and $1,672)	–		–	1,109
Variation margin on financial derivative instruments	–		4	4,865
Total Liabilities	3,216		6,587	122,803
Net Assets Applicable to Outstanding Shares	$1,333,072		$19,376	$3,716,188
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,155,183		$20,337	$4,018,935
Accumulated undistributed (overdistributed) net investment income (loss)	2,173		64	93,211
Accumulated undistributed (overdistributed) net realized gain (loss)	(151)		(1,151)	(486,867)
Net unrealized appreciation (depreciation) of investments	175,867		126	92,323
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		–	(1,414)
Total Net Assets	$1,333,072		$19,376	$3,716,188
Capital Stock (par value: $.01 per share):
Shares authorized	950,000		200,000	1,725,000
Net Asset Value Per Share:
Class A: Net Assets	$36,575		$9,669	$210,864
Shares Issued and Outstanding	2,171		1,018	19,056
Net Asset Value per share	$16.85		$9.50	$11.07
Maximum Offering Price	$17.83		$9.87	$11.50
Class C: Net Assets	$21,705		N/A	$31,350
Shares Issued and Outstanding	1,314			2,902
Net Asset Value per share	$16.52	(b)		$10.80 (b)
Class P: Net Assets	$17,494		N/A	$149,921
Shares Issued and Outstanding	1,031			13,566
Net Asset Value per share	$16.97			$11.05
Institutional: Net Assets	$1,257,265		$9,707	$3,294,419
Shares Issued and Outstanding	73,939		1,019	297,253
Net Asset Value per share	$17.00		$9.52	$11.08
R-3: Net Assets	$11		N/A	$11
Shares Issued and Outstanding	1			1
Net Asset Value per share	$16.96			$11.06
R-4: Net Assets	$11		N/A	$11
Shares Issued and Outstanding	1			1
Net Asset Value per share	$16.98			$11.07
R-5: Net Assets	$11		N/A	$11
Shares Issued and Outstanding	1			1
Net Asset Value per share	$16.99			$11.08
R-6: Net Assets	N/A		N/A	$29,601
Shares Issued and Outstanding				2,671
Net Asset Value per share				$11.08

(a)	Consolidated financial statement, see "Basis for Consolidation" in Notes to Financial Statements.
(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2016
			Global
			Opportunities
	Dynamic High Yield	Global Multi-	Equity Hedged
Amounts in thousands, except per share amounts	Explorer Fund	Strategy Fund	Fund
Investment in securities--at cost	$15,662	$3,159,743	$6,564
Foreign currency--at cost	$–	$17,747	$5
Assets
Investment in securities--at value	$15,632	$3,241,562	$6,858
Foreign currency--at value	–	17,702	5
Cash	3	22,943	–
Deposits with counterparty	–	466,787	18
Receivables:
Dividends and interest	106	11,759	14
Expense reimbursement from Manager	4	4	13
Foreign currency contracts	–	24,086	–
Fund shares sold	2	3,999	–
Investment securities sold	44	73,589	322
OTC swap agreements--at value (premiums paid $0, $3,776 and $0)	–	12,167	–
Variation margin on financial derivative instruments	–	1,315	18
Prepaid expenses	4	–	7
Total Assets	15,795	3,875,913	7,255
Liabilities
Accrued management and investment advisory fees	8	3,588	6
Accrued distribution fees	1	79	1
Accrued transfer agent fees	1	162	1
Accrued directors' expenses	2	5	2
Accrued professional fees	35	143	24
Accrued other expenses	–	3,125	–
Cash overdraft	–	–	19
Payables:
Dividends payable	57	–	–
Foreign currency contracts	–	21,217	–
Fund shares redeemed	–	2,943	–
Investment securities purchased	1,525	103,015	286
Options and swaptions contracts written (premiums received $0, $5,941 and $0)	–	3,327	–
Reverse repurchase agreements	–	257,667	–
Short sales (proceeds received $0, $689,197 and $0)	–	720,668	–
OTC swap agreements--at value (premiums received $0, $2,619 and $0)	–	3,816	–
Variation margin on financial derivative instruments	–	2,130	–
Total Liabilities	1,629	1,121,885	339
Net Assets Applicable to Outstanding Shares	$14,166	$2,754,028	$6,916
Net Assets Consist of:
Capital shares and additional paid-in-capital	$15,467	$2,750,641	$7,571
Accumulated undistributed (overdistributed) net investment income (loss)	(10)	(2,623)	49
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,261)	(45,912)	(677)
Net unrealized appreciation (depreciation) of investments	(30)	49,069	(27)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	2,853	–
Total Net Assets	$14,166	$2,754,028	$6,916
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	1,450,000	300,000
Net Asset Value Per Share:
Class A: Net Assets	$7,267	$145,370	$2,345
Shares Issued and Outstanding	795	13,495	257
Net Asset Value per share	$9.14	$10.77	$9.12
Maximum Offering Price	$9.50	$11.19	$9.65
Class C: Net Assets	N/A	$56,557	N/A
Shares Issued and Outstanding		5,354
Net Asset Value per share		$10.56 (a)
Class P: Net Assets	N/A	$286,895	$2,285
Shares Issued and Outstanding		26,527	250
Net Asset Value per share		$10.82	$9.14
Institutional: Net Assets	$6,899	$2,265,206	$2,286
Shares Issued and Outstanding	752	208,536	250
Net Asset Value per share	$9.17	$10.86	$9.14

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2016
			Multi-Manager
	Global	International Small	Equity Long/Short
Amounts in thousands, except per share amounts	Opportunities Fund	Company Fund	Fund
Investment in securities--at cost	$1,250,184	$167,753	$331,044
Foreign currency--at cost	$–	$2	$427
Assets
Investment in securities--at value	$1,313,565	$170,706	$337,068
Foreign currency--at value	–	3	429
Deposits with counterparty	–	–	121,285
Receivables:
Dividends and interest	3,929	296	527
Expense reimbursement from Manager	6	–	14
Foreign currency contracts	–	–	261
Fund shares sold	170	2	–
Investment securities sold	38,892	816	5,942
OTC swap agreements--at value (premiums paid $0, $0 and $0)	–	–	499
Variation margin on financial derivative instruments	–	–	153
Total Assets	1,356,562	171,823	466,178
Liabilities
Accrued management and investment advisory fees	945	153	435
Accrued distribution fees	2	1	–
Accrued transfer agent fees	5	3	2
Accrued custodian fees	–	24	–
Accrued directors' expenses	3	2	1
Accrued professional fees	34	24	26
Accrued other expenses	40	17	221
Cash overdraft	–	–	10,333
Payables:
Foreign currency contracts	–	–	175
Fund shares redeemed	479	–	–
Investment securities purchased	27,455	630	7,967
Short sales (proceeds received $0, $0 and $120,213)	–	–	120,823
OTC swap agreements--at value (premiums received $0, $0 and $0)	–	–	84
Variation margin on financial derivative instruments	–	–	49
Total Liabilities	28,963	854	140,116
Net Assets Applicable to Outstanding Shares	$1,327,599	$170,969	$326,062
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,262,823	$170,995	$324,242
Accumulated undistributed (overdistributed) net investment income (loss)	18,782	406	881
Accumulated undistributed (overdistributed) net realized gain (loss)	(17,297)	(3,385)	(3,960)
Net unrealized appreciation (depreciation) of investments	63,381	2,953	4,879
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(90)	–	20
Total Net Assets	$1,327,599	$170,969	$326,062
Capital Stock (par value: $.01 per share):
Shares authorized	650,000	300,000	400,000
Net Asset Value Per Share:
Class A: Net Assets	$4,940	$2,026	$55
Shares Issued and Outstanding	431	207	6
Net Asset Value per share	$11.45	$9.80	$9.97
Maximum Offering Price	$12.12	$10.37	$10.55
Class C: Net Assets	$1,595	N/A	N/A
Shares Issued and Outstanding	141
Net Asset Value per share	$11.34 (a)
Class P: Net Assets	$164	$157	$10
Shares Issued and Outstanding	14	16	1
Net Asset Value per share	$11.53	$9.80	$9.98
Institutional: Net Assets	$1,320,900	$168,786	$10
Shares Issued and Outstanding	114,207	17,108	1
Net Asset Value per share	$11.57	$9.87	$9.99
R-6: Net Assets	N/A	N/A	$325,987
Shares Issued and Outstanding			32,619
Net Asset Value per share			$9.99

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2016
	Opportunistic		Origin Emerging	Preferred
Amounts in thousands, except per share amounts	Municipal Fund		Markets Fund	Securities Fund
Investment in securities--at cost	$136,413		$709,072	$5,318,657
Investments in affiliated securities--at cost	$–		$–	$121,899
Assets
Investment in securities--at value	$144,558		$777,161	$5,638,640
Investment in affiliated securities--at value	–		–	121,028
Cash	5,002		119	–
Deposits with counterparty	–		1,600	–
Receivables:
Dividends and interest	1,574		1,334	69,917
Expense reimbursement from Manager	7		7	–
Expense reimbursement from Distributor	–		–	1
Fund shares sold	675		218	33,348
Investment securities sold	3,791		–	3,493
Total Assets	155,607		780,439	5,866,427
Liabilities
Accrued management and investment advisory fees	59		789	3,440
Accrued administrative service fees	–		–	1
Accrued distribution fees	24		–	919
Accrued service fees	–		–	3
Accrued transfer agent fees	9		4	794
Accrued directors' expenses	3		4	11
Accrued professional fees	26		26	35
Accrued other expenses	15		87	201
Payables:
Dividends payable	356		–	20,510
Fund shares redeemed	169		518	10,614
Interest expense and fees payable	13		–	–
Investment securities purchased	9,064		–	195
Options and swaptions contracts written (premiums received $0, $0 and $4,386)	–		–	2,034
Variation margin on financial derivative instruments	–		366	–
Floating rate notes issued	5,565		–	–
Total Liabilities	15,303		1,794	38,757
Net Assets Applicable to Outstanding Shares	$140,304		$778,645	$5,827,670
Net Assets Consist of:
Capital shares and additional paid-in-capital	$133,393		$905,456	$5,445,948
Accumulated undistributed (overdistributed) net investment income (loss)	206		5,349	23,900
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,440)		(200,116)	36,358
Net unrealized appreciation (depreciation) of investments	8,145		67,950	321,464
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		6	–
Total Net Assets	$140,304		$778,645	$5,827,670
Capital Stock (par value: $.01 per share):
Shares authorized	450,000		425,000	2,200,000
Net Asset Value Per Share:
Class A: Net Assets	$49,208		$401	$883,381
Shares Issued and Outstanding	4,461		44	85,235
Net Asset Value per share	$11.03		$9.07	$10.36
Maximum Offering Price	$11.46		$9.60	$10.76
Class C: Net Assets	$16,455		N/A	$859,055
Shares Issued and Outstanding	1,492			82,987
Net Asset Value per share	$11.03	(a)		$10.35	(a)
Class J: Net Assets	N/A		N/A	$50,135
Shares Issued and Outstanding				4,957
Net Asset Value per share				$10.11	(a)
Class P: Net Assets	$71,035		$11	$1,578,548
Shares Issued and Outstanding	6,431		1	153,408
Net Asset Value per share	$11.05		$8.97	$10.29
Institutional: Net Assets	$3,606		$778,143	$2,444,823
Shares Issued and Outstanding	327		86,740	237,368
Net Asset Value per share	$11.03		$8.97	$10.30
R-1: Net Assets	N/A		N/A	$1,572
Shares Issued and Outstanding				153
Net Asset Value per share				$10.25
R-2: Net Assets	N/A		N/A	$1,234
Shares Issued and Outstanding				121
Net Asset Value per share				$10.20
R-3: Net Assets	N/A		N/A	$3,311
Shares Issued and Outstanding				324
Net Asset Value per share				$10.23
R-4: Net Assets	N/A		N/A	$1,395
Shares Issued and Outstanding				137
Net Asset Value per share				$10.21
R-5: Net Assets	N/A		N/A	$4,216
Shares Issued and Outstanding				411
Net Asset Value per share				$10.26
R-6: Net Assets	N/A		$90	N/A
Shares Issued and Outstanding			10
Net Asset Value per share			$8.97

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENT OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2016
			Small-MidCap
	Real Estate	Real Estate Debt	Dividend
Amounts in thousands, except per share amounts and Real Estate Allocation Fund	Allocation Fund	Income Fund	Income Fund
Investment in securities--at cost	$–	$151,973	$1,978,440
Investment in affiliated Funds--at cost	$902,354	$–	$–
Foreign currency--at cost	$–	$–	$327
Assets
Investment in securities--at value	$–	$154,020	$2,283,882
Investment in affiliated Funds--at value	930,678	–	–
Foreign currency--at value	–	–	327
Receivables:
Dividends and interest	1,286	879	4,602
Expense reimbursement from Manager	8,529	4	–
Fund shares sold	4,945	444	10,912
Other assets	2	–	–
Total Assets	945,440	155,347	2,299,723
Liabilities
Accrued management and investment advisory fees	–	71	1,454
Accrued distribution fees	148	–	179
Accrued transfer agent fees	1,329	1	212
Accrued directors' expenses	2,282	3	5
Accrued professional fees	14,822	27	25
Accrued registration fees	2,188	–	–
Accrued other expenses	177	9	76
Payables:
Dividends payable	–	425	–
Fund shares redeemed	–	28	1,877
Investment securities purchased	6,232	–	4,695
Total Liabilities	27,178	564	8,523
Net Assets Applicable to Outstanding Shares	$918,262	$154,783	$2,291,200
Net Assets Consist of:
Capital shares and additional paid-in-capital	$883,720	$152,700	$1,993,907
Accumulated undistributed (overdistributed) net investment income (loss)	1,742	33	44,586
Accumulated undistributed (overdistributed) net realized gain (loss)	4,476	3	(52,733)
Net unrealized appreciation (depreciation) of investments	28,324	2,047	305,442
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	–	(2)
Total Net Assets	$918,262	$154,783	$2,291,200
Capital Stock (par value: $.01 per share):
Shares authorized	200,000,000	300,000	1,700,000
Net Asset Value Per Share:
Class A: Net Assets	$729,997	$831	$207,431
Shares Issued and Outstanding	70,513	83	13,877
Net Asset Value per share	$10.35	$9.97	$14.95
Maximum Offering Price	$10.95	$10.36	$15.82
Class C: Net Assets	N/A	N/A	$165,335
Shares Issued and Outstanding			11,139
Net Asset Value per share			$14.84 (a)
Class P: Net Assets	N/A	$136	$775,969
Shares Issued and Outstanding		14	51,200
Net Asset Value per share		$9.87	$15.16
Institutional: Net Assets	$188,265	$153,816	$1,142,465
Shares Issued and Outstanding	18,071	15,583	76,102
Net Asset Value per share	$10.42	$9.87	$15.01

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2016

		Credit Opportunities	Diversified Real
Amounts in thousands	Blue Chip Fund(a)	Explorer Fund	Asset Fund(a),(b)
Net Investment Income (Loss)
Income:
Dividends	$13,324	$–	$68,085
Withholding tax	(460)	–	(1,973)
Interest	5	799	38,647
Total Income	12,869	799	104,759
Expenses:
Management and investment advisory fees	8,675	112	29,316
Distribution fees - Class A	73	23	241
Distribution fees - Class C	165	N/A	359
Registration fees - Class A	22	20	15
Registration fees - Class C	18	N/A	15
Registration fees - Class P	14	N/A	47
Registration fees - Institutional	2	19	44
Registration fees - R-6	N/A	N/A	18
Shareholder reports - Class A	18	–	55
Shareholder reports - Class C	8	N/A	24
Shareholder reports - Class P	2	N/A	167
Shareholder reports - Institutional	–	–	297
Shareholder reports - R-6	N/A	N/A	1
Transfer agent fees - Class A	58	9	129
Transfer agent fees - Class C	38	N/A	67
Transfer agent fees - Class P	8	N/A	761
Transfer agent fees - Institutional	1	–	1,181
Custodian fees	3	4	178
Directors' expenses	26	3	73
Professional fees	27	30	197
Other expenses	12	1	33
Total Gross Expenses	9,170	221	33,218
Less: Reimbursement from Manager - Class A	–	25	28
Less: Reimbursement from Manager - Class C	–	N/A	43
Less: Reimbursement from Manager - Class P	–	N/A	394
Less: Reimbursement from Manager - Institutional	–	29	–
Less: Reimbursement from Manager - R-6	N/A	N/A	14
Total Net Expenses	9,170	167	32,739
Net Investment Income (Loss)	3,699	632	72,020

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	14,125	(375)	(353,416)
Foreign currency transactions	–	(4)	(6,572)
Futures contracts	–	(204)	6,910
Options and swaptions	–	–	3,760
Swap agreements	–	(77)	(2,260)
Change in unrealized appreciation/depreciation of:
Investments	121,600	957	248,869
Futures contracts	–	8	(67)
Options and swaptions	–	–	387
Swap agreements	–	(56)	696
Translation of assets and liabilities in foreign currencies	–	–	(3,180)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	135,725	249	(104,873)
Net Increase (Decrease) in Net Assets Resulting from Operations	$139,424	$881	$(32,853)

(a)	R-3, R-4 and R-5 shares commenced operations on March 29, 2016.
(b)	Consolidated financial statement, see "Basis for Consolidation" in Notes to Financial Statements.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2016

			Global Opportunities
	Dynamic High Yield	Global Multi-	Equity Hedged
Amounts in thousands	Explorer Fund	Strategy Fund	Fund(a)
Net Investment Income (Loss)
Income:
Dividends	$–	$24,593	$171
Withholding tax	–	(587)	(12)
Interest	825	52,243	–
Total Income	825	76,249	159
Expenses:
Management and investment advisory fees	90	46,936	75
Distribution fees - Class A	18	403	6
Distribution fees - Class C	N/A	606	N/A
Registration fees - Class A	20	42	22
Registration fees - Class C	N/A	21	N/A
Registration fees - Class P	N/A	51	23
Registration fees - Institutional	20	19	22
Shareholder reports - Class A	1	27	–
Shareholder reports - Class C	N/A	11	N/A
Shareholder reports - Class P	N/A	38	–
Shareholder reports - Institutional	–	91	–
Transfer agent fees - Class A	10	102	9
Transfer agent fees - Class C	N/A	74	N/A
Transfer agent fees - Class P	N/A	275	–
Transfer agent fees - Institutional	–	361	–
Custodian fees	1	403	23
Directors' expenses	3	61	2
Dividends and interest on securities sold short	–	12,537	–
Professional fees	39	243	29
Short sale fees	–	805	–
Other expenses	2	32	2
Reverse repurchase agreement interest expense	–	800	–
Total Gross Expenses	204	63,938	213
Less: Reimbursement from Manager - Class A	40	–	46
Less: Reimbursement from Manager - Class C	N/A	9	N/A
Less: Reimbursement from Manager - Class P	N/A	–	37
Less: Reimbursement from Manager - Institutional	35	–	38
Total Net Expenses	129	63,929	92
Net Investment Income (Loss)	696	12,320	67

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(906)	(18,701)	(81)
Foreign currency transactions	–	(3,294)	(9)
Futures contracts	–	(1,779)	(595)
Options and swaptions	–	8,424	–
Short sales	–	2,765	–
Swap agreements	–	10,069	–
Change in unrealized appreciation/depreciation of:
Investments	582	110,059	294
Futures contracts	–	(19,760)	(321)
Options and swaptions	–	8,340	–
Short sales	–	(47,199)	–
Swap agreements	–	(7,637)	–
Translation of assets and liabilities in foreign currencies	–	(7,569)	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(324)	33,718	(712)
Net Increase (Decrease) in Net Assets Resulting from Operations	$372	$46,038	$(645)

(a)	Period from September 22, 2015, date operations commenced, through August 31, 2016.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2016

			Multi-Manager
	Global	International Small	Equity
Amounts in thousands	Opportunities Fund	Company Fund	Long/Short Fund(a)
Net Investment Income (Loss)
Income:
Dividends	$32,206	$1,135	$1,402
Withholding tax	(1,805)	(99)	(71)
Interest	61	3	55
Total Income	30,462	1,039	1,386
Expenses:
Management and investment advisory fees	10,671	532	1,494
Distribution fees - Class A	11	12	–
Distribution fees - Class C	17	N/A	N/A
Registration fees - Class A	13	11	19
Registration fees - Class C	13	N/A	N/A
Registration fees - Class P	13	11	20
Registration fees - Institutional	19	26	19
Registration fees - R-6	N/A	N/A	19
Shareholder reports - Class A	4	1	–
Shareholder reports - Class C	1	N/A	N/A
Transfer agent fees - Class A	19	15	5
Transfer agent fees - Class C	13	N/A	N/A
Transfer agent fees - Class P	1	1	–
Transfer agent fees - Institutional	1	3	–
Custodian fees	78	60	28
Directors' expenses	28	3	2
Dividends and interest on securities sold short	–	–	590
Professional fees	120	29	28
Short sale fees	–	–	157
Other expenses	8	2	19
Total Gross Expenses	11,030	706	2,400
Less: Reimbursement from Manager - Class A	19	42	25
Less: Reimbursement from Manager - Class C	21	N/A	N/A
Less: Reimbursement from Manager - Class P	13	24	20
Less: Reimbursement from Manager - Institutional	–	11	20
Less: Reimbursement from Manager - R-6	N/A	N/A	65
Total Net Expenses	10,977	629	2,270
Net Investment Income (Loss)	19,485	410	(884)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(14,828)	(2,646)	785
Foreign currency transactions	(675)	28	513
Futures contracts	–	–	(1,489)
Net increase from payments by affiliates	–	–	126
Options and swaptions	–	–	(43)
Short sales	–	–	(3,170)
Swap agreements	–	–	1,083
Change in unrealized appreciation/depreciation of:
Investments	37,011	2,898	6,024
Futures contracts	–	–	(950)
Short sales	–	–	(610)
Swap agreements	–	–	415
Translation of assets and liabilities in foreign currencies	(33)	–	20
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	21,475	280	2,704
Net Increase (Decrease) in Net Assets Resulting from Operations	$40,960	$690	$1,820

(a)	Period from March 31, 2016, date operations commenced, through August 31, 2016.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2016

	Opportunistic	Origin Emerging	Preferred
Amounts in thousands	Municipal Fund	Markets Fund(a)	Securities Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$–	$–	$9,081
Dividends	40	18,627	104,767
Withholding tax	–	(2,295)	(89)
Interest	4,261	42	193,033
Total Income	4,301	16,374	306,792
Expenses:
Management and investment advisory fees	483	9,346	36,344
Distribution fees - Class A	92	1	2,017
Distribution fees - Class C	133	N/A	8,104
Distribution fees - Class J	N/A	N/A	87
Distribution fees - R-1	N/A	N/A	6
Distribution fees - R-2	N/A	N/A	5
Distribution fees - R-3	N/A	N/A	9
Distribution fees - R-4	N/A	N/A	1
Administrative service fees - R-1	N/A	N/A	5
Administrative service fees - R-2	N/A	N/A	3
Administrative service fees - R-3	N/A	N/A	3
Registration fees - Class A	26	16	79
Registration fees - Class C	16	N/A	35
Registration fees - Class J	N/A	N/A	17
Registration fees - Class P	23	18	123
Registration fees - Institutional	18	2	190
Registration fees - R-6	N/A	20	N/A
Service fees - R-1	N/A	N/A	4
Service fees - R-2	N/A	N/A	4
Service fees - R-3	N/A	N/A	9
Service fees - R-4	N/A	N/A	3
Service fees - R-5	N/A	N/A	10
Shareholder reports - Class A	1	1	76
Shareholder reports - Class C	1	N/A	50
Shareholder reports - Class J	N/A	N/A	8
Shareholder reports - Class P	1	–	56
Shareholder reports - Institutional	–	–	139
Transfer agent fees - Class A	19	9	780
Transfer agent fees - Class C	13	N/A	764
Transfer agent fees - Class J	N/A	N/A	77
Transfer agent fees - Class P	13	–	1,396
Transfer agent fees - Institutional	–	9	970
Custodian fees	1	269	22
Directors' expenses	5	15	109
Interest expense and fees	46	–	–
Professional fees	30	33	43
Other expenses	3	8	58
Total Gross Expenses	924	9,747	51,606
Less: Reimbursement from Manager - Class A	7	26	–
Less: Reimbursement from Manager - Class C	16	N/A	–
Less: Reimbursement from Manager - Class P	–	19	–
Less: Reimbursement from Manager - Institutional	18	–	–
Less: Reimbursement from Manager - R-6	N/A	20	N/A
Less: Reimbursement from Distributor - Class J	N/A	N/A	19
Total Net Expenses	883	9,682	51,587
Net Investment Income (Loss)	3,418	6,692	255,205

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	111	(128,603)	(46,201)
Foreign currency transactions	–	(1,341)	–
Futures contracts	–	(2,662)	50,888
Options and swaptions	–	–	48,325
Change in unrealized appreciation/depreciation of:
Investments	7,099	175,536	53,290
Investment in affiliated securities	–	–	(3,182)
Futures contracts	–	2,825	–
Options and swaptions	–	–	1,474
Translation of assets and liabilities in foreign currencies	–	43	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	7,210	45,798	104,594
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,628	$52,490	$359,799
(a) Class P shares commenced operations on March 29, 2016.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2016

			Small-MidCap
	Real Estate	Real Estate Debt	Dividend
Amounts in thousands, except Real Estate Allocation Fund	Allocation Fund	Income Fund	Income Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$15,383	$–	$–
Dividends	–	1	67,742
Withholding tax	–	–	(272)
Interest	–	2,926	80
Securities lending - net	–	–	200
Total Income	15,383	2,927	67,750
Expenses:
Management and investment advisory fees	N/A	413	14,083
Distribution fees - Class A	1,260	40	414
Distribution fees - Class C	N/A	N/A	1,378
Registration fees - Class A	17,059	15	21
Registration fees - Class C	N/A	N/A	21
Registration fees - Class P	N/A	16	28
Registration fees - Institutional	16,668	21	27
Shareholder reports - Class A	821	1	28
Shareholder reports - Class C	N/A	N/A	17
Shareholder reports - Class P	N/A	–	30
Shareholder reports - Institutional	7	–	37
Transfer agent fees - Class A	10,778	10	190
Transfer agent fees - Class C	N/A	N/A	185
Transfer agent fees - Class P	N/A	–	500
Transfer agent fees - Institutional	158	–	346
Custodian fees	–	1	6
Directors' expenses	2,214	4	38
Professional fees	16,190	30	30
Other expenses	1,206	3	18
Total Gross Expenses	66,361	554	17,397
Less: Reimbursement from Manager - Class A	44,225	6	–
Less: Reimbursement from Manager - Class P	N/A	17	–
Less: Reimbursement from Manager - Institutional	19,488	–	–
Total Net Expenses	2,648	531	17,397
Net Investment Income (Loss)	12,735	2,396	50,353

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	4	(30,781)
Investment transactions in affiliated Funds	703	–	–
Foreign currency transactions	–	–	(4)
Capital gain distribution received from affiliated Funds	3,841	–	–
Change in unrealized appreciation/depreciation of:
Investments	–	2,979	368,562
Investments in affiliated Funds	46,748	–	–
Translation of assets and liabilities in foreign currencies	–	–	(4)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	51,292	2,983	337,773
Net Increase (Decrease) in Net Assets Resulting from Operations	$64,027	$5,379	$388,126

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Blue Chip Fund
											Year Ended	Year Ended
											August 31, 2016	August 31, 2015
Operations
Net investment income (loss)											$3,699	$4,998
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											14,125	16,220
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											121,600	1,171
			Net Increase (Decrease) in Net Assets Resulting from Operations								139,424	22,389

Dividends and Distributions to Shareholders
From net investment income											(5,301)	(3,203)
From net realized gain on investments											(24,809)	(13,610)
								Total Dividends and Distributions			(30,110)	(16,813)

Capital Share Transactions
Net increase (decrease) in capital share transactions											(41,971)	824,418
						Total Increase (Decrease) in Net Assets					67,343	829,994

Net Assets
Beginning of period											1,265,729	435,735
End of period (including undistributed net investment income as set forth below)											$1,333,072	$1,265,729
Undistributed (overdistributed) net investment income (loss)											$2,173	$3,777

	Class A		Class C	Class P		Institutional		R-3	R-4	R-5
Capital Share Transactions:
Year Ended August 31, 2016(a)
Dollars:
Sold	$19,421		$12,276	$17,498		$45,737		$10	$10	$10
Reinvested	524		288	364		28,919		–	–	–
Redeemed	(6,850)		(4,435)	(8,204)		(147,539)		–	–	–
Net Increase (Decrease)	$13,095		$8,129	$9,658		$(72,883	) $	10	$10	$10
Shares:
Sold	1,248		803	1,109		2,959		1	1	1
Reinvested	34		19	23		1,852		–	–	–
Redeemed	(440)		(290)	(543)		(9,322)		–	–	–
Net Increase (Decrease)	842		532	589		(4,511)		1	1	1
Year Ended August 31, 2015
Dollars:
Sold	$15,335		$9,519	$6,302		$ 959,697		N/A	N/A	N/A
Reinvested	258		119	41		16,383		N/A	N/A	N/A
Redeemed	(3,723)		(897)	(1,426)		(177,190)		N/A	N/A	N/A
Net Increase (Decrease)	$11,870		$8,741	$4,917		$ 798,890		N/A	N/A	N/A
Shares:
Sold	982		610	390		60,682		N/A	N/A	N/A
Reinvested	17		8	3		1,094		N/A	N/A	N/A
Redeemed	(243)		(58)	(95)		(11,172)		N/A	N/A	N/A
Net Increase (Decrease)	756		560	298		50,604		N/A	N/A	N/A

Distributions:
Year Ended August 31, 2016(a)
From net investment income $	(11	) $	–	$(59	) $	(5,231	) $	– $	– $	–
From net realized gain on
investments	(518)		(288)	(305)		(23,698)		–	–	–
Total Dividends and Distributions $	(529	) $	(288)	$(364	) $	(28,929	) $	– $	– $	–
Year Ended August 31, 2015
From net investment income $	(17	) $	–	$(5	) $	(3,181)		N/A	N/A	N/A
From net realized gain on
investments	(253)		(119)	(36)		(13,202)		N/A	N/A	N/A
Total Dividends and Distributions $	(270	) $	(119)	$(41	) $	(16,383)		N/A	N/A	N/A

(a)	Period from March 29, 2016, date operations commenced, through August 31, 2016 for R-3, R-4 and R-5 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands				Credit Opportunities Explorer Fund
				Year Ended	Period Ended
				August 31, 2016	August 31, 2015(a)
Operations
Net investment income (loss)				$632	$747
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				(660)	(521)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				909	(783)
			Net Increase (Decrease) in Net Assets Resulting from Operations	881	(557)

Dividends and Distributions to Shareholders
From net investment income				(570)	(720)
			Total Dividends and Distributions	(570)	(720)

Capital Share Transactions
Net increase (decrease) in capital share transactions				238	20,104
			Total Increase (Decrease) in Net Assets	549	18,827

Net Assets
Beginning of period				18,827	–
End of period (including undistributed net investment income as set forth below)				$19,376	$18,827
Undistributed (overdistributed) net investment income (loss)				$64	$26
	Class A		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$67		$174
Reinvested	3		2
Redeemed	(7)		(1)
Net Increase (Decrease)	$63		$175
Shares:
Sold	7		19
Reinvested	1		–
Redeemed	(1)		–
Net Increase (Decrease)	7		19
Period Ended August 31, 2015(a)
Dollars:
Sold	$10,102		$10,000
Reinvested	2		–
Net Increase (Decrease)	$10,104		$10,000
Shares:
Sold	1,011		1,000
Net Increase (Decrease)	1,011		1,000

Distributions:
Year Ended August 31, 2016
From net investment income$	(271	) $	(299)
From net realized gain on
investments	–		–
Total Dividends and Distributions $	(271	) $	(299)
Period Ended August 31, 2015(a)
From net investment income$	(347	) $	(373)
From net realized gain on
investments	–		–
Total Dividends and Distributions $	(347	) $	(373)

(a)	Period from September 10, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												Diversified Real Asset Fund(a)
												Year Ended		Year Ended
												August 31, 2016		August 31, 2015
Operations
Net investment income (loss)													$72,020	$52,011
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													(351,578)	(126,427)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													246,705	(410,687)
			Net Increase (Decrease) in Net Assets Resulting from Operations										(32,853)	(485,103)

Dividends and Distributions to Shareholders
From net investment income													(36,288)	(33,105)
From net realized gain on investments													–	(35,325)
									Total Dividends and Distributions				(36,288)	(68,430)

Capital Share Transactions
Net increase (decrease) in capital share transactions													91,017	1,265,798
							Total Increase (Decrease) in Net Assets						21,876	712,265

Net Assets
Beginning of period													3,694,312	2,982,047
End of period (including undistributed net investment income as set forth below)													$3,716,188	$3,694,312
Undistributed (overdistributed) net investment income (loss)													$93,211	$76,371
	Class A		Class C		Class P		Institutional		R-3	R-4	R-5	R-6
Capital Share Transactions:
Year Ended August 31, 2016(b)
Dollars:
Sold	$165,599		$3,159		$ 110,867		$ 1,235,726		$10	$10	$10	$53,784
Reinvested	451		–		2,773		31,461		–	–	–	18
Redeemed	(60,549)		(16,070)		(342,462)		(1,067,664)		–	–	–	(26,106)
Net Increase (Decrease)	$105,501		$ (12,911)		$ (228,822)		$199,523		$10	$10	$10	$27,696
Shares:
Sold	14,973		305		10,380		116,270		1	1	1	4,976
Reinvested	43		–		266		3,011		–	–	–	2
Redeemed	(5,733)		(1,547)		(32,473)		(101,291)		–	–	–	(2,379)
Net Increase (Decrease)	9,283		(1,242)		(21,827)		17,990		1	1	1	2,599
Year Ended August 31, 2015(c)
Dollars:
Sold	$54,362		$10,722		$ 207,460		$ 1,894,082		N/A	N/A	N/A	$872
Reinvested	2,068		494		6,441		55,907		N/A	N/A	N/A	–
Redeemed	(54,238)		(13,074)		(71,914)		(827,347)		N/A	N/A	N/A	(37)
Net Increase (Decrease)	$2,192		$(1,858)		$ 141,987		$ 1,122,642		N/A	N/A	N/A	$835
Shares:
Sold	4,438		890		16,987		154,829		N/A	N/A	N/A	75
Reinvested	171		42		534		4,623		N/A	N/A	N/A	–
Redeemed	(4,475)		(1,106)		(5,991)		(68,376)		N/A	N/A	N/A	(3)
Net Increase (Decrease)	134		(174)		11,530		91,076		N/A	N/A	N/A	72

Distributions:
Year Ended August 31, 2016(b)
From net investment income $	(471	) $	– $		(2,999	) $	(32,800	) $	– $	–	$–	$(18)
From net realized gain on
investments	–		–		–		–		–	–	–	–
Total Dividends and Distributions $	(471	) $	– $		(2,999	) $	(32,800	) $	– $	–	$–	$(18)
Year Ended August 31, 2015(c)
From net investment income $	(862	) $	– $		(3,198	) $	(29,045)		N/A	N/A	N/A	$–
From net realized gain on
investments	(1,366)		(594)		(3,762)		(29,603)		N/A	N/A	N/A	–
Total Dividends and Distributions $	(2,228	) $	(594	) $	(6,960	) $	(58,648)		N/A	N/A	N/A	$–

(a)	Consolidated financial statement, see "Basis for Consolidation" in Notes to Financial Statements.
(b)	Period from March 29, 2016, date operations commenced, through August 31, 2016 for R-3, R-4 and R-5 shares.
(c)	Period from December 31, 2014, date operations commenced, through August 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands				Dynamic High Yield Explorer Fund
				Year Ended	Period Ended
				August 31, 2016	August 31, 2015(a)
Operations
Net investment income (loss)				$696	$639
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				(906)	(320)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				582	(612)
			Net Increase (Decrease) in Net Assets Resulting from Operations	372	(293)

Dividends and Distributions to Shareholders
From net investment income				(751)	(634)
			Total Dividends and Distributions	(751)	(634)

Capital Share Transactions
Net increase (decrease) in capital share transactions				(277)	15,749
			Total Increase (Decrease) in Net Assets	(656)	14,822

Net Assets
Beginning of period				14,822	–
End of period (including undistributed net investment income as set forth below)				$14,166	$14,822
Undistributed (overdistributed) net investment income (loss)				$(10)	$15
	Class A		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$118		$15
Reinvested	18		1
Redeemed	(422)		(7)
Net Increase (Decrease)	$(286	) $	9
Shares:
Sold	13		2
Reinvested	2		–
Redeemed	(45)		(1)
Net Increase (Decrease)	(30)		1

Period Ended August 31, 2015(a)
Dollars:
Sold	$8,329		$7,514
Reinvested	16		–
Redeemed	(109)		(1)
Net Increase (Decrease)	$8,236		$7,513
Shares:
Sold	835		751
Reinvested	2		–
Redeemed	(12)		–
Net Increase (Decrease)	825		751

Distributions:
Year Ended August 31, 2016
From net investment income$	(380	) $	(371)
From net realized gain on
investments	–		–
Total Dividends and Distributions $	(380	) $	(371)

Period Ended August 31, 2015(a)
From net investment income$	(318	) $	(316)
From net realized gain on
investments	–		–
Total Dividends and Distributions $	(318	) $	(316)

(a)	Period from September 10, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Global Multi-Strategy Fund
								Year Ended	Year Ended
								August 31, 2016	August 31, 2015
Operations
Net investment income (loss)								$12,320	$(7,367)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								(2,516)	82,470
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								36,234	(59,881)
			Net Increase (Decrease) in Net Assets Resulting from Operations					46,038	15,222

Dividends and Distributions to Shareholders
From net investment income								(24,184)	(19,599)
From net realized gain on investments								(64,579)	(34,303)
							Total Dividends and Distributions	(88,763)	(53,902)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(408,924)	1,372,288
							Total Increase (Decrease) in Net Assets	(451,649)	1,333,608

Net Assets
Beginning of period								3,205,677	1,872,069
End of period (including undistributed net investment income as set forth below)								$2,754,028	$3,205,677
Undistributed (overdistributed) net investment income (loss)								$(2,623)	$7,487
	Class A		Class C		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$71,294		$16,274		$ 168,441		$722,819
Reinvested	4,173		1,208		6,741		63,629
Redeemed	(111,180)		(20,162)		(166,821)		(1,165,340)
Net Increase (Decrease)	$(35,713	) $	(2,680	) $	8,361		$ (378,892)
Shares:
Sold	6,722		1,550		15,780		67,670
Reinvested	395		116		635		5,972
Redeemed	(10,450)		(1,934)		(15,732)		(108,839)
Net Increase (Decrease)	(3,333)		(268)		683		(35,197)
Year Ended August 31, 2015
Dollars:
Sold	$149,603		$29,624		$ 198,204		$ 1,386,946
Reinvested	2,092		636		3,427		39,324
Redeemed	(59,728)		(11,724)		(126,442)		(239,674)
Net Increase (Decrease)	$91,967		$18,536		$75,189		$ 1,186,596
Shares:
Sold	13,524		2,713		17,847		124,779
Reinvested	192		59		313		3,576
Redeemed	(5,390)		(1,076)		(11,368)		(21,477)
Net Increase (Decrease)	8,326		1,696		6,792		106,878

Distributions:
Year Ended August 31, 2016
From net investment income $	(889	) $	– $		(2,416	) $	(20,879)
From net realized gain on
investments	(3,482)		(1,372)		(6,513)		(53,212)
Total Dividends and Distributions $	(4,371	) $	(1,372	) $	(8,929	) $	(74,091)
Year Ended August 31, 2015
From net investment income $	(553	) $	– $		(1,512	) $	(17,534)
From net realized gain on
investments	(1,640)		(714)		(2,801)		(29,148)
Total Dividends and Distributions $	(2,193	) $	(714	) $	(4,313	) $	(46,682)

See accompanying notes.

					STATEMENT OF CHANGES IN NET ASSETS
					PRINCIPAL FUNDS, INC.

						Global
						Opportunities
						Equity Hedged
Amounts in thousands						Fund
						Period Ended
						August 31, 2016(a)
Operations
Net investment income (loss)						$67
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(685)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						(27)
			Net Increase (Decrease) in Net Assets Resulting from Operations			(645)

Dividends and Distributions to Shareholders
From net investment income						(10)
					Total Dividends and Distributions	(10)

Capital Share Transactions
Net increase (decrease) in capital share transactions						7,571
					Total Increase (Decrease) in Net Assets	6,916

Net Assets
Beginning of period						–
End of period (including undistributed net investment income as set forth below)						$6,916
Undistributed (overdistributed) net investment income (loss)						$49
	Class A		Class P		Institutional
Capital Share Transactions:
Period Ended August 31, 2016(a)
Dollars:
Sold	$2,622		$2,500		$2,500
Redeemed	(51)		–		–
Net Increase (Decrease)	$2,571		$2,500		$2,500
Shares:
Sold	262		250		250
Redeemed	(5)		–		–
Net Increase (Decrease)	257		250		250

Distributions:
Period Ended August 31, 2016(a)
From net investment income $	(4	) $	(3	) $	(3)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(4	) $	(3	) $	(3)

(a)	Period from September 22, 2015, date operations commenced, through August 31, 2016.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Global Opportunities Fund
								Year Ended	Year Ended
								August 31, 2016	August 31, 2015
Operations
Net investment income (loss)								$19,485	$19,155
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								(15,503)	9,487
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								36,978	(79,815)
			Net Increase (Decrease) in Net Assets Resulting from Operations					40,960	(51,173)

Dividends and Distributions to Shareholders
From net investment income								(17,170)	(13,001)
From net realized gain on investments								(11,153)	(121,684)
							Total Dividends and Distributions	(28,323)	(134,685)

Capital Share Transactions
Net increase (decrease) in capital share transactions								52,905	39,902
							Total Increase (Decrease) in Net Assets	65,542	(145,956)

Net Assets
Beginning of period								1,262,057	1,408,013
End of period (including undistributed net investment income as set forth below)								$1,327,599	$1,262,057
Undistributed (overdistributed) net investment income (loss)								$18,782	$17,150
	Class A		Class C		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$1,942		$645		$237		$ 293,433
Reinvested	70		17		11		28,218
Redeemed	(1,179)		(614)		(879)		(268,996)
Net Increase (Decrease)	$833		$48		$(631	) $	52,655
Shares:
Sold	172		57		21		26,081
Reinvested	6		1		1		2,433
Redeemed	(104)		(55)		(78)		(23,864)
Net Increase (Decrease)	74		3		(56)		4,650
Year Ended August 31, 2015
Dollars:
Sold	$2,442		$767		$959		$ 223,063
Reinvested	261		192		51		134,179
Redeemed	(724)		(1,155)		(149)		(319,984)
Net Increase (Decrease)	$1,979		$(196	) $	861		$37,258
Shares:
Sold	202		63		77		17,613
Reinvested	23		17		4		11,557
Redeemed	(60)		(97)		(12)		(25,293)
Net Increase (Decrease)	165		(17)		69		3,877

Distributions:
Year Ended August 31, 2016
From net investment income $	(35	) $	(2	) $	(7	) $	(17,126)
From net realized gain on
investments	(38)		(16)		(5)		(11,094)
Total Dividends and Distributions $	(73	) $	(18	) $	(12	) $	(28,220)
Year Ended August 31, 2015
From net investment income $	(14	) $	– $		(5	) $	(12,982)
From net realized gain on
investments	(248)		(193)		(46)		(121,197)
Total Dividends and Distributions $	(262	) $	(193	) $	(51) $		(134,179)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						International Small Company Fund
						Year Ended	Year Ended
						August 31, 2016	August 31, 2015
Operations
Net investment income (loss)						$410	$77
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(2,618)	(586)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						2,898	114
			Net Increase (Decrease) in Net Assets Resulting from Operations			690	(395)

Dividends and Distributions to Shareholders
From net investment income						(181)	(37)
					Total Dividends and Distributions	(181)	(37)

Capital Share Transactions
Net increase (decrease) in capital share transactions						157,298	6,086
					Total Increase (Decrease) in Net Assets	157,807	5,654

Net Assets
Beginning of period						13,162	7,508
End of period (including undistributed net investment income as set forth below)						$170,969	$13,162
Undistributed (overdistributed) net investment income (loss)						$406	$86

	Class A		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$1,165	$	– $		167,975
Reinvested	26		–		64
Redeemed	(4,764)		(4,232)		(2,936)
Net Increase (Decrease)	$(3,573	) $	(4,232	) $	165,103
Shares:
Sold	123		–		17,079
Reinvested	3		–		7
Redeemed	(489)		(432)		(329)
Net Increase (Decrease)	(363)		(432)		16,757
Year Ended August 31, 2015(a)
Dollars:
Sold	$2,038		$1,463		$3,580
Reinvested	1		–		–
Redeemed	(471)		(462)		(63)
Net Increase (Decrease)	$1,568		$1,001		$3,517
Shares:
Sold	207		144		357
Redeemed	(48)		(46)		(6)
Net Increase (Decrease)	159		98		351

Distributions:
Year Ended August 31, 2016
From net investment income $	(74	) $	(43	) $	(64)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(74	) $	(43	) $	(64)
Year Ended August 31, 2015(a)
From net investment income $	(20	) $	(17	) $	–
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(20	) $	(17	) $	–

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015 for Institutional shares.

See accompanying notes.

			STATEMENT OF CHANGES IN NET ASSETS
			PRINCIPAL FUNDS, INC.

					Multi-Manager
					Equity
					Long/Short
Amounts in thousands					Fund
					Period Ended
					August 31, 2016(a)
Operations
Net investment income (loss)					$(884)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements					(2,195)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies					4,899
		Net Increase (Decrease) in Net Assets Resulting from Operations			1,820

Capital Share Transactions
Net increase (decrease) in capital share transactions					324,242
				Total Increase (Decrease) in Net Assets	326,062

Net Assets
Beginning of period					–
End of period (including undistributed net investment income as set forth below)					$326,062
Undistributed (overdistributed) net investment income (loss)					$881
	Class A	Class P	Institutional	R-6
Capital Share Transactions:
Period Ended August 31, 2016(a)
Dollars:
Sold	$55	$10	$10	$ 324,461
Redeemed	–	–	–	(294
Net Increase (Decrease)	$55	$10	$10	$324,167
Shares:
Sold	6	1	1	32,648
Redeemed	–	–	–	(29)
Net Increase (Decrease)	6	1	1	32,619

Distributions:
Period Ended August 31, 2016(a)
From net investment income $	–	$–	$–	$–
From net realized gain on
investments	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–

(a)	Period from March 31, 2016, date operations commenced, through August 31, 2016.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Opportunistic Municipal Fund
								Year Ended	Year Ended
								August 31, 2016	August 31, 2015
Operations
Net investment income (loss)								$3,418	$1,211
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								111	153
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								7,099	(19)
			Net Increase (Decrease) in Net Assets Resulting from Operations					10,628	1,345

Dividends and Distributions to Shareholders
From net investment income								(3,302)	(1,171)
							Total Dividends and Distributions	(3,302)	(1,171)

Capital Share Transactions
Net increase (decrease) in capital share transactions								84,228	23,023
							Total Increase (Decrease) in Net Assets	91,554	23,197

Net Assets
Beginning of period								48,750	25,553
End of period (including undistributed net investment income as set forth below)								$140,304	$48,750
Undistributed (overdistributed) net investment income (loss)								$206	$94
	Class A		Class C		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$34,745		$6,664		$60,056		$3,504
Reinvested	952		145		1,663		35
Redeemed	(11,821)		(1,261)		(10,429)		(25)
Net Increase (Decrease)	$23,876		$5,548		$51,290		$3,514
Shares:
Sold	3,260		629		5,653		325
Reinvested	89		13		155		3
Redeemed	(1,100)		(118)		(973)		(2)
Net Increase (Decrease)	2,249		524		4,835		326
Year Ended August 31, 2015(a)
Dollars:
Sold	$10,767		$1,310		$16,215		$10
Reinvested	381		54		120		–
Redeemed	(5,022)		(691)		(121)		–
Net Increase (Decrease)	$6,126		$673		$16,214		$10
Shares:
Sold	1,051		129		1,581		1
Reinvested	37		5		12		–
Redeemed	(492)		(68)		(12)		–
Net Increase (Decrease)	596		66		1,581		1

Distributions:
Year Ended August 31, 2016
From net investment income $	(1,245	) $	(358	) $	(1,664	) $	(35)
From net realized gain on
investments	–		–		–		–
Total Dividends and Distributions $	(1,245	) $	(358	) $	(1,664	) $	(35)
Year Ended August 31, 2015(a)
From net investment income $	(746	) $	(305	) $	(120	) $	–
From net realized gain on
investments	–		–		–		–
Total Dividends and Distributions $	(746	) $	(305	) $	(120	) $	–

(a)	Period from March 10, 2015, date operations commenced, through August 31, 2015 for Institutional shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						Origin Emerging Markets Fund
						Year Ended	Period Ended
						August 31, 2016	August 31, 2015(a)
Operations
Net investment income (loss)						$6,692	$8,483
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(132,606)	(69,773)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						178,404	(110,448)
			Net Increase (Decrease) in Net Assets Resulting from Operations			52,490	(171,738)

Dividends and Distributions to Shareholders
From net investment income						(7,563)	–
					Total Dividends and Distributions	(7,563)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions						(82,612)	988,068
					Total Increase (Decrease) in Net Assets	(37,685)	816,330

Net Assets
Beginning of period						816,330	–
End of period (including undistributed net investment income as set forth below)						$778,645	$816,330
Undistributed (overdistributed) net investment income (loss)						$5,349	$7,562
	Class A		Class P	Institutional	R-6
Capital Share Transactions:
Year Ended August 31, 2016(b)
Dollars:
Sold	$270		$10	$209,412	$–
Reinvested	2		–	7,559	–
Redeemed	(102)		–	(299,763)	–
Net Increase (Decrease)	$170		$10	$(82,792)	$–
Shares:
Sold	32		1	26,073	–
Reinvested	–		–	914	–
Redeemed	(13)		–	(37,173)	–
Net Increase (Decrease)	19		1	(10,186)	–

Period Ended August 31, 2015(a)
Dollars:
Sold	$4,285		N/A	$1,011,795	$3,000
Redeemed	(3,965)		N/A	(24,197)	(2,850)
Net Increase (Decrease)	$320		N/A	$987,598	$150
Shares:
Sold	428		N/A	99,465	300
Redeemed	(403)		N/A	(2,539)	(290)
Net Increase (Decrease)	25		N/A	96,926	10

Distributions:
Year Ended August 31, 2016(b)
From net investment income $	(3	) $	–	$(7,559)	$(1)
From net realized gain on
investments	–		–	–	–
Total Dividends and Distributions $	(3	) $	–	$(7,559)	$(1)

Period Ended August 31, 2015(a)
From net investment income $	–		N/A	$–	$–
From net realized gain on
investments	–		N/A	–	–
Total Dividends and Distributions $	–		N/A	$–	$–

(a)	Period from January 23, 2015, date operations commenced, through August 31, 2015.
(b)	Period from March 29, 2016, date operations commenced, through August 31, 2016 for Class P shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Preferred Securities Fund
											Year Ended			Year Ended
											August 31, 2016			August 31, 2015
Operations
Net investment income (loss)												$255,205			$236,958
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements												53,012			49,548
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies												51,582			(106,620)
		Net Increase (Decrease) in Net Assets Resulting from Operations										359,799			179,886

Dividends and Distributions to Shareholders
From net investment income												(246,710)			(243,775)
From net realized gain on investments												(42,753)			(83,916)
						Total Dividends and Distributions						(289,463)			(327,691)

Capital Share Transactions
Net increase (decrease) in capital share transactions												939,469			257,382
				Total Increase (Decrease) in Net Assets								1,009,805			109,577

Net Assets
Beginning of period												4,817,865			4,708,288
End of period (including undistributed net investment income as set forth below)												$5,827,670			$4,817,865
Undistributed (overdistributed) net investment income (loss)											$	23,900			$4,902
	Class A	Class C		Class J	Class P	Institutional		R-1		R-2	R-3	R-4		R-5
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$475,347	$ 173,69	5 $	14,119	$ 821,293	$ 1,295,88	8 $	669		$473	$926	$1,765		$1,163
Reinvested	37,931	26,703		2,686	48,835	67,652		81		75	196	76		220
Redeemed	(354,083)	(124,635)		(10,649)	(662,446)	(872,625)		(535)		(890)	(1,597)	(1,986)		(878)
Net Increase (Decrease)	$159,195	$75,763		$6,156	$ 207,682	$490,915		$215		$(342)	$(475)	$(145	) $	505
Shares:
Sold	46,776	17,121		1,417	81,437	128,129		67		47	92	175		115
Reinvested	3,737	2,634		271	4,843	6,701		8		8	20	8		22
Redeemed	(34,858)	(12,283)		(1,075)	(65,989)	(86,387)		(53)		(88)	(159)	(199)		(87)
Net Increase (Decrease)	15,655	7,472		613	20,291	48,443		22		(33)	(47)	(16)		50
Year Ended August 31, 2015
Dollars:
Sold	$340,004	$93,132		$13,048	$ 880,203	$ 1,019,963		$682		$870	$1,263	$1,874		$2,807
Reinvested	46,336	31,325		2,786	46,933	77,941		93		85	259	108		248
Redeemed	(497,001)	(134,618)		(10,586)	(504,449)	(1,148,639)		(1,151)		(203)	(1,714)	(1,595)		(2,622)
Net Increase (Decrease)	$(110,661) $	$ (10,161)		5,248	$ 422,687	$(50,735	) $	(376	) $	752	$(192)	$387		$433
Shares:
Sold	32,612	8,966		1,283	85,020	98,395		66		85	123	182		273
Reinvested	4,476	3,031		275	4,564	7,567		9		8	25	11		24
Redeemed	(47,650)	(12,948)		(1,040)	(48,878)	(110,633)		(112)		(20)	(167)	(157)		(256)
Net Increase (Decrease)	(10,562)	(951)		518	40,706	(4,671)		(37)		73	(19)	36		41

Distributions:
Year Ended August 31, 2016
From net investment income	$ (37,554)	$ (31,583) $		(2,287)	$ (67,845)	$ (106,888) $		(69	) $	(69)	$(164)	$(65)		$(186)
From net realized gain on
investments	(6,571)	(6,863)		(421)	(11,569)	(17,224)		(14)		(13)	(33)	(11)		(34)
Total Dividends and Distributions	$ (44,125)	$ (38,446) $		(2,708)	$ (79,414)	$ (124,112) $		(83	) $	(82)	$(197)	$(76)		$(220)
Year Ended August 31, 2015
From net investment income	$ (39,030)	$ (32,829) $		(2,087)	$ (63,214)	$ (106,028) $		(67	) $	(64)	$(187)	$(83)		$(186)
From net realized gain on
investments	(14,424)	(13,694)		(723)	(20,040)	(34,826)		(26)		(24)	(72)	(25)		(62)
Total Dividends and Distributions	$ (53,454)	$ (46,523) $		(2,810)	$ (83,254)	$ (140,854) $		(93	) $	(88)	$(259)	$(108)		$(248)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in dollars			Real Estate Allocation Fund
			Year Ended	Period Ended
			August 31, 2016	August 31, 2015(a)
Operations
Net investment income (loss)			$12,735	$2,941
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			4,544	(12)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			46,748	(18,424)
		Net Increase (Decrease) in Net Assets Resulting from Operations	64,027	(15,495)

Dividends and Distributions to Shareholders
From net investment income			(12,382)	(1,552)
From net realized gain on investments			(56)	–
		Total Dividends and Distributions	(12,438)	(1,552)

Capital Share Transactions
Net increase (decrease) in capital share transactions			546,289	337,431
		Total Increase (Decrease) in Net Assets	597,878	320,384

Net Assets
Beginning of period			320,384	–
End of period (including undistributed net investment income as set forth below)			$918,262	$320,384
Undistributed (overdistributed) net investment income (loss)			$1,742	$1,453
	Class A	Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$429,545	$186,306
Reinvested	11,434	1,004
Redeemed	(64,022)	(17,978)
Net Increase (Decrease)	$376,957	$169,332
Shares:
Sold	43,511	18,712
Reinvested	1,161	99
Redeemed	(6,450)	(1,747)
Net Increase (Decrease)	38,222	17,064

Period Ended August 31, 2015(a)
Dollars:
Sold	$339,860	$10,000
Reinvested	1,479	73
Redeemed	(13,981)	–
Net Increase (Decrease)	$327,358	$10,073
Shares:
Sold	33,529	1,000
Reinvested	148	7
Redeemed	(1,386)	–
Net Increase (Decrease)	32,291	1,007

Distributions:
Year Ended August 31, 2016
From net investment income$	(11,379) $	(1,003)
From net realized gain on
investments	(55)	(1)
Total Dividends and Distributions$	(11,434) $	(1,004)

Period Ended August 31, 2015(a)
From net investment income$	(1,479)	$(73)
From net realized gain on
investments	–	–
Total Dividends and Distributions$	(1,479)	$(73)

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						Real Estate Debt Income Fund
						Year Ended	Period Ended
						August 31, 2016	August 31, 2015(a)
Operations
Net investment income (loss)						$2,396	$926
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						4	(1)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						2,979	(932)
			Net Increase (Decrease) in Net Assets Resulting from Operations			5,379	(7)

Dividends and Distributions to Shareholders
From net investment income						(2,379)	(937)
					Total Dividends and Distributions	(2,379)	(937)

Capital Share Transactions
Net increase (decrease) in capital share transactions						107,225	45,502
					Total Increase (Decrease) in Net Assets	110,225	44,558

Net Assets
Beginning of period						44,558	–
End of period (including undistributed net investment income as set forth below)						$154,783	$44,558
Undistributed (overdistributed) net investment income (loss)						$33	$(1)
	Class A		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$907		$484		$ 149,596
Reinvested	11		7		1,324
Redeemed	(21,924)		(469)		(22,711)
Net Increase (Decrease)	$(21,006	) $	22		$128,209
Shares:
Sold	94		50		15,509
Reinvested	1		1		135
Redeemed	(2,275)		(49)		(2,354)
Net Increase (Decrease)	(2,180)		2		13,290

Period Ended August 31, 2015(a),(b)
Dollars:
Sold	$22,658		$113		$22,857
Reinvested	1		1		6
Redeemed	(114)		–		(20)
Net Increase (Decrease)	$22,545		$114		$22,843
Shares:
Sold	2,275		12		2,294
Reinvested	–		–		1
Redeemed	(12)		–		(2)
Net Increase (Decrease)	2,263		12		2,293

Distributions:
Year Ended August 31, 2016
From net investment income $	(509	) $	(7	) $	(1,863)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(509	) $	(7	) $	(1,863)

Period Ended August 31, 2015(a),(b)
From net investment income $	(447	) $	(1	) $	(489)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(447	) $	(1	) $	(489)

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015.
(b)	Period from June 15, 2015, date operations commenced, through August 31, 2015 for Class P shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						Small-MidCap Dividend Income Fund
						Year Ended	Year Ended
						August 31, 2016	August 31, 2015
Operations
Net investment income (loss)						$50,353	$47,582
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(30,785)	45,159
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						368,558	(219,893)
			Net Increase (Decrease) in Net Assets Resulting from Operations			388,126	(127,152)

Dividends and Distributions to Shareholders
From net investment income						(44,005)	(37,522)
From net realized gain on investments						(33,793)	(35,479)
					Total Dividends and Distributions	(77,798)	(73,001)

Capital Share Transactions
Net increase (decrease) in capital share transactions						261,732	596,664
					Total Increase (Decrease) in Net Assets	572,060	396,511

Net Assets
Beginning of period						1,719,140	1,322,629
End of period (including undistributed net investment income as set forth below)						$2,291,200	$1,719,140
Undistributed (overdistributed) net investment income (loss)						$44,586	$25,863
	Class A		Class C	Class P	Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$73,239		$38,847	$ 304,443	$243,297
Reinvested	6,089		4,141	23,657	40,737
Redeemed	(67,249)		(33,902)	(218,874)	(152,693)
Net Increase (Decrease)	$12,079		$9,086	$ 109,226	$131,341
Shares:
Sold	5,304		2,882	22,025	17,861
Reinvested	477		328	1,824	3,168
Redeemed	(5,097)		(2,631)	(16,658)	(11,405)
Net Increase (Decrease)	684		579	7,191	9,624
Year Ended August 31, 2015
Dollars:
Sold	$84,482		$67,856	$ 324,713	$447,792
Reinvested	6,909		3,627	23,766	34,344
Redeemed	(77,993)		(22,421)	(205,921)	(90,490)
Net Increase (Decrease)	$13,398		$49,062	$ 142,558	$391,646
Shares:
Sold	6,099		4,924	23,172	32,084
Reinvested	507		268	1,720	2,507
Redeemed	(5,663)		(1,650)	(14,775)	(6,610)
Net Increase (Decrease)	943		3,542	10,117	27,981

Distributions:
Year Ended August 31, 2016
From net investment income $	(3,698	) $	(2,062)	$(14,473)	$(23,772)
From net realized gain on
investments	(3,134)		(2,665)	(10,927)	(17,067)
Total Dividends and Distributions $	(6,832	) $	(4,727)	$(25,400)	$(40,839)
Year Ended August 31, 2015
From net investment income $	(3,795	) $	(1,706)	$(13,745)	$(18,276)
From net realized gain on
investments	(4,107)		(2,536)	(12,056)	(16,780)
Total Dividends and Distributions $	(7,902	) $	(4,242)	$(25,801)	$(35,056)

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Blue Chip Fund, Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Dynamic High Yield Explorer Fund, Global Multi-Strategy Fund, Global Opportunities Equity Hedged Fund, Global Opportunities Fund, International Small Company Fund, Multi-Manager Equity Long/Short Fund, Opportunistic Municipal Fund, Origin Emerging Markets Fund, Preferred Securities Fund, Real Estate Allocation Fund, Real Estate Debt Income Fund and Small-MidCap Dividend Income Fund (known as the "Funds") are presented herein. The Funds may offer up to eleven classes of shares: Class A, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4, R-5 and R-6. Information presented in these financial statements pertains to Class A, Class C, and Class P shares. Certain detailed financial information for Class J, Institutional, R-1, R-2, R-3, R-4, R-5 and R-6 classes of shares is provided separately.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Funds was an investment company at all times during the year. The Funds have not provided financial support, and are not contractually required to provide financial support to any investee.

Effective September 10, 2014, the initial purchases of $10,000,000 of Class A and Institutional shares of Credit Opportunities Explorer Fund were made by Principal Financial Services, Inc.

Effective September 10, 2014, the initial purchases of $7,500,000 of Class A and Institutional shares of Dynamic High Yield Explorer Fund were made by Principal Financial Services, Inc.

Effective December 31, 2014, the initial purchase of $10,000 of R-6 shares of Diversified Real Asset Fund was made by Principal Management Corporation (the “Manager”).

Effective December 31, 2014, the initial purchase of $10,000 of Institutional shares of International Small Company Fund was made by the Manager.

Effective December 31, 2014, the initial purchases of $10,000 of Class A and Institutional shares of Real Estate Allocation Fund were made by the Manager.

Effective December 31, 2014, the initial purchases of $10,000,000 of Class A and Institutional shares of Real Estate Debt Income Fund were made by Principal Financial Services, Inc. On February 6, 2015, February 13, 2015, and February 20, 2015, additional purchases totaling $12,500,000 of Class A and Institutional shares were made by Principal Financial Services, Inc.

Effective January 23, 2015, the initial purchases of $4,000,000, $3,000,000 and $3,000,000 of Class A, Institutional and R-6 shares, respectively, of Origin Emerging Markets Fund were made by Principal Financial Services, Inc.

Effective March 10, 2015, the initial purchase of $10,000 of Institutional Class of Opportunistic Municipal Fund was made by the Manager.

Effective June 15, 2015, the initial purchase of $10,000 of Class P shares of Real Estate Debt Income Fund was made by the Manager.

Effective September 22, 2015, the initial purchases of $2,500,000 of Class A shares, Class P shares and Institutional shares of Global Opportunities Equity Hedged Fund were made by Principal Financial Services, Inc.

Effective March 29, 2016, the initial purchases of $10,000 of R-3, R-4 and R-5 shares of Blue Chip Fund and Diversified Real Asset Fund were made by the Manager.

Effective March 29, 2016, the initial purchase of $10,000 of Class P shares of Origin Emerging Markets Fund was made by the Manager.

Effective March 31, 2016, the initial purchases of $10,000 of Class A, Class P, Institutional and R-6 shares of Multi-Manager Equity Long/Short Fund were made by the Manager.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Real Estate Allocation Fund invests in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Funds (with the exception of Real Estate Allocation Fund) value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

2. Significant Accounting Policies (Continued)

The following funds held securities denominated in foreign currencies that exceeded 5% of net assets of the fund:

Diversified		Global		Global Opportunities		Global
Real Asset Fund		Multi- Strategy Fund		Equity Hedged Fund		Opportunities
Euro	5.3%	Euro	5.2%	Euro	13.5%	Euro	13.9%
				Japanese Yen	8.6	British Pound	8.8
				British Pound	8.6	Japanese Yen	8.5

International		Multi-Manager Equity		Origin Emerging
Small Company Fund		Long/Short Fund		Markets Fund
Japanese Yen	28.5%	Euro	12.4%	Hong Kong Dollar	29.0%
Euro	24.6			South Korean Won	17.8
British Pound	15.7			New Taiwan Dollar	9.6
Canadian Dollar	10.7
Australian Dollar	5.3

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that the Real Estate Allocation Fund bears directly, the Real Estate Allocation Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Expenses included in the statement of operations of Real Estate Allocation Fund reflect the expenses of Real Estate Allocation Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. With respect to Opportunistic Municipal Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, options and futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, short sales, partnership investments, REITs, utilization of earnings and profits distributed to shareholders on redemption of shares, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

2. Significant Accounting Policies (Continued)

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended August 31, 2016, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the, shorter of the fiscal years from 2013-2015 or commencement of the fund’s operations to 2015. No examinations are in progress at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations. In consideration of recent decisions rendered by European courts, certain of the Funds have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.

Basis for Consolidation. The Diversified Real Asset Fund (the “Consolidated Fund”) may invest up to 25% of its total assets in its wholly-owned subsidiary DRA Cayman Corporation (a “Cayman Subsidiary”) organized under the laws of the Cayman Islands. Diversified Real Asset Fund is the sole shareholder of the Cayman Subsidiary, and shares of the Cayman Subsidiary will not be sold or offered to other investors. To the extent that Diversified Real Asset Fund invests in its Cayman Subsidiary, it will be subject to the particular risks associated with the Cayman Subsidiary’s investments, which are discussed in the applicable Prospectus and SAI. The principal purpose of investing in the Cayman Subsidiary is to allow Diversified Real Asset Fund to gain exposure to the commodity markets within the limitations of federal tax laws applicable to regulated investment companies. Diversified Real Asset Fund’s investment portfolio has been consolidated and includes the portfolio holdings of Diversified Real Asset Fund and its Cayman Subsidiary. The consolidated financial statements include the accounts of Diversified Real Asset Fund and its Cayman Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. At August 31, 2016, the net assets of the Cayman Subsidiary were $347,869,000 or 9.4% of the Consolidated Fund’s net assets.

Recent Accounting Pronouncements. In August 2014, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2014-15 Presentation of Financial Statements – Going Concern requiring management to evaluate whether there are conditions or events, considered in aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). Blue Chip Fund, Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Global Multi-Strategy Fund, Global Opportunities Fund, International Small Company Fund, Origin Emerging Markets Fund, Preferred Securities Fund, Real Estate Debt Income Fund, and Small-MidCap Dividend Income Fund each loaned to the Facility. The interest income received is included in interest income on the statements of operations.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

During the period ended August 31, 2016, funds borrowing from the Facility were as follows (amounts in thousands):

	Average	Weighted Average
	Outstanding Balance	Interest Rate
Blue Chip Fund	$471.89%
Diversified Real Asset Fund	1.92
Global Multi-Strategy Fund	86.67
Global Opportunities Equity Hedged Fund	5.61
Global Opportunities Fund	22.66
International Small Company Fund	10.82
Preferred Securities Fund	161.87
Real Estate Debt Income Fund	18.73

The interest expense associated with these borrowings is included in other expenses on the statements of operations.

In addition, certain of the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. During the year ended August 31, 2016, Origin Emerging Markets Fund borrowed against the line of credit. The average outstanding balance for the liability during the year ended August 31, 2016 was $9,000 at a weighted average interest rate of 1.86%. The interest expense associated with those borrowings is included in other expenses on the statements of operations.

Commodity Linked Notes. Diversified Real Asset Fund invests in structured notes whose market values are primarily derived from changes in the value of various commodity indices and other factors. Valuations on these securities may be volatile as the payment features on certain notes may contain attributes that multiply the effects of changes in the values of the underlying indices. Structured notes may entail a greater degree of market risk than other types of debt securities. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the fair value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Interest income is accrued daily. These notes are subject to prepayment, credit, and interest rate risks. At maturity, or when a note is sold, the fund records a realized gain or loss.

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

Master Netting Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master netting agreement with a counterparty exceeds a specified threshold.

Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Global Multi-Strategy Fund and Multi-Manager Equity Long/Short Fund have financial instruments that are subject to Master Netting Agreements or similar agreements.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

As of August 31, 2016, financial assets and liabilities subject to Master Netting Agreements or similar agreements were as follows (amounts in thousands):

Fund: Credit Opportunities Explorer Fund
Financial Derivative Instruments: Over the Counter Summary

			Counterparty
			Barclays Bank PLC
Assets*
Total Return Swaps				$4
Total OTC				$4

Liabilities*
Total Return Swaps				$—
Total OTC				$—

Net Market Value of OTC Derivatives				$4
Collateral (Received)/Pledged				—
Net Exposure				$4

Fund: Diversified Real Asset Fund
Financial Derivative Instruments: Over the Counter Summary

							Counterparty
	BOA	BARC	BNP	CITI	CS	DB	GOLD	HSBC	JPM	MS	RBC	RBS	SCB	UBS	Total
Assets*
Foreign Currency
Contracts	$—	$608	$—	$—	$—	$503	$—	$73	$3,689	$14	$—	$9	$—	$44	$4,940
Interest Rate Swaps	—	126	—	—	—	133	—	—	—	—	—	—	—	—	259
Purchased Interest
Rate Swaptions	—	223	—	—	—	955	—	—	—	—	—	—	—	—	1,178
Purchased Options	—	860	62	—	—	99	—	—	534	—	—	—	—	77	1,632
Total OTC	$—	$1,817	$62	$—	$—	$1,690	$—	$73	$4,223	$14	$—	$9	$—	$121	$8,009

Liabilities*
Foreign Currency
Contracts	$(77)	$(705)	$—	$(5)	$(39)	$(576)	$(5)	$(15)	$(4,513)	$(155)	$(14)	$(42)	$(175)	$—	$(6,321)
Written Interest Rate
Swaptions	—	(19)	—	—	—	(219)	—	—	—	—	—	—	—	—	(238)
Written Options	—	(651)	(33)	—	—	—	—	—	—	—	—	—	—	—	(684)
Total OTC	$(77)	$(1,375)	$(33)	$(5)	$(39)	$(795)	$(5)	$(15)	$(4,513)	$(155)	$(14)	$(42)	$(175)	$—	$(7,243)

Net Market Value of
OTC Derivatives	$(77)	$442	$29	$(5)	$(39)	$895	$(5)	$58	$(290)	$(141)	$(14)	$(33)	$(175)	$121	$766
Collateral
(Received)/Pledged	—	—	—	—	—	(693)^	—	—	250 **	—	—	—	—	—	(443)^
Net Exposure	$(77)	$442	$29	$(5)	$(39)	$202	$(5)	$58	$(40)	$(141)	$(14)	$(33)	$(175)	$121	$323

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

3. Operating Policies (Continued)

Fund: Global Multi-Strategy Fund
Financial Derivative Instruments: Over the Counter Summary

						Counterparty
	BOA	BARC	BNYM	CITI	CBA	CS	DB	HSBC		JPM	ML	MS	SCB	SN	Total
Assets*
Credit Default Swaps	$—	$1,177	$—	$1,342	$—	$26	$505	$531		$—	$—	$10	$—	$—	$3,591
Equity Basket Swaps	50	—	—	—	—	—	1,636	—		—	—	6,044	—	—	7,730
Foreign Currency
Contracts	12,023	1,192	1,748	7,550	496	50	66	70		107	253	325	—	206	24,086
Interest Rate Swaps	34	162	—	—	—	—	7	—		48	9	—	—	—	260
Purchased Interest
Rate Swaptions	29	91	—	—	—	—	82	—		—	—	—	—	—	202
Purchased Options	—	228	—	—	—	—	—	—		—	109	—	—	—	337
Synthetic Futures	458	—	—	—	—	—	—	—		—	—	104	—	—	562
Total Return Swaps	—	—	—	—	—	—	—	—		—	—	24	—	—	24
Total OTC	$12,594	$2,850	$1,748	$8,892	$496	$76	$2,296	$601		$155	$371	$6,507	$—	$206	$36,792

Liabilities*
Credit Default Swaps	$—	$(1,599)	$—	$—	$—	$(128)	$—	$(794)		$—	$—	$—	$—	$—	$(2,521)
Equity Basket Swaps	—	—	—	—	—	—	(292)	—		—	—	(726)	—	—	(1,018)
Foreign Currency
Contracts	(11,334)	(959)	(1,040)	(4,167)	(60)	—	—	—		(2,651)	(198)	(708)	(100)	—	(21,217)
Interest Rate Swaps	(40)	(6)	—	—	—	—	(13)	—		—	(12)	—	—	—	(71)
Synthetic Futures	(65)	—	—	—	—	—	—	—		—	—	(96)	—	—	(161)
Total Return Swaps	—	—	—	—	—	—	—	—		—	—	(45)	—	—	(45)
Written Interest Rate
Swaptions	(4)	(33)	—	—	—	—	—	—		—	—	—	—	—	(37)
Written Options	—	(270)	—	—	—	—	—	—		—	—	—	—	—	(270)
Total OTC	$(11,443)	$(2,867)	$(1,040)	$(4,167)	$(60)	$(128)	$(305)	$(794)		$(2,651)	$(210)	$(1,575)	$(100)	$—	$(25,340)

Net Market Value of
OTC Derivatives	$1,151	$(17)	$708	$4,725	$436	$(52)	$1,991	$(193)		$(2,496)	$161	$4,932	$(100)	$206	$11,452
Collateral
(Received)/Pledged	—	17 **	—	(1,410)^	—	—	(50)^	193	**	—	—	—	—	—	(1,250)^
Net Exposure	$1,151	$—	$708	$3,315	$436	$(52)	$1,941	$—		$(2,496)	$161	$4,932	$(100)	$206	$10,202

Fund: Multi-Manager Equity Long/Short Fund
Financial Derivative Instruments: Over the Counter Summary

Counterparty

		Goldman Sachs			Morgan Stanley			Total
Assets*
Equity Basket Swaps			$225			$274		$499
Foreign Currency Contracts			93			168				261
Total OTC			$318			$442		$760

Liabilities*
Equity Basket Swaps			$(6)			$(78)		$(84)
Foreign Currency Contracts			(47)			(128)		(175)
Total OTC			$(53)		$(206)			$(259)

Net Market Value of OTC Derivatives			$265			$236		$501
Collateral (Received)/Pledged			—			—				—
Net Exposure			$265			$236		$501

*	Represents amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets or liabilities for presentation on the statements of assets and liabilities.

**The fund has pledged securities or cash to the counterparty as collateral which may be in excess of the amount owed to the counterparty.

^ The counterparty has pledged cash or securities to the fund as collateral in a segregated account which is not included in the assets of the fund.

Counterparty Abbreviations used:
BOA	Bank of America	HSBC	HSBC Securities
BARC	Barclays Bank PLC	JPM	JP Morgan Chase
BNP	BNP Paribas	ML	Merrill Lynch
BNYM	Bank of New York Mellon	MS	Morgan Stanley
CITI	Citigroup Inc	RBC	RBC Dominion Securities
CBA	Commonwealth Bank of Australia	RBS	Royal Bank of Scotland
CS	Credit Suisse	SCB	Standard Chartered Bank, Hong Kong
DB	Deutsche Bank AG	SN	Stifel, Nicolaus & Co
GOLD	Goldman Sachs	UBS	UBS AG

		NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL FUNDS, INC.
		August 31, 2016

3. Operating Policies (Continued)

			Total Borrowings and
	Repurchase Agreement	Payable for Reverse	Other Financing	Collateral
Counterparty	Proceeds to be Received	Repurchase Agreements	Transactions	(Received)/Pledged	Net Exposure
Barclays Bank PLC	$30,203	$(23,458)	$6,745	$(2,066)	$4,679
Merrill Lynch	352,398	(234,209)	118,189	(122,186)	—

Collateral information relating to securities on loan is included in the securities lending note to financial statements.

The financial instruments that are subject to Master Netting Agreements or similar agreements may include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

Floating Rate Notes Issued in Conjunction with Securities Held. Opportunistic Municipal Fund has entered into transactions in which a fund transfers fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The fund enters into shortfall and forbearance agreements with the trusts, which commit the fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the fund (inverse floating rate securities) include the right of the fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the fund, thereby collapsing the trusts. The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investment assets, and the related floating rate notes reflected as fund liabilities under the caption “floating rate notes issued” in the statement of assets and liabilities. The balance of the floating rate notes issued as of August 31, 2016 was $5,565,000. The average outstanding balance for the liability during the year ended August 31, 2016 was $4,411,000 at a weighted average interest rate of 1.05%. The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date.

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Funds’ investment objectives. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds (with the exception of Real Estate Allocation Fund) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on financial derivative instruments. Future contracts are marked to market daily at the closing settlement price or in the absence of such a price, the most recent quoted bid price. If there are no quotations available, the security is valued at the last available closing settlement price. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

Options Contracts. During the period Global Multi-Strategy Fund, Diversified Real Asset Fund, Multi-Manager Equity Long/Short Fund, and Preferred Securities Fund wrote call and put options on swaps, securities, indices and currencies they own or in which they may invest for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying swap, security, index or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying swap, security, index or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the swap, security, index or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap, security, index or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds' schedules of investments. Transactions in options written during the year ended August 31, 2016, were as follows:

		Notional Amount
Diversified Real Asset Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	98,056,121	79,520	$2,542
Options written	490,683,117	127,475	5,326
Options expired	(79,185,322)	(2,800)	(734)
Options closed	(364,642,185)	(87,970)	(4,335)
Options exercised	(68,360,000)	(25,160)	(1,127)
Balance at end of period	76,551,731	91,065	$1,672

		Notional Amount
Global Multi-Strategy Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	20,103,785	495,000	$8,097
Options written	109,072,803	771,400	40,334
Options expired	(16,963,273)	—	(4,766)
Options closed	(86,371,264)	(606,300)	(37,569)
Options exercised	(5,800,263)	—	(155)
Balance at end of period	20,041,788	660,100	$5,941

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL FUNDS, INC.
	August 31, 2016

3. Operating Policies (Continued)

		Notional Amount
Multi-Manager Equity Long/Short Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	—	—	$—
Options written	400	—	32
Options expired	—	—	—
Options closed	(400)	—	(32)
Options exercised	—	—	—
Balance at end of period	—	—	$—

		Notional Amount
Preferred Securities Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	21,492	—	$12,743
Options written	233,655	—	103,516
Options expired	(104,069)	—	(33,412)
Options closed	(140,250)	—	(76,865)
Options exercised	(4,628)	—	(1,596)
Balance at end of period	6,200	—	$4,386

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

In addition, Global Multi-Strategy Fund may enter into repurchase agreements with certain counterparties that are collateralized by assets other than U.S. government or U.S. government agency securities. The collateral pledged by the counterparty under these repurchase agreements is maintained in a segregated account at the counterparty’s custodian. After entering into the repurchase agreement, the fund may sell short the security pledged by the counterparty as collateral in anticipation of a decline in market value. Upon the settlement of the short sale, the fund will unwind the repurchase agreement.

Although the repurchase agreements are typically open-ended through the maturity date of the collateral, the fund has a right to terminate the repurchase agreement at any time with two days’ notice. During periods of high demand for the collateral security, the fund may also pay the counterparty a fee and the amount is recorded as interest expense on the statement of operations.

Global Master Repurchase Agreements govern the repurchase and reverse repurchase transactions between the fund and the counterparty. Collateral requirements for certain counterparties may be determined on a total exposure basis, rather than on an individual repurchase agreement or reverse repurchase agreement basis in order to determine the collateral to be received or pledged.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

Reverse Repurchase Agreements. Global Multi-Strategy Fund has entered into reverse repurchase agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund’s restrictions on borrowing. Reverse repurchase agreements may increase the volatility of a fund and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. While a reverse repurchase agreement is outstanding, the Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. The fund must segregate assets in an amount equal to the amount the fund owes pursuant to the terms of the reverse repurchase agreements. Reverse repurchase agreements are shown as a separate line item on the statements of assets and liabilities. Interest payments made are shown as reverse repurchase agreement interest expense on the statements of operations. The average amount of borrowings outstanding during the year ended August 31, 2016 was $156,897,881 at a weighted average interest rate of 0.51%. The following table shows a breakdown of the obligations owed by fund, security type sold and remaining maturity for the reverse repurchase agreements.

		Remaining	Payable for Reverse
Fund	Security Type	Contractual Tenor	Repurchase Agreement
Global Multi Strategy Fund	U.S. Treasury and Agency Securities	Overnight and Continuous	$234,209
Global Multi Strategy Fund	Foreign Corporate Bond	Greater than 90 Days	23,458
	Gross amount of recognized liabilities for reverse repurchase agreements		$257,667

Securities Lending. To earn additional income, certain of the Funds may lend portfolio securities to approved brokerage firms. The Funds receive collateral, in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The cash collateral received is usually invested in an SEC-registered money market mutual fund and the Funds could realize a loss on such investments. Further, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium received for lending certain types of securities. Security lending income is shown in each fund’s statement of operations. As of August 31, 2016, the Funds had no securities on loan.

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

In connection with the senior floating rate interests, the Funds may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. Unfunded loan commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities. As of August 31, 2016, the unfunded loan commitments were as follows (amounts in thousands):

	Unfunded Loan Commitment	Unrealized gain/loss
Global Multi-Strategy Fund	$192	$ —

Short Sales. Global Multi-Strategy Fund and Multi-Manager Equity Long/Short Fund entered into short sales transactions during the period. A short sale is a transaction in which a fund sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The fund must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The fund is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. A fund is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The fund is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The fund may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

Swap Agreements. Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Global Multi-Strategy Fund, and Multi-Manager Equity Long/Short Fund invested in swap agreements during the period. Swap agreements are privately negotiated agreements between a fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a Fund would add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or has exposure to the referenced obligation).

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of August 31, 2016 for which a Fund is the seller of protection are disclosed in the footnotes to the schedules of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Synthetic futures, which are total return swaps on futures contracts, along with equity basket swaps generally involve the commitment to receive positive returns or pay negative returns on a specified reference security, basket of securities, security index or index component, without actually owning the underlying position.

Interest rate swaps involve the commitment to exchange cash flows based on changes in the value of a specific reference security or a basket of securities.

As of August 31, 2016, counterparties had pledged collateral for swap agreements of $620,000 and $2,118,497 for the Diversified Real Asset Fund and Global Multi-Strategy Fund, respectively. The collateral is maintained in a segregated account and is not recorded in the books and records of the funds. Certain collateral amounts relate to exchange cleared swaps which are not subject to master netting agreements with counterparties.

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Underlying Funds. The performance and risks of Real Estate Allocation Fund, (singly, “a fund of funds”) directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the fund of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC Principal LifeTime Accounts, SAM Portfolios, PVC SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, Real Estate Allocation Fund, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, and PVC Diversified Income Account. Principal Real Estate Investors, LLC, (“Principal-REI”) is Sub-advisor to Real Estate Allocation Fund and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios and PVC SAM Portfolios. Either PGI, Principal REI, or Edge also serves as Sub-Advisor to some or all of the underlying funds. The Manager, PGI, Principal-REI and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

As of August 31, 2016, the SAM Portfolios, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, PVC Multi-Asset Income Account, and Real Estate Allocation Fund owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

Fund	Total Percentage of Outstanding Shares Owned
Blue Chip Fund	93.49%
Diversified Real Asset Fund	20.54
Global Multi-Strategy Fund	50.03
Global Opportunities Fund	98.77
International Small Company Fund	98.26
Multi-Manager Equity Long/Short Fund	42.73
Origin Emerging Markets Fund	70.45
Preferred Securities Fund	4.05
Real Estate Debt Income Fund	98.62
Small-MidCap Dividend Income Fund	31.24

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts in thousands):

Derivatives not accounted for	Asset Derivatives August 31, 2016		Fair	Liability Derivatives August 31, 2016	Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Credit Opportunities Explorer Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$53	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$4	Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$11*	Payables, Net Assets Consist of Net unrealized	$2	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	15		$55
Diversified Real Asset Fund
Commodity contracts	Receivables, Net Assets Consist of Net unrealized	$ 10,792*		Payables, Net Assets Consist of Net unrealized	$10,918	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$6,572	Payables	$7,005
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$2,072*	Payables, Net Assets Consist of Net unrealized	$950	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	19,436		$18,873
Global Multi-Strategy Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$3,596*	Payables, Net Assets Consist of Net unrealized	$2,643	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 16,425		Payables, Net Assets Consist of Net unrealized	$17,834
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables	$ 24,423		Payables	$21,487
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$5,075*	Payables, Net Assets Consist of Net unrealized	$3,374	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	49,519		$45,338
Global Opportunities Equity Hedged Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$321	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Multi-Manager Equity Long/Short Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$728*	Payables, Net Assets Consist of Net unrealized	$1,066	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$261	Payables	$175
		Total$	989		$1,241
Origin Emerging Markets Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$139	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Preferred Securities Fund
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$7,169	Payables, Net Assets Consist of Net unrealized	$2,034
	appreciation (depreciation) of investments			appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures, and certain synthetic futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Credit Opportunities Explorer Fund
Credit contracts	Net realized gain (loss) from Swap	$(96)	$(53)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Equity contracts	Net realized gain (loss) from Futures	$(19)	$(3)
	contracts and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Swap agreements
Interest rate contracts	Net realized gain (loss) from Futures	$(166)	$8
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
	Total	$(281)	$(48)

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

3. Operating Policies (Continued)

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Diversified Real Asset Fund
Commodity contracts	Net realized gain (loss) from Futures	$9,054	$(126)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Foreign exchange contracts	Net realized gain (loss) from Investment	$(16,329)	$(3,656)
	transactions, Foreign currency transactions,
	and Options and swaptions/Change in
	unrealized appreciation/(depreciation) of
	Investments, Options and swaptions, and
	Translation of assets and liabilities in
	foreign currencies
Interest rate contracts	Net realized gain (loss) from Investment	$(5,893)	$980
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
	Total	$(13,168)	$(2,802)
Global Multi-Strategy Fund
Credit contracts	Net realized gain (loss) from Swap	$1,892	$(3,103)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Equity contracts	Net realized gain (loss) from Investment	$(4,243)	$(36,361)
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
Foreign exchange contracts	Net realized gain (loss) from Investment	$(1,121)	$(8,422)
	transactions, Foreign currency transactions,
	Futures contracts, and Options and
	swaptions/Change in unrealized
	appreciation/(depreciation) of Investments,
	Options and swaptions, and Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Investment	$(2,136)	$489
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
	Total	$(5,608)	$(47,397)
Global Opportunities Equity Hedged Fund
Equity contracts	Net realized gain (loss) from Futures	$(595)	$(321)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Multi-Manager Equity Long/Short Fund
Equity contracts	Net realized gain (loss) from Investment	$(441)	$(664)
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, and Swap
	agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$582	$86
	currency transactions /Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
	Total	$141	$(578)
Origin Emerging Markets Fund
Equity contracts	Net realized gain (loss) from Futures	$(2,662)	$2,825
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

3. Operating Policies (Continued)

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Preferred Securities Fund
Interest rate contracts	Net realized gain (loss) from Investment	$(21,676)	$(2,072)
	transactions, Futures contracts, and Options
	and swaptions /Change in unrealized
	appreciation/(depreciation) of Investments
	and Options and swaptions

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Credit Opportunities Explorer Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund. The Preferred Securities Fund uses long and short U.S. Treasury futures contracts to mitigate interest rate volatility. The notional values of the futures contracts will vary in accordance with changing duration of these funds.

The following table includes a summary of the average quarterly outstanding volume by derivative instrument type for the year ended August 31, 2016:

		Average Notional
		Or Number of
Contract Type	Derivative Type	Contracts
Credit Opportunities Explorer Fund
Credit Contracts	Exchange Cleared Credit Default Swaps - Buy Protection	$1,420,750
Equity Contracts	Total Return Swaps - Receive Floating Rate	$200,000
Interest Rate Contracts	Futures – Long	$4,068,998
	Futures – Short	$8,419,903
Diversified Real Asset Fund
Commodity Contracts	Futures – Long	$291,692,369
	Futures – Short	$11,325,014
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	$731,752,566
	Foreign Currency Contracts - Contracts to Deliver	$896,911,323
	Purchased Options	172,240,000
	Written Options	78,321,250
Interest Rate Contracts	Exchange Cleared Interest Rate Swaps - Pay Floating Rate	$9,700,000
	Exchange Cleared Interest Rate Swaps - Receive Floating Rate	$22,944,750
	Futures – Long	$73,466,936
	Futures – Short	$97,505,000
	Interest Rate Swaps - Pay Floating Rate	$9,406,140
	Interest Rate Swaps - Receive Floating Rate	$13,386,140
	Purchased Capped Options	16,410,000
	Purchased Interest Rate Swaptions	$16,090,000
	Purchased Options	837
	Written Interest Rate Swaptions	$57,482,915
	Written Options	960

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL FUNDS, INC.
	August 31, 2016
3. Operating Policies (Continued)

Global Multi-Strategy Fund
Credit Contracts	Credit Default Swaps - Buy Protection	$110,574,675
	Credit Default Swaps - Sell Protection	$30,368,686
	Exchange Cleared Credit Default Swaps - Buy Protection	$6,933,333
	Exchange Cleared Credit Default Swaps - Sell Protection	$1,791,667
Equity Contracts	Futures – Long	$146,396,729
	Futures – Short	$307,584,726
	Purchased Options	10,420
	Synthetic Futures - Long	$5,856,693
	Synthetic Futures - Short	$13,254,544
	Total Return Equity Basket Swaps - Long	$299,099,620
	Total Return Equity Basket Swaps - Short	$278,140,922
	Total Return Swaps - Pay Floating Rate	$2,777,649
	Total Return Swaps - Receive Floating Rate	$36,331
	Written Options	2,706
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	$927,362,384
	Foreign Currency Contracts - Contracts to Deliver	$1,258,155,488
	Futures – Short	$2,484,923
	Purchased Options	53,313,375
	Written Options	18,531,063
Interest Rate Contracts	Exchange Cleared Interest Rate Swaps - Pay Floating Rate	$78,984,165
	Exchange Cleared Interest Rate Swaps - Receive Floating Rate	$61,539,472
	Futures – Long	$2,011,577,994
	Futures – Short	$962,539,626
	Interest Rate Swaps - Pay Floating Rate	$22,475,385
	Interest Rate Swaps - Receive Floating Rate	$20,940,623
	Purchased Interest Rate Swaptions	$122,499,424
	Purchased Options	9,970
	Synthetic Futures - Long	$69,306,820
	Synthetic Futures - Short	$15,329,008
	Total Return Swaps - Pay Floating Rate	$23,112,023
	Total Return Swaps - Receive Floating Rate	$15,553,240
	Written Interest Rate Swaptions	$74,699,979
	Written Options	3,965
Global Opportunities Equity Hedged Fund
Equity Contracts	Futures – Short	$5,310,789

Multi-Manager Equity Long/Short Fund
Equity Contracts	Futures – Short	$27,713,594
	Purchased Options	881
	Total Return Equity Basket Swaps - Long	$29,345,858
	Total Return Equity Basket Swaps - Short	$773,125
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	$3,758,708
	Foreign Currency Contracts - Contracts to Deliver	$43,825,516
Origin Emerging Markets Fund
Equity Contracts	Futures – Long	$32,164,505

Preferred Securities Fund
Equity Contracts	Purchased Options	16,975
	Written Options	16,975
Interest Rate Contracts	Purchased Options	9,331
	Written Options	9,331

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the investments may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

4. Fair Valuation (Continued)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3. The table below includes transfers from Level 1 to Level 2 at August 31, 2016 due to lack of exchange traded valuation data:

Global Multi-Strategy Fund	$1,140,361
Preferred Securities Fund	40,015,808

In addition, $12,026,355 was transferred from Level 1 to Level 2 on the Diversified Real Asset Fund to reflect events that occurred after the close of a certain foreign market or exchange but prior to the calculation of the Fund’s net asset value.

Below are transfers from Level 2 to Level 1 at August 31, 2016 due to the resumption of trading for previous thinly traded securities:

Global Multi-Strategy Fund	$1,881,946
Preferred Securities Fund	8,372,979

The following is a summary of the inputs used as of August 31, 2016 in valuing the Funds' securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3))

Blue Chip Fund
Common Stocks*		$1,332,005	$—	$—	$1,332,005
Investment Companies*		871	—	—	871
	Total investments in securities $	1,332,876	$—	$—	$1,332,876

Credit Opportunities Explorer Fund
Bonds*		$—	$12,644	$—	$12,644
Common Stocks*		5	—	—	5
Investment Companies*		2,016	—	—	2,016
Senior Floating Rate Interests*		—	51	—	51
U.S. Government & Government Agency Obligations*		—	4,994	—	4,994
	Total investments in securities $	2,021	$17,689	$—	$19,710
Assets
Equity Contracts**
Total Return Swaps		$—	$4	$—	$4
Interest Rate Contracts**
Futures		$11	$—	$—	$11
Liabilities
Credit Contracts**
Credit Default Swaps		$—	$(53)	$—	$(53)
Interest Rate Contracts**
Futures		$(2)	$—	$—	$(2)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Diversified Real Asset Fund	$—	$297,912	$—	$297,912
Commodity Indexed Structured Notes*	—	37,676	—	37,676
Common Stocks
Basic Materials	125,908	99,606	—	225,514
Communications	1,353	7,356	—	8,709
Consumer, Cyclical	32,240	8,745	—	40,985
Consumer, Non-cyclical	51,818	90,734	—	142,552
Diversified	—	11,936	—	11,936
Energy	529,260	11,535	—	540,795
Financial	325,298	168,551	—	493,849
Industrial	94,582	88,617	—	183,199
Utilities	100,701	67,472	—	168,173
Convertible Bonds*	—	123	—	123
Investment Companies*	314,430	—	—	314,430
Senior Floating Rate Interests*	—	592,133	—	592,133
U.S. Government & Government Agency Obligations*	—	696,239	—	696,239
Purchased Interest Rate Swaptions	—	1,178	—	1,178
Purchased Capped Options	—	—	—	—
Purchased Options	277	1,632	—	1,909
Total investments in securities $	1,575,867	$2,181,445	$—	$3,757,312
Assets
Commodity Contracts**
Futures	$10,792	$—	$—	$10,792
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$4,940	$—	$4,940
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$84	$—	$84
Futures	274	—	—	274
Interest Rate Swaps	—	259	—	259
Liabilities
Commodity Contracts**
Futures	$(10,918)	$—	$—	$(10,918)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(6,321)	$—	$(6,321)
Written Options	—	(684)	—	(684)
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$(41)	$—	$(41)
Futures	(484)	—	—	(484)
Interest Rate Swaptions	—	(238)	—	(238)
Options	(187)	—	—	(187)

Dynamic High Yield Explorer Fund
Bonds*	$—	$3,110	$—	$3,110
Common Stocks*	17	—	—	17
Investment Companies*	2,379	—	—	2,379
Senior Floating Rate Interests*	—	10,126	—	10,126
Total investments in securities $	2,396	$13,236	$—	$15,632

Global Multi-Strategy Fund
Bonds*	$—	$723,648	$12,150	$735,798
Common Stocks
Basic Materials	39,591	23,578	—	63,169
Communications	97,360	10,913	—	108,273
Consumer, Cyclical	106,899	23,257	19	130,175
Consumer, Non-cyclical	232,250	25,959	—	258,209
Diversified	1,875	—	—	1,875
Energy	44,364	2,112	—	46,476
Financial	141,903	25,627	2,814	170,344
Industrial	99,318	38,109	—	137,427
Technology	113,948	9,330	—	123,278
Utilities	22,450	3,122	—	25,572
Convertible Bonds*	—	60,474	—	60,474
Convertible Preferred Stocks
Communications	2,600	—	267	2,867
Consumer, Cyclical	—	498	41	539
Consumer, Non-cyclical	7,591	116	—	7,707
Financial	4,438	2,248	—	6,686
Industrial	208	—	—	208
Technology	—	—	64	64
Utilities	949	—	—	949
Investment Companies*	596,359	477	—	596,836

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Global Multi-Strategy Fund (Continued)
Preferred Stocks
Communications	$—	$107	$2,045	$2,152
Financial	—	—	785	785
Industrial	—	—	149	149
Technology	—	—	315	315
Repurchase Agreements*	—	382,601	—	382,601
Senior Floating Rate Interests*	—	73,832	—	73,832
U.S. Government & Government Agency Obligations*	—	297,880	—	297,880
Purchased Interest Rate Swaptions	—	202	—	202
Purchased Options	6,383	337	—	6,720
Total investments in securities $	1,518,486	$1,704,427	$18,649	$3,241,562
Short Sales
Bonds	$—	$(49,659)	$—	$(49,659)
Common Stocks
Basic Materials	(7,381)	(1,593)	—	(8,974)
Communications	(19,602)	(4,019)	(24)	(23,645)
Consumer, Cyclical	(49,851)	(4,150)	—	(54,001)
Consumer, Non-cyclical	(67,976)	(4,378)	—	(72,354)
Energy	(11,846)	(1,276)	—	(13,122)
Financial	(62,218)	(4,243)	—	(66,461)
Industrial	(31,271)	(4,067)	—	(35,338)
Technology	(52,184)	(1,278)	—	(53,462)
Utilities	(13,295)	(365)	—	(13,660)
Preferred Stocks
Basic Materials	—	(321)	—	(321)
Consumer, Cyclical	—	(516)	—	(516)
Consumer, Non-cyclical	—	(73)	—	(73)
Industrial	—	(67)	—	(67)
U.S. Government & Government Agency Obligations	—	(329,015)	—	(329,015)
Total Short Sales $	(315,624)	$(405,020)	$(24)	$(720,668)
Assets
Credit Contracts**
Credit Default Swaps	$—	$3,591	$—	$3,591
Exchange Cleared Credit Default Swaps	—	5	—	5
Equity Contracts**
Futures	$3,277	$—	$—	$3,277
Synthetic Futures	—	122	—	122
Total Return Equity Basket Swaps	—	7,730	—	7,730
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$24,086	$—	$24,086
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$749	$—	$749
Futures	2,313	—	—	2,313
Interest Rate Swaps	—	260	—	260
Synthetic Futures	—	440	—	440
Total Return Swaps	—	24	—	24
Liabilities
Credit Contracts**
Credit Default Swaps	$—	$(2,521)	$—	$(2,521)
Exchange Cleared Credit Default Swaps	—	(122)	—	(122)
Equity Contracts**
Futures	$(14,255)	$—	$—	$(14,255)
Options	(2,417)	—	—	(2,417)
Synthetic Futures	—	(99)	—	(99)
Total Return Equity Basket Swaps	—	(1,018)	—	(1,018)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(21,217)	$—	$(21,217)
Options	—	(270)	—	(270)
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$(943)	$—	$(943)
Futures	(1,658)	—	—	(1,658)
Interest Rate Swaps	—	(71)	—	(71)
Interest Rate Swaptions	—	(37)	—	(37)
Options	(603)	—	—	(603)
Synthetic Futures	—	(62)	—	(62)
Total Return Swaps	—	(45)	—	(45)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Fund
Global Opportunities Equity Hedged Fund
Common Stocks
Basic Materials		$75	$50	$—	$125
Communications		615	281	—	896
Consumer, Cyclical		131	210	—	341
Consumer, Non-cyclical		1,398	587	—	1,985
Diversified		—	42	—	42
Energy		183	—	—	183
Financial		719	558	—	1,277
Industrial		285	522	—	807
Technology		420	237	—	657
Utilities		107	294	—	401
Investment Companies*		144	—	—	144
	Total investments in securities $	4,077	$2,781	$—	$6,858
Liabilities
Equity Contracts**
Futures		$(321)	$—	$—	$(321)

Global Opportunities Fund
Common Stocks
Basic Materials		$14,621	$9,777	$—	$24,398
Communications		116,519	54,196	—	170,715
Consumer, Cyclical		27,931	40,117	—	68,048
Consumer, Non-cyclical		272,325	116,354	—	388,679
Diversified		—	8,605	—	8,605
Energy		40,375	—	—	40,375
Financial		136,813	107,010	—	243,823
Industrial		54,709	102,043	—	156,752
Technology		79,157	45,169	—	124,326
Utilities		22,110	59,356	—	81,466
Investment Companies*		6,378	—	—	6,378
	Total investments in securities $	770,938	$542,627	$—	$1,313,565

International Small Company Fund
Common Stocks
Basic Materials		$3,895	$10,588	$—	$14,483
Communications		1,005	7,532	—	8,537
Consumer, Cyclical		2,216	25,200	—	27,416
Consumer, Non-cyclical		—	28,944	—	28,944
Energy		5,268	2,748	—	8,016
Financial		2,989	33,787	—	36,776
Industrial		2,055	25,079	—	27,134
Technology		2,534	8,537	—	11,071
Utilities		—	3,347	—	3,347
Investment Companies*		2,523	—	—	2,523
Preferred Stocks
Industrial		—	2,459	—	2,459
	Total investments in securities $	22,485	$148,221	$—	$170,706

Multi-Manager Equity Long/Short Fund
Common Stocks
Basic Materials		$11,060	$3,954	$—	$15,014
Communications		35,208	14,915	—	50,123
Consumer, Cyclical		23,556	5,581	—	29,137
Consumer, Non-cyclical		56,725	11,314	—	68,039
Energy		6,108	821	—	6,929
Financial		27,805	13,838	—	41,643
Industrial		18,226	14,365	—	32,591
Technology		32,498	6,091	—	38,589
Utilities		5,831	—	—	5,831
Investment Companies*		48,975	—	—	48,975
Purchased Options		197	—	—	197
	Total investments in securities $	266,189	$70,879	$—	$337,068

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Multi-Manager Equity Long/Short Fund (Continued)
Short Sales
Common Stocks
Basic Materials		$(3,301)	$(1,103)	$—	$(4,404)
Communications		(4,098)	—	—	(4,098)
Consumer, Cyclical		(14,866)	(2,381)	—	(17,247)
Consumer, Non-cyclical		(18,918)	(2,305)	—	(21,223)
Diversified		(77)	—	—	(77)
Energy		(8,344)	(2,505)	—	(10,849)
Financial		(6,789)	(3,772)	—	(10,561)
Industrial		(9,295)	(3,189)	—	(12,484)
Technology		(7,745)	(1,158)	—	(8,903)
Utilities		(4,767)	—	—	(4,767)
Investment Companies		(16,919)	(9,291)	—	(26,210)
	Total Short Sales $	(95,119)	$(25,704)	$—	$(120,823)

Assets
Equity Contracts**
Futures		$32	$—	$—	$32
Total Return Equity Basket Swaps		—	499	—	499
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$261	$—	$261
Liabilities
Equity Contracts**
Futures		$(982)	$—	$—	$(982)
Total Return Equity Basket Swaps		—	(84)	—	(84)
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$(175)	$—	$(175)

Opportunistic Municipal Fund
Bonds*		$—	$515	$—	$515
Investment Companies*		1,087	—	—	1,087
Municipal Bonds*		—	142,956	—	142,956
	Total investments in securities $	1,087	$143,471	$—	$144,558

Origin Emerging Markets Fund
Common Stocks
Basic Materials		$—	$41,473	$—	$41,473
Communications		23,362	103,030	—	126,392
Consumer, Cyclical		16,113	78,573	—	94,686
Consumer, Non-cyclical		36,485	77,990	—	114,475
Diversified		—	15,173	—	15,173
Energy		—	10,606	—	10,606
Financial		8,544	64,161	—	72,705
Industrial		21,817	56,652	—	78,469
Technology		118,610	25,491	—	144,101
Utilities		8,599	42,118	—	50,717
Investment Companies*		28,364	—	—	28,364
	Total investments in securities $	261,894	$515,267	$—	$777,161
Liabilities
Equity Contracts**
Futures		$(139)	$—	$—	$(139)

Preferred Securities Fund
Bonds*		$—	$3,742,191	$—	$3,742,191
Convertible Bonds*		—	25,464	—	25,464
Convertible Preferred Stocks
Financial		82,478	—	—	82,478
Investment Companies*		167,452	—	—	167,452
Preferred Stocks
Communications		152,618	143,636	—	296,254
Consumer, Non-cyclical		—	25,235	—	25,235
Financial		1,054,074	153,192	—	1,207,266
Government		—	27,614	—	27,614
Industrial		39,077	—	—	39,077
Utilities		115,430	24,038	—	139,468
Purchased Options		7,169	—	—	7,169
	Total investments in securities $	1,618,298	$4,141,370	$—	$5,759,668
Liabilities
Interest Rate Contracts**
Options		$(2,034)	$—	$—	$(2,034)
81

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Real Estate Allocation Fund
Investment Companies*		$931	$—	$—	$931
	Total investments in securities $	931	$—	$—	$931

Real Estate Debt Income Fund
Bonds*		$—	$152,289	$—	$152,289
Investment Companies*		1,731	—	—	1,731
	Total investments in securities $	1,731	$152,289	$—	$154,020

Small-MidCap Dividend Income Fund
Common Stocks*		$2,227,663	$—	$—	$2,227,663
Investment Companies*		56,219	—	—	56,219
	Total investments in securities $	2,283,882	$—	$—	$2,283,882

SystematEx International Fund
Common Stocks
Basic Materials		$—	$4,606	$—	$4,606
Communications		—	4,659	—	4,659
Consumer, Cyclical		—	8,470	—	8,470
Consumer, Non-cyclical		—	15,025	—	15,025
Diversified		12	608	—	620
Energy		—	4,613	—	4,613
Financial		—	12,825	—	12,825
Industrial		—	7,584	—	7,584
Technology		—	2,483	—	2,483
Utilities		—	2,014	—	2,014
Investment Companies*		12	—	—	12
Preferred Stocks
Basic Materials		—	6	—	6
Consumer, Cyclical		—	34	—	34
Consumer, Non-cyclical		—	191	—	191
	Total investments in securities $	24	$63,118	$—	$63,142

SystematEx Large Value Fund
Common Stocks*		$8,494	$—	$—	$8,494
Investment Companies*		7	—	—	7
	Total investments in securities $	8,501	$—	$—	$8,501

*	For additional detail regarding sector classifications, please see the Schedules of Investments.
**	Exchange Cleared Swaps, Futures, Foreign Currency Contracts, and Synthetic Futures are valued at the unrealized appreciation/(depreciation) of the instrument.

At the end of the period, there were no Funds which had a significant Level 3 balance. During the period, there were no significant purchases, sales, or transfers into or out of Level 3.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds’ average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. The annual rates used in this calculation for the Funds are as follows:

		Net Assets of Fund
	First $500	Next $500	Next $500	Over $1.5
	million	million	million	billion
Blue Chip Fund	.70%	.68%	.66%	.65%
Credit Opportunities Explorer Fund	.60	.58	.56	.55
Dynamic High Yield Explorer Fund	.65	.63	.61	.60
Global Opportunities Equity Hedged Fund	1.10	1.08	1.06	1.05
Global Opportunities Fund	.85	.83	.81	.80
International Small Company Fund	1.05	1.03	1.01	1.00
Multi-Manager Equity Long/Short Fund	1.57	1.55	1.53	1.52
Opportunistic Municipal Fund	.50	.48	.46	.45
Origin Emerging Markets Fund	1.20	1.18	1.16	1.15
Real Estate Debt Income Fund	.55	.53	.51	.50

			Net Assets of Fund
	First $500	Next $500	Next $500	Next $500	Next $1	Over $3
	million	million	million	million	billion	billion
Diversified Real Asset Fund	.85%	.83%	.81%	.80%	.79%	.78%
Global Multi-Strategy Fund	1.60	1.58	1.56	1.55	1.54	1.53
Preferred Securities Fund	.75	.73	.71	.70	.69	.68
Small-MidCap Dividend Income Fund	.80	.78	.76	.75	.74	.73

		All Net Assets
Real Estate Allocation Fund		.00%

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class C, Class P, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services. Class J shares pays Principal Shareholder Services, Inc. a fee for the services provided in an amount that includes a profit.

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

			Period from September 1, 2015 through August 31, 2016
	Class A		Class C	Institutional		R-6		Expiration
Blue Chip Fund	1.35%		2.10%	.75%		N/A		December 30, 2016
Credit Opportunities Explorer Fund	1.10		N/A	.70		N/A		December 30, 2016
Diversified Real Asset Fund	1.25		2.00	.88		.88%		December 30, 2016
Dynamic High Yield Explorer Fund	1.10		N/A	.75		N/A		December 30, 2016
Global Multi-Strategy Fund	2.00		2.75	1.65		N/A		December 30, 2016
Global Opportunities Equity Hedged Fund	1.55	*	N/A	1.25	*	N/A		December 30, 2016
Global Opportunities Fund	1.50		2.25	N/A		N/A		December 30, 2016
International Small Company Fund	1.60		N/A	1.20		N/A		December 30, 2016
Multi-Manager Equity Long/Short Fund	2.02	**	N/A	1.67	**	1.60	**	December 30, 2017
Opportunistic Municipal Fund	.90		1.65	.65		N/A		December 30, 2016
Origin Emerging Markets Fund	1.75		N/A	1.25		1.26		December 30, 2016
Real Estate Allocation Fund	.50		N/A	.15		N/A		December 30, 2016
Real Estate Debt Income Fund	1.00		N/A	.70		N/A		December 30, 2016
Small-MidCap Dividend Income Fund	N/A		2.15	.88		N/A		December 30, 2016

*	Period from September 22, 2015 to August 31, 2016.
**	Period from March 31, 2016 to August 31, 2016.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and distribution fees and, if necessary, pay expenses normally payable by the fund, excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses. The limits are expressed as a percentage of average daily net assets attributable to Class P shares on an annualized basis during the reporting period. The limits are as follows:

	Period from September 1, 2015 through August 31, 2016
	Class P		Expiration
Blue Chip Fund	.20%		December 30, 2016
Diversified Real Asset Fund	.20		December 30, 2016
Global Multi-Strategy Fund	.20		December 30, 2016
Global Opportunities Equity Hedged Fund	.20	*	December 30, 2016
Global Opportunities Fund	.20		December 30, 2016
International Small Company Fund	.20		December 30, 2016
Multi-Manager Equity Long/Short Fund	.20	**	December 30, 2017
Opportunistic Municipal Fund	.20		December 30, 2016
Origin Emerging Markets	.20	***	December 30, 2017
Preferred Securities Fund	.20		December 30, 2016
Real Estate Debt Income Fund	.20		December 30, 2016
Small-MidCap Dividend Income Fund	.20		December 30, 2016

*	Period from September 22, 2015 to August 31, 2016.
**	Period from March 31, 2016 to August 31, 2016.
***	Period from March 29, 2016 to August 31, 2016.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager and are settled monthly.

Distribution Fees. The Class A, Class C, Class J, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (“the Distributor”), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, .15%, .35%, .30%, .25%, and .10% for Class A, Class C, Class J, R-1, R-2, R-3, and R-4 classes of shares, respectively.

The Distributor has voluntarily agreed to limit the distribution fees (expressed as a percent of average net assets on an annualized basis) attributable to Class J shares. The limit will maintain the level of distribution fees not to exceed .132% for Class J shares. The voluntary expense limit may be terminated at any time.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor and are settled monthly.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. The Distributor receives proceeds of any CDSC on certain Class A, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. The Distributor also retains sales charges on sales of Class A shares based on declining rates which begin at 3.75% for Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Dynamic High Yield Explorer Fund, Global Multi-Strategy Fund, Opportunistic Municipal Fund, Preferred Securities Fund, and Real Estate Debt Income Fund and 5.50% for Blue Chip Fund, Global Opportunities Equity Hedged Fund, Global Opportunities Fund, International Small Company Fund, Multi-Manager Equity Long/Short Fund, Origin Emerging Markets Fund, Real Estate Allocation Fund, and Small-MidCap Dividend Income Fund. The aggregate amounts of these charges retained by the Distributor for the period ended August 31, 2016, were as follows (amounts in thousands):

	Class A	Class C	Class J
Blue Chip Fund	$151	$9	N/A
Diversified Real Asset Fund	20	6	N/A
Dynamic High Yield Explorer Fund	1	N/A	N/A
Global Multi-Strategy Fund	34	15	N/A
Global Opportunities Equity Hedged Fund	1	N/A	N/A
Global Opportunities Fund	11	–	N/A
International Small Company Fund	7	N/A	N/A
Opportunistic Municipal Fund	17	–	N/A
Origin Emerging Markets Fund	4	N/A	N/A
Preferred Securities Fund	461	64	$6
Real Estate Allocation Fund	7	N/A	N/A
Real Estate Debt Income Fund	3	N/A	N/A
Small-MidCap Dividend Income Fund	202	32	N/A

Affiliated Ownership. At August 31, 2016, Principal Life Insurance Company (an affiliate of the Managerthe Manager, Principal Securities, Inc., Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Class A	Class C	Class P	Institutional	R-3	R-4	R-5	R-6
Blue Chip Fund	–	–	–	454	1	1	1	N/A
Credit Opportunities Explorer Fund	1,000	N/A	N/A	1,018	N/A	N/A	N/A	N/A
Diversified Real Asset Fund	–	–	–	30,499	1	1	1	—
Dynamic High Yield Explorer Fund	750	N/A	N/A	750	N/A	N/A	N/A	N/A
Global Multi-Strategy Fund	–	–	–	16,914	N/A	N/A	N/A	N/A
Global Opportunities Equity Hedged Fund	250	N/A	250	250	N/A	N/A	N/A	N/A
Global Opportunities Fund	–	–	–	742	N/A	N/A	N/A	N/A
International Small Company Fund	–	N/A	16	43	N/A	N/A	N/A	N/A
Multi-Manager Equity Long/Short Fund	1	N/A	1	1	N/A	N/A	N/A	16,294
Opportunistic Municipal Fund	517	703	–	14	N/A	N/A	N/A	N/A
Origin Emerging Markets Fund	–	N/A	1	21,760	N/A	N/A	N/A	10
Preferred Securities Fund	–	–	–	9,226	–	–	–	N/A
Real Estate Debt Income Fund	–	N/A	1	44	N/A	N/A	N/A	N/A
Small-MidCap Dividend Income Fund	–	–	–	133	N/A	N/A	N/A	N/A

Affiliated Brokerage Commissions. With respect to Preferred Securities Fund, $113,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended August 31, 2016.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

6. Investment Transactions

For the year ended August 31, 2016, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

			Covers on
			Securities	Securities
	Purchases	Sales	Sold Short	Sold Short
Blue Chip Fund	$463,905	$521,944	$—	$—
Credit Opportunities Explorer Fund	71,721	76,299	—	—
Diversified Real Asset Fund	2,125,025	2,008,814	—	—
Dynamic High Yield Explorer Fund	15,014	15,402	—	—
Global Multi-Strategy Fund	3,952,643	4,372,572	854,902	726,881
Global Opportunities Equity Hedged Fund	17,540	11,039	—	—
Global Opportunities Fund	1,856,182	1,817,609	—	—
International Small Company Fund	181,713	26,810	—	—
Multi-Manager Equity Long/Short Fund	546,455	265,477	85,444	202,487
Opportunistic Municipal Fund	132,731	48,420	—	—
Origin Emerging Markets Fund	521,459	592,079	—	—
Preferred Securities Fund	1,484,473	690,965	—	—
Real Estate Allocation Fund	1,011	449	—	—
Real Estate Debt Income Fund	123,451	14,908	—	—
Small-MidCap Dividend Income Fund	659,614	463,204	—	—

For the year ended August 31, 2016, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows (amounts in thousands):

			Covers on
			Securities	Securities
	Purchases	Sales	Sold Short	Sold Short
Credit Opportunities Explorer Fund	$31,791	$26,804	$—	$—
Diversified Real Asset Fund	679,102	395,694	—	—
Global Multi-Strategy Fund	1,451,718	1,204,115	1,015,095	1,334,048

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the periods ended August 31, 2016, and August 31, 2015 were as follows (amounts in thousands):

						Long-Term
	Ordinary Income # Tax-Exempt Income^					Capital Gain *, #
	2016	2015		2016	2015	2016	2015
Blue Chip Fund	$6,074	$13,424	$	— $	— $	24,036	$3,389
Credit Opportunities Explorer Fund	570	720		—	—	—	—
Diversified Real Asset Fund	36,288	50,807		—	—	—	17,623
Dynamic High Yield Explorer Fund	751	634		—	—	—	—
Global Multi-Strategy Fund	26,530	25,856		—	—	62,233	28,046
Global Opportunities Equity Hedged Fund	10	—		—	—	—	—
Global Opportunities Fund	17,178	91,280		—	—	11,145	43,405
International Small Company Fund	181	37		—	—	—	—
Opportunistic Municipal Fund	—	—		3,302	1,171	—	—
Origin Emerging Markets Fund	7,563	—		—	—	—	—
Preferred Securities Fund	246,710	239,040		—	—	42,753	88,651
Real Estate Allocation Fund	12	2		—	—	—	—
Real Estate Debt Income Fund	2,379	937		—	—	—	—
Small-MidCap Dividend Income Fund	44,005	40,671		—	—	33,793	32,330

# Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. ^ The Funds designate these distributions as exempt interest per IRC Sec. 852(b)(5).

*The Funds designate these distributions as long-term capital gain dividends per IRC Sec. 852 (b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

7. Federal Tax Information (Continued)

Distributable Earnings. As of August 31, 2016, the components of distributable earnings/(deficit) on a federal tax basis were as follows (amounts in thousands):
							Total
	Undistributed	Undistributed	Undistributed		Net Unrealized	Other	Accumulated
	Ordinary	Tax-Exempt	Long-Term	Accumulated	Appreciation	Temporary	Earnings
	Income	Income	Capital Gains	Losses	(Depreciation)	Differences*	(Deficit)
Blue Chip Fund	$2,111	$—	$356	$(329)	$175,751	$—	$177,889
Credit Opportunities Explorer Fund	23	—	—	(1,110)	156	(30)	(961)
Diversified Real Asset Fund	82,414	—	—	(381,863)	(3,254)	(44)	(302,747)
Dynamic High Yield Explorer Fund	9	—	—	(1,261)	(49)	—	(1,301)
Global Multi-Strategy Fund	1,206	—	—	(20,690)	33,837	(10,966)	3,387
Global Opportunities Equity Hedged Fund	65	—	—	(974)	254	—	(655)
Global Opportunities Fund	21,811	—	—	(13,424)	56,389	—	64,776
International Small Company Fund	1,339	—	—	(2,553)	1,188	—	(26)
Multi-Manager Equity Long/Short Fund	1,037	—	—	(2,729)	3,948	(436)	1,820
Opportunistic Municipal Fund	—	17	—	(1,440)	8,334	—	6,911
Origin Emerging Markets Fund	5,349	—	—	(198,575)	66,415	—	(126,811)
Preferred Securities Fund	1,957	—	34,796	—	321,516	23,453	381,722
Real Estate Allocation Fund	2	—	4	—	28	—	34
Real Estate Debt Income Fund	33	—	3	—	2,047	—	2,083
Small-MidCap Dividend Income Fund	38,448	—	—	(46,951)	305,796	—	297,293

*Represents book-to-tax accounting differences related to straddle loss deferrals, constructive sale gain recognition, and defaulted securities.

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At August 31, 2016, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):
	No Expiration:
	Short-	Long-
	Term	Term	Total
Credit Opportunities Explorer Fund	$364	$746	$1,110
Diversified Real Asset Fund	286,974	94,889	381,863
Dynamic High Yield Explorer Fund	476	785	1,261
Global Multi-Strategy Fund	20,690	—	20,690
Global Opportunities Equity Hedged Fund	427	547	974
Global Opportunities Fund	13,424	—	13,424
International Small Company Fund	2,553	—	2,553
Multi-Manager Equity Long/Short Fund	1,827	902	2,729
Opportunistic Municipal Fund	888	552	1,440
Origin Emerging Markets Fund	188,349	10,226	198,575
Small-MidCap Dividend Income Fund	21,824	25,127	46,951

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained.

As of August 31, 2016, the following funds utilized capital loss carryforwards as follows (amounts in thousands):

Utilized
Opportunistic Municipal Fund	$425
Real Estate Debt Income Fund	1

Late-Year Losses. A regulated investment company may elect to treat any portion of any qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. At August 31, 2016, Blue Chip Fund had an approximate late-year loss of $329,000.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

7. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended August 31, 2016, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized Gain
	Investment Income	on Investments	Paid in Capital
Blue Chip Fund	$(2)	$(4,266)	$4,268
Credit Opportunities Explorer Fund	(24)	23	1
Diversified Real Asset Fund	(18,892)	14,320	4,572
Dynamic High Yield Explorer Fund	30	(30)	—
Global Multi-Strategy Fund	1,754	(3,515)	1,761
Global Opportunities Equity Hedged Fund	(8)	8	—
Global Opportunities Fund	(683)	683	—
International Small Company Fund	91	(91)	—
Multi-Manager Equity Long/Short Fund	1,765	(1,765)	—
Opportunistic Municipal Fund	(4)	4	—
Origin Emerging Markets Fund	(1,342)	1,341	1
Preferred Securities Fund	10,503	(10,502)	(1)
Real Estate Debt Income Fund	17	—	(17)
Small-MidCap Dividend Income Fund	12,375	(19,822)	7,447

Federal Income Tax Basis. At August 31, 2016, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Blue Chip Fund	$200,563	$(24,812)	$175,751	$1,157,125
Credit Opportunities Explorer Fund	308	(152)	156	19,554
Diversified Real Asset Fund	106,090	(110,262)	(4,172)	3,784,933
Dynamic High Yield Explorer Fund	261	(310)	(49)	15,681
Global Multi-Strategy Fund	104,842	(56,770)	48,072	3,193,490
Global Opportunities Equity Hedged Fund	439	(185)	254	6,604
Global Opportunities Fund	91,482	(35,003)	56,479	1,257,086
International Small Company Fund	7,737	(6,550)	1,187	169,519
Multi-Manager Equity Long/Short Fund	10,529	(6,349)	4,180	332,888
Opportunistic Municipal Fund*	8,550	(217)	8,333	130,659
Origin Emerging Markets Fund	95,855	(29,445)	66,410	710,751
Preferred Securities Fund	376,241	(61,840)	314,401	5,442,272
Real Estate Allocation Fund	30	(2)	28	903
Real Estate Debt Income Fund	3,523	(1,476)	2,047	151,973
Small-MidCap Dividend Income Fund	378,420	(72,622)	305,798	1,978,084

*The fund holds floating rate securities which are accounted for differently for GAAP vs. federal income tax purposes. This causes a difference in cost basis and fair market value of investments for tax and GAAP purposes.

8. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments Blue Chip Fund August 31, 2016

COMMON STOCKS - 99.92%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 3.32%				Retail - 12.10%
TransDigm Group Inc (a)	155,276	$44,283		AutoZone Inc (a)	15,580	$11,557
				CarMax Inc (a)	574,199	33,849
Banks - 4.02%				Dollar Tree Inc (a)	195,855	16,197
Wells Fargo & Co	1,055,210	53,605		Starbucks Corp	762,084	42,852
				TJX Cos Inc/The	257,661	19,953
Beverages - 1.83%				Yum! Brands Inc	407,284	36,945
Anheuser-Busch InBev SA/NV ADR	196,376	24,357				$161,353
				Software - 3.44%
Chemicals - 2.52%				CommerceHub Inc - Series C (a)	11,121	164
Air Products & Chemicals Inc	162,899	25,350		Microsoft Corp	796,027	45,740
Monsanto Co	77,219	8,224				$45,904
		$33,574		TOTAL COMMON STOCKS		$1,332,005
Commercial Services - 5.27%				INVESTMENT COMPANIES - 0.07%	Shares Held	Value(000	's)
Brookfield Business Partners LP	36,604	845		Money Market Funds - 0.07%
Moody's Corp	346,403	37,651		Goldman Sachs Financial Square Funds -	871,001	871
PayPal Holdings Inc (a)	853,733	31,716		Government Fund
		$70,212
Diversified Financial Services - 10.90%				TOTAL INVESTMENT COMPANIES		$871
BlackRock Inc	32,688	12,186		Total Investments		$1,332,876
Charles Schwab Corp/The	573,722	18,049		Other Assets and Liabilities - 0.01%		$196
FNF Group	285,791	10,772		TOTAL NET ASSETS - 100.00%		$1,333,072
MasterCard Inc	572,094	55,281
Visa Inc	605,545	48,989
		$145,277		(a) Non-Income Producing Security
Electric - 0.37%
Brookfield Infrastructure Partners LP	101,509	4,866

Electronics - 0.42%				Portfolio Summary (unaudited)
Fortive Corp	107,367	5,655		Sector		Percent
				Financial		34.86%
Engineering & Construction - 1.81%				Communications		25.05%
SBA Communications Corp (a)	211,698	24,165		Consumer, Non-cyclical		13.77%
				Consumer, Cyclical		12.10%
Food - 2.16%				Industrial		6.38%
Mondelez International Inc	439,121	19,769		Technology		3.44%
Nestle SA ADR	113,986	9,062		Basic Materials		2.52%
		$28,831		Energy		1.43%
Healthcare - Products - 1.84%				Utilities		0.37%
Danaher Corp	300,669	24,477		Investment Companies		0.07%
				Other Assets and Liabilities		0.01%
Insurance - 10.04%				TOTAL NET ASSETS		100.00%
Aon PLC	325,934	36,293
Berkshire Hathaway Inc - Class B (a)	444,193	66,847
Markel Corp (a)	32,949	30,679
		$133,819
Internet - 19.18%
Alphabet Inc - A Shares (a)	7,787	6,151
Alphabet Inc - C Shares (a)	124,040	95,145
Amazon.com Inc (a)	122,331	94,092
Facebook Inc (a)	408,523	51,523
Liberty Ventures (a)	227,380	8,763
		$255,674
Media - 5.87%
Liberty Broadband Corp - C Shares (a)	375,865	25,758
Liberty Global PLC - C Shares (a)	1,703,926	52,532
		$78,290
Miscellaneous Manufacturers - 0.83%
Colfax Corp (a)	370,357	10,992

Pharmaceuticals - 2.67%
Zoetis Inc	697,506	35,643

Pipelines - 1.43%
Kinder Morgan Inc/DE	873,868	19,094

Real Estate - 4.77%
Brookfield Asset Management Inc	1,888,510	63,624

REITS - 5.13%
American Tower Corp	488,349	55,369
Equinix Inc	35,104	12,941
		$68,310

See accompanying notes.

Schedule of Investments
Credit Opportunities Explorer Fund
August 31, 2016

COMMON STOCKS - 0.03%	Shares Held	Value(000	's)		Principal
Forest Products & Paper - 0.03%				BONDS (continued)	Amount (000's) Value (000's)
Verso Corp (a)	796	$5		Diversified Financial Services (continued)
				Springleaf Finance Corp
TOTAL COMMON STOCKS		$5		5.25%, 12/15/2019	$40	$41
INVESTMENT COMPANIES - 10.40%	Shares Held	Value(000	's)			$119
Money Market Funds - 10.40%				Electronics - 2.68%
BlackRock Liquidity Funds FedFund Portfolio	2,015,543	2,016		Keysight Technologies Inc
				4.55%, 10/30/2024	500	520
TOTAL INVESTMENT COMPANIES		$2,016
	Principal			Entertainment - 1.12%
BONDS- 65.26%	Amount (000's)	Value(000	's)	CCM Merger Inc
				9.13%, 05/01/2019(d)	75	79
Banks- 13.83%
Bank of Montreal				Eldorado Resorts Inc
1.62%, 08/27/2021(b)	$750	$751		7.00%, 08/01/2023	55	58
Commonwealth Bank of Australia				GLP Capital LP / GLP Financing II Inc
0.00%, 09/06/2021(a),(b),(c),(d)	700	701		5.38%, 04/15/2026	20	22
JPMorgan Chase & Co				WMG Acquisition Corp
5.00%, 12/29/2049(b),(e)	70	70		6.75%, 04/15/2022(d)	55	58
Popular Inc						$217
7.00%, 07/01/2019	50	52		Food- 0.41%
Svenska Handelsbanken AB				BI-LO LLC / BI-LO Finance Corp
1.88%, 09/07/2021(c)	600	598		9.25%, 02/15/2019(d)	50	43
Toronto-Dominion Bank/The				JBS USA LUX SA / JBS USA Finance Inc
1.66%, 04/07/2021(b)	500	507		5.88%, 07/15/2024(d)	35	36
		$2,679				$79
Beverages - 8.13%				Healthcare - Products - 0.25%
Anheuser-Busch InBev Finance Inc				Universal Hospital Services Inc
3.65%, 02/01/2026	296	316		7.63%, 08/15/2020	50	48
Coca-Cola Co/The
2.25%, 09/01/2026(c)	550	550		Healthcare - Services - 0.44%
Molson Coors Brewing Co				Centene Corp
3.00%, 07/15/2026	700	709		5.63%, 02/15/2021	10	11
		$1,575		6.13%, 02/15/2024	15	16
Building Materials - 1.80%				MPH Acquisition Holdings LLC
				7.13%, 06/01/2024(d)	55	59
Owens Corning
3.40%, 08/15/2026	350	349				$86
				Home Builders - 0.24%
Commercial Mortgage Backed Securities - 5.92%				WCI Communities Inc
CD 2007-CD4 Commercial Mortgage Trust				6.88%, 08/15/2021	45	47
5.37%, 12/11/2049	200	202
COMM 2013-CCRE6 Mortgage Trust				Insurance - 9.36%
4.31%, 03/10/2046(b),(d)	100	89		Jackson National Life Global Funding
				3.05%, 04/29/2026(d)	600	611
Commercial Mortgage Pass Through
Certificates				MetLife Inc
4.93%, 10/15/2045(b),(d)	100	103		10.75%, 08/01/2069	500	805
				New York Life Global Funding
JP Morgan Chase Commercial Mortgage				2.35%, 07/14/2026(d)	350	348
Securities Trust 2007-C1
6.19%, 02/15/2051(b)	200	202		Voya Financial Inc
				5.65%, 05/15/2053(b)	50	50
JPMBB Commercial Mortgage Securities
Trust 2014-C24						$1,814
1.22%, 11/15/2047(b),(f)	2,701	147		Iron & Steel - 0.29%
4.57%, 11/15/2047(b)	225	240		Signode Industrial Group Lux SA/Signode
Morgan Stanley Bank of America Merrill				Industrial Group US Inc
Lynch Trust 2015-C25				6.38%, 05/01/2022(d)	55	56
3.64%, 10/15/2048	150	164
		$1,147		Media- 1.86%
Computers - 4.04%				CCO Holdings LLC / CCO Holdings Capital
				Corp
Apple Inc				5.88%, 04/01/2024(d)	55	59
4.65%, 02/23/2046	250	293
Hewlett Packard Enterprise Co				Charter Communications Operating LLC /
6.35%, 10/15/2045(d)	250	258		Charter Communications Operating Capital
				6.83%, 10/23/2055(d)	200	249
Seagate HDD Cayman
4.75%, 01/01/2025	250	231		WideOpenWest Finance LLC /
		$782		WideOpenWest Capital Corp
				10.25%, 07/15/2019 (g)	50	53
Diversified Financial Services - 0.62%
Ally Financial Inc						$361
5.75%, 11/20/2025	35	37		Metal Fabrication & Hardware - 0.02%
Credit Acceptance Corp				Wise Metals Intermediate Holdings LLC/Wise
7.38%, 03/15/2023	20	21		Holdings Finance Corp
				9.75%, PIK 10.50%, 06/15/2019 (d),(h)	5	4
Navient Corp
5.00%, 10/26/2020	5	5
5.88%, 03/25/2021	15	15

See accompanying notes.

     Schedule of Investments Credit Opportunities Explorer Fund August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's)	Value(000	's)
Mining - 0.11%			Transportation (continued)
Teck Resources Ltd			Navios Maritime Acquisition Corp / Navios
3.75%, 02/01/2023	$25	$21	Acquisition Finance US Inc
			8.13%, 11/15/2021(d)	$120		$91
Miscellaneous Manufacturers - 3.38%						$142
Bombardier Inc			TOTAL BONDS			$12,644
4.75%, 04/15/2019(d)	50	50		Principal
General Electric Co			SENIOR FLOATING RATE INTERESTS -0.26%	Amount (000's)	Value(000	's)
1.65%, 03/15/2023(b)	600	604
			Oil & Gas - 0.21%
		$654	Chesapeake Energy Corp, Term Loan
Mortgage Backed Securities - 3.53%			0.00%, 08/17/2021(b),(i)	$40		$41
Fannie Mae REMICS
5.48%, 07/25/2046(b),(f)	183	49	REITS- 0.05%
5.53%, 01/25/2044(b),(f)	274	50	iStar Inc, Term Loan B
5.63%, 11/25/2042(b),(f)	174	44	5.50%, 07/01/2020(b)	9		10
Ginnie Mae
5.09%, 02/20/2045(b),(f)	218	44	TOTAL SENIOR FLOATING RATE INTERESTS			$51
5.54%, 11/20/2040(b),(f)	229	47

5.54%, 05/20/2046(b),(f)	199	45	U.S. GOVERNMENT & GOVERNMENT	Principal
			AGENCY OBLIGATIONS - 25.77%	Amount (000's)	Value(000	's)
5.59%, 11/20/2041(b),(f)	217	46
			U.S. Treasury - 25.77%
5.59%, 07/16/2043(b),(f)	203	34
			1.13%, 08/31/2021	$3,335		$3,326
5.59%, 02/20/2046(b),(f)	196	53
			1.38%, 01/31/2021	350		353
5.59%, 06/20/2046(b),(f)	179	42
			1.50%, 08/15/2026	1,005		999
5.69%, 11/20/2045(b),(f)	207	44
			1.75%, 01/31/2023	175		179
5.69%, 01/20/2046(b),(f)	195	47
			2.50%, 05/15/2046	130		137
6.09%, 04/16/2040(b),(f)	193	45
						$4,994
6.14%, 12/20/2040(b),(f)	241	48
6.14%, 04/16/2042(b),(f)	207	46	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
			OBLIGATIONS			$4,994
		$684	Total Investments			$19,710
Oil & Gas - 0.83%			Other Assets and Liabilities - (1.72)%			$(334)
Continental Resources Inc/OK			TOTAL NET ASSETS - 100.00%			$19,376
4.50%, 04/15/2023	25	24
5.00%, 09/15/2022	15	14
EP Energy LLC / Everest Acquisition Finance			(a) Non-Income Producing Security
Inc			(b)	Variable Rate. Rate shown is in effect at August 31, 2016.
7.75%, 09/01/2022	40	22	(c)	Security purchased on a when-issued basis.
9.38%, 05/01/2020	35	23	(d)	Security exempt from registration under Rule 144A of the Securities Act of
Halcon Resources Corp			1933. These securities may be resold in transactions exempt from
8.63%, 02/01/2020(d)	40	38	registration, normally to qualified institutional buyers. At the end of the
			period, the value of these securities totaled $3,228 or 16.66% of net assets.
Whiting Petroleum Corp
5.00%, 03/15/2019	10	9	(e)	Perpetual security. Perpetual securities pay an indefinite stream of
5.75%, 03/15/2021	35	31	interest, but they may be called by the issuer at an earlier date.
		$161	(f) Security is an Interest Only Strip.
Pharmaceuticals - 2.73%			(g)	Security is Illiquid. At the end of the period, the value of these securities
Baxalta Inc			totaled $53 or 0.27% of net assets.
5.25%, 06/23/2045	450	529	(h)	Payment in kind; the issuer has the option of paying additional securities
			in lieu of cash.
Pipelines - 0.22%			(i)	This Senior Floating Rate Note will settle after August 31, 2016, at which
Tesoro Logistics LP / Tesoro Logistics			time the interest rate will be determined.
Finance Corp
6.13%, 10/15/2021	25	26
6.38%, 05/01/2024	15	16
		$42	Portfolio Summary (unaudited)
Retail - 0.87%			Sector			Percent
BMC Stock Holdings Inc			Government			25.77%
9.00%, 09/15/2018(d)	45	47	Financial			23.85%
Landry's Holdings II Inc			Consumer, Non-cyclical			11.96%
10.25%, 01/01/2018 (d)	120	122	Investment Companies			10.40%
		$169	Mortgage Securities			9.45%
Software - 0.39%			Industrial			8.61%
Activision Blizzard Inc			Technology			4.44%
6.13%, 09/15/2023(d)	70	76	Communications			3.32%
			Consumer, Cyclical			2.23%
Telecommunications - 1.46%			Energy			1.26%
Frontier Communications Corp			Basic Materials			0.43%
11.00%, 09/15/2025	20	21	Other Assets and Liabilities			(1.72)%
10.50%, 09/15/2022	10	11	TOTAL NET ASSETS			100.00%
Verizon Communications Inc
4.13%, 08/15/2046	250	251
		$283
Transportation - 0.73%
Eletson Holdings Inc
9.63%, 01/15/2022(d)	70	51

See accompanying notes.

Schedule of Investments
Credit Opportunities Explorer Fund
August 31, 2016

Exchange Cleared Credit Default Swaps

Buy Protection
		Implied
		Credit Spread	(Pay)/				Upfront		Unrealized
		as of August	Receive	Expiration	Notional		Premiums		Appreciation/
	Reference Entity	31, 2016 (a)	Fixed Rate	Date	Amount		Paid/(Received)		(Depreciation)	Fair Value
	CDX.NA.HY.25	N/A	(5.00)%	12/20/2020	$198	$	— $		(10)	$(10)
	CDX.NA.HY.25	N/A	(5.00)%	12/20/2020	198		5		(15)	(10)
	CDX.NA.HY.26	N/A	(5.00)%	06/20/2021	500		(7)		(15)	(22)
	CDX.NA.HY.26	N/A	(5.00)%	06/20/2021	500		(8)		(13)	(21)
Total							$(10	) $	(53)	$(63)

Amounts in thousands

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments requiredtobe made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

		Futures Contracts
							Unrealized
Type	Long/Short	Contracts	Notional Value			Fair Value	Appreciation/(Depreciation)
Euro Bund 10 Year Bund; December 2016	Long		5	$918		$918		$—
Euro-Bobl 5 Year; December 2016	Long		6	881		881		—
UK 10 Year Gilt; December 2016	Long		6	1,034		1,036		2
US 10 Year Note; December 2016	Short		38	4,983		4,975		8
US 10 Year Ultra Note; December 2016	Short		8	1,155		1,155		—
US 2 Year Note; December 2016	Short		3	656		655		1
US 5 Year Note; December 2016	Long		4	486		485		(1)
US Long Bond; December 2016	Long		2	341		341		—
US Ultra Bond; December 2016	Short		5	936		937		(1)
Total						$		9

Amounts in thousands except contracts

Total Return Swaps

			Pay/Receive	Financing	Expiration		Fair Value
Counterparty (Issuer) Reference Entity		Shares	Positive Return	Rate	Date	Notional Amount	Asset	Liability
Barclays Bank PLC	Price return based on Principal Global	N/A	Receive	0.80%	09/09/2016	$100	$2	$—
Dynamic VIX Alpha Excess Return Strategy
Barclays Bank PLC	Price return based on S&P 500 Dynamic VIX	N/A	Receive	1.40%	09/09/2016	100	2	—
Futures Index
Total							$4	$—

Amounts in thousands except contracts

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2016

COMMON STOCKS - 48.86%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Agriculture - 0.10%				Engineering & Construction (continued)
Archer-Daniels-Midland Co	87,105	$3,812		Eiffage SA	27,600	$2,164
				Enav SpA (a),(c)	1,861,884	7,726
Automobile Manufacturers - 0.08%				Ferrovial SA	174,439	3,440
Mahindra & Mahindra Ltd	137,293	2,970		Flughafen Zuerich AG	46,887	8,679
				Fraport AG Frankfurt Airport Services	34,716	1,935
Building Materials - 0.35%				Worldwide
Boise Cascade Co (a)	127,562	3,347		Grupo Aeroportuario del Centro Norte SAB de	287,551	1,770
Builders FirstSource Inc (a)	212,855	2,924		CV
Norbord Inc (b)	278,421	6,688		Grupo Aeroportuario del Pacifico SAB de CV	55,100	548
		$12,959		Hopewell Highway Infrastructure Ltd	3,794,000	2,209
Chemicals - 1.76%				Japan Airport Terminal Co Ltd	39,800	1,572
				SBA Communications Corp (a)	88,687	10,124
Agrium Inc	23,867	2,300
CF Industries Holdings Inc	153,093	3,980		Sydney Airport	484,688	2,649
Givaudan SA	2,664	5,510		Vinci SA	34,783	2,643
Ingevity Corp (a)	15,969	709				$54,959
Koninklijke DSM NV	56,191	3,922		Environmental Control - 0.08%
Monsanto Co	49,046	5,223		Tomra Systems ASA (b)	277,475	3,095
Mosaic Co/The	245,020	7,368
Novozymes A/S	66,098	2,867		Food - 1.55%
OCI NV (a)	128,642	2,258		Ajinomoto Co Inc	222,600	4,724
Potash Corp of Saskatchewan Inc	65,638	1,189		Ariake Japan Co Ltd	38,300	1,812
Potash Corp of Saskatchewan Inc	269,095	4,871		Aryzta AG (a)	25,700	1,025
Symrise AG	40,574	2,985		BRF SA	187,100	3,118
Syngenta AG	33,406	14,584		Cal-Maine Foods Inc	34,511	1,585
Tessenderlo Chemie NV (a)	105,315	3,352		China Mengniu Dairy Co Ltd	1,000,000	1,891
Yara International ASA	122,720	4,346		Chr Hansen Holding A/S	40,718	2,471
		$65,464		Emmi AG (a)	4,621	3,083
Commercial Services - 1.25%				Flowers Foods Inc	88,612	1,321
Abertis Infraestructuras SA	710,453	11,006		Fuji Oil Holdings Inc	179,100	3,482
Atlantia SpA	176,876	4,551		Hormel Foods Corp	56,180	2,149
Cengage Learning Holdings II Inc (a)	11,792	295		Iwatsuka Confectionery Co Ltd (b)	5,300	178
				Kato Sangyo Co Ltd (b)	66,400	1,455
COSCO SHIPPING Ports Ltd	4,028,000	4,357
Hamburger Hafen und Logistik AG	97,382	1,566		Leroy Seafood Group ASA	51,936	2,328
Hutchison Port Holdings Trust	10,542,952	4,529		McCormick & Co Inc/MD	47,517	4,845
Macquarie Atlas Roads Group	134,935	561		Salmar ASA	56,743	1,570
OHL Mexico SAB de CV (a)	2,480,000	3,502		Sanderson Farms Inc	20,271	1,951
Transurban Group	1,862,128	16,019		Sao Martinho SA	78,400	1,212
		$46,386		Saputo Inc	103,349	3,436
Consumer Products - 0.15%				Sysco Corp	124,125	6,437
Kimberly-Clark Corp	42,474	5,439		Toyo Suisan Kaisha Ltd	68,900	2,826
				Tyson Foods Inc	37,971	2,869
				United Natural Foods Inc (a)	40,234	1,835
Cosmetics & Personal Care - 0.70%
Kao Corp	105,400	5,481				$57,603
Svenska Cellulosa AB SCA	416,135	12,790		Forest Products & Paper - 4.31%
				Acadian Timber Corp (b)	142,091	1,973
Unicharm Corp	311,000	7,558
		$25,829		BillerudKorsnas AB	132,651	2,262
				Canfor Corp (a)	545,094	6,330
Electric - 2.07%				Clearwater Paper Corp (a)	39,262	2,437
Ameren Corp	66,000	3,262		Deltic Timber Corp (b)	151,946	10,778
American Electric Power Co Inc	34,400	2,221
Dominion Resources Inc/VA	46,000	3,411		DS Smith PLC	505,867	2,715
DONG Energy A/S (a),(c)	26,400	1,047		Empresas CMPC SA	2,168,453	4,313
Duke Energy Corp	113,300	9,025		Ence Energia y Celulosa SA	80,202	203
Edison International	62,255	4,527		Fibria Celulose SA ADR	1,463,386	10,039
Enel SpA	1,002,388	4,430		Holmen AB	150,919	5,272
				Interfor Corp (a)	624,708	7,422
Engie SA	78,232	1,250
Eversource Energy	70,255	3,792		International Paper Co	177,191	8,592
Huadian Fuxin Energy Corp Ltd	9,024,000	2,321		Klabin SA	3,137,300	16,487
Hydro One Ltd (c)	23,853	477		Metsa Board OYJ	304,733	1,797
Iberdrola SA	1,148,476	7,565		Mondi PLC	537,886	10,945
				Pope Resources a Delaware LP (b)	70,006	4,447
Infraestructura Energetica Nova SAB de CV	613,200	2,367
NextEra Energy Inc	100,600	12,167		Smurfit Kappa Group PLC	391,266	9,657
Origin Energy Ltd	125,900	496		Smurfit Kappa Group PLC	27,633	684
PG&E Corp	300,752	18,628		Stora Enso OYJ	607,593	5,363
		$76,986		Sumitomo Forestry Co Ltd	415,100	5,619
				Suzano Papel e Celulose SA	3,357,900	10,534
Electronics - 0.17%				TFS Corp Ltd (b)	3,175,625	3,745
Trimble Navigation Ltd (a)	225,833	6,188
				UPM-Kymmene OYJ	358,565	7,207
				West Fraser Timber Co Ltd	495,733	16,690
Energy - Alternate Sources - 0.06%
				Western Forest Products Inc	2,807,777	4,539
China Longyuan Power Group Corp Ltd	2,639,000	2,212
						$160,050
Engineering & Construction - 1.48%				Gas - 1.95%
Aena SA (c)	51,631	7,298		Beijing Enterprises Holdings Ltd	203,000	1,162
Auckland International Airport Ltd	404,900	2,202		CenterPoint Energy Inc	97,114	2,182

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Gas (continued)				Pipelines (continued)
China Gas Holdings Ltd	1,481,134	$2,514		Buckeye Partners LP	362,467	$25,467
Enagas SA	83,747	2,461		Columbia Pipeline Partners LP	146,477	1,988
ENN Energy Holdings Ltd	664,951	3,718		Enbridge Energy Management LLC (a)	204,007	4,643
Hong Kong & China Gas Co Ltd	1,781,169	3,393		Enbridge Inc	558,509	22,027
National Grid PLC	1,302,908	17,931		Energy Transfer Equity LP	945,898	16,932
NiSource Inc	134,817	3,228		Energy Transfer Partners LP	495,366	19,785
ONE Gas Inc	33,143	2,029		Enterprise Products Partners LP	1,415,578	37,371
Sempra Energy	161,911	16,940		EQT Midstream Partners LP (b)	335,564	26,379
Snam SpA	1,290,559	7,163		Genesis Energy LP	316,270	11,319
Southcross Holdings Borrower LP (a),(b)	37	12		Kinder Morgan Inc/DE	965,100	21,087
Southwest Gas Corp	77,474	5,409		Koninklijke Vopak NV	68,877	3,501
Spire Inc	33,100	2,142		Magellan Midstream Partners LP	523,508	36,818
Western Gas Equity Partners LP	59,604	2,198		MPLX LP	783,079	25,943
		$72,482		ONEOK Partners LP	552,210	21,398
Healthcare - Services - 0.00%				Pembina Pipeline Corp	68,506	2,061
Millennium Health LLC (a),(b)	33,861	26		Pembina Pipeline Corp	159,572	4,813
Millennium Health LLC (a),(b),(d)	20,580	—		Phillips 66 Partners LP	352,851	17,456
Millennium Health LLC (a),(b),(d)	19,318	—		Plains All American Pipeline LP	1,162,384	32,617
		$26		Shell Midstream Partners LP	397,823	12,122
Holding Companies - Diversified - 0.32%				Spectra Energy Corp	162,362	5,784
China Merchants Port Holdings Co Ltd	3,195,376	9,082		Spectra Energy Partners LP	287,351	13,112
Empresas COPEC SA	325,843	2,854		Sunoco Logistics Partners LP	812,060	24,037
		$11,936		Tallgrass Energy Partners LP	184,189	8,487
Home Builders - 0.41%				Tesoro Logistics LP	397,815	19,079
Lennar Corp - A Shares	128,056	6,057		TransCanada Corp	522,198	23,681
Toll Brothers Inc (a)	293,085	9,112		Veresen Inc	508,960	5,014
				Western Gas Partners LP (b)	388,280	19,538
		$15,169
				Williams Cos Inc/The	1,168,445	32,646
Home Furnishings - 0.08%
Rational AG	6,070	2,979		Williams Partners LP	178,332	6,794
						$507,721
Housewares - 0.06%				Real Estate - 1.59%
				ADO Properties SA (c)	159,149	6,968
Scotts Miracle-Gro Co/The	25,267	2,092
				Aeon Mall Co Ltd	384,400	5,418
Lodging - 0.10%				Deutsche Wohnen AG	430,573	16,164
City Developments Ltd	600,100	3,731		Fabege AB	415,259	7,697
				Mitsui Fudosan Co Ltd	546,000	11,790
Machinery - Diversified - 0.87%				New World Development Co Ltd	5,434,000	6,795
AGCO Corp	76,384	3,708		UNITE Group PLC/The	503,858	4,147
Alamo Group Inc	29,148	1,889				$58,979
ANDRITZ AG	67,334	3,439		REITS - 11.70%
Bucher Industries AG	12,838	3,253		Agree Realty Corp	92,162	4,423
Deere & Co	95,243	8,053		Alexandria Real Estate Equities Inc	89,008	9,799
Krones AG	16,895	1,615		American Homes 4 Rent	242,050	5,294
Kubota Corp	172,700	2,539		American Tower Corp	209,574	23,762
Middleby Corp/The (a)	28,718	3,680		Apartment Investment & Management Co	102,441	4,628
Valmet OYJ	322,873	4,310		Assura PLC	3,885,804	2,985
		$32,486		AvalonBay Communities Inc	71,081	12,440
Oil & Gas - 0.73%				Boston Properties Inc	58,494	8,197
				CatchMark Timber Trust Inc (b)	387,023	4,528
Antero Midstream Partners LP	343,306	9,462
Cheniere Energy Inc (a)	112,800	4,839		Crown Castle International Corp	202,861	19,224
EQT GP Holdings LP	85,787	2,152		CubeSmart	286,544	7,889
Valero Energy Partners LP (b)	253,229	10,608		DDR Corp	234,464	4,434
Vantage Drilling International (a),(d)	1,554	—		Dexus Property Group	836,490	6,102
		$27,061		Digital Realty Trust Inc	67,699	6,708
				Duke Realty Corp	395,196	11,113
Oil & Gas Services - 0.10%
Targa Resources Corp	87,230	3,801		EPR Properties	86,790	6,797
				Equinix Inc	28,412	10,474
				Equity One Inc	247,730	7,690
Packaging & Containers - 1.35%
Ball Corp	69,416	5,497		Equity Residential	76,332	4,952
FP Corp	58,800	3,103		Essex Property Trust Inc	38,369	8,714
Graphic Packaging Holding Co	502,588	7,208		Federal Realty Investment Trust	28,836	4,585
				Fortune Real Estate Investment Trust	2,802,000	3,581
Huhtamaki OYJ	60,222	2,621		Frasers Logistics & Industrial Trust (a)	8,302,356	5,941
KapStone Paper and Packaging Corp	542,373	9,497
Mayr Melnhof Karton AG (b)	6,896	777		Gecina SA	52,480	8,225
Multi-Color Corp	33,424	2,234		General Growth Properties Inc	269,771	7,861
Packaging Corp of America	122,258	9,613		Goodman Group	2,009,319	11,441
WestRock Co	201,924	9,672		Great Portland Estates PLC	309,810	2,757
				Hoshino Resorts REIT Inc	157	1,872
		$50,222
				Industrial & Infrastructure Fund Investment	471	2,346
Pharmaceuticals - 0.09%				Corp
Zoetis Inc	67,661	3,457
				Japan Hotel REIT Investment Corp	6,009	5,168
				Japan Logistics Fund Inc	1,689	3,851
Pipelines - 13.66%				Japan Retail Fund Investment Corp	2,830	6,363
APA Group	839,702	5,822
				Klepierre	150,453	7,066

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)		Principal
REITS (continued)				BONDS (continued)	Amount (000's)		Value(000	's)
Link REIT	1,322,000	$9,603		Federal & Federally Sponsored Credit (continued)
Mirvac Group	2,615,430	4,552		Federal Farm Credit Banks (continued)
NewRiver REIT PLC	294,732	1,235		0.98%, 12/14/2017		$10,000	$9,988
Nomura Real Estate Master Fund Inc	4,260	7,034					$85,694
Orix JREIT Inc	3,264	5,709		Finance - Mortgage Loan/Banker - 4.96%
Physicians Realty Trust	450,552	9,646		Fannie Mae
Potlatch Corp	268,251	10,159		0.53%, 07/20/2017(e)		13,175	13,177
Prologis Inc	190,643	10,125		0.60%, 12/20/2017(e)		20,000	20,016
Public Storage	27,582	6,177		Fannie Mae Discount Notes
Rayonier Inc (b)	564,031	15,528		0.41%, 01/17/2017(f)		3,000	2,995
Regency Centers Corp	50,489	4,066		Federal Home Loan Banks
Rexford Industrial Realty Inc	245,214	5,476		0.53%, 04/25/2017(e)		7,000	7,001
Senior Housing Properties Trust	253,386	5,661		0.57%, 12/07/2017(e)		8,500	8,504
Simon Property Group Inc	135,883	29,279		0.57%, 12/07/2017(e)		10,000	10,004
SL Green Realty Corp	47,344	5,573		0.60%, 01/04/2018(e)		2,000	2,004
STORE Capital Corp	177,267	5,252		0.61%, 06/16/2017(e)		10,000	10,017
Sun Communities Inc	80,037	6,124		0.64%, 09/11/2017(e)		15,000	15,033
Sunstone Hotel Investors Inc	203,583	2,828		0.64%, 10/25/2017(e)		6,200	6,209
Unibail-Rodamco SE	13,159	3,621		0.66%, 09/07/2017(e)		28,000	28,062
Viva Energy REIT (a)	1,200,886	2,292		0.66%, 10/27/2017(e)		5,800	5,809
Welltower Inc	70,005	5,373		0.66%, 03/08/2018(e)		10,000	10,023
Westfield Corp	1,020,583	7,828		Freddie Mac
Weyerhaeuser Co	958,213	30,519		0.75%, 02/26/2018(e)		7,670	7,672
		$434,870		1.00%, 03/08/2017		15,218	15,250
Retail - 0.06%				1.00%, 05/11/2018		5,955	5,949
Tractor Supply Co	25,886	2,173		1.05%, 02/26/2018		1,600	1,601
				1.05%, 05/25/2018		10,000	10,001
Storage & Warehousing - 0.06%				Freddie Mac Discount Notes
Safestore Holdings PLC	415,985	2,035		0.41%, 12/23/2016(f)		5,000	4,995
							$184,322
Telecommunications - 0.23%				Media- 0.01%
Cellnex Telecom SA (c)	196,900	3,438		iHeartCommunications Inc
Eutelsat Communications SA	201,100	3,918		9.00%, 12/15/2019		523	423
Intelsat SA (a)	501,183	1,353
		$8,709		Sovereign - 0.74%
Textiles - 0.26%				Deutsche Bundesrepublik Inflation Linked
Mohawk Industries Inc (a)	46,225	9,836		Bond
				0.10%, 04/15/2023	EUR	2,860	3,442
Transportation - 0.63%				Italy Buoni Poliennali Del Tesoro
East Japan Railway Co	61,736	5,302		1.25%, 09/15/2032(c)		576	706
Groupe Eurotunnel SE	1,346,548	14,831		2.10%, 09/15/2016		11	12
Prumo Logistica SA (a)	897,274	1,942		2.35%, 09/15/2024(c)		3,169	4,127
West Japan Railway Co	21,200	1,215		2.55%, 09/15/2041		1,397	2,128
		$23,290		2.60%, 09/15/2023		315	416
Water- 0.50%				Japanese Government CPI Linked Bond
American Water Works Co Inc	75,405	5,579		0.10%, 09/10/2024	JPY	886,042	9,005
Cia de Saneamento Basico do Estado de Sao	122,100	1,105		0.10%, 03/10/2025		302,993	3,085
Paulo ADR				0.10%, 03/10/2026		67,230	687
Pennon Group PLC	775,166	8,939		New Zealand Government Bond
United Utilities Group PLC	241,304	3,082		2.52%, 09/20/2035(e)	NZD	2,959	2,495
		$18,705		3.07%, 09/20/2030(e)		1,546	1,370
TOTAL COMMON STOCKS		$1,815,712					$27,473
INVESTMENT COMPANIES - 8.46%	Shares Held	Value(000	's)	TOTAL BONDS			$297,912
Money Market Funds - 8.46%				COMMODITY INDEXED STRUCTURED	Principal
BlackRock Liquidity Funds FedFund Portfolio	7,906,309	7,906		NOTES- 1.01%	Amount (000's)		Value(000	's)
Cash Account Trust - Government & Agency	157,200,689	157,201		Banks- 0.36%
Portfolio - Government Cash Managed				Royal Bank of Canada; Dow Jones - UBS
Morgan Stanley Institutional Liquidity Funds -	149,323,074	149,323		Commodity Index Linked Note
Government Portfolio				0.36%, 01/11/2017(c),(e)		$3,900	4,238
		$314,430		0.36%, 02/13/2017(c),(e)		7,600	9,161
TOTAL INVESTMENT COMPANIES		$314,430					$13,399
	Principal			Supranational Bank - 0.65%
BONDS- 8.02%	Amount (000's)	Value(000	's)	International Bank for Reconstruction &
Federal & Federally Sponsored Credit - 2.31%				Development; Dow Jones - UBS Commodity
Federal Farm Credit Banks				Index Linked Note
0.52%, 10/13/2017(e)	$18,000	$17,995		0.99%, 01/19/2017(e)		24,000	24,277
0.54%, 11/22/2017(e)	5,000	4,999
0.54%, 03/22/2018(e)	10,000	9,997		TOTAL COMMODITY INDEXED STRUCTURED NOTES			$37,676
0.58%, 12/14/2016(e)	20,000	20,008
0.63%, 08/01/2018(e)	10,000	9,999
0.65%, 04/05/2018(e)	4,700	4,701
0.66%, 01/25/2018(e)	8,000	8,007

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

	Principal			SENIOR FLOATING RATE INTERESTS	Principal
CONVERTIBLE BONDS - 0.00%	Amount (000's)	Value(000	's)	(continued)	Amount (000's)	Value(000 's)
Oil & Gas - 0.00%				Commercial Services (continued)
Vantage Drilling International				Allied Universal Holdco LLC, Term Loan
1.00%, PIK 1.00%, 12/31/2030(b),(d),(e),(g)	$269	$123		4.75%, 07/27/2022(e)	$1,493	$1,463
				Brand Energy & Infrastructure Services Inc,
TOTAL CONVERTIBLE BONDS		$123		Term Loan B
SENIOR FLOATING RATE INTERESTS -	Principal			4.75%, 11/20/2020(e)	907	896
15.94%	Amount (000's)	Value(000	's)	Ceridian HCM Holding Inc, Term Loan B2
Advertising - 0.13%				4.50%, 09/15/2020(e)	1,054	1,017
Advantage Sales & Marketing Inc, Term				Global Payments Inc, Term Loan B
Loan				4.02%, 03/24/2023(e)	750	755
7.50%, 07/21/2022(e)	$1,000	$951		KAR Auction Services Inc, Term Loan B3
Advantage Sales & Marketing Inc, Term Loan				4.25%, 03/04/2023(e)	998	1,009
B				Laureate Education Inc, Term Loan B
4.25%, 07/21/2021(e)	2,015	1,999		5.00%, 06/16/2018(e)	122	121
Checkout Holding Corp, Term Loan B				Pharmaceutical Product Development LLC,
4.50%, 04/03/2021(e)	1,715	1,518		Term Loan B
Getty Images Inc, Term Loan B				4.25%, 08/05/2022(e)	4,364	4,376
0.00%, 10/03/2019(e),(h)	630	533		ServiceMaster Co LLC/The, Term Loan B
				4.25%, 06/25/2021(e)	6,687	6,727
		$5,001
Aerospace & Defense - 0.18%				Syniverse Holdings Inc, Term Loan B
				4.00%, 04/23/2019(e)	1,172	1,039
Sequa Corp, Term Loan B
5.25%, 05/29/2017(e)	2,829	2,431		4.00%, 04/23/2019(e)	2,207	1,960
TransDigm Inc, Term Loan D				WEX Inc, Term Loan B
3.75%, 05/21/2021(e)	4,167	4,156		4.25%, 06/24/2023(e)	1,000	1,007
		$6,587				$21,649
Airlines - 0.30%				Computers - 0.44%
American Airlines Inc, Term Loan B				CSRA Inc, Term Loan B
3.25%, 06/27/2020(e)	3,404	3,402		3.75%, 10/06/2022(e)	1,961	1,969
3.50%, 10/10/2021(b),(e)	2,772	2,773		Harland Clarke Holdings Corp, Term Loan
American Airlines Inc, Term Loan B1				B3
3.50%, 05/23/2019(e)	2,185	2,184		7.00%, 04/26/2018(e)	1,988	1,954
Delta Air Lines Inc, Term Loan B1				Harland Clarke Holdings Corp, Term Loan
3.25%, 10/18/2018(e)	2,659	2,664		B4
				6.99%, 08/30/2019(e)	938	916
		$11,023
Automobile Manufacturers - 0.07%				iQor US Inc, Term Loan B
				6.00%, 02/19/2021(b),(e)	2,727	2,318
FCA US LLC, Term Loan B
3.25%, 12/05/2018(e)	2,497	2,499		Riverbed Technology Inc, Term Loan B
				5.00%, 04/25/2022(e)	1,951	1,962
Automobile Parts & Equipment - 0.05%				Western Digital Corp, Term Loan B
				4.50%, 04/29/2023(e)	7,200	7,237
Allison Transmission Inc, Term Loan B3
3.50%, 09/23/2019(e)	1,975	1,979				$16,356
				Consumer Products - 0.51%
Beverages - 0.16%				Dell International LLC, Term Loan
				0.00%, 05/31/2019(e),(h)	3,000	2,943
Jacobs Douwe Egberts BV, Term Loan B
4.25%, 07/02/2021(e)	3,692	3,713		0.00%, 06/02/2021(e),(h)	2,000	1,934
Keurig Green Mountain Inc, Term Loan B				Dell International LLC, Term Loan B2
5.25%, 01/21/2023(e)	2,367	2,388		4.00%, 04/29/2020(e)	10,591	10,623
		$6,101		Dell International LLC, Term Loan C
				3.75%, 09/24/2018(e)	1,371	1,369
Biotechnology - 0.11%

Concordia International Corp, Term Loan B				Prestige Brands Inc, Term Loan B3
5.25%, 10/21/2021(e)	4,489	4,244		4.12%, 09/03/2021(e)	588	590
				Spectrum Brands Inc, Term Loan
				3.51%, 06/16/2022(e)	1,521	1,527
Building Materials - 0.21%
Headwaters Inc, Term Loan B1						$18,986
4.00%, 03/24/2022(e)	4,975	4,975		Cosmetics & Personal Care - 0.05%
Quikrete Holdings Inc, Term Loan B				Revlon Consumer Products Corp, Term Loan
4.00%, 09/18/2020(e)	945	948		0.00%, 07/21/2023(e),(h)	2,000	1,997
Safway Group Holding LLC, Term Loan
5.75%, 08/04/2023(e)	2,000	2,000		Distribution & Wholesale - 0.15%
		$7,923		HD Supply Inc, Term Loan
				3.75%, 08/06/2021(e)	1,816	1,825
Chemicals - 0.09%
				Univar USA Inc, Term Loan B
Axalta Coating Systems US Holdings Inc,				4.25%, 06/24/2022(e)	3,624	3,617
Term Loan B
3.75%, 02/01/2020(e)	422	424				$5,442
Duke Finance LLC, Term Loan				Diversified Financial Services - 0.19%
0.00%, 10/28/2021(e),(h)	1,500	1,474		AlixPartners LLP, Term Loan B
				4.50%, 07/22/2022(e)	1,241	1,247
Minerals Technologies Inc, Term Loan B2
4.75%, 05/09/2021(e)	1,305	1,312		Delos Finance Sarl, Term Loan B
				3.50%, 02/26/2021(e)	1,250	1,253
		$3,210
Commercial Services - 0.58%				Walter Investment Management Corp, Term
Acosta Holdco Inc, Term Loan B				Loan
				4.75%, 12/11/2020(e)	5,110	4,676
4.25%, 09/26/2021(e)	1,316	1,279
						$7,176

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)
Electric - 0.63%			Healthcare - Products (continued)
Calpine Corp, Term Loan B7			Carestream Health Inc, Term Loan
3.64%, 05/05/2023(e)	$2,500	$2,508	9.50%, 12/15/2019(e)	$729	$686
Dayton Power & Light Co/The, Term Loan B			Carestream Health Inc, Term Loan B
0.00%, 08/19/2022(e),(h)	2,250	2,266	5.00%, 06/05/2019(e)	4,551	4,321
Dynegy Inc, Term Loan C			ConvaTec Inc, Term Loan B
5.00%, 06/22/2023(e)	2,000	2,000	4.25%, 12/22/2016(e)	6,873	6,888
Energy Future Intermediate Holding Co LLC,			DJO Finance LLC, Term Loan B
DIP Term Loan			4.25%, 06/24/2020(e)	1,733	1,669
4.25%, 12/19/2016(e)	5,500	5,521	Kinetic Concepts Inc, Term Loan F1
Texas Competitive Electric Holdings Co LLC,			5.00%, 11/04/2020(e)	12,114	12,160
Term Loan			Sterigenics-Nordion Holdings LLC, Term
7.08%, 07/27/2023(e)	8,957	8,977	Loan B
7.08%, 07/27/2023(e)	2,043	2,048	4.25%, 05/06/2022(e)	2,360	2,353
		$23,320			$28,324
Electronics - 0.07%			Healthcare - Services - 0.87%
TTM Technologies Inc, Term Loan B			Ardent Legacy Acquisitions Inc, Term Loan
6.00%, 05/07/2021(e)	2,490	2,493	B
			6.50%, 07/30/2021(e)	246	245
Engineering & Construction - 0.07%			CHS/Community Health Systems Inc, Term
AECOM, Term Loan B			Loan F
3.75%, 09/17/2021(e)	946	952	4.09%, 01/25/2018(e)	28	28
Engility Corp, Term Loan			CHS/Community Health Systems Inc, Term
5.75%, 08/04/2023(e)	1,456	1,466	Loan G
		$2,418	3.75%, 12/13/2019(e)	2,813	2,700
Entertainment - 0.66%			CHS/Community Health Systems Inc, Term
CCM Merger Inc, Term Loan B			Loan H
4.50%, 07/30/2021(e)	1,468	1,476	4.00%, 01/14/2021(e)	5,627	5,392
Delta 2 Lux Sarl, Term Loan B			DaVita HealthCare Partners Inc, Term Loan
7.75%, 07/29/2022(e)	2,250	2,227	B
Delta 2 Lux Sarl, Term Loan B3			3.50%, 06/24/2021(e)	1,683	1,691
4.75%, 07/30/2021(e)	5,368	5,337	Drumm Investors LLC, Term Loan
SGMS Escrow Corp, Term Loan B2			9.50%, 05/04/2018(e)	1,940	1,901
6.00%, 09/17/2021(e)	12,154	12,145	HCA Inc, Term Loan
William Morris Endeavor Entertainment LLC,			3.57%, 02/05/2024(e)	3,000	3,027
Term Loan B			3.77%, 03/01/2023(e)	3,226	3,263
5.25%, 05/06/2021(e)	2,207	2,209	Heartland Dental LLC, Term Loan
WMG Acquisition Corp, Term Loan B			5.50%, 12/21/2018(e)	2,914	2,894
3.75%, 07/07/2020(e)	992	988	IASIS Healthcare LLC, Term Loan B2
		$24,382	4.50%, 05/03/2018(e)	4,127	4,077
Environmental Control - 0.24%			MPH Acquisition Holdings LLC, Term Loan
			B
Advanced Disposal Services Inc, Term Loan			5.00%, 05/25/2023(e)	1,750	1,768
B2
3.75%, 10/09/2019(e)	6,702	6,692	Quorum Health Corp, Term Loan
Tervita Corp, Term Loan B			6.75%, 04/29/2022(e)	4,498	4,301
6.25%, 05/14/2018(e)	2,211	2,157	Select Medical Corp, Term Loan F
			6.00%, 03/03/2021(e)	964	970
		$8,849
Food- 0.91%					$32,257
AdvancePierre Foods Inc, Term Loan B			Holding Companies - Diversified - 0.28%
4.50%, 05/26/2023(e)	2,106	2,120	Emerald Expositions Holding Inc, Term Loan
Albertsons LLC, Term Loan B4			B
4.50%, 08/25/2021(e)	10,763	10,804	4.75%, 06/17/2020(e)	2,868	2,870
Albertsons LLC, Term Loan B6			MGOC Inc, Term Loan B
4.75%, 06/01/2023(e)	8,019	8,062	4.00%, 07/30/2020(e)	2,986	2,986
Pinnacle Foods Finance LLC, Term Loan G			Travelport Finance Luxembourg Sarl, Term
3.25%, 04/29/2020(e)	2,425	2,431	Loan B
			5.00%, 09/02/2021(e)	4,426	4,429
Pinnacle Foods Finance LLC, Term Loan H
3.25%, 04/29/2020(e)	486	487			$10,285
SUPERVALU Inc, Term Loan			Insurance - 0.11%
5.50%, 03/21/2019(e)	3,569	3,570	Alliant Holdings Intermediate LLC, Term
US Foods Inc, Term Loan B			Loan B
4.00%, 06/15/2023(e)	5,534	5,558	4.50%, 07/27/2022(e)	1,995	1,987
Wilton Brands LLC, Term Loan			HUB International Ltd, Term Loan B
8.50%, 08/22/2018(b),(e)	1,056	871	4.00%, 09/17/2020(e)	2,209	2,200
		$33,903			$4,187
Gas- 0.00%			Internet - 0.30%
Southcross Holdings Borrower LP, Term Loan			EIG Investors Corp, Term Loan B
B			6.48%, 11/09/2019(e)	2,077	1,956
4.50%, PIK 5.50%, 04/13/2023(b),(e),(g)	33	28	TIBCO Software Inc, Term Loan B
			6.50%, 11/25/2020(e)	4,597	4,480
Healthcare - Products - 0.76%			Uber Technologies Inc, Term Loan B
Alere Inc, Term Loan B			5.00%, 07/07/2023(e)	4,250	4,253
4.50%, 06/10/2022(e)	251	247

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)
Internet (continued)			Media (continued)
VFH Parent LLC, Term Loan B			iHeartCommunications Inc, Term Loan D-
5.25%, 11/05/2019(e)	$304	$304	EXT
Zayo Group LLC, Term Loan B			7.27%, 01/22/2019(e)	$21,205	$16,254
3.75%, 05/06/2021(e)	135	135	iHeartCommunications Inc, Term Loan E
		$11,128	8.02%, 07/30/2019(e)	2,986	2,282
Investment Companies - 0.01%			McGraw-Hill Global Education Holdings
New Millennium Holdco Inc, Term Loan			LLC, Term Loan
7.50%, 12/21/2020(b),(e)	1,153	548	5.00%, 05/02/2022(e)	2,500	2,511
			Mediacom Illinois LLC, Delay-Draw Term
Leisure Products & Services - 0.11%			Loan G-DD
Equinox Holdings Inc, Term Loan B			3.50%, 06/18/2021(e)	491	492
5.00%, 01/31/2020(e)	1,210	1,214	MTL Publishing LLC, Term Loan B3
Life Time Fitness Inc, Term Loan B			4.00%, 08/12/2022(e)	2,920	2,920
4.25%, 06/03/2022(e)	1,980	1,981	Springer Science+Business Media GmbH,
Sabre GLBL Inc, Term Loan B2			Term Loan B9
4.50%, 02/19/2019(e)	807	809	4.75%, 08/14/2020(e)	1,629	1,576
		$4,004	Tribune Media Co, Term Loan B
			3.75%, 12/27/2020(e)	4,137	4,145
Leisure Time - 0.04%
Planet Fitness, Term Loan			Virgin Media Investment Holdings Ltd, Term
4.50%, 03/26/2021(e)	1,237	1,244	Loan F
			3.65%, 06/07/2023(e)	904	904
Sabre GLBL Inc, Term Loan C
4.00%, 02/15/2018(e)	180	180	WideOpenWest Finance LLC, Term Loan
			0.00%, 08/18/2023(e),(h)	2,453	2,440
		$1,424
Lodging - 0.32%			Ziggo BV, Delay-Draw Term Loan B3-DD
			3.70%, 01/15/2022(e)	2,210	2,199
Boyd Gaming Corp, Term Loan
0.00%, 08/16/2023(e),(h)	1,830	1,837	Ziggo BV, Term Loan B1
			3.65%, 01/15/2022(e)	2,099	2,088
Boyd Gaming Corp, Term Loan B
4.00%, 08/07/2020(e)	1,830	1,834	Ziggo BV, Term Loan B2
			3.66%, 01/15/2022(e)	1,441	1,434
CityCenter Holdings LLC, Term Loan B
4.25%, 10/09/2020(e)	1,826	1,836			$61,805
Extended Stay America Inc, Term Loan			Mining - 0.15%
0.00%, 08/17/2023(e),(h)	2,500	2,505	Fairmount Santrol Inc, Term Loan B2
			0.00%, 09/05/2019(e),(h)	2,500	2,163
Hilton Worldwide Finance LLC, Term Loan
B1			FMG Resources August 2006 Pty Ltd, Term
3.50%, 09/23/2020(e)	268	269	Loan B
			3.75%, 06/30/2019(e)	3,285	3,265
Hilton Worldwide Finance LLC, Term Loan
B2					$5,428
2.74%, 10/26/2023(e)	2,743	2,755	Miscellaneous Manufacturers - 0.05%
Intrawest Operations Group LLC, Term Loan			Gates Global LLC, Term Loan B
B			4.25%, 06/11/2021(e)	2,027	1,994
5.00%, 11/26/2020(e)	1,039	1,043
		$12,079	Oil & Gas - 0.24%
Machinery - Construction & Mining - 0.02%			Drillships Financing Holding Inc, Term Loan
North American Lifting Holdings Inc, Term			B1
Loan			6.00%, 02/02/2021(e)	2,209	1,012
5.50%, 11/26/2020(e)	1,034	788	EP Energy LLC, Term Loan
			0.00%, 06/30/2021(e),(h)	160	157
Machinery - Diversified - 0.25%			EP Energy LLC, Term Loan B2
			0.00%, 04/30/2019(e),(h)	1,200	1,170
Gardner Denver Inc, Term Loan
4.25%, 07/23/2020(e)	3,747	3,553	EP Energy LLC, Term Loan B3
RBS Global Inc, Term Loan B			0.00%, 05/24/2018(e),(h)	1,500	1,466
4.00%, 05/14/2020(e)	2,319	2,318	Fieldwood Energy LLC, Term Loan
			8.00%, 08/31/2020(e)	1,346	1,117
Zebra Technologies Corp, Term Loan B
4.00%, 10/27/2021(e)	3,325	3,356	8.37%, 09/17/2020(e)	2,514	1,678
			8.38%, 09/20/2020(e)	914	329
		$9,227
Media- 1.66%			Fieldwood Energy LLC, Term Loan B
			3.88%, 09/28/2018(e)	1,664	1,418
Altice US Finance I Corp, Term Loan B
4.25%, 12/14/2022(e)	6,115	6,138	Seadrill Operating LP, Term Loan B
			4.00%, 02/12/2021(e)	1,065	511
Charter Communications Operating LLC,
Term Loan F					$8,858
3.00%, 01/19/2021(e)	2,992	2,994	Oil & Gas Services - 0.03%
			Seventy Seven Operating LLC, Term Loan B
Charter Communications Operating LLC,			3.75%, 06/17/2021(e)	1,188	1,034
Term Loan I
3.50%, 01/24/2023(e)	4,988	5,012
Cumulus Media Holdings Inc, Term Loan B			Packaging & Containers - 0.28%
4.25%, 12/18/2020(e)	8,436	5,856	BWAY Holding Co, Term Loan B
Gray Television Inc, Term Loan B			5.50%, 08/07/2020(e)	3,083	3,093
3.94%, 06/10/2021(e)	594	596	Reynolds Group Holdings Inc, Term Loan
			0.00%, 01/20/2023(e),(h)	7,000	7,007
Houghton Mifflin Harcourt Publishers Inc,
Term Loan B
4.00%, 05/11/2021(e)	1,980	1,964

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Packaging & Containers (continued)			Retail (continued)
SIG Combibloc PurchaseCo Sarl, Term Loan			Rite Aid Corp, Term Loan 2
B			4.88%, 06/11/2021(e)	$2,750	$2,754
4.25%, 02/03/2022(e)	$247	$247	Serta Simmons Bedding LLC, Term Loan B
		$10,347	4.25%, 10/01/2019(e)	664	666
Pharmaceuticals - 0.51%					$44,815
Catalent Pharma Solutions Inc, Term Loan B			Semiconductors - 0.53%
4.25%, 05/07/2021(e)	4,780	4,804	Avago Technologies Cayman Finance Ltd,
DPx Holdings BV, Term Loan B			Term Loan B3
4.25%, 01/22/2021(e)	2,207	2,197	3.51%, 02/01/2023(e)	7,620	7,685
Grifols Worldwide Operations USA Inc, Term			Cavium Inc, Term Loan
Loan B			3.75%, 08/10/2022(e)	3,000	3,008
3.44%, 03/05/2021(e)	816	822	Microsemi Corp, Term Loan B
PRA Holdings Inc, Term Loan			3.75%, 12/17/2022(e)	1,305	1,313
4.50%, 09/18/2020(e)	4,361	4,380	NXP BV, Term Loan B
Valeant Pharmaceuticals International Inc,			3.75%, 11/05/2020(e)	1,600	1,608
Term Loan BD2			NXP BV, Term Loan D
5.00%, 02/13/2019(e)	242	242	3.25%, 01/10/2020(e)	3,123	3,131
Valeant Pharmaceuticals International Inc,			ON Semiconductor Corp, Term Loan B
Term Loan BE1			5.25%, 03/31/2023(e)	2,750	2,784
5.25%, 06/26/2020(e)	4,415	4,407			$19,529
Valeant Pharmaceuticals International Inc,			Software - 1.41%
Term Loan BF1			Blackboard Inc, Term Loan B3
5.50%, 03/11/2022(e)	1,251	1,253	4.75%, 10/04/2018(e)	3,478	3,425
Vizient Inc, Term Loan B			BMC Software Finance Inc, Term Loan B
6.25%, 02/09/2023(e)	748	756	5.00%, 08/07/2020(e)	5,491	5,235
		$18,861	Cengage Learning Inc, Term Loan B
Real Estate - 0.11%			5.25%, 06/07/2023(e)	3,922	3,915
Capital Automotive LP, Term Loan			Change Healthcare Holdings Inc, Term Loan
6.00%, 04/18/2020(e)	1,861	1,869	B2
Capital Automotive LP, Term Loan B			3.75%, 11/02/2018(e)	3,117	3,114
4.00%, 04/05/2019(e)	765	767	Compuware Corp, Term Loan B2
Realogy Group LLC, Term Loan B			6.25%, 12/10/2021(e)	4,891	4,751
3.75%, 07/14/2022(e)	1,514	1,522	First Data Corp, Term Loan B
		$4,158	4.52%, 03/24/2021(e)	12,928	12,988
REITS- 0.22%			Genesys Telecommunications Laboratories
Communications Sales & Leasing Inc, Term			Inc, Term Loan
Loan B			4.50%, 11/04/2020(e)	1,950	1,945
5.00%, 10/14/2022(e)	7,414	7,414	Infor US Inc, Term Loan B5
Starwood Property Trust Inc, Term Loan B			3.75%, 06/03/2020(e)	3,126	3,090
3.50%, 04/17/2020(e)	717	716	Informatica LLC, Term Loan B
		$8,130	4.50%, 06/03/2022(e)	993	958
Retail - 1.21%			MA FinanceCo LLC, Term Loan B2
			4.50%, 11/20/2021(e)	348	348
1011778 BC ULC, Term Loan B2
3.75%, 12/10/2021(e)	10,195	10,233	MA FinanceCo LLC, Term Loan C
Academy Ltd, Term Loan B			4.50%, 10/07/2021(e)	525	526
5.00%, 06/16/2022(e)	1,429	1,394	Magic Newco LLC, Term Loan B
			5.00%, 12/02/2018(e)	2,181	2,188
Bass Pro Group LLC, Term Loan B
4.00%, 06/05/2020(e)	988	982	Sophia LP, Term Loan B
			4.75%, 09/22/2016(e)	5,091	5,093
Belk Inc, Term Loan B
5.75%, 11/18/2022(e)	1,990	1,739	SS&C European Holdings SARL, Term Loan
BJ's Wholesale Club Inc, Term Loan			B2
8.50%, 03/21/2020(e)	249	249	4.00%, 06/29/2022(e)	534	537
BJ's Wholesale Club Inc, Term Loan B			SS&C Technologies Inc, Term Loan B1
4.50%, 09/26/2019(e)	3,430	3,426	4.00%, 06/29/2022(e)	4,193	4,219
Dollar Tree Inc, Term Loan B1					$52,332
3.50%, 05/26/2022(e)	3,546	3,552	Telecommunications - 0.53%
Dollar Tree Inc, Term Loan B2			Avaya Inc, Term Loan B3
4.18%, 05/26/2022(e)	1,300	1,316	5.24%, 10/26/2017(e)	2,259	1,811
Gymboree Corp/The, Term Loan			Avaya Inc, Term Loan B6
0.00%, 02/23/2018(e),(h)	2,250	1,759	6.50%, 03/31/2018(e)	2,621	2,049
Hudson's Bay Co, Term Loan B			Avaya Inc, Term Loan B7
4.75%, 08/12/2022(e)	1,152	1,154	6.25%, 04/30/2020(e)	246	184
Jo-Ann Stores LLC, Term Loan			Cincinnati Bell Inc, Term Loan B
4.00%, 03/19/2018(e)	1,846	1,844	4.00%, 08/20/2020(e)	973	973
Michaels Stores Inc, Term Loan B			CommScope Inc, Term Loan B
3.75%, 01/24/2020(e)	1,032	1,036	3.75%, 12/29/2022(e)	615	617
Petco Animal Supplies Inc, Term Loan B1			FairPoint Communications Inc, Term Loan B
5.00%, 01/15/2023(e)	3,783	3,814	7.50%, 02/14/2019(e)	3,872	3,868
PetSmart Inc, Term Loan B			Intelsat Jackson Holdings SA, Term Loan B2
4.25%, 03/10/2022(e)	5,382	5,389	3.75%, 06/30/2019(e)	2,603	2,469
Rite Aid Corp, Term Loan 1			T-Mobile USA Inc, Term Loan B
5.75%, 07/07/2020(e)	3,500	3,508	3.50%, 11/03/2022(e)	1,791	1,802

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value(000	's)
				(a) Non-Income Producing Security
Telecommunications (continued)
				(b)	Security is Illiquid. At the end of the period, the value of these securities
UPC Financing Partnership, Term Loan AN				totaled $116,416 or 3.13% of net assets.
4.08%, 07/29/2024(e)	$6,000	$5,978

		$19,751		(c) Security exempt from registration under Rule 144A of the Securities Act of
				1933. These securities may be resold in transactions exempt from
Transportation - 0.14%				registration, normally to qualified institutional buyers. At the end of the
CEVA Group PLC, SYNTH LOC				period, the value of these securities totaled $45,186 or 1.22% of net assets.
6.50%, 03/19/2021(e)	371	296
				(d)	Fair value of these investments is determined in good faith by the Manager
CEVA Group PLC, Term Loan				under procedures established and periodically reviewed by the Board of
6.50%, 03/12/2021(e)	528	421		Directors. At the end of the period, the fair value of these securities totaled
6.50%, 03/19/2021(e)	66	52		$123 or 0.00% of net assets.

CEVA Intercompany BV, Term Loan				(e) Variable Rate. Rate shown is in effect at August 31, 2016.
6.50%, 03/19/2021(e)	383	305
				(f) Rate shown is the discount rate of the original purchase.
Commercial Barge Line Co, Term Loan B				(g)	Payment in kind; the issuer has the option of paying additional securities
9.75%, 11/06/2020(e)	988	943		in lieu of cash.

HGIM Corp, Term Loan B				(h)	This Senior Floating Rate Note will settle after August 31, 2016, at which
5.50%, 06/12/2020(e)	2,188	1,258		time the interest rate will be determined.

XPO Logistics Inc, Term Loan B
5.50%, 10/27/2021(e)	1,990	1,999		(i) Security or a portion of the security was pledged to cover margin
				requirements for futures contracts. At the end of the period, the value of
		$5,274		these securities totaled $20,043 or 0.54% of net assets.
TOTAL SENIOR FLOATING RATE INTERESTS		$592,133
U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - 18.74%	Amount (000's)	Value(000	's)
U.S. Treasury - 2.44%				Portfolio Summary (unaudited)
0.50%, 10/31/2017(e)	$10,000	$10,014		Sector	Percent
0.53%, 04/30/2018(e)	20,000	20,021		Government	27.40%
0.61%, 01/31/2018(e),(i)	21,000	21,045		Energy	14.82%
0.63%, 11/15/2016	8,000	8,005		Financial	14.29%
0.88%, 01/31/2017	31,400	31,459		Investment Companies	8.46%
		$90,544		Consumer, Non-cyclical	8.30%
U.S. Treasury Inflation-Indexed Obligations - 16.30%				Industrial	6.44%
0.13%, 04/15/2018	1,460	1,467		Basic Materials	6.31%
0.13%, 04/15/2019	48,271	48,699		Utilities	5.15%
0.13%, 04/15/2020	44,854	45,294		Consumer, Cyclical	4.02%
0.13%, 04/15/2021	34,674	35,031		Communications	2.86%
0.13%, 01/15/2022	14,070	14,200		Technology	2.38%
0.13%, 07/15/2022	20,532	20,763		Diversified	0.60%
0.13%, 01/15/2023	30,423	30,608		Purchased Options	0.05%
0.13%, 07/15/2024	40,104	40,281		Purchased Interest Rate Swaptions	0.03%
0.13%, 07/15/2026	16,577	16,615		Purchased Capped Options	0.00%
0.25%, 01/15/2025	19,499	19,683		Other Assets and Liabilities	(1.11)%
0.38%, 07/15/2023	21,630	22,191		TOTAL NET ASSETS	100.00%
0.38%, 07/15/2025	18,450	18,878
0.63%, 07/15/2021	25,253	26,225
0.63%, 01/15/2024	24,058	25,016
0.63%, 01/15/2026	38,726	40,402
0.63%, 02/15/2043	12,395	12,499
0.75%, 02/15/2042	13,602	14,086
0.75%, 02/15/2045	9,171	9,533
1.00%, 02/15/2046	5,483	6,113
1.13%, 01/15/2021	16,633	17,533
1.25%, 07/15/2020	4,864	5,152
1.38%, 01/15/2020	7,203	7,589
1.38%, 02/15/2044	12,772	15,246
1.75%, 01/15/2028	7,859	9,151
2.00%, 01/15/2026	5,463	6,364
2.13%, 02/15/2040	5,684	7,604
2.13%, 02/15/2041	19,282	26,033
2.38%, 01/15/2025	8,869	10,496
2.38%, 01/15/2027	7,151	8,699
2.50%, 01/15/2029	7,668	9,700
3.38%, 04/15/2032	5,478	8,015
3.63%, 04/15/2028	11,211	15,436
3.88%, 04/15/2029	7,723	11,093
		$605,695
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
		$696,239
TOTAL PURCHASED OPTIONS - 0.05%		$1,909
TOTAL PURCHASED CAPPED OPTIONS - 0.00%		$—
TOTAL PURCHASED INTEREST RATE SWAPTIONS -
0.03%		$1,178
Total Investments		$3,757,312
Other Assets and Liabilities - (1.11)%		$(41,124)
TOTAL NET ASSETS - 100.00%		$3,716,188

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Barclays Bank PLC	10/26/2016	AUD	8,517,105	$6,461	$6,391	$—	$(70)
Barclays Bank PLC	10/26/2016	CHF	6,656,733	6,978	6,793	—	(185)
Barclays Bank PLC	10/26/2016	CLP	2,173,112,600	3,242	3,181	—	(61)
Barclays Bank PLC	10/26/2016	GBP	4,706,000	6,212	6,186	—	(26)
Barclays Bank PLC	10/26/2016	JPY	1,378,821,040	13,600	13,360	—	(240)
Credit Suisse	09/06/2016	EUR	1,900,000	2,159	2,120	—	(39)
Deutsche Bank AG	09/02/2016	JPY	123,857,452	1,215	1,197	—	(18)
Deutsche Bank AG	09/06/2016	NZD	1,000,000	729	725	—	(4)
Deutsche Bank AG	09/09/2016	JPY	246,492,204	2,408	2,383	—	(25)
Deutsche Bank AG	10/26/2016	BRL	52,306,463	15,940	15,940	71	(71)
Deutsche Bank AG	10/26/2016	EUR	24,233,000	26,982	27,090	115	(7)
Deutsche Bank AG	10/26/2016	JPY	1,392,303,235	13,326	13,491	165	—
Deutsche Bank AG	10/26/2016	NOK	56,039,752	6,800	6,729	—	(71)
Goldman Sachs & Co	09/06/2016	EUR	2,000,000	2,236	2,231	—	(5)
HSBC Securities Inc	09/26/2016	JPY	104,651,564	1,017	1,013	—	(4)
JPMorgan Chase	10/26/2016	AUD	3,402	3	3	—	—
JPMorgan Chase	10/26/2016	CAD	8,540,000	6,556	6,515	—	(41)
JPMorgan Chase	10/26/2016	CHF	25,683,970	26,502	26,208	—	(294)
JPMorgan Chase	10/26/2016	CLP	8,955,802,500	13,506	13,110	—	(396)
JPMorgan Chase	10/26/2016	COP	15,895,680,000	5,440	5,296	—	(144)
JPMorgan Chase	10/26/2016	EUR	96,775,000	107,974	108,185	486	(275)
JPMorgan Chase	10/26/2016	GBP	12,509,000	16,712	16,443	—	(269)
JPMorgan Chase	10/26/2016	JPY	6,330,195,355	60,805	61,338	776	(243)
JPMorgan Chase	10/26/2016	KRW	22,622,720,400	20,296	20,277	100	(119)
JPMorgan Chase	10/26/2016	MXN	192,729,250	10,300	10,197	13	(116)
JPMorgan Chase	10/26/2016	NOK	113,247,698	13,607	13,600	91	(98)
JPMorgan Chase	10/26/2016	NZD	9,070,000	6,582	6,564	—	(18)
JPMorgan Chase	10/26/2016	RUB	2,142,345,331	32,180	32,344	271	(107)
JPMorgan Chase	10/26/2016	SEK	116,341,482	13,693	13,632	—	(61)
JPMorgan Chase	10/26/2016	TRY	16,156,327	5,440	5,400	—	(40)
JPMorgan Chase	10/26/2016	ZAR	81,208,500	6,000	5,469	—	(531)
Morgan Stanley & Co	09/06/2016	EUR	6,130,000	6,910	6,839	—	(71)
Morgan Stanley & Co	09/26/2016	EUR	915,000	1,019	1,022	3	—
Royal Bank of Scotland PLC	09/06/2016	NZD	4,450,000	3,219	3,228	9	—
Total						$2,100	$(3,649)
						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/06/2016	JPY	743,059,000	$7,106	$7,183	$—	$(77)
Barclays Bank PLC	10/05/2016	JPY	601,187,500	5,829	5,820	9	—
Barclays Bank PLC	10/26/2016	CHF	6,665,856	6,920	6,802	118	—
Barclays Bank PLC	10/26/2016	EUR	38,802,000	43,504	43,377	186	(59)
Barclays Bank PLC	10/26/2016	GBP	5,073,000	6,707	6,668	39	—
Barclays Bank PLC	10/26/2016	JPY	2,091,791,237	20,409	20,268	205	(64)
Barclays Bank PLC	10/26/2016	MXN	63,282,922	3,399	3,348	51	—
Citigroup Inc	09/06/2016	EUR	25,000	28	28	—	—
Citigroup Inc	10/05/2016	NZD	5,009,000	3,623	3,628	—	(5)
Credit Suisse	09/06/2016	EUR	40,000	45	45	—	—
Deutsche Bank AG	10/26/2016	BRL	35,296,204	10,662	10,756	34	(128)
Deutsche Bank AG	10/26/2016	EUR	3,242,000	3,601	3,624	—	(23)
Deutsche Bank AG	10/26/2016	JPY	1,049,326,872	9,939	10,168	—	(229)
Deutsche Bank AG	10/26/2016	KRW	15,090,560,000	13,600	13,526	74	—
Deutsche Bank AG	10/26/2016	MXN	63,427,024	3,400	3,356	44	—
HSBC Securities Inc	09/09/2016	JPY	306,865,504	3,040	2,967	73	—
HSBC Securities Inc	09/26/2016	EUR	920,000	1,016	1,027	—	(11)
JPMorgan Chase	10/26/2016	AUD	8,570,000	6,485	6,431	54	—
JPMorgan Chase	10/26/2016	BRL	11,451,231	3,399	3,490	—	(91)
JPMorgan Chase	10/26/2016	CAD	8,512,393	6,538	6,494	44	—
JPMorgan Chase	10/26/2016	CHF	25,653,323	26,271	26,177	94	—
JPMorgan Chase	10/26/2016	CLP	11,215,952,872	16,998	16,419	579	—
JPMorgan Chase	10/26/2016	EUR	84,833,546	94,481	94,836	27	(382)
JPMorgan Chase	10/26/2016	GBP	22,391,385	29,523	29,433	244	(154)
JPMorgan Chase	10/26/2016	JPY	6,700,349,009	64,766	64,925	352	(511)
JPMorgan Chase	10/26/2016	KRW	7,568,223,160	6,594	6,784	—	(190)
JPMorgan Chase	10/26/2016	MXN	65,738,402	3,586	3,478	108	—
JPMorgan Chase	10/26/2016	NOK	113,294,782	13,600	13,605	8	(13)
JPMorgan Chase	10/26/2016	NZD	18,005,000	12,800	13,030	—	(230)
JPMorgan Chase	10/26/2016	RUB	2,147,829,109	32,421	32,427	184	(190)
JPMorgan Chase	10/26/2016	SEK	57,873,705	6,800	6,781	19	—
JPMorgan Chase	10/26/2016	TRY	16,129,256	5,430	5,391	39	—
JPMorgan Chase	10/26/2016	ZAR	83,747,041	5,840	5,640	200	—
Morgan Stanley & Co	09/06/2016	JPY	743,059,000	7,099	7,183	—	(84)
Morgan Stanley & Co	09/26/2016	JPY	104,212,424	1,019	1,008	11	—

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

Foreign Currency Contracts (continued)

					Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value		Asset	Liability
RBC Dominion Securities	10/05/2016	EUR	9,730,000	$10,854	$10,868	$	— $	(14)
Royal Bank of Scotland PLC	09/06/2016	EUR	19,736,000	21,976	22,018		—	(42)
Standard Chartered Bank, Hong Kong	09/06/2016	NZD	11,029,000	7,826	8,001		—	(175)
UBS AG	10/05/2016	JPY	601,187,500	5,864	5,820		44	—
Total							$2,840	$(2,672)

Amounts in thousands except contracts

Futures Contracts

								Unrealized
Type	Long/Short		Contracts	Notional Value			Fair Value	Appreciation/(Depreciation)
90 Day Eurodollar; December 2017		Long	252	$62,392			$62,294	$(98)
90 Day Eurodollar; December 2018		Short	252	62,313			62,216	97
Brent Crude; December 2016		Long	305	14,000			14,417	417
Brent Crude; March 2017		Long	246	12,728			11,934	(794)
Brent Crude; November 2016		Long	63	3,011			2,954	(57)
Coffee 'C'; December 2016		Long	143	7,637			7,886	249
Copper; December 2016		Long	413	22,565			21,450	(1,115)
Corn; December 2016		Long	1,177	20,519			18,567	(1,952)
Cotton No.2; December 2016		Long	134	4,324			4,394	70
Cotton No.2; July 2017		Long	2	76			66	(10)
Euro Bund 10 Year Bund; September 2016		Short	50	9,218			9,335	(117)
Euro-Bobl 5 Year; September 2016		Short	3	444			447	(3)
Euro-BTP; September 2016		Short	63	9,996			10,225	(229)
Gasoline RBOB; December 2016		Long	22	1,177			1,213	36
Gasoline RBOB; November 2016		Long	188	10,738			10,443	(295)
Gold 100 oz; December 2016		Long	294	37,127			38,555	1,428
Japan 10 Year Bond TSE; September 2016		Short	11	16,201			16,097	104
KC HRW Wheat; December 2016		Long	141	3,075			2,802	(273)
Lean Hogs; December 2016		Long	50	1,257			1,151	(106)
Lean Hogs; October 2016		Long	188	5,207			4,726	(481)
Live Cattle; December 2016		Long	19	915			824	(91)
Live Cattle; June 2017		Long	23	967			932	(35)
Live Cattle; October 2016		Long	143	6,479			6,096	(383)
LME Nickel; December 2016		Long	128	6,873			7,507	634
LME PRI Alum; December 2016		Long	353	13,776			14,268	492
LME Zinc; December 2016		Long	137	6,096			7,928	1,832
LME Zinc; December 2017		Long	47	2,645			2,706	61
Natural Gas; January 2017		Long	209	6,863			6,951	88
Natural Gas; November 2016		Long	834	24,425			25,045	620
NY Harb ULSD; November 2016		Long	235	13,830			14,261	431
Silver; December 2016		Long	169	13,745			15,807	2,062
Soybean Meal; December 2016		Long	244	8,585			7,484	(1,101)
Soybean Meal; March 2017		Long	53	1,968			1,610	(358)
Soybean Oil; December 2016		Long	446	8,750			8,796	46
Soybean; November 2016		Long	373	19,499			17,587	(1,912)
Sugar #11; July 2017		Long	107	2,324			2,335	11
Sugar #11; October 2016		Long	528	10,827			11,863	1,036
US 10 Year Note; December 2016		Long	97	12,687			12,700	13
US 10 Year Ultra Note; December 2016		Short	51	7,362			7,363	(1)
US 2 Year Note; December 2016		Short	249	54,370			54,360	10
US 5 Year Note; December 2016		Long	361	43,721			43,771	50
US Long Bond; December 2016		Short	98	16,674			16,697	(23)
US Ultra Bond; December 2016		Short	31	5,798			5,811	(13)
Wheat; December 2016		Long	403	8,779			7,823	(956)
WTI Crude; December 2016		Short	284	14,054			13,038	1,016
WTI Crude; June 2017		Long	284	14,784			13,785	(999)
WTI Crude; November 2016		Long	600	26,923			27,186	263
Total								$(336)
Amounts in thousands except contracts

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

Interest Rate Swaps

		(Pay)/
		Receive					Upfront
		Floating	Fixed	Expiration	Notional		Premiums	Unrealized				Fair Value
Counterparty (Issuer)	Floating Rate Index	Rate	Rate	Date		Amount	Paid/(Received)	Appreciation/(Depreciation)				Asset	Liability
Barclays Bank PLC	US CPI Urban	Receive	2.07%	03/10/2018		$7,960	$—	$			126	$126	$—
	Consumers
	NAS(CPURNSA)
Deutsche Bank AG	Eurostat Eurozone	Pay	1.04%	01/18/2026	EUR	1,100	—				—	—	—
	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank AG	Eurostat Eurozone	Receive	0.76%	01/18/2021		3,137	—				—	—	—
	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank AG	Eurostat Eurozone	Receive	0.77%	01/18/2021		1,100	—				3	3	—
	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank AG	Eurostat Eurozone	Pay	1.18%	01/18/2026		3,137	—				64	64	—
	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank AG	Eurostat Eurozone	Receive	0.74%	01/18/2021		3,137	—				3	3	—
	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank AG	Eurostat Eurozone	Pay	1.18%	01/18/2026		3,137	—				63	63	—
	HICP Ex Tobacco
	Unrevised Series
	NSA
Total							$—	$			259	$259	$—

Amounts in thousands

Exchange Cleared Interest Rate Swaps

		(Pay)/
		Receive					Upfront
		Floating	Fixed	Expiration	Notional		Premiums	Unrealized
	Floating Rate Index	Rate	Rate	Date		Amount	Paid/(Received)	Appreciation/(Depreciation)				Fair Value
	3 Month LIBOR	Receive	1.80%	08/19/2046		$2,083	$—	$			(39)		$(39)
	3 Month LIBOR	Receive	1.13%	02/28/2021	21,300		1				72		73
	3 Month LIBOR	Receive	1.73%	08/31/2046		2,500	—				(2)		(2)
	US Federal Funds	Receive	0.78%	02/28/2021		6,930	—				12
	Effective Rate
	(continuous series)												12
Total							$1	$			43		$44

Amounts in thousands

Interest Rate Swaptions

			Pay/
			Receive					Upfront
Purchased Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional		Premiums		Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date		Amount	Paid/(Received)		Value		Appreciation/(Depreciation)
Call - 30 Year Interest	Barclays Bank PLC	3 Month	Pay	2.68% 01/13/2021 $			665	$135		$180	$		45
Rate Swap		LIBOR
Call - 30 Year Interest	Deutsche Bank AG	3 Month	Pay	2.68% 01/13/2021			2,900	352		781			429
Rate Swap		LIBOR
Put - 30 Year Interest	Barclays Bank PLC	3 Month	Receive	4.00% 11/22/2017			3,100	141		3			(138)
Rate Swap		LIBOR
Put - 30 Year Interest	Barclays Bank PLC	3 Month	Receive	2.68% 01/13/2021			665	61		40			(21)
Rate Swap		LIBOR
Put - 30 Year Interest	Deutsche Bank AG	3 Month	Receive	2.68% 01/13/2021			2,900	388		174			(214)
Rate Swap		LIBOR
Total								$1,077		$1,178	$		101

			Pay/
			Receive					Upfront
Written Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional		Premiums			Fair	Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date		Amount	Paid/(Received)			Value	Appreciation/(Depreciation)
Call - 2 Year Interest	Barclays Bank PLC	3 Month	Receive	0.90%	06/08/2018		$2,500	$(13	) $	(11	) $		2
Rate Swap		LIBOR
See accompanying notes.				103

			Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

Interest Rate Swaptions (continued)

				Pay/
			Receive						Upfront
Written Swaptions		Floating Rate		Floating	Exercise	Expiration		Notional	Premiums			Fair			Unrealized
Outstanding	Counterparty (Issuer)	Index		Rate	Rate	Date		Amount	Paid/(Received)			Value			Appreciation/(Depreciation)
Call - 2 Year Interest	Deutsche Bank AG	3 Month	Receive		0.90% 06/08/2018 $			30,200		$(150	) $	(130)			$20
Rate Swap		LIBOR
Put - 2 Year Interest	Barclays Bank PLC	3 Month		Pay	1.90% 06/08/2018			2,500		(8)			(6)		2
Rate Swap		LIBOR
Put - 2 Year Interest	Deutsche Bank AG	3 Month		Pay	1.90% 06/08/2018			30,200		(128)			(79)		49
Rate Swap		LIBOR
Put - 5 Year Interest	Barclays Bank PLC	3 Month		Pay	2.10% 01/13/2017			4,275		(5)			(2)		3
Rate Swap		LIBOR
Put - 5 Year Interest	Deutsche Bank AG	3 Month		Pay	2.10% 01/13/2017			18,600		(174)			(9)		165
Rate Swap		LIBOR
Put - 5 Year Interest	Deutsche Bank AG	3 Month		Pay	2.10% 01/13/2017			2,790		(20)			(1)		19
Rate Swap		LIBOR
Total										$(498	) $	(238		) $	260

Amounts in thousands

Options

							Upfront Premiums								Unrealized
Purchased Options Outstanding		Exercise Price		Expiration Date		Contracts		Paid/(Received)		Fair Value			Appreciation/(Depreciation)
Call - EUR versus GBP		EUR	0.94	10/10/2016		793,000	$	90				$—	$		(90)
Call - EUR versus USD		EUR	1.15	03/09/2017		29,800,000		1,064		498					(566)
Call - USD versus CAD		$	1.32	11/04/2016		13,290,000		224		175					(49)
Call - USD versus CAD		$	1.42	11/04/2016		13,290,000		58				10			(48)
Call - USD versus MXN		$	19.87	11/04/2016		13,290,000		165		100					(65)
Call - USD versus MXN		$	18.29	11/04/2016		13,290,000		431		575					144
Call - USD versus ZAR		$	15.38	09/05/2016		802,000		76				18			(58)
Put - 90 Day Eurodollar Future; September 2017 $			98.25	09/19/2016		535		30				4			(26)
Put - 90 Day Eurodollar Future; September 2017 $			98.75	09/19/2016		535		103				14			(89)
Put - CHF versus NOK		CHF	8.20	02/20/2017		5,890,000		49				52			3
Put - CHF versus NOK		CHF	8.00	02/15/2017		5,890,000		43				25			(18)
Put - EUR versus GBP Digital Knockout		EUR	0.73	10/27/2016		500,000		68				—			(68)
Put - EUR versus GBP Digital Knockout		EUR	0.73	10/27/2016		2,397,000		325				1			(324)
Put - EUR versus USD		EUR	1.09	11/04/2016		11,700,000		196				58			(138)
Put - EUR versus USD		EUR	1.02	11/04/2016		11,700,000		44				4			(40)
Put - GBP versus USD Digital Knockout		$	1.18	11/01/2016		1,087,000		95				14			(81)
Put - US 10 Year Note Future; December 2016			$128.50	11/28/2016		434		215		203					(12)
Put - US Long Bond Future; December 2016			$168.00	09/26/2016		65		67				56			(11)
Put - USD versus JPY		$	96.00	02/01/2017		810,000		91				83			(8)
Put - USD versus MXN		$	17.10	11/01/2016		785,000		78				17			(61)
Put - USD versus NOK		$	7.70	11/01/2016		810,000		78				2			(76)
Put - USD versus SEK		$	7.92	11/04/2016		810,000		72				—			(72)
Total							$	3,662		$1,909			$		(1,753)

							Upfront Premiums								Unrealized
Written Options Outstanding		Exercise Price		Expiration Date		Contracts		Paid/(Received)		Fair Value			Appreciation/(Depreciation)
Call - USD versus CAD		$	1.37	11/04/2016		26,575,000	$	(229)				$(89)	$		140
Call - USD versus MXN		$	19.00	11/04/2016		26,575,000		(544)		(562)					(18)
Put - 90 Day Eurodollar Future; September 2016 $			98.88	09/19/2016		628		(93)		(180)					(87)
Put - 90 Day Eurodollar Future; September 2017 $			98.50	09/19/2016		1,103		(94)				(7)			87
Put - EUR versus USD		EUR	1.06	11/04/2016		23,400,000		(214)				(33)			181
Total								$(1,174)		$(871)			$		303

Amounts in thousands except contracts

Purchased Capped Options

									Upfront
	Counterparty	Strike			Expiration			Notional	Premiums						Unrealized
Description	(Issuer)	Rate	Floating Rate		Date			Amount	Paid/(Received)			Fair Value			Appreciation/(Depreciation)
Cap - US CPI Urban	Deutsche Bank AG	2.00%	Max(0, USCPIU-		11/07/2016			$11,715	$11	$			—		$(11)
Consumers NAS				2%)
Cap - US CPI Urban	Deutsche Bank AG	2.00%	Max(0, USCPIU-		11/11/2016			4,695	5				—		(5)
Consumers NAS				2%)
Total								$	16	$			—		$(16)

Amounts in thousands

See accompanying notes.

Schedule of Investments
Dynamic High Yield Explorer Fund
August 31, 2016

COMMON STOCKS - 0.12%	Shares Held	Value(000's)		Principal
Forest Products & Paper - 0.12%			BONDS (continued)	Amount (000's)	Value(000's)
Verso Corp (a)	2,657	$17	Transportation - 1.55%
			Eletson Holdings Inc
TOTAL COMMON STOCKS		$17	9.63%, 01/15/2022(b)	$300	$219
INVESTMENT COMPANIES - 16.79%	Shares Held	Value(000's)
Money Market Funds - 14.33%			TOTAL BONDS		$3,110
BlackRock Liquidity Funds FedFund Portfolio	2,030,364	2,030	SENIOR FLOATING RATE INTERESTS -	Principal
			71.48%	Amount (000's)	Value(000's)
Exchange Traded Funds - 2.46%			Aerospace & Defense - 1.62%
PowerShares Senior Loan Portfolio	15,000	349	B/E Aerospace Inc, Term Loan B
			3.75%, 12/16/2021(c)	$228	$230
TOTAL INVESTMENT COMPANIES		$2,379
	Principal		Automobile Manufacturers - 0.69%
BONDS- 21.96%	Amount (000's)	Value(000's)	Navistar Inc, Term Loan B
			6.50%, 08/06/2020(c)	104	98
Banks- 0.95%
Popular Inc
7.00%, 07/01/2019	$130	$134	Chemicals - 5.77%
			A Schulman Inc, Term Loan B
			4.19%, 05/11/2022(c)	133	133
Chemicals - 0.95%
Consolidated Energy Finance SA			Aruba Investments Inc, Term Loan B
6.75%, 10/15/2019(b)	140	135	4.50%, 02/02/2022(c)	69	69
			Emerald Performance Materials LLC, Term
Diversified Financial Services - 0.90%			Loan
			7.75%, 07/22/2022(c)	265	259
Navient Corp
5.88%, 03/25/2021	125	127	Ineos US Finance LLC, Term Loan B
			3.75%, 12/15/2020(c)	210	210
			Methanol Holdings Trinidad Ltd, Term Loan
Healthcare - Products - 0.78%			B
Universal Hospital Services Inc			4.25%, 06/16/2022(c)	149	146
7.63%, 08/15/2020	115	110
					$817
Insurance - 1.52%			Consumer Products - 1.45%
Voya Financial Inc			Dell International LLC, Term Loan B
5.65%, 05/15/2053(c)	215	215	0.00%, 06/02/2023(c),(f)	205	206

Media- 1.08%			Diversified Financial Services - 1.91%
WideOpenWest Finance LLC /			Delos Finance Sarl, Term Loan B
WideOpenWest Capital Corp			3.50%, 02/26/2021(c)	270	271
10.25%, 07/15/2019 (d)	145	153
			Electric - 1.16%
Metal Fabrication & Hardware - 2.22%			Dynegy Inc, Term Loan C
Wise Metals Intermediate Holdings LLC/Wise			5.00%, 06/22/2023(c)	165	165
Holdings Finance Corp
9.75%, PIK 10.50%, 06/15/2019 (b),(e)	379	315	Entertainment - 5.44%
			CCM Merger Inc, Term Loan B
			4.50%, 07/30/2021(c)	190	191
Mining - 1.09%
Teck Resources Ltd			Eldorado Resorts Inc, Term Loan B
3.75%, 02/01/2023	180	154	4.25%, 07/15/2022(c)	202	202
			Lions Gate Entertainment Corp, Term Loan
Oil & Gas - 4.91%			B
Continental Resources Inc/OK			5.00%, 03/11/2022(c)	270	274
4.50%, 04/15/2023	180	170	WMG Acquisition Corp, Term Loan B
Halcon Resources Corp			3.75%, 07/07/2020(c)	104	104
8.63%, 02/01/2020(b)	255	242			$771
QEP Resources Inc			Food- 4.19%
6.80%, 04/01/2018	95	96	B&G Foods Inc, Term Loan B
Whiting Petroleum Corp			3.75%, 10/21/2022(c)	303	304
5.75%, 03/15/2021	210	188	JBS USA LLC, Term Loan B
		$696	4.00%, 08/18/2022(c)	139	139
Pipelines - 0.26%			Pinnacle Foods Finance LLC, Term Loan I
Tesoro Logistics LP / Tesoro Logistics			3.27%, 01/13/2023(c)	149	150
Finance Corp					$593
6.38%, 05/01/2024	35	37	Forest Products & Paper - 1.48%
			Caraustar Industries Inc, Term Loan B
Retail - 0.93%			8.00%, 05/01/2019(c)	208	209
Landry's Holdings II Inc
10.25%, 01/01/2018 (b)	130	132	Healthcare - Products - 3.09%
			Kinetic Concepts Inc, Term Loan F1
Telecommunications - 4.82%			5.00%, 11/04/2020(c)	208	209
Frontier Communications Corp			Mallinckrodt International Finance SA, Term
11.00%, 09/15/2025	165	178	Loan B
Wind Acquisition Finance SA			3.25%, 03/19/2021(c)	228	228
4.75%, 07/15/2020(b)	295	299			$437
7.38%, 04/23/2021(b)	200	206
		$683

See accompanying notes.

Schedule of Investments
Dynamic High Yield Explorer Fund
August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)
Healthcare - Services - 6.14%			Pharmaceuticals (continued)
Acadia Healthcare Co Inc, Term Loan B2			Endo Luxembourg Finance Co I Sarl, Term
4.50%, 02/04/2023(c)	$294	$295	Loan B
Lantheus Medical Imaging Inc, Term Loan B			3.75%, 06/24/2022(c)	$134	$133
0.00%, 06/24/2022(c),(f)	187	178	Grifols Worldwide Operations USA Inc, Term
MPH Acquisition Holdings LLC, Term Loan			Loan B
B			3.44%, 03/05/2021(c)	171	173
5.00%, 05/25/2023(c)	280	283	Valeant Pharmaceuticals International Inc,
Radnet Management Inc, Term Loan B			Term Loan BD2
4.77%, 06/30/2023(c)	115	114	5.00%, 02/13/2019(c)	194	194
		$870	Valeant Pharmaceuticals International Inc,
Insurance - 2.32%			Term Loan BF1
Asurion LLC, Term Loan			5.50%, 04/01/2022(c)	95	95
8.50%, 02/19/2021(c)	85	85			$741
Lonestar Intermediate Super Holdings LLC,			REITS - 2.89%
PIK Term Loan			iStar Inc, Term Loan B
0.00%, PIK 0.75%, 08/10/2021(c),(e),(f)	245	244	5.50%, 07/01/2020(c)	266	268
		$329	MGM Growth Properties Operating
Internet - 0.99%			Partnership LP, Term Loan B
Zayo Group LLC, Term Loan B			4.00%, 04/07/2023(c)	140	141
0.00%, 05/06/2021(c),(f)	140	140			$409
			Retail - 7.43%
Investment Companies - 1.33%			Academy Ltd, Term Loan B
Frank Russell Co, Term Loan B			5.00%, 06/16/2022(c)	105	103
6.75%, 05/10/2023(c)	200	188	Dollar Tree Inc, Term Loan B2
			4.18%, 07/06/2022(c)	205	207
Lodging - 0.92%			JC Penney Corp Inc, Term Loan B
Hilton Worldwide Finance LLC, Term Loan			5.25%, 06/09/2023(c)	160	161
B1			KFC Holding Co, Term Loan B
3.50%, 09/23/2020(c)	12	12	3.26%, 06/02/2023(c)	205	206
Hilton Worldwide Finance LLC, Term Loan			Michaels Stores Inc, Term Loan B2
B2			4.00%, 01/20/2028(c)	132	133
3.10%, 10/25/2023(c)	118	119	PetSmart Inc, Term Loan B
		$131	4.25%, 03/11/2022(c)	243	243
Media- 2.24%					$1,053
SFR Group SA, Term Loan B			Semiconductors - 3.23%
5.00%, 01/08/2024(c)	170	170	Avago Technologies Cayman Finance Ltd,
Univision Communications Inc, Term Loan			Term Loan B3
C4			3.51%, 02/01/2023(c)	279	282
4.00%, 03/01/2020(c)	147	147	NXP BV, Term Loan B
		$317	3.75%, 11/05/2020(c)	174	175
Mining - 2.26%					$457
FMG Resources August 2006 Pty Ltd, Term			Software - 0.67%
Loan B			Evergreen Skills Lux Sarl, Term Loan
3.75%, 06/30/2019(c)	322	320	3.75%, 04/08/2021(c)	95	95

Oil & Gas - 4.06%			TOTAL SENIOR FLOATING RATE INTERESTS		$10,126
California Resources Corp, Term Loan			Total Investments		$15,632
0.00%, 12/31/2021(c),(f)	30	31	Other Assets and Liabilities - (10.35)%		$(1,466)
Chesapeake Energy Corp, Term Loan			TOTAL NET ASSETS - 100.00%		$14,166
0.00%, 08/17/2021(c),(f)	310	320
Drillships Financing Holding Inc, Term Loan			(a) Non-Income Producing Security
B1			(b)	Security exempt from registration under Rule 144A of the Securities Act of
6.00%, 03/31/2021(c)	111	51	1933. These securities may be resold in transactions exempt from
EP Energy LLC			registration, normally to qualified institutional buyers. At the end of the
9.75%, 06/30/2021(c)	135	133	period, the value of these securities totaled $1,548 or 10.93% of net assets.
Seadrill Operating LP, Term Loan B			(c)	Variable Rate. Rate shown is in effect at August 31, 2016.
4.00%, 02/12/2021(c)	83	40	(d)	Security is Illiquid. At the end of the period, the value of these securities
			totaled $153 or 1.08% of net assets.
		$575
			(e)	Payment in kind; the issuer has the option of paying additional securities
Oil & Gas Services - 2.44%			in lieu of cash.

Navios Maritime Midstream Partners LP,			(f)	This Senior Floating Rate Note will settle after August 31, 2016, at which
Term Loan B			time the interest rate will be determined.
5.50%, 06/15/2020(c)	356	346

Packaging & Containers - 2.53%
Berry Plastics Group Inc, Term Loan H
3.75%, 10/01/2022(c)	193	193
Coveris Holdings SA, Term Loan B
0.00%, 05/08/2019(c),(f)	165	165
		$358
Pharmaceuticals - 5.23%
DPx Holdings BV, Term Loan B
4.25%, 01/22/2021(c)	147	146

See accompanying notes.

Schedule of Investments
Dynamic High Yield Explorer Fund
August 31, 2016

Portfolio Summary (unaudited)
Sector	Percent
Consumer, Non-cyclical	20.87%
Consumer, Cyclical	15.43%
Investment Companies	14.33%
Financial	11.81%
Energy	11.68%
Basic Materials	11.67%
Communications	9.13%
Industrial	7.92%
Technology	3.89%
Exchange Traded Funds	2.46%
Utilities	1.16%
Other Assets and Liabilities	(10.35)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS - 38.66%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.04%				Automobile Parts & Equipment (continued)
Gendai Agency Inc	6,600	$37		Toyoda Gosei Co Ltd	21,800	$503
Interpublic Group of Cos Inc/The (a)	35,825	829		Toyota Industries Corp	2,965	142
Relia Inc	11,300	107				$13,699
		$973		Banks - 1.83%
Aerospace & Defense - 0.37%				ABN AMRO Group NV (c)	8,541	176
AAR Corp (a)	21,210	522		Banca Monte dei Paschi di Siena SpA (b)	311,057	84
Cobham PLC	583,785	1,239		Banco Bilbao Vizcaya Argentaria SA	5,668	35
General Dynamics Corp (a)	10,420	1,586		Banco Popolare SC	22,375	56
Harris Corp (a)	4,870	453		Banco Santander SA	11,728	53
IHI Corp	193,630	593		Bank of America Corp	258,274	4,169
Jamco Corp	5,700	106		Bank of New York Mellon Corp/The (a)	46,080	1,920
Leonardo-Finmeccanica SpA (b)	104,446	1,192		Bankinter SA	29,371	216
Lockheed Martin Corp	6,513	1,583		BNP Paribas SA	22,869	1,168
MTU Aero Engines AG	813	83		Cardinal Financial Corp	2,562	69
Rockwell Collins Inc (a)	6,978	584		Citigroup Inc	120,358	5,746
Saab AB	2,337	80		Commerzbank AG	44,658	313
TransDigm Group Inc (b)	3,202	913		Cullen/Frost Bankers Inc	3,035	221
Triumph Group Inc (a)	10,920	348		Danske Bank A/S	8,833	259
Ultra Electronics Holdings PLC	35,609	790		Eighteenth Bank Ltd/The	16,000	49
		$10,072		Eurobank Ergasias SA (b)	143,963	86
				Fifth Third Bancorp (a)	115,020	2,319
Agriculture - 0.19%
Altria Group Inc (a)	14,940	987		First Citizens BancShares Inc/NC	2,032	579
				First Midwest Bancorp Inc/IL (a)	46,011	900
Archer-Daniels-Midland Co	20,660	904
				First NBC Bank Holding Co (b)	7,828	102
Japan Tobacco Inc	3,750	145
Philip Morris International Inc (a)	26,450	2,643		First Republic Bank/CA	15,968	1,229
Swedish Match AB	16,748	597		Goldman Sachs Group Inc/The	20,261	3,433
				Hope Bancorp Inc (a)	100,766	1,733
		$5,276
				Huntington Bancshares Inc/OH (a)	1,897	19
Airlines - 0.11%
American Airlines Group Inc (a)	17,473	634		Intesa Sanpaolo SpA	69,252	165
Delta Air Lines Inc	12,442	457		Jyske Bank A/S	1,057	51
SkyWest Inc (a)	14,773	417		KBC Group NV	1,611	96
Spirit Airlines Inc (b)	22,759	910		M&T Bank Corp	28,469	3,369
United Continental Holdings Inc (b)	7,094	358		Mediobanca SpA	48,415	360
Virgin America Inc (b)	5,429	303		Mitsubishi UFJ Financial Group Inc	334,458	1,842
		$3,079		Mizuho Financial Group Inc	484,200	844
				Morgan Stanley	90,707	2,908
Apparel - 0.16%				OFG Bancorp (a)	44,909	490
Adidas AG	450	75
				Oita Bank Ltd/The	35,000	114
Moncler SpA	4,534	75		PNC Financial Services Group Inc/The (a)	62,852	5,663
NIKE Inc	55,952	3,225
Ralph Lauren Corp (a)	9,888	1,025		PrivateBancorp Inc	13,216	607
				Prosperity Bancshares Inc (a)	7,440	413
Sanyo Shokai Ltd	81,000	128		Regions Financial Corp (a)	47,480	473
		$4,528
				Shinsei Bank Ltd	163,000	260
Automobile Manufacturers - 0.33%				State Street Corp (a)	20,190	1,418
Fiat Chrysler Automobiles NV	72,455	501
Ford Motor Co (a)	189,930	2,393		Sumitomo Mitsui Financial Group Inc	30,200	1,056
				Synovus Financial Corp (a)	22,960	760
General Motors Co (a)	54,060	1,726
				Talmer Bancorp Inc	23,323	542
Hino Motors Ltd	40,430	449		TCF Financial Corp (a)	39,990	586
Honda Motor Co Ltd	40,000	1,232		Texas Capital Bancshares Inc (a),(b)	14,930	784
Isuzu Motors Ltd	10,310	119		Tochigi Bank Ltd/The	26,000	104
Mitsubishi Motors Corp	70,800	324		Tokyo TY Financial Group Inc	8,023	236
Nissan Motor Co Ltd	31,600	310		UBS Group AG	78,403	1,136
PACCAR Inc	28,393	1,699		US Bancorp (a)	8,610	380
Suzuki Motor Corp	6,250	208		Wells Fargo & Co (a)	6,183	314
		$8,961		Yadkin Financial Corp	14,229	371
Automobile Parts & Equipment - 0.50%				Yamanashi Chuo Bank Ltd/The	28,000	118
Aisan Industry Co Ltd	25,400	197				$50,394
Allison Transmission Holdings Inc	55,325	1,535
				Beverages - 0.75%
Daikyonishikawa Corp	30,080	323		Carlsberg A/S	2,042	192
Delphi Automotive PLC	34,324	2,425		Coca-Cola Co/The (a)	133,923	5,816
Exedy Corp	14,500	360		Coca-Cola European Partners PLC	29,181	1,122
Georg Fischer AG	150	121		Davide Campari-Milano SpA	4,400	48
Hella KGaA Hueck & Co	5,161	209		Dr Pepper Snapple Group Inc (a)	9,042	847
Keihin Corp	27,000	415
Mobileye NV (b)	38,111	1,863		Heineken NV	64,170	5,747
Motorcar Parts of America Inc (a),(b)	13,510	384		Molson Coors Brewing Co	8,404	860
				Monster Beverage Corp (b)	23,147	3,562
NGK Insulators Ltd	13,340	290		PepsiCo Inc (a)	24,064	2,569
NGK Spark Plug Co Ltd	34,580	649
						$20,763
Nissin Kogyo Co Ltd	24,100	351
				Biotechnology - 0.93%
NOK Corp	24,900	507		Alder Biopharmaceuticals Inc (b)	9,859	325
Rheinmetall AG	19,341	1,396		Alexion Pharmaceuticals Inc (b)	3,220	405
Sumitomo Electric Industries Ltd	20,300	302		Amgen Inc (a)	5,260	895
Tokai Rika Co Ltd	30,200	599		Biogen Inc (b),(d)	5,730	1,751
Toyo Tire & Rubber Co Ltd	79,830	1,128

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Biotechnology (continued)				Commercial Services (continued)
Coherus Biosciences Inc (b)	15,219	$453		Aramark	13,105	$497
Genmab A/S (b)	69	11		Atlantia SpA	2,913	75
Medivation Inc (b)	232,924	18,764		Automatic Data Processing Inc	17,417	1,564
Novavax Inc (b)	23,200	159		Benefit One Inc	3,187	93
Regeneron Pharmaceuticals Inc (b)	4,348	1,707		Benesse Holdings Inc	13,900	321
Senseonics Holdings Inc (b)	107,369	429		CDI Corp (a)	9,595	55
Vertex Pharmaceuticals Inc (a),(b)	8,590	812		Cintas Corp	9,236	1,085
		$25,711		CoStar Group Inc (b)	15,572	3,227
Building Materials - 0.70%				Equifax Inc (a)	6,460	852
BRAAS Monier Building Group SA	44,968	1,062		FreakOut Inc (b)	400	13
Builders FirstSource Inc (b)	23,625	325		Gartner Inc (a),(b)	10,250	933
Cie de Saint-Gobain	35,527	1,559		Global Payments Inc	10,515	799
CRH PLC	54,427	1,829		H&R Block Inc	27,050	586
Headwaters Inc (b)	39,597	718		HealthEquity Inc (a),(b)	26,720	870
HeidelbergCement AG (a)	1,332	124		Hertz Global Holdings Inc (b)	68,455	3,372
Ibstock PLC (c)	317,688	762		IHS Markit Ltd (b)	74,289	2,772
Italcementi SpA (b)	77,050	909		ISS A/S	7,615	308
LafargeHolcim Ltd (b)	27,595	1,465		Kyoritsu Maintenance Co Ltd	4,050	264
Lennox International Inc	18,848	3,036		LifeLock Inc (b)	16,790	279
Louisiana-Pacific Corp (b)	143,757	2,800		Macquarie Infrastructure Corp	44,648	3,569
Nibe Industrier AB	1,430	13		MarketAxess Holdings Inc	3,131	528
Norbord Inc (e)	113,441	2,725		Moody's Corp	5,107	555
Sanwa Holdings Corp	27,100	241		Nielsen Holdings PLC (a)	35,110	1,871
Sika AG	87	415		Outsourcing Inc	1,200	45
Taiheiyo Cement Corp	64,000	194		Prosegur Cia de Seguridad SA	12,388	83
Wienerberger AG	75,422	1,199		QinetiQ Group PLC	202,203	613
		$19,376		Randstad Holding NV	3,906	185
Chemicals - 2.05%				Recruit Holdings Co Ltd	5,100	194
Air Products & Chemicals Inc	53,382	8,307		Robert Half International Inc	14,590	559
Akzo Nobel NV (a)	51,639	3,481		S&P Global Inc (d)	7,790	962
Ashland Inc (a)	14,723	1,724		Service Corp International/US (a)	74,920	1,981
Brenntag AG (a)	3,934	214		TechnoPro Holdings Inc	17,274	562
CF Industries Holdings Inc	178,334	4,636		Temp Holdings Co Ltd	12,500	200
Clariant AG (b)	4,355	76		Total System Services Inc (a)	29,460	1,451
Covestro AG (c)	3,806	198		Western Union Co/The	132,730	2,856
Denka Co Ltd	20,000	85				$34,757
Dow Chemical Co/The	32,645	1,751		Computers - 1.65%
Eastman Chemical Co (a)	9,930	674		Accenture PLC - Class A	17,243	1,983
Evonik Industries AG	5,045	169		Apple Inc	34,910	3,704
Fujimi Inc	6,100	81		Bell System24 Holdings Inc	16,800	137
Givaudan SA	73	151		Cadence Design Systems Inc (b)	30,002	763
Hitachi Chemical Co Ltd	16,400	354		Computer Sciences Corp	14,630	688
International Flavors & Fragrances Inc (a)	8,670	1,201		CSRA Inc (a)	47,928	1,217
JSR Corp	52,800	773		Diebold Inc	5,691	160
Koninklijke DSM NV	883	62		EMC Corp (a)	692,411	20,073
LANXESS AG	3,230	172		Ferrotec Corp	24,700	326
Linde AG	44	7		Fleetmatics Group PLC (b)	9,542	571
Lonza Group AG (b)	4,418	838		Fujitsu Ltd	334,495	1,703
Mitsui Chemicals Inc	84,417	405		Hewlett Packard Enterprise Co (a)	119,087	2,558
Monsanto Co	56,362	6,003		International Business Machines Corp (a)	23,633	3,755
Mosaic Co/The	66,170	1,990		Itochu Techno-Solutions Corp	9,400	230
Nippon Shokubai Co Ltd	4,360	268		Japan Digital Laboratory Co Ltd	10,500	149
Nissan Chemical Industries Ltd	4,577	141		Lexmark International Inc	11,968	429
Nitto Denko Corp	5,300	362		Lumentum Holdings Inc (a),(b)	29,084	1,021
Platform Specialty Products Corp (b)	165,268	1,496		Melco Holdings Inc	10,500	251
PPG Industries Inc (a)	8,840	936		NET One Systems Co Ltd	47,500	323
Praxair Inc (a),(d)	24,837	3,031		NetApp Inc (a)	38,960	1,348
RPM International Inc (a)	22,180	1,209		Obic Co Ltd	950	49
Sherwin-Williams Co/The (a)	8,490	2,409		Otsuka Corp	8,242	350
Shin-Etsu Chemical Co Ltd	3,299	242		Pure Storage Inc (b)	1,056	12
Sumitomo Bakelite Co Ltd	58,720	292		Qualys Inc (a),(b)	12,690	436
Sumitomo Chemical Co Ltd	25,000	115		SCSK Corp	18,040	664
Syngenta AG (b)	3,438	1,498		Seagate Technology PLC	43,330	1,462
Syngenta AG	19,823	8,654		Teradata Corp (b)	33,490	1,063
Teijin Ltd	30,000	112				$45,425
Tokyo Ohka Kogyo Co Ltd	5,700	180		Consumer Products - 0.25%
Umicore SA	2,905	172		Avery Dennison Corp (a)	8,840	684
Valspar Corp/The	16,288	1,717		Church & Dwight Co Inc (a)	15,577	1,549
Yara International ASA	6,288	223		Clorox Co/The (a)	15,710	2,058
		$56,409		Kimberly-Clark Corp (a)	18,950	2,427
Commercial Services - 1.26%				Reckitt Benckiser Group PLC	2,006	194
Adecco Group AG	3,066	177				$6,912
Apollo Education Group Inc (b)	45,204	401

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Cosmetics & Personal Care - 0.32%				Electric (continued)
Ci:z Holdings Co Ltd	7,800	$199		Westar Energy Inc (a)	25,764	$1,415
Colgate-Palmolive Co (a)	68,727	5,109				$17,704
Estee Lauder Cos Inc/The	4,361	389		Electrical Components & Equipment - 0.28%
Kao Corp	3,420	178		AMETEK Inc (a)	20,030	977
Kose Corp	1,210	109		Funai Electric Co Ltd	28,800	227
Lion Corp	14,463	202		Gamesa Corp Tecnologica SA	20,727	476
Procter & Gamble Co/The (a)	23,589	2,059		Generac Holdings Inc (b)	59,578	2,222
Svenska Cellulosa AB SCA	13,521	416		Legrand SA	15,761	947
Unicharm Corp	4,550	111		Nissin Electric Co Ltd	11,942	186
		$8,772		OSRAM Licht AG	9,672	505
Distribution & Wholesale - 0.08%				Prysmian SpA	11,206	277
Fastenal Co	22,923	988		Schneider Electric SE	13,400	914
Ingram Micro Inc	10,205	357		SunPower Corp (b)	46,626	464
ITOCHU Corp	11,900	141		Ushio Inc	23,400	261
Nippon Gas Co Ltd	3,442	96		W-Scope Corp	11,200	175
Trusco Nakayama Corp	8,100	372		Zumtobel Group AG	4,475	73
Yondoshi Holdings Inc	7,900	168				$7,704
		$2,122		Electronics - 0.70%
Diversified Financial Services - 0.76%				Agilent Technologies Inc	8,320	391
Alliance Data Systems Corp (a),(b)	6,759	1,382		Allegion PLC (a)	36,302	2,585
American Express Co	43,960	2,883		Alps Electric Co Ltd	24,700	559
Blackhawk Network Holdings Inc (b)	10,096	346		Brady Corp	18,730	627
BlackRock Inc	5,319	1,983		Coherent Inc (b)	2,685	282
CME Group Inc (a)	7,500	813		Corning Inc	16,030	364
Element Comm Aviation (b),(e),(f)	280	2,765		FEI Co	6,192	659
Franklin Resources Inc	11,480	419		Fortive Corp (a)	10,525	554
GAM Holding AG (b)	13,054	127		Gentex Corp (a)	88,535	1,575
Greenhill & Co Inc	44,310	1,016		Hitachi High-Technologies Corp	5,350	198
Hellenic Exchanges - Athens Stock Exchange	137,894	668		Honeywell International Inc	19,671	2,296
SA				Horiba Ltd	2,600	121
Ichigo Inc	46,800	191		Hosiden Corp	39,200	294
Japan Exchange Group Inc	25,400	398		Japan Aviation Electronics Industry Ltd	9,715	151
Julius Baer Group Ltd (b)	22,481	943		Keyence Corp	502	352
Kenedix Inc	68,900	317		Keysight Technologies Inc (b)	15,660	477
Legg Mason Inc (a)	27,860	964		Koninklijke Philips NV	1,581	46
LendingClub Corp (b)	53,560	290		Kuroda Electric Co Ltd	16,600	312
Mitsubishi UFJ Lease & Finance Co Ltd	19,400	91		Kyocera Corp	3,630	173
NorthStar Asset Management Group Inc	18,144	225		Minebea Co Ltd	22,100	225
Partners Group Holding AG	378	173		Mitsumi Electric Co Ltd (b)	13,800	86
Santander Consumer USA Holdings Inc (b)	3,822	48		Nichicon Corp	43,100	351
SEI Investments Co (a),(d)	19,960	920		Nippon Ceramic Co Ltd	10,900	205
Synchrony Financial	14,109	393		Rofin-Sinar Technologies Inc (b)	14,066	450
Virtus Investment Partners Inc (a)	4,350	397		SCREEN Holdings Co Ltd	11,000	143
Visa Inc	32,278	2,611		Siix Corp	2,377	90
Zenkoku Hosho Co Ltd	11,780	463		TokyoSeimitsuCoLtd	18,400	490
		$20,826		Trimble Navigation Ltd (a),(b)	40,521	1,110
Electric - 0.64%				Tyco International Plc	57,382	2,506
A2A SpA	324,473	431		Waters Corp (a),(b)	10,820	1,702
AES Corp/VA	24,240	292				$19,374
Ameren Corp (a)	7,000	346		Energy - Alternate Sources - 0.04%
American Electric Power Co Inc (a)	9,848	636		First Solar Inc (b)	17,918	678
Avangrid Inc	16,622	691		Pattern Energy Group Inc	5,711	136
Calpine Corp (b)	34,829	435		Vestas Wind Systems A/S	3,764	312
DTE Energy Co (a)	17,590	1,634				$1,126
Duke Energy Corp (a)	14,790	1,178		Engineering & Construction - 0.28%
Empire District Electric Co/The	19,801	670		Abengoa SA (b)	410,719	91
Endesa SA (a)	16,390	334		ACS Actividades de Construccion y Servicios	7,943	225
Enel SpA	123,496	546		SA (a)
Entergy Corp (a)	20,003	1,564		Balfour Beatty PLC (b)	199,405	740
eRex Co Ltd	3,400	86		Boskalis Westminster	4,094	147
FirstEnergy Corp (a)	23,870	781		Ferrovial SA (a)	3,508	69
Hawaiian Electric Industries Inc (a)	18,864	566		Flughafen Zuerich AG	2,585	478
Hera SpA	17,737	49		Fluor Corp (a)	23,120	1,200
Iberdrola SA	14,520	96		HOCHTIEF AG	2,329	313
ITC Holdings Corp (a)	30,935	1,399		KBR Inc (a)	41,850	614
NRG Energy Inc	48,610	589		Kyudenko Corp	26,413	835
PG&E Corp (a)	8,810	546		NCC AB	6,383	159
PPL Corp	16,610	578		Nippon Densetsu Kogyo Co Ltd	9,700	183
Red Electrica Corp SA	8,712	188		Skanska AB	17,401	381
Southern Co/The (a)	44,090	2,263		Taisei Corp	17,738	133
Talen Energy Corp (b)	22,538	311		Tecnicas Reunidas SA	2,280	82
Terna Rete Elettrica Nazionale SpA	15,408	80		Tokyu Construction Co Ltd	17,600	172
				Toshiba Plant Systems & Services Corp	16,300	256

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Engineering & Construction (continued)				Hand & Machine Tools - 0.16%
Toyo Engineering Corp	113,000	$349		Disco Corp	2,330	$263
Vinci SA	15,839	1,203		DMG Mori Co Ltd	8,200	91
		$7,630		KUKA AG (b)	5,811	689
Entertainment - 0.06%				Makita Corp	2,459	177
Avex Group Holdings Inc	12,900	167		Schindler Holding AG	78	15
Carmike Cinemas Inc (b)	9,523	306		Snap-on Inc (a)	3,840	588
OPAP SA	87,243	732		Stanley Black & Decker Inc (a)	19,918	2,465
Sankyo Co Ltd	1,900	66				$4,288
Sega Sammy Holdings Inc	10,177	139		Healthcare - Products - 1.22%
Whistler Blackcomb Holdings Inc	11,369	325		Abbott Laboratories (a)	42,540	1,788
		$1,735		ABIOMED Inc (b)	6,500	767
Environmental Control - 0.23%				Alere Inc (b)	23,806	931
Clean Harbors Inc (b)	46,707	2,233		Align Technology Inc (b)	26,237	2,437
Daiseki Co Ltd	3,500	61		Asahi Intecc Co Ltd	6,627	295
METAWATER Co Ltd	3,100	88		Baxter International Inc (a)	33,958	1,587
Republic Services Inc (a)	24,938	1,260		Becton Dickinson and Co (a)	21,613	3,830
Waste Connections Inc	3,225	246		Boston Scientific Corp (b)	15,376	366
Waste Management Inc (a)	38,750	2,478		Danaher Corp (a)	19,810	1,613
		$6,366		Edwards Lifesciences Corp (b)	6,065	698
Food - 1.18%				Elekta AB	4,551	39
Ariake Japan Co Ltd	3,234	153		Getinge AB	4,037	79
Aryzta AG (b)	119	5		Hologic Inc (a),(b)	120,834	4,642
				Intuitive Surgical Inc (a),(b)	5,695	3,909
Belc Co Ltd	4,417	165
Campbell Soup Co (a)	18,339	1,114		Medtronic PLC (a)	45,031	3,919
ConAgra Foods Inc	28,014	1,306		Nipro Corp	6,642	83
Ebro Foods SA	12,216	273		Olympus Corp	9,710	318
				ResMed Inc (a)	8,660	578
Ezaki Glico Co Ltd	1,130	57
General Mills Inc (a)	43,710	3,096		St Jude Medical Inc	21,266	1,657
Greencore Group PLC	44,279	204		Straumann Holding AG	504	196
Hershey Co/The (a)	52,851	5,279		Stryker Corp (a)	13,150	1,521
Ingredion Inc (a)	3,000	411		Sysmex Corp	1,432	92
Itoham Yonekyu Holdings Inc (b)	46,600	441		Terumo Corp	2,166	84
				Thermo Fisher Scientific Inc (a)	6,910	1,052
Jeronimo Martins SGPS SA	1,174	19
Kellogg Co (a)	39,579	3,254		Varian Medical Systems Inc (a),(b)	11,071	1,064
Kesko OYJ	12,053	524				$33,545
Kikkoman Corp	2,810	88		Healthcare - Services - 0.58%
Koninklijke Ahold Delhaize NV (b)	8,346	200		Acadia Healthcare Co Inc (b)	14,052	719
Megmilk Snow Brand Co Ltd	2,789	86		Ain Holdings Inc	4,850	276
MEIJI Holdings Co Ltd	2,412	217		BioMerieux	1,690	258
METRO AG	5,563	165		Cigna Corp (a)	16,354	2,098
Mondelez International Inc	35,219	1,586		CMIC Holdings Co Ltd	10,200	148
Morinaga & Co Ltd/Japan	54,777	442		DaVita Inc (a),(b)	17,980	1,162
Nomad Foods Ltd (b)	63,798	746		Envision Healthcare Holdings Inc (b)	53,723	1,153
Orkla ASA	31,593	289		EPS Holdings Inc	9,000	113
Post Holdings Inc (b)	7,620	646		Fresenius Medical Care AG & Co KGaA	682	60
Safeway, Inc. - CVR - Casa Ley (b),(e),(f)	11,050	—		Humana Inc (a)	22,607	4,040
Safeway, Inc. - CVR - Property Development	11,050	—		Laboratory Corp of America Holdings (b)	13,009	1,781
Centers (b),(e),(f)				MEDNAX Inc (a),(b)	17,830	1,173
Seven & i Holdings Co Ltd	10,940	460		PeptiDream Inc (b)	1,426	61
Sonae SGPS SA	5,811	5		Quorum Health Corp (b)	18,373	113
Suedzucker AG	23,993	626		RHOEN-KLINIKUM AG	6,634	196
Sysco Corp (a)	25,800	1,338		UnitedHealth Group Inc	20,183	2,746
United Super Markets Holdings Inc	11,100	101				$16,097
WhiteWave Foods Co/The (b)	133,015	7,373		Holding Companies - Diversified - 0.07%
Whole Foods Market Inc (a)	59,666	1,813		Leucadia National Corp	97,930	1,875
Yamazaki Baking Co Ltd	3,927	89
		$32,571		Home Builders - 0.42%
Forest Products & Paper - 0.05%				Cairn Homes PLC (b)	1,684,309	1,999
BillerudKorsnas AB	2,981	51		Iida Group Holdings Co Ltd	13,537	254
Holmen AB	333	12		NVR Inc (a),(b)	3,651	6,159
Smurfit Kappa Group PLC	38,495	950		PulteGroup Inc (d)	81,710	1,746
UPM-Kymmene OYJ	11,788	237		Toll Brothers Inc (a),(b)	43,790	1,361
		$1,250				$11,519
Gas - 0.19%				Home Furnishings - 0.16%
CenterPoint Energy Inc (a)	75,680	1,701		Alpine Electronics Inc	48,700	587
Enagas SA (a)	11,274	331		Electrolux AB	34,304	894
Piedmont Natural Gas Co Inc	16,336	982		Leggett & Platt Inc (a)	29,370	1,541
Questar Corp	38,916	973		Panasonic Corp	27,900	287
Snam SpA	7,949	44		Pioneer Corp (b)	207,200	455
Toho Gas Co Ltd	12,953	110		TiVo Inc (b)	50,962	541
UGI Corp	24,458	1,113				$4,305
		$5,254

See accompanying notes.

Schedule of Investments Global Multi-Strategy Fund August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000 's)
Housewares - 0.04%				Internet (continued)
Tupperware Brands Corp (a)	15,280	$1,001		Priceline Group Inc/The (b)	2,120	$3,003
				Proto Corp	4,500	51
Insurance - 1.96%				Quotient Technology Inc (b)	54,224	703
Ageas	7,920	275		Rakuten Inc	27,000	341
Alleghany Corp (b),(d)	1,688	905		SMS Co Ltd	11,495	245
Allianz SE	287	43		Stamps.com Inc (a),(b)	11,160	1,079
American Equity Investment Life Holding Co	52,072	917		Start Today Co Ltd	2,616	121
(a)				Tencent Holdings Ltd	13,680	354
American Financial Group Inc/OH (a)	27,794	2,089		TripAdvisor Inc (b)	4,723	288
American International Group Inc (d)	70,058	4,192		VeriSign Inc (a),(b)	10,136	755
Arthur J Gallagher & Co (a)	65,405	3,232		Wayfair Inc (b)	36,406	1,402
Assicurazioni Generali SpA	2,697	34		WebMD Health Corp (b)	11,490	593
Assured Guaranty Ltd	17,095	475		Yahoo! Inc (b)	63,908	2,732
Baloise Holding AG	1,956	233				$61,038
Berkshire Hathaway Inc - Class B (b)	12,007	1,807		Investment Companies - 0.01%
Brown & Brown Inc (a)	36,087	1,352		American Capital Ltd (b)	19,643	332
Chubb Ltd (a)	43,047	5,464
Cincinnati Financial Corp (a)	23,160	1,786		Iron & Steel - 0.12%
Dai-ichi Life Insurance Co Ltd/The	41,200	575		Aichi Steel Corp	9,000	48
Delta Lloyd NV	45,948	187		Chubu Steel Plate Co Ltd	12,600	62
Everest Re Group Ltd (a)	5,980	1,156		Hitachi Metals Ltd	26,270	319
Fairfax Financial Holdings Ltd	3,201	1,812		Japan Steel Works Ltd/The	102,000	476
Genworth Financial Inc (a),(b)	259,380	1,227		Kobe Steel Ltd	39,000	36
Gjensidige Forsikring ASA	5,045	86		Kyoei Steel Ltd	19,200	373
Hannover Rueck SE	2,208	226		Outokumpu OYJ (b)	4,415	24
Helvetia Holding AG	239	120		Reliance Steel & Aluminum Co	9,660	696
Lincoln National Corp	18,259	877		Salzgitter AG	5,253	160
Markel Corp (b)	4,127	3,843		SSAB AB (b)	5,833	17
Marsh & McLennan Cos Inc	33,662	2,277		Tokyo Steel Manufacturing Co Ltd	61,900	436
MetLife Inc	114,610	4,974		Yamato Kogyo Co Ltd	14,500	444
MGIC Investment Corp (b)	37,379	302		Yodogawa Steel Works Ltd	4,800	126
Muenchener Rueckversicherungs-Gesellschaft	474	86				$3,217
AG in Muenchen				Leisure Products & Services - 0.10%
NN Group NV	16,218	484		Amer Sports Oyj	3,198	96
Poste Italiane SpA (c)	43,438	303		Harley-Davidson Inc	27,857	1,468
Progressive Corp/The (a)	29,711	967
				HIS Co Ltd	6,020	152
Prudential Financial Inc	21,310	1,692		TUI AG	62,391	870
Reinsurance Group of America Inc	17,318	1,859		Yamaha Corp	3,046	99
RenaissanceRe Holdings Ltd (a)	4,935	591
						$2,685
Saga PLC	301,357	872		Lodging - 0.30%

Swiss Life Holding AG(b)	3,654	916		Diamond Resorts International Inc (b)	28,468	860
Swiss Re AG	1,970	166		Las Vegas Sands Corp	4,620	232
T&D Holdings Inc	78,600	899		Starwood Hotels & Resorts Worldwide Inc (a)	81,916	6,345
Talanx AG	5,777	169		Wyndham Worldwide Corp (a)	12,136	859
Tokio Marine Holdings Inc	15,064	593				$8,296
Torchmark Corp (a)	7,025	454
Travelers Cos Inc/The (a)	5,720	679		Machinery - Construction & Mining - 0.11%
				Caterpillar Inc (a)	28,130	2,306
Unipol Gruppo Finanziario SpA	35,353	98		Joy Global Inc	12,687	346
White Mountains Insurance Group Ltd	1,501	1,237
Willis Towers Watson PLC (a)	10,586	1,313		Mitsubishi Electric Corp	26,535	347
Zurich Insurance Group AG (b)	275	70				$2,999
				Machinery - Diversified - 0.47%
		$53,914		Alstom SA (b)	32,487	861
Internet - 2.22%				Cummins Inc	3,760	472
Alibaba Group Holding Ltd ADR(b)	28,251	2,746
Alphabet Inc - C Shares (a),(b)	7,140	5,477		Daifuku Co Ltd	9,700	168
Amazon.com Inc (a),(b)	8,205	6,311		Deere & Co	7,280	616
AVG Technologies NV (b)	23,023	572		Flowserve Corp	12,440	602
Blucora Inc (a),(b)	28,980	300		FLSmidth & Co A/S	318	12
comScore Inc (b)	32,202	993		GEA Group AG	4,697	251
Corindus Vascular Robotics Inc (b)	418,756	490		Hisaka Works Ltd	14,100	108
				Husqvarna AB	58,983	509
CyberAgent Inc	5,850	317		IDEX Corp (a)	36,733	3,432
Dip Corp	7,174	207
eBay Inc (a),(b)	69,260	2,227		KION Group AG	4,630	263
				MAN SE	2,429	253
en-japan Inc	14,680	276		Metso OYJ	1,468	41
Expedia Inc	20,853	2,275		Middleby Corp/The (b)	25,210	3,231
Facebook Inc (b)	35,067	4,423
GoDaddy Inc (b)	29,306	949		Miura Co Ltd	4,681	88
				OC Oerlikon Corp AG (b)	20,859	201
Gree Inc	71,800	365
Itokuro Inc (b)	3,000	83		Sumitomo Heavy Industries Ltd	145,500	716
Klarna Holding AB (b),(e),(f),(g)	808	91		Toshiba Machine Co Ltd	82,000	270
				Xylem Inc/NY (a)	13,700	697
LinkedIn Corp (b)	82,780	15,956
Liquidity Services Inc (a),(b)	42,360	424		Zuiko Corp	2,930	120
						$12,911
M3 Inc	6,002	180
Netflix Inc (a),(b)	48,317	4,709

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Media - 0.92%				Oil & Gas (continued)
CBS Corp (a)	16,610	$848		Memorial Resource Development Corp (b)	34,449	$496
Comcast Corp - Class A	64,226	4,191		Murphy Oil Corp	24,910	666
DISH Network Corp (b)	103,559	5,201		Neste Oyj	1,277	53
EW Scripps Co/The (b)	58,067	987		Newfield Exploration Co (b)	49,714	2,156
FactSet Research Systems Inc (a)	22,049	3,925		Noble Energy Inc	27,070	933
Gray Television Inc (b)	150,229	1,687		Occidental Petroleum Corp	55,580	4,271
Media General Inc (b)	23,078	408		OGX Petroleo e Gas SA ADR(b)	26,974	22
Mediaset Espana Comunicacion SA	5,524	67		Pioneer Natural Resources Co	34,312	6,144
Mediaset SpA	131,507	416		Repsol SA (a)	13,017	175
Nexstar Broadcasting Group Inc	11,621	613		Suncor Energy Inc	16,743	454
Nippon Television Holdings Inc	40,750	659		Whiting Petroleum Corp (b)	91,640	668
NOS SGPS SA	20,890	142				$37,361
Sinclair Broadcast Group Inc	18,502	527		Oil & Gas Services - 0.22%
Starz (b)	4,746	148		Baker Hughes Inc	38,327	1,883
Tribune Media Co	55,012	2,095		FMC Technologies Inc (a),(b)	50,067	1,412
TV Asahi Holdings Corp	8,100	130		Fugro NV (b)	3,210	51
Twenty-First Century Fox Inc - A Shares (a)	24,500	601		Halliburton Co	38,963	1,676
Viacom Inc - B Shares	27,770	1,120		Schlumberger Ltd (a)	9,860	779
Wolters Kluwer NV	38,389	1,615		Subsea 7 SA (b)	19,531	211
		$25,380				$6,012
Metal Fabrication & Hardware - 0.02%				Packaging & Containers - 0.11%
Aurubis AG	8,237	434		Ball Corp	15,491	1,227
Neturen Co Ltd	18,500	129		Huhtamaki OYJ	1,526	66
SKF AB	745	12		KapStone Paper and Packaging Corp (a)	21,142	370
Tsubaki Nakashima Co Ltd	7,900	113		Packaging Corp of America (a)	5,450	429
		$688		Silgan Holdings Inc (d)	17,773	855
Mining - 0.08%						$2,947
Boliden AB	12,775	270		Pharmaceuticals - 2.55%
Constellium NV (b)	130,165	974		Actelion Ltd (b)	235	39
Franco-Nevada Corp	2,676	187		Allergan plc (b)	61,747	14,482
Freeport-McMoRan Inc	63,140	650		Almirall SA	25,256	385
Pacific Metals Co Ltd	76,000	212		AstraZeneca PLC	26,776	1,728
		$2,293		AstraZeneca PLC ADR	22,888	751
Miscellaneous Manufacturers - 0.65%				Bayer AG	832	89
3M Co (a)	6,705	1,202		Bristol-Myers Squibb Co (a)	158,997	9,125
Carlisle Cos Inc (a)	17,920	1,879		Cardinal Health Inc (a)	51,382	4,094
Eaton Corp PLC (a)	14,740	981		DexCom Inc (b)	28,357	2,583
EnPro Industries Inc	39,050	2,105		Eisai Co Ltd	25,880	1,510
FUJIFILM Holdings Corp	11,540	434		Eli Lilly & Co (a)	19,790	1,539
General Electric Co (a)	142,389	4,448		Endo International PLC (b)	42,600	882
Harsco Corp (a)	78,630	782		Galenica AG	145	168
Illinois Tool Works Inc (a)	28,163	3,347		Grifols SA	3,000	64
Ingersoll-Rand PLC (a)	22,790	1,550		H Lundbeck A/S (b)	10,224	409
Nikon Corp	37,700	554		Herbalife Ltd (b)	1,772	108
Siemens AG	2,700	322		Johnson & Johnson (a)	34,340	4,098
Sumitomo Riko Co Ltd	24,200	226		Mallinckrodt PLC (a),(b)	14,075	1,049
Tenma Corp	7,600	117		McKesson Corp	8,473	1,564
Trelleborg AB	1,442	28		Mead Johnson Nutrition Co (a)	8,424	717
		$17,975		Merck & Co Inc (a)	96,159	6,038
Office & Business Equipment - 0.06%				Mylan NV (b)	33,004	1,398
Canon Inc	25,000	717		Nippon Shinyaku Co Ltd	12,560	583
Xerox Corp	89,260	879		Novo Nordisk A/S	1,901	89
		$1,596		Ono Pharmaceutical Co Ltd	16,014	417
Oil & Gas - 1.36%				Orion Oyj	429	16
Anadarko Petroleum Corp (a)	48,458	2,591		Perrigo Co PLC	18,990	1,728
Apache Corp	13,290	661		Pfizer Inc (a)	88,990	3,097
				Portola Pharmaceuticals Inc (b)	20,129	410
Cabot Oil & Gas Corp	32,750	807
Chevron Corp (a)	19,570	1,968		Quintiles Transnational Holdings Inc (b)	12,442	962
Cimarex Energy Co	2,750	364		Recordati SpA	7,249	219
Cobalt International Energy Inc (b)	85,785	103		Relypsa Inc (b)	19,613	627
ConocoPhillips	21,350	876		Shire PLC ADR	13,140	2,460
Devon Energy Corp (a)	9,210	399		Sosei Group Corp (b)	1,488	240
EOG Resources Inc	20,178	1,785		STADA Arzneimittel AG	8,292	445
Exxon Mobil Corp (a)	51,136	4,456		Suzuken Co Ltd/Aichi Japan	1,700	49
Galp Energia SGPS SA	8,076	118		Swedish Orphan Biovitrum AB (b)	7,868	93
Hess Corp	44,192	2,399		Takeda Pharmaceutical Co Ltd	25,430	1,121
HollyFrontier Corp (a)	23,720	614		TherapeuticsMD Inc (b)	472,561	3,251
Imperial Oil Ltd	66,878	2,037		TherapeuticsMD Inc (b),(e),(f)	15,388	106
				Zoetis Inc (a)	30,960	1,582
Inpex Corp	75,500	654
InterOil Corp (b)	632	31				$70,315
Japan Petroleum Exploration Co Ltd	17,100	376		Pipelines - 0.07%
Karoon Gas Australia Ltd (b)	163,694	162		Williams Cos Inc/The	70,740	1,977
Marathon Oil Corp	61,404	922

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Private Equity - 0.03%				Retail (continued)
Kennedy-Wilson Holdings Inc	42,178	$930		Joyful Honda Co Ltd	3,749	$91
				Kate Spade & Co (b)	12,222	228
Real Estate - 0.12%				Kohl's Corp	23,200	1,030
Deutsche Wohnen AG	22,359	839		L Brands Inc (a)	13,810	1,053
GEK Terna Holding Real Estate Construction	102,547	216		Lowe's Cos Inc (a)	48,766	3,733
SA (b)				Macy's Inc	27,021	978
Hulic Co Ltd	25,900	246		Mattress Firm Holding Corp (b)	6,735	431
LEG Immobilien AG (b)	7,969	777		McDonald's Corp (a)	29,149	3,371
Leopalace21 Corp	84,690	562		MSC Industrial Direct Co Inc	19,806	1,447
Relo Group Inc	1,230	174		Nishimatsuya Chain Co Ltd	5,900	81
Sumitomo Real Estate Sales Co Ltd	10,500	198		Nitori Holdings Co Ltd	1,742	176
Takara Leben Co Ltd	57,100	373		Nordstrom Inc	7,847	396
WeWork Cos Inc (b),(e),(f),(g)	979	49		Outerwall Inc	3,299	171
		$3,434		PAL GROUP Holdings Co Ltd	7,800	163
REITS - 1.25%				Panera Bread Co (a),(b)	19,147	4,158
American Campus Communities Inc	25,760	1,291		Restoration Hardware Holdings Inc (b)	7,082	239
American Tower Corp	27,626	3,132		Rite Aid Corp (a),(b)	196,298	1,478
Annaly Capital Management Inc	1,410	15		Seria Co Ltd	1,911	126
AvalonBay Communities Inc (a)	1,910	334		Signet Jewelers Ltd	12,419	1,018
Boston Properties Inc (a)	7,830	1,097		Staples Inc (a)	107,790	923
Camden Property Trust (a)	39,226	3,443		Sundrug Co Ltd	4,571	331
Care Capital Properties Inc (a)	25,250	757		Tailored Brands Inc (a)	47,650	628
Corrections Corp of America	41,630	663		Target Corp (a)	12,220	858
Crown Castle International Corp (a)	6,240	591		Tiffany & Co	13,960	996
Equinix Inc	3,732	1,376		TJX Cos Inc/The (a)	39,573	3,065
Equity Residential	8,230	534		Tsuruha Holdings Inc	2,819	276
Federal Realty Investment Trust (a)	11,466	1,823		Walgreens Boots Alliance Inc	21,160	1,708
General Growth Properties Inc (a)	16,157	471		Wal-Mart Stores Inc	22,450	1,604
Grivalia Properties REIC AE	92,689	723		Welcia Holdings Co Ltd	5,296	311
Hibernia REIT plc	772,514	1,205		Williams-Sonoma Inc	22,940	1,208
Hoshino Resorts REIT Inc	8	95		World Fuel Services Corp	29,673	1,323
Irish Residential Properties REIT Plc	1,176,121	1,536		Xebio Holdings Co Ltd	16,000	243
Iron Mountain Inc (a)	43,340	1,665		Yum! Brands Inc (a)	18,160	1,647
Lamar Advertising Co (a)	38,276	2,386				$63,361
LibertyPropertyTrust (a)	49,940	2,059		Savings & Loans - 0.22%
National Retail Properties Inc (a)	48,030	2,406		Astoria Financial Corp (a)	47,178	722
NorthStar Realty Finance Corp	14,768	197		Dime Community Bancshares Inc (a)	10,977	194
Parkway Properties Inc/Md	12,974	234		EverBank Financial Corp	24,098	462
Post Properties Inc	6,654	441		New York Community Bancorp Inc	108,338	1,637
Prologis Inc (a)	19,927	1,058		People's United Financial Inc (a)	96,740	1,572
Regency Centers Corp (a)	21,670	1,745		Washington Federal Inc (a)	58,710	1,556
Taubman Centers Inc (a)	12,930	1,004				$6,143
UDR Inc (a)	33,230	1,202		Semiconductors - 1.37%
Vornado Realty Trust (a)	8,590	888		Analog Devices Inc (a)	9,380	587
		$34,371		Applied Materials Inc (a)	24,120	720
Retail - 2.30%				ASM International NV	3,309	126
Abercrombie & Fitch Co (a)	70,370	1,248		Broadcom Ltd	12,503	2,206
Advance Auto Parts Inc (d)	22,573	3,553		Cypress Semiconductor Corp	8,211	98
Autogrill SpA (a)	25,406	218		Dialog Semiconductor PLC (b)	1,744	61
AutoZone Inc (a),(b)	576	427		Fairchild Semiconductor International Inc (a),(b)	27,607	549
Bed Bath & Beyond Inc	30,930	1,434		Infineon Technologies AG	10,811	181
BJ's Restaurants Inc (a),(b)	26,670	1,059		Integrated Device Technology Inc (a),(b)	13,301	267
Bob Evans Farms Inc/DE (a)	12,700	521		Intel Corp (a)	80,690	2,896
CarMax Inc (b)	10,508	619		KLA-Tencor Corp (a)	31,612	2,189
Cash America International Inc	4,245	185		Lam Research Corp	15,032	1,403
Cawachi Ltd	7,900	175		Linear Technology Corp (a)	46,808	2,726
Chipotle Mexican Grill Inc (b)	2,344	970		Mellanox Technologies Ltd (b)	28,110	1,232
Citizen Holdings Co Ltd	42,500	235		Microchip Technology Inc	5,043	312
Coach Inc (a)	61,167	2,335		Micron Technology Inc (b)	282,189	4,654
cocokara fine Inc	3,750	127		Mimasu Semiconductor Industry Co Ltd	11,100	124
Costco Wholesale Corp	44,314	7,183		Miraial Co Ltd	9,800	68
Create SD Holdings Co Ltd	5,212	114		MKS Instruments Inc (a)	14,250	695
CST Brands Inc	28,398	1,358		Nippon Chemi-Con Corp	88,000	153
Darden Restaurants Inc (a)	18,400	1,134		NXP Semiconductors NV (b)	31,141	2,741
Francesca's Holdings Corp (a),(b)	37,789	516		Qorvo Inc (b)	49,369	2,835
Gap Inc/The	45,631	1,135		QUALCOMM Inc (a)	34,640	2,185
Genuine Parts Co (a)	7,250	745		Rohm Co Ltd	13,950	699
H2O Retailing Corp	6,900	94		Shinkawa Ltd (b)	23,900	148
Home Depot Inc/The (a)	10,043	1,347		Shinko Electric Industries Co Ltd	59,400	330
Honeys Co Ltd	15,580	188		Silicon Laboratories Inc (a),(b)	8,870	508
Hornbach Holding AG & Co KGaA	10,732	744		Skyworks Solutions Inc	44,193	3,308
IDOM Inc	27,500	164		STMicroelectronics NV	5,782	43
Industria de Diseno Textil SA	717	25		Sumco Corp	85,165	746
Jand Inc (b),(e),(f),(g)	1,693	19		Texas Instruments Inc (a)	9,720	676

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Semiconductors (continued)				Toys, Games & Hobbies (continued)
Tokyo Electron Ltd	3,068	$283		Nintendo Co Ltd	4,024	$888
Ultratech Inc (b)	10,390	260				$3,702
Xilinx Inc (a)	30,738	1,666		Transportation - 0.87%
		$37,675		AP Moeller - Maersk A/S - B shares	18	27
Software - 1.53%				bpost SA	18,944	482
Adobe Systems Inc (b)	7,968	815		Canadian National Railway Co	53,008	3,406
Alpha Systems Inc	2,400	36		Cargotec Oyj	3,817	171
ANSYS Inc (a),(b)	12,943	1,231		CH Robinson Worldwide Inc	24,510	1,701
athenahealth Inc (b)	10,230	1,252		Deutsche Post AG	1,678	53
Autodesk Inc (b)	23,224	1,565		DSV A/S	4,688	233
CA Inc (a)	23,489	797		East Japan Railway Co	3,550	305
CareView Communications Inc (b)	1,057,333	174		Expeditors International of Washington Inc (a)	9,310	472
Cerner Corp (a),(b)	8,600	555		FedEx Corp	7,489	1,235
Citrix Systems Inc (a),(b)	9,120	795		Genesee & Wyoming Inc (b)	37,750	2,567
CommVault Systems Inc (b)	15,000	773		Golar LNG Ltd	52,379	1,091
Cvent Inc (b)	20,826	681		Groupe Eurotunnel SE	54,832	604
DeNA Co Ltd	32,897	978		Irish Continental Group PLC	132,630	699
Digi International Inc (a),(b)	27,402	314		Kansas City Southern (a)	12,380	1,197
Dun & Bradstreet Corp/The	2,158	297		Knight Transportation Inc	32,944	926
Envestnet Inc (b)	13,730	542		Landstar System Inc	12,448	862
Fidelity National Information Services Inc (a)	7,619	604		Union Pacific Corp	25,945	2,479
Fiserv Inc (a),(b)	7,042	726		United Parcel Service Inc (a),(d)	42,203	4,609
inContact Inc (b)	25,713	357		XPO Logistics Inc (b)	26,801	959
Interactive Intelligence Group Inc (b)	939	56				$24,078
Intuit Inc (a)	22,540	2,512		Trucking & Leasing - 0.04%
Jack Henry & Associates Inc (a)	27,500	2,400		AMERCO	2,966	1,019
Konami Holdings Corp	2,528	89
Microsoft Corp (a),(d)	120,829	6,943		Water- 0.09%
MSCI Inc (a)	19,377	1,746		Aqua America Inc (a)	58,770	1,787
NetSuite Inc (b)	4,403	480		Veolia Environnement SA	38,817	827
Paychex Inc (a)	57,520	3,490				$2,614
Press Ganey Holdings Inc (b)	2,883	116
				TOTAL COMMON STOCKS		$1,064,798
Rackspace Hosting Inc (a),(b)	68,513	2,155
				INVESTMENT COMPANIES - 21.67%	Shares Held	Value(000	's)
Red Hat Inc (a),(b)	27,486	2,006
				Exchange Traded Funds - 0.02%
ServiceNow Inc (b)	12,311	895
				TOPIX Exchange Traded Fund	36,570	477
Software AG	9,203	366
SS&C Technologies Holdings Inc	84,118	2,772		Money Market Funds - 21.65%
Workday Inc (b)	41,918	3,554
				BlackRock Liquidity Funds FedFund Portfolio	4,879,992	4,880
		$42,072		Wells Fargo Advantage Government Money	591,478,524	591,479
Telecommunications - 0.76%				Market Fund (h)
ARRIS International PLC (a),(b)	16,504	463
						$596,359
AT&T Inc (a)	55,083	2,252
				TOTAL INVESTMENT COMPANIES		$596,836
CalAmp Corp (a),(b)	31,259	456
CenturyLink Inc (a)	39,540	1,099		CONVERTIBLE PREFERRED STOCKS -
				0.69%	Shares Held	Value(000	's)
Cisco Systems Inc	11,200	352
				Agriculture - 0.02%
Comtech Telecommunications Corp	24,420	315		Bunge Ltd 4.88%(i)	4,480	$440
Elisa OYJ	449	16
Gogo Inc (b)	38,248	468
				Automobile Manufacturers - 0.02%
Hellenic Telecommunications Organization	69,388	657		Fiat Chrysler Automobiles NV 7.88%	7,500	498
SA
Loral Space & Communications Inc (b)	46,587	1,698
				Electric - 0.04%
Manitoba Telecom Services Inc	32,331	940
Motorola Solutions Inc (a)	56,955	4,385		Black Hills Corp 7.75%	10,000	658
				Dominion Resources Inc/VA 6.75%	2,375	121
Nippon Telegraph & Telephone Corp	14,846	653		Dynegy Inc 7.00%	1,975	170
NTT DOCOMO Inc	25,664	647
ParkerVision Inc (b)	54,806	260				$949
Polycom Inc (b)	44,505	554		Electrical Components & Equipment - 0.01%
				Belden Inc 6.75%	1,950	208
Proximus SADP	16,107	493
Sunrise Communications Group AG (b),(c)	2,859	195
				Food- 0.00%
Swisscom AG	4,008	1,917		Post Holdings Inc 2.50%(i)	725	116
TDC A/S	84,748	469
Telefonaktiebolaget LM Ericsson	4,521	32
Telia Co AB	6,748	30		Healthcare - Services - 0.07%
T-Mobile US Inc (b)	38,630	1,790		Anthem Inc 5.25%	45,500	1,953
Verizon Communications Inc (a)	14,152	741

		$20,882		Internet - 0.01%
				Airbnb, Inc(b),(e),(f),(g)	1,685	177
Textiles - 0.04%
				DraftKings Inc(b),(e),(f),(g)	29,108	56
G&K Services Inc	2,716	264
				Dropbox Inc(b),(e),(f),(g)	2,671	34
UniFirst Corp/MA	7,146	918
						$267
		$1,182
				Investment Companies - 0.08%
Toys, Games & Hobbies - 0.13%				Mandatory Exchangeable Trust 5.75%(c)	18,658	2,248
Mattel Inc (a)	84,933	2,814

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

CONVERTIBLE PREFERRED STOCKS					Principal
(continued)	Shares Held	Value(000	's)	BONDS (continued)	Amount (000's) Value (000's)
Pharmaceuticals - 0.19%				Automobile Asset Backed Securities (continued)
Allergan plc 5.50%	4,220	$3,514		AmeriCredit Automobile Receivables Trust
Teva Pharmaceutical Industries Ltd 7.00%	1,958	1,684		2016-2
		$5,198		3.65%, 05/09/2022(j)		$80	$83
REITS- 0.16%				CPS Auto Receivables Trust 2016-B
Crown Castle International Corp 4.50%(a)	11,450	1,291		8.14%, 05/15/2023(c),(j)		855	901
Welltower Inc 6.50%(a),(i)	45,600	3,147		DT Auto Owner Trust 2014-3
		$4,438		4.47%, 11/15/2021(c),(j)		175	178
Retail - 0.00%				DT Auto Owner Trust 2016-1
				4.66%, 12/15/2022(c),(j)		1,335	1,338
Jand Inc(b),(e),(f),(g)	3,781	41
				DT Auto Owner Trust 2016-2
				5.43%, 11/15/2022(c),(j)		820	840
Software - 0.00%
Cloudera Inc (b),(e),(f),(g)	3,756	64		First Investors Auto Owner Trust 2014-1
				3.28%, 04/15/2021(c),(j)		70	69

				First Investors Auto Owner Trust 2014-2
Telecommunications - 0.09%				3.47%, 02/15/2021(c),(j)		120	118
T-Mobile US Inc 5.50%	33,825	2,600
				First Investors Auto Owner Trust 2015-1
				3.59%, 01/18/2022(c),(j)		100	98
TOTAL CONVERTIBLE PREFERRED STOCKS		$19,020
PREFERRED STOCKS - 0.12%	Shares Held	Value(000	's)	First Investors Auto Owner Trust 2015-2
				4.22%, 12/15/2021(c),(j)		565	553
Advertising - 0.00%
Trade Desk Preferred (b),(e),(f),(g)	17,091	116		Flagship Credit Auto Trust 2015-1
				3.76%, 06/15/2021(c)		165	165

Electronics - 0.01%
				Flagship Credit Auto Trust 2015-2
Veracode Inc (b),(e),(f),(g)	6,031	149		5.98%, 08/15/2022(c)		710	710
				Flagship Credit Auto Trust 2015-3
				7.12%, 11/15/2022(c)		960	988
Internet - 0.07%
Forescout Tech Inc (b),(e),(f),(g)	9,157	112
				Ford Credit Auto Owner Trust 2015-B
General Assembly Space, Inc (b),(e),(f),(g)	2,184	107		1.16%, 11/15/2019(j)		550	550

Lithium Technologies Inc (b),(e),(f),(g)	59,552	325
Pinterest Inc (b),(e),(f),(g)	87,425	570
				Nissan Auto Receivables 2016-C Owner Trust
Uber Technologies Inc (b),(e),(f),(g)	15,196	741		1.18%, 01/15/2021(j)		200	199
				Prestige Auto Receivables Trust 2016-1
Zuora Inc (b),(e),(f),(g)	40,988	181		5.15%, 11/15/2021(c)		815	821
		$2,036

Private Equity - 0.01%
				Toyota Auto Receivables 2014-C Owner
Forward Venture Services LLC (b),(e),(f),(g)	5,465	239		Trust
				0.93%, 07/16/2018		252	252
				Toyota Auto Receivables 2016-C
Real Estate - 0.02%				1.14%, 08/17/2020(j)		165	164
Redfin Corp (b),(e),(f),(g)	29,409	110
				USAA Auto Owner Trust 2015-1
WeWork Cos Inc Series D-1 (b),(e),(f),(g)	4,867	244		1.20%, 06/17/2019(j)		1,200	1,201
WeWork Cos Inc Series D-2 (b),(e),(f),(g)	3,824	192
							$9,424
		$546
				Automobile Manufacturers - 0.12%
Software - 0.01%
				Ford Motor Credit Co LLC
Birst Inc (b),(e),(f),(g)	21,065	115		1.46%, 01/17/2017(j)		625	626
Marklogic Corp (b),(e),(f),(g)	14,832	155

Nutanix Inc (b),(e),(f),(g)	3,575	45		General Motors Financial Co Inc
				3.70%, 05/09/2023		245	250
		$315
				4.00%, 01/15/2025		915	932
TOTAL PREFERRED STOCKS		$3,401		Hyundai Capital Services Inc
	Principal			1.45%, 03/18/2017(c),(j)		950	950
BONDS- 26.72%	Amount (000's)	Value(000	's)	Volkswagen International Finance NV
Aerospace & Defense - 0.17%				1.24%, 11/18/2016(c),(j)		450	450
Embraer Netherlands Finance BV							$3,208
5.05%, 06/15/2025	$310	$312		Banks- 1.66%
Embraer Overseas Ltd
5.70%, 09/16/2023(c)	320	340		Bank of America Corp
				4.20%, 08/26/2024		1,390	1,475
Meccanica Holdings USA Inc				6.00%, 09/01/2017		1,100	1,148
6.25%, 01/15/2040(c)	1,685	1,685
				Bank of America NA
Rockwell Collins Inc				0.95%, 06/15/2017(j)		250	250
1.00%, 12/15/2016(j)	115	115

StandardAero Aviation Holdings Inc				Banque Centrale de Tunisie International
10.00%, 07/15/2023 (c)	2,000	2,100		Bond
				5.75%, 01/30/2025		9,340	9,202
		$4,552		Barclays PLC
Airlines - 0.12%				5.20%, 05/12/2026		200	208
Air Canada 2015-2 Class B Pass Through				Citigroup Inc
Trust				1.53%, 11/24/2017(j)		945	947
5.00%, 06/15/2025(c)	2,020	2,020

				Financiera de Desarrollo Territorial SA
Latam Airlines 2015-1 Pass Through Trust B				Findeter
4.50%, 08/15/2025(c)	1,203	1,158		7.88%, 08/12/2024(c)	COP	3,380,000	1,020
		$3,178		Goldman Sachs Group Inc/The
Automobile Asset Backed Securities - 0.34%				1.31%, 06/04/2017(j)		$1,205	1,207
AmeriCredit Automobile Receivables 2015-4				HSBC Holdings PLC
3.72%, 12/08/2021	189	196		4.30%, 03/08/2026		1,225	1,318
				KFW
				1.00%, 07/15/2019		867	863

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

	Principal					Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)		Amount (000's) Value (000's)
Banks (continued)				Commercial Mortgage Backed Securities (continued)
KFW (continued)				CGBAM Commercial Mortgage Trust 2014-
1.50%, 04/20/2020		$1,980	$1,998	HD
1.50%, 06/15/2021		2,025	2,033	2.11%, 02/15/2031(c),(j)		$610	$596
Letras del Banco Central de la Republica				Citigroup Commercial Mortgage Trust 2014-
Argentina				GC19
0.00%, 01/04/2017(b)	ARS	50,000	3,079	5.06%, 03/10/2047(c),(j)		2,000	1,695
Lloyds Banking Group PLC				COBALT CMBS Commercial Mortgage Trust
4.65%, 03/24/2026		$400	415	2007	-C2
Morgan Stanley				5.62%, 04/15/2047		5,000	4,850
4.35%, 09/08/2026		1,345	1,441	COMM 2014-SAVA Mortgage Trust
Royal Bank of Scotland Group PLC				1.66%, 06/15/2034(c),(j)		79	79
5.13%, 05/28/2024		200	203	2.26%, 06/15/2034(c),(j)		145	144
6.00%, 12/19/2023		360	381	2.91%, 06/15/2034(c),(j)		290	287
Russian Agricultural Bank OJSC Via RSHB				Commercial Mortgage Trust 2005-GG5
Capital SA				5.71%, 04/10/2037(j)		1,825	1,477
5.10%, 07/25/2018		6,375	6,557	Commercial Mortgage Trust 2007-GG11
Santander Holdings USA Inc				6.33%, 12/10/2049(j)		1,500	1,470
4.50%, 07/17/2025		2,550	2,671	Extended Stay America Trust 2013-ESH
Santander Issuances SAU				4.17%, 12/05/2031(c),(j)		857	858
5.18%, 11/19/2025		200	208	Ginnie Mae
Santander UK Group Holdings PLC				0.69%, 01/16/2053(j),(k)		7,645	356
4.75%, 09/15/2025(c)		1,000	1,005	GS Mortgage Securities Trust 2007-GG10
Standard Chartered PLC				5.99%, 08/10/2045(j)		1,745	1,685
4.30%, 02/19/2027(c)		800	807	Hilton USA Trust 2013-HLT
TC Ziraat Bankasi AS				3.71%, 11/05/2030(c),(j)		275	276
4.75%, 04/29/2021(c)		7,000	6,988	4.41%, 11/05/2030(c),(j)		190	191
Wells Fargo & Co				5.61%, 11/05/2030(c),(j)		215	216
0.99%, 06/02/2017(j)		275	275	JP Morgan Chase Commercial Mortgage
			$45,699	Securities Trust 2007-LDP10
Biotechnology - 0.13%				5.46%, 01/15/2049		250	243
Concordia International Corp				JP Morgan Chase Commercial Mortgage
9.50%, 10/21/2022(c)		4,287	3,526	Securities Trust 2015-SGP
				5.01%, 07/15/2036(c),(j)		785	785
Building Materials - 0.09%				Morgan Stanley Capital I Trust 2007-HQ12
Builders FirstSource Inc				5.90%, 04/12/2049(j)		279	280
5.63%, 09/01/2024(c)		586	596	Morgan Stanley Capital I Trust 2011-C2
Cemex SAB de CV				5.65%, 06/15/2044(c),(j)		475	501
6.13%, 05/05/2025(c)		1,140	1,201	Motel 6 Trust 2015-M6MZ
Owens Corning				8.23%, 02/05/2020(c),(e),(f),(j)		2,814	2,843
3.40%, 08/15/2026		200	200	SCG Trust 2013-SRP1
4.20%, 12/01/2024		405	432	3.01%, 11/15/2026(c),(j)		365	352
			$2,429	3.76%, 11/15/2026(c),(j)		400	387
				3.85%, 11/15/2026(c),(j)		850	803
Chemicals - 0.29%
Albemarle Corp				Wachovia Bank Commercial Mortgage Trust
4.15%, 12/01/2024		405	437	Series 2005-C22
Hercules Inc				5.76%, 12/15/2044(j)		26	26
6.50%, 06/30/2029		330	291	Wachovia Bank Commercial Mortgage Trust
OCP SA				Series 2006-C25
4.50%, 10/22/2025		2,850	2,914	6.01%, 05/15/2043(c),(j)		2,300	1,429
6.88%, 04/25/2044		2,856	3,357	Wachovia Bank Commercial Mortgage Trust
Solvay Finance America LLC				Series 2007-C31
4.45%, 12/03/2025(c)		500	542	5.84%, 04/15/2047(j)		5,500	5,252
Westlake Chemical Corp				WFRBS Commercial Mortgage Trust 2012-
3.60%, 08/15/2026(c)		490	490	C6
				5.77%, 04/15/2045(c),(j)		500	516
			$8,031
Commercial Mortgage Backed Securities - 1.33%							$36,518
Banc of America Commercial Mortgage Trust				Commercial Services - 0.34%
2006-1				Cenveo Corp
5.88%, 09/10/2045(c),(j)		5,536	5,343	6.00%, 08/01/2019(c)		1,800	1,593
BLCP Hotel Trust				Constellis Holdings LLC / Constellis Finance
3.01%, 08/15/2029(c),(j)		300	294	Corp
4.18%, 08/15/2029(c),(j)		300	288	9.75%, 05/15/2020(c)		1,042	1,003
BXHTL Mezzanine Trust				Corporate Risk Holdings LLC
8.67%, 05/15/2020(e),(f),(j)		1,100	1,068	9.50%, 07/01/2019(c)		415	392
				Team Health Inc
CCRESG Commercial Mortgage Trust 2016-				7.25%, 12/15/2023(c)		2,467	2,689
HEAT
5.67%, 04/10/2029(c),(j)		255	257	United Rentals North America Inc
CDGJ Commercial Mortgage Trust 2014-				4.63%, 07/15/2023		2,000	2,046
BXCH				Verisk Analytics Inc
2.36%, 12/15/2027(c),(j)		800	799	5.50%, 06/15/2045		1,490	1,619
3.01%, 12/15/2027(c),(j)		880	872				$9,342

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Computers - 0.10%			Engineering & Construction - 0.01%
Diamond 1 Finance Corp / Diamond 2 Finance			Engility Corp
Corp			8.88%, 09/01/2024(c)		$275	$280
5.88%, 06/15/2021(c)	$135	$143
6.02%, 06/15/2026(c)	2,310	2,472	Entertainment - 0.24%
7.13%, 06/15/2024(c)	210	227	Codere Finance 2 Luxembourg SA
		$2,842	9.00%, PIK 9.00%, 06/30/2021(l)		4,500	4,635
Cosmetics & Personal Care - 0.02%			9.00%, PIK 9.00%, 06/30/2021(c),(l)		2,000	2,060
Procter & Gamble Co/The						$6,695
0.85%, 11/04/2016(j)	445	445	Finance - Mortgage Loan/Banker - 1.03%
			Fannie Mae
Credit Card Asset Backed Securities - 0.23%			0.88%, 08/02/2019		5,779	5,748
American Express Credit Account Master			1.25%, 08/17/2021		1,718	1,710
Trust			2.13%, 04/24/2026		3,151	3,219
0.98%, 05/15/2019(j)	265	265	Federal Home Loan Banks
American Express Credit Account Secured			0.88%, 08/05/2019		5,155	5,132
Note Trust 2012-4			1.13%, 07/14/2021		2,890	2,863
0.75%, 05/15/2020(j)	835	836	Freddie Mac
American Express Issuance Trust II			0.88%, 07/19/2019		5,779	5,750
0.94%, 08/15/2019(j)	570	572	1.13%, 08/12/2021		4,009	3,967
BA Credit Card Trust						$28,389
0.84%, 06/15/2020(j)	1,205	1,208	Food- 0.41%
Capital One Multi-Asset Execution Trust			Albertsons Cos LLC / Safeway Inc / New
0.59%, 12/16/2019(j)	1,205	1,205	Albertson's Inc / Albertson's LLC
Chase Issuance Trust			5.75%, 03/15/2025(c)		595	616
0.56%, 08/15/2019(j)	680	679	BRF SA
1.27%, 07/15/2021(j)	600	599	7.75%, 05/22/2018(c)	BRL	1,500	423
Discover Card Execution Note Trust			Cosan Luxembourg SA
0.81%, 08/17/2020(j)	495	495	7.00%, 01/20/2027(c)		$4,625	4,874
0.86%, 08/17/2020(j)	205	205	Fresh Market Inc/The
World Financial Network Credit Card Master			9.75%, 05/01/2023(c)		4,167	3,896
Trust			JBS Investments GmbH
0.99%, 02/15/2022(j)	165	165	7.25%, 04/03/2024(c)		200	212
		$6,229	JBS USA LUX SA / JBS USA Finance Inc
Diversified Financial Services - 0.47%			5.75%, 06/15/2025(c)		600	609
Air Lease Corp			7.25%, 06/01/2021(c)		40	41
4.25%, 09/15/2024	1,570	1,651	Marfrig Holdings Europe BV
Ally Financial Inc			8.00%, 06/08/2023(c)		710	737
2.75%, 01/30/2017	100	100				$11,408
3.25%, 09/29/2017	550	556	Gas- 0.03%
4.25%, 04/15/2021	315	324	NGL Energy Partners LP / NGL Energy
4.75%, 09/10/2018	1,300	1,350	Finance Corp
5.50%, 02/15/2017	1,100	1,119	5.13%, 07/15/2019		725	680
5.75%, 11/20/2025	870	926	6.88%, 10/15/2021		130	121
Dragon Aviation Finance Luxembourg SA						$801
4.00%, 11/28/2022(f)	4,940	5,108
			Healthcare - Products - 0.04%
Ladder Capital Finance Holdings LLLP /			Becton Dickinson and Co
Ladder Capital Finance Corp			1.75%, 11/08/2016		1,205	1,206
5.88%, 08/01/2021(c)	665	628
Quicken Loans Inc			Healthcare - Services - 0.04%
5.75%, 05/01/2025(c)	1,210	1,207
			Quorum Health Corp
		$12,969	11.63%, 04/15/2023 (c)		1,321	1,120
Electric - 0.24%
Duke Energy Progress LLC			Holding Companies - Diversified - 0.27%
0.88%, 03/06/2017(j)	220	220	Alfa SAB de CV
Enel SpA			6.88%, 03/25/2044(c)		400	445
8.75%, 09/24/2073(c),(j)	2,170	2,534	Dubai Holding Commercial Operations MTN
Listrindo Capital BV			Ltd
6.95%, 02/21/2019	3,820	3,954	6.00%, 02/01/2017	GBP	5,300	7,047
		$6,708				$7,492
Electronics - 0.27%			Home Builders - 0.02%
Avnet Inc			PulteGroup Inc
4.63%, 04/15/2026	340	353	5.00%, 01/15/2027		$600	613
Flextronics International Ltd
4.75%, 06/15/2025	790	839	Insurance - 0.11%
Keysight Technologies Inc			American International Group Inc
4.55%, 10/30/2024	2,385	2,481	3.90%, 04/01/2026		1,290	1,355
Real Alloy Holding Inc			Old Republic International Corp
10.00%, 01/15/2019 (c),(e)	3,650	3,696	3.88%, 08/26/2026		525	529
		$7,369	4.88%, 10/01/2024		1,130	1,219
						$3,103

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

	Principal					Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)		Amount (000's) Value (000's)
Internet - 0.00%				Mortgage Backed Securities (continued)
DraftKings Inc Term Notes				Alternative Loan Trust 2004-28CB
5.00%, 12/23/2016(e),(f),(g)		$27	$27	5.75%, 01/25/2035		$80	$80
				Alternative Loan Trust 2004-J10
Leisure Products & Services - 0.13%				6.00%, 09/25/2034		321	331
LTF Merger Sub Inc				Alternative Loan Trust 2004-J3
8.50%, 06/15/2023(c)		3,588	3,615	5.50%, 04/25/2034		111	113
				Alternative Loan Trust 2005-14
Lodging - 0.25%				0.73%, 05/25/2035(j)		515	400
Dakota Merger Sub Inc				Alternative Loan Trust 2005-J1
7.75%, 09/01/2023(c)		2,438	2,472	5.50%, 02/25/2025		213	217
10.75%, 09/01/2024 (c)		3,194	3,138	American Home Mortgage Investment Trust
Wyndham Worldwide Corp				2005-2
5.10%, 10/01/2025		1,105	1,219	0.82%, 09/25/2045(j)		226	186
			$6,829	Banc of America Alternative Loan Trust 2003-
Machinery - Construction & Mining - 0.06%				8
Caterpillar Financial Services Corp				5.50%, 10/25/2033		137	140
0.91%, 03/03/2017(j)		530	530	Banc of America Alternative Loan Trust 2004-
1.52%, 02/23/2018(j)		1,200	1,210	6
			$1,740	6.00%, 07/25/2034		666	697
Machinery - Diversified - 0.06%				Banc of America Alternative Loan Trust 2005-
Cloud Crane LLC				6
10.13%, 08/01/2024 (c)		1,240	1,287	5.25%, 07/25/2035(j)		192	175
Xerium Technologies Inc				Banc of America Funding 2004-B Trust
9.50%, 08/15/2021(c)		243	249	2.80%, 11/20/2034(j)		225	209
			$1,536	Banc of America Funding 2005-5 Trust
Media- 0.43%				5.50%, 09/25/2035		78	81
Cablevision SA/Argentina				Banc of America Funding 2005-7 Trust
6.50%, 06/15/2021(c)		365	381	5.75%, 11/25/2035(j)		151	155
Cox Communications Inc				Banc of America Funding 2007-4 Trust
4.50%, 06/30/2043(c)		765	688	5.50%, 11/25/2034		226	224
4.70%, 12/15/2042(c)		380	352	Banc of America Mortgage 2005-A Trust
				2.96%, 02/25/2035(j)		63	62
DISH DBS Corp
5.88%, 11/15/2024		615	607	BCAP LLC Trust 2007-AA2
Globo Comunicacao e Participacoes SA				6.00%, 03/25/2022		315	311
4.84%, 06/08/2025(j)		5,363	5,537	Bear Stearns ARM Trust 2004-6
				5.14%, 09/25/2034(j)		863	791
Grupo Televisa SAB
7.25%, 05/14/2043	MXN	4,370	202	Bear Stearns ARM Trust 2005-12
				2.89%, 02/25/2036(j)		383	297
NBCUniversal Enterprise Inc
5.25%, 12/19/2049(c),(i)		$1,205	1,277	CHL Mortgage Pass-Through Trust 2004-12
				3.35%, 08/25/2034(j)		134	115
Time Warner Cable Inc
4.50%, 09/15/2042		645	624	CHL Mortgage Pass-Through Trust 2004-
				HYB4
WideOpenWest Finance LLC /				3.08%, 09/20/2034(j)		66	63
WideOpenWest Capital Corp
10.25%, 07/15/2019 (e)		1,950	2,052	CHL Mortgage Pass-Through Trust 2004-
			$11,720	HYB8
				3.13%, 01/20/2035(j)		110	105
Metal Fabrication & Hardware - 0.12%
				CHL Mortgage Pass-Through Trust 2005-11
Wise Metals Group LLC / Wise Alloys				0.79%, 04/25/2035(j)		120	94
Finance Corp
8.75%, 12/15/2018(c)		2,658	2,738	CHL Mortgage Pass-Through Trust 2005-21
				5.50%, 10/25/2035(j)		158	143
Zekelman Industries Inc
9.88%, 06/15/2023(c)		655	701	Citigroup Mortgage Loan Trust 2005-3
				2.99%, 08/25/2035(j)		883	818
			$3,439
				Citigroup Mortgage Loan Trust 2014-11
Mining - 0.19%				0.63%, 08/25/2036(c),(j)		948	826

AngloGold Ashanti Holdings PLC				Citigroup Mortgage Loan Trust 2015-2
5.13%, 08/01/2022		2,000	2,080	0.69%, 06/25/2047(c),(j)		841	725
5.38%, 04/15/2020		3,000	3,152
				Citigroup Mortgage Loan Trust Inc
			$5,232	2.96%, 05/25/2035(j)		114	106
Miscellaneous Manufacturers - 0.09%				CitiMortgage Alternative Loan Trust Series
GE Accounts Receivable Funding Master				2006	-A4
6.99%, 08/24/2017(e),(f),(j)		2,400	2,400
				6.00%, 09/25/2036		280	250
				Credit Suisse First Boston Mortgage Securities
Mortgage Backed Securities - 1.58%				Corp
				2.84%, 11/25/2033(j)		102	98
Adjustable Rate Mortgage Trust 2004-4
3.02%, 03/25/2035(j)		108	104	2.89%, 12/25/2033(j)		72	71
Alliance Bancorp Trust 2007-OA1				5.25%, 11/25/2020		571	561
0.76%, 07/25/2037(j)		1,188	860
				5.50%, 11/25/2035		182	164
Alternative Loan Trust 2003-20CB				5.75%, 11/25/2033		62	64
5.75%, 10/25/2033		108	112	CSFB Mortgage-Backed Trust Series 2004-
				AR4
Alternative Loan Trust 2003-9T1
5.50%, 07/25/2033(j)		93	92	3.00%, 05/25/2034(j)		275	258
Alternative Loan Trust 2004-14T2
5.50%, 08/25/2034		105	109

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

		Principal					Principal
BONDS (continued)		Amount (000's) Value (000's)			BONDS (continued)		Amount (000's) Value (000's)
Mortgage Backed Securities (continued)					Mortgage Backed Securities (continued)
Deutsche Alt-A Securities Inc Mortgage Loan					MASTR Alternative Loan Trust 2004-8
Trust Series 2005-5					6.00%, 09/25/2034			$494	$510
5.50%, 11/25/2035			$112	$105	Merrill Lynch Alternative Note Asset Trust
Deutsche Alt-A Securities Inc Mortgage Loan					Series 2007-F1
Trust Series 2005-6					6.00%, 03/25/2037			151	118
5.50%, 12/25/2035(j)			125	109	Merrill Lynch Mortgage Investors Trust Series
DSLA Mortgage Loan Trust 2005-AR5					MLCC 2006-1
0.84%, 09/19/2045(j)			227	164	2.97%, 02/25/2036(j)			1,034	948
Fannie Mae Connecticut Avenue Securities					Merrill Lynch Mortgage Investors Trust Series
6.07%, 04/25/2028(j)			5,000	5,386	MLCC 2006-2
6.52%, 09/25/2028(j)			750	821	2.58%, 05/25/2036(j)			58	56
Fannie Mae Interest Strip					Merrill Lynch Mortgage Investors Trust Series
4.00%, 11/25/2040(k)			19,546	2,768	MLCC 2007-1
Freddie Mac Structured Agency Credit Risk					2.96%, 01/25/2037(j)			133	124
Debt Notes					National City Mortgage Capital Trust
2.17%, 04/25/2024(j)			500	504	6.00%, 03/25/2038(j)			647	672
2.37%, 10/25/2027(j)			550	557	Newgate Funding 2007-3
2.72%, 02/25/2024(j)			500	513	0.34%, 12/15/2050(j)		EUR	170	179
4.77%, 11/25/2023(j)			250	261	RALI Series 2006-QO4 Trust
9.32%, 03/25/2028(j)			7,000	6,720	0.71%, 04/25/2046(j)			$244	197
9.87%, 04/25/2028(j)			1,000	1,000	RALI Series 2006-QO7 Trust
GMACM Mortgage Loan Trust 2005-AR4					0.73%, 09/25/2046(j)			114	84
3.56%, 07/19/2035(j)			119	108	RALI Series 2007-QO4 Trust
GSR Mortgage Loan Trust 2004-14					0.71%, 05/25/2047(j)			185	145
2.93%, 12/25/2034(j)			154	153	Residential Asset Securitization Trust 2005-
GSR Mortgage Loan Trust 2005-4F					A8	CB
6.50%, 02/25/2035			140	140	5.38%, 07/25/2035			376	333
Harborview Mortgage Loan Trust					RFMSI Series 2006-S1 Trust
0.88%, 10/19/2033(j)			1,033	964	5.75%, 01/25/2036			137	136
HarborView Mortgage Loan Trust 2006-10					Rmac 2005-Ns3 PLC
0.69%, 11/19/2036(j)			406	335	0.10%, 06/12/2043(j)		EUR	57	59
HarborView Mortgage Loan Trust 2006-7					RMAC Securities No 1 PLC
0.71%, 09/19/2046(j)			111	81	0.00%, 06/12/2044(b),(j)			110	112
IndyMac INDX Mortgage Loan Trust 2005-					Structured Adjustable Rate Mortgage Loan
AR11					Trust
2.94%, 08/25/2035(j)			954	786	0.83%, 07/25/2035(j)			$857	636
IndyMac INDX Mortgage Loan Trust 2005-					3.17%, 09/25/2034(j)			397	394
AR16	IP				Structured Adjustable Rate Mortgage Loan
1.16%, 07/25/2045(j)			274	224	Trust Series 2004-6
JP Morgan Alternative Loan Trust					2.86%, 06/25/2034(j)			176	173
2.77%, 03/25/2036(j)			789	653	Structured Asset Securities Corp Mortgage
2.85%, 03/25/2036(j)			25	18	Pass-Through Certificates Series 2004-20
JP Morgan Mortgage Trust 2005-A2					5.75%, 11/25/2034			127	129
2.76%, 04/25/2035(j)			228	219	Structured Asset Securities Corp Trust 2005-
JP Morgan Mortgage Trust 2005-S3					1
6.00%, 01/25/2036(j)			290	248	5.50%, 02/25/2035			177	180
JP Morgan Mortgage Trust 2006-A1					WaMu Mortgage Pass-Through Certificates
2.89%, 02/25/2036(j)			199	175	Series 2004-CB2 Trust
JP Morgan Mortgage Trust 2006-A7					5.50%, 07/25/2034			64	66
2.82%, 01/25/2037(j)			354	314	WaMu Mortgage Pass-Through Certificates
JP Morgan Mortgage Trust 2007-S1					Series 2006-AR19 Trust
5.75%, 03/25/2037			268	220	1.94%, 01/25/2047(j)			858	767
Lehman XS Trust Series 2005-7N					WaMu Mortgage Pass-Through Certificates
0.80%, 12/25/2035(j)			101	76	Series 2007-HY5 Trust
Lehman XS Trust Series 2006-4N					2.29%, 05/25/2037(j)			653	540
0.74%, 04/25/2046(j)			945	755	Washington Mutual Mortgage Pass-Through
Ludgate Funding PLC					Certificates WMALT Series 2006-2 Trust
0.00%, 01/01/2061(b),(j)		EUR	118	120	6.00%, 03/25/2036(j)			138	127
MASTR Adjustable Rate Mortgages Trust					Wedgewood Real Estate Trust 2016-1
2004-7					5.00%, 07/15/2046(c)			185	184
2.86%, 07/25/2034(j)			$259	250	Wells Fargo Mortgage Backed Securities
MASTR Adjustable Rate Mortgages Trust					2003-M Trust
2005-2					2.79%, 12/25/2033(j)			288	289
3.02%, 03/25/2035(j)			737	572	Wells Fargo Mortgage Backed Securities
MASTR Adjustable Rate Mortgages Trust					2005-11 Trust
2006-2					5.50%, 11/25/2035			40	41
3.06%, 04/25/2036(j)			176	160	Wells Fargo Mortgage Backed Securities
MASTR Alternative Loan Trust 2003-9					2005-16 Trust
5.25%, 11/25/2033			90	92	6.00%, 01/25/2036(j)			165	163
MASTR Alternative Loan Trust 2004-5					Wells Fargo Mortgage Backed Securities
5.50%, 06/25/2034			92	94	2005-AR10 Trust
6.00%, 06/25/2034			110	113	2.93%, 05/01/2035(j)			93	97

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)
Mortgage Backed Securities (continued)			Oil & Gas (continued)
Wells Fargo Mortgage Backed Securities			Parsley Energy LLC / Parsley Finance
Trust			Corp (continued)
2.99%, 08/25/2034(j)	$131	$133	7.50%, 02/15/2022(c)			$105	$111
		$43,577	Petrobras Global Finance BV
Municipals - 0.15%			3.75%, 01/14/2021		EUR	3,290	3,505
Provincia de Mendoza Argentina			5.38%, 01/27/2021			$2,015	1,942
8.38%, 05/19/2024(c)	3,990	4,199	6.25%, 12/14/2026		GBP	1,000	1,195
			8.38%, 05/23/2021(m)			$11,700	12,589
Oil & Gas - 2.14%			8.75%, 05/23/2026			425	466
Anadarko Petroleum Corp			Petroleos de Venezuela SA
4.50%, 07/15/2044	35	32	6.00%, 11/15/2026			5,500	1,994
Antero Resources Corp			Petroleos Mexicanos
5.13%, 12/01/2022	495	489	7.65%, 11/24/2021(c),(j)		MXN	6,500	336
5.38%, 11/01/2021	65	65	RSP Permian Inc
Baytex Energy Corp			6.63%, 10/01/2022			$1,665	1,732
5.13%, 06/01/2021(c)	35	29	Sabine Oil & Gas Corp
5.63%, 06/01/2024(c)	205	166	0.00%, 06/15/2019(b)			300	1
Bonanza Creek Energy Inc			Shell International Finance BV
0.00%, 04/15/2021(b)	55	25	1.03%, 11/15/2016(j)			455	455
0.00%, 02/01/2023(b)	210	90	SM Energy Co
BP Capital Markets PLC			5.00%, 01/15/2024			385	352
1.21%, 11/07/2016(j)	385	385	6.13%, 11/15/2022			425	413
1.24%, 02/13/2018(j)	255	255	Tengizchevroil Finance Co International Ltd
California Resources Corp			4.00%, 08/15/2026(c)			2,500	2,492
5.50%, 09/15/2021	18	9	Transocean Inc
6.00%, 11/15/2024	89	43	9.00%, 07/15/2023(c)			1,139	1,096
8.00%, 12/15/2022(c)	265	179	Western Refining Logistics LP / WNRL
Chesapeake Energy Corp			Finance Corp
4.88%, 04/15/2022	635	486	7.50%, 02/15/2023			395	405
6.13%, 02/15/2021	35	29	Whiting Petroleum Corp
6.63%, 08/15/2020	25	22	5.00%, 03/15/2019			90	83
Concho Resources Inc			YPF SA
5.50%, 04/01/2023	985	1,017	31.35%, 07/07/2020 (c),(j)			410	453
ConocoPhillips			Zhaikmunai LLP
6.50%, 02/01/2039	220	289	6.38%, 02/14/2019			6,421	5,973
Continental Resources Inc/OK							$59,031
3.80%, 06/01/2024	280	253	Other Asset Backed Securities - 1.43%
4.50%, 04/15/2023	135	127	AIM Aviation Finance Ltd
5.00%, 09/15/2022	2,890	2,796	5.07%, 02/15/2040(c),(j)			1,325	1,279
Delek & Avner Tamar Bond Ltd			Ajax Mortgage Loan Trust 2016-B
5.41%, 12/30/2025(c)	5,200	5,642	4.00%, 09/25/2065(c)			425	424
Devon Energy Corp			American Homes 4 Rent 2014-SFR1
5.00%, 06/15/2045	350	336	3.01%, 06/17/2031(c),(j)			645	632
Genel Energy Finance PLC			American Homes 4 Rent 2014-SFR2 Trust
7.50%, 05/14/2019(c)	4,400	3,476	5.15%, 10/17/2036(c),(j)			280	307
Halcon Resources Corp			6.23%, 10/17/2036(c),(j)			695	761
8.63%, 02/01/2020(c)	380	361	American Homes 4 Rent 2014-SFR3 Trust
Matador Resources Co			6.42%, 12/17/2036(c),(j)			900	999
6.88%, 04/15/2023	957	988	American Homes 4 Rent 2015-SFR1
MEG Energy Corp			5.64%, 04/17/2052(c),(j)			1,045	1,101
6.38%, 01/30/2023(c)	295	230	AMMC CLO 17 Ltd
6.50%, 03/15/2021(c)	40	33	7.57%, 11/15/2027(c),(e),(j)			2,500	2,357
7.00%, 03/31/2024(c)	485	390	AMMC CLO 18 Ltd
Midstates Petroleum Co Inc / Midstates			7.34%, 05/26/2028(c),(e),(j)			1,750	1,634
Petroleum Co LLC			Apidos CLO XXII
0.00%, 06/01/2020(b)	1,471	986	6.70%, 10/20/2027(c),(e),(j)			750	698
Noble Energy Inc			Avery Point VII CLO Ltd
5.05%, 11/15/2044	225	225	7.28%, 01/15/2028(c),(e),(j)			1,400	1,318
Noble Holding International Ltd			8.68%, 01/15/2028(c),(e),(j)			1,050	840
5.25%, 03/15/2042	835	493	Bayview Opportunity Master Fund IIa Trust
Oasis Petroleum Inc			2016-RP	L3
6.88%, 03/15/2022	300	279	3.47%, 07/28/2031(c),(j)			200	200
Odebrecht Offshore Drilling Finance Ltd			BlueMountain CLO 2013-4 Ltd
6.75%, 10/01/2023(c)	2,169	325	6.33%, 04/15/2025(c),(e),(j)			3,000	2,074
6.75%, 10/01/2023	12,360	1,854	Bowman Park CLO Ltd
OGX Austria GmbH			6.22%, 11/23/2025(c),(e),(j)			1,000	908
0.00%, 06/01/2018(b),(c),(e)	600	—	CAM Mortgage LLC 2015-1
0.00%, 04/01/2022(b),(c),(e)	1,100	—	3.50%, 07/15/2064(c)			376	376
Pacific Exploration and Production Corp			CAM Mortgage Trust 2016-1
0.00%, 01/26/2019(b),(c)	690	121	4.00%, 01/15/2056(c),(j)			232	230
0.00%, 03/28/2023(b),(c)	2,270	397	5.00%, 01/15/2056(c),(j)			545	527
Parsley Energy LLC / Parsley Finance Corp			CLI Funding V LLC
6.25%, 06/01/2024(c)	500	516	3.38%, 10/18/2029(c)			571	553

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Other Asset Backed Securities (continued)				Other Asset Backed Securities (continued)
Colony American Finance 2015-1 Ltd				VOLT XXXIV LLC
5.65%, 10/15/2047(c)		$550	$555	3.25%, 02/25/2055(c)		$75	$75
Colony American Finance 2016-1 Ltd							$39,292
4.64%, 06/15/2048(c),(j)		260	264	Pharmaceuticals - 0.53%
Colony American Homes 2014-1				Actavis Funding SCS
2.36%, 05/17/2031(c),(j)		290	288	1.55%, 09/01/2016(j)		1,035	1,035
Colony American Homes 2014-2				Endo Ltd / Endo Finance LLC / Endo Finco
3.72%, 07/17/2031(c),(j)		1,000	968	Inc
Cronos Containers Program I Ltd				6.50%, 02/01/2025(c),(j)		2,000	1,775
3.27%, 11/18/2029(c)		834	803	Express Scripts Holding Co
GCA2014 Holdings Ltd - Class C				4.50%, 02/25/2026		1,320	1,459
6.00%, 01/05/2030(c),(e),(f),(j)		580	446	Johnson & Johnson
GCA2014 Holdings Ltd - Class D				0.90%, 11/28/2016(j)		430	430
7.50%, 01/05/2030(c),(e),(f),(j)		227	141	Teva Pharmaceutical Finance Netherlands III
GCA2014 Holdings Ltd - Class E				BV
0.00%, 01/05/2030(b),(c),(e),(f),(j)		1,030	144	3.15%, 10/01/2026		500	503
Global Container Assets Ltd				Valeant Pharmaceuticals International Inc
4.50%, 02/05/2030(c),(j)		368	352	4.50%, 05/15/2023(c)	EUR	1,340	1,241
Invitation Homes 2014-SFR1 Trust				5.50%, 03/01/2023(c)		$770	672
2.01%, 06/17/2031(c),(j)		895	893	5.63%, 12/01/2021(c)		275	248
Invitation Homes 2015-SFR1 Trust				5.88%, 05/15/2023(c)		3,300	2,904
4.71%, 03/17/2032(c),(j)		280	283	6.13%, 04/15/2025(c)		5,000	4,394
Kabbage Funding 2014-1 Resecuritization							$14,661
Trust				Pipelines - 0.40%
10.51%, 03/08/2018 (c),(e),(f),(j)		4,786	4,450
				Crestwood Midstream Partners LP /
Magnetite IX Ltd				Crestwood Midstream Finance Corp
6.46%, 07/25/2026(c),(e),(j)		1,750	1,242
				6.13%, 03/01/2022		485	472
NYMT Residential 2016-RP1				Energy Transfer Partners LP
4.00%, 03/25/2021(c),(j)		270	270	5.15%, 03/15/2045		100	96
Oak Hill Advisors Residential Loan Trust				6.13%, 12/15/2045		1,275	1,369
2015-NP	L2			EnLink Midstream Partners LP
3.72%, 07/25/2055(c),(j)		491	487	5.05%, 04/01/2045		340	295
OneMain Financial Issuance Trust 2014-2				5.60%, 04/01/2044		200	185
2.47%, 09/18/2024(c)		117	117
3.02%, 09/18/2024(c),(j)		130	130	Enterprise Products Operating LLC
				3.70%, 02/15/2026		160	167
5.31%, 09/18/2024(c),(j)		1,210	1,192
				Kinder Morgan Energy Partners LP
OneMain Financial Issuance Trust 2015-1				3.45%, 02/15/2023		140	139
3.19%, 03/18/2026(c),(j)		220	222
				3.50%, 09/01/2023		200	198
OneMain Financial Issuance Trust 2015-3				4.70%, 11/01/2042		285	263
4.16%, 11/20/2028(c),(j)		790	774	5.00%, 08/15/2042		710	687
OneMain Financial Issuance Trust 2016-2				5.00%, 03/01/2043		60	58
5.94%, 03/20/2028(c)		720	749
				5.63%, 09/01/2041		440	450
RCO Depositor II LLC				MPLX LP
4.50%, 11/25/2045(c),(j)		509	508
				4.00%, 02/15/2025		115	112
5.00%, 11/25/2045(c)		800	764	4.50%, 07/15/2023(c)		190	192
Rise Ltd				4.88%, 12/01/2024(c)		1,080	1,105
4.75%, 02/15/2039(e),(j)		422	417
				Plains All American Pipeline LP / PAA
Shenton Aircraft Investment I Ltd				Finance Corp
4.75%, 10/15/2042(c)		1,175	1,158	4.90%, 02/15/2045		745	686
Sierra Timeshare 2012-1 Receivables Funding				Sabine Pass Liquefaction LLC
LLC				5.63%, 03/01/2025		1,030	1,089
2.84%, 11/20/2028(c)		20	20	Targa Resources Partners LP / Targa
Sierra Timeshare 2013-1 Receivables Funding				Resources Partners Finance Corp
LLC				4.25%, 11/15/2023		35	34
1.59%, 11/20/2029(c),(j)		93	92	5.25%, 05/01/2023		135	137
Sierra Timeshare 2013-3 Receivables Funding				6.38%, 08/01/2022		210	217
LLC				6.75%, 03/15/2024(c)		1,190	1,264
2.20%, 10/20/2030(c),(j)		210	210	Williams Partners LP
TAL Advantage V LLC				3.90%, 01/15/2025		240	239
3.55%, 11/20/2038(c),(j)		381	374
				4.00%, 09/15/2025		925	926
THL Credit Wind River 2014-3 CLO Ltd				5.10%, 09/15/2045		250	245
6.30%, 01/22/2027(c),(e),(j)		3,000	2,697
				6.30%, 04/15/2040		470	513
US Residential Opportunity Fund III Trust							$11,138
2016-1				Real Estate - 0.49%
3.47%, 07/27/2036(c)		195	195
				MAF Global Securities Ltd
VOLT XL LLC				7.13%, 10/29/2049(i),(j)		10,500	11,222
4.88%, 11/27/2045(c)		320	305
				Rialto Holdings LLC / Rialto Corp
VOLT XLVIII LLC				7.00%, 12/01/2018(c)		2,238	2,271
3.50%, 07/25/2046(c)		195	195
							$13,493
VOLT XXXI LLC
3.38%, 02/25/2055(c),(j)		294	294	REITS- 0.35%
				Brixmor Operating Partnership LP
				3.85%, 02/01/2025		1,000	1,020

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
REITS (continued)				Sovereign (continued)
Brixmor Operating Partnership				Serbia International Bond
LP (continued)				4.88%, 02/25/2020		$11,150	$11,596
4.13%, 06/15/2026		$235	$244	5.25%, 11/21/2017(c)		3,950	4,082
Communications Sales & Leasing Inc / CSL				Slovenia Government International Bond
Capital LLC				5.50%, 10/26/2022		20,487	23,672
8.25%, 10/15/2023		4,000	4,170	Spain Letras del Tesoro
Healthcare Realty Trust Inc				0.00%, 10/14/2016(b)	EUR	5,260	5,870
3.88%, 05/01/2025		690	708	0.00%, 11/18/2016(b)		6,400	7,144
Host Hotels & Resorts LP				Venezuela Government International Bond
5.25%, 03/15/2022		265	292	7.65%, 04/21/2025		$5,000	2,140
Trust F/1401							$217,075
5.25%, 01/30/2026(c)		2,900	3,096	Student Loan Asset Backed Securities - 0.06%
			$9,530	SoFi Professional Loan Program 2014-B
Savings & Loans - 0.02%				LLC
Flagstar Bancorp Inc				1.77%, 08/25/2032(c),(j)		80	80
6.13%, 07/15/2021(c)		677	691	SoFi Professional Loan Program 2015-A
				LLC
Software - 0.12%				1.72%, 03/25/2033(c),(j)		506	506
Cengage Learning Inc				SoFi Professional Loan Program 2015-C
9.50%, 06/15/2024(c)		750	767	LLC
Open Text Corp				3.58%, 08/25/2036(c),(j)		150	151
5.88%, 06/01/2026(c)		1,290	1,351	Sofi Professional Loan Program 2016-A LLC
Oracle Corp				3.57%, 01/26/2038(c),(j)		810	813
0.86%, 07/07/2017(j)		1,075	1,077				$1,550
			$3,195	Supranational Bank - 1.06%
Sovereign - 7.88%				African Export-Import Bank
1MDB Global Investments Ltd				3.88%, 06/04/2018(m)		10,000	10,229
4.40%, 03/09/2023		13,200	11,221	Banque Ouest Africaine de Developpement
Banco Nacional de Desenvolvimento				5.50%, 05/06/2021(c)		8,530	8,999
Economico e Social				5.50%, 05/06/2021(m)		2,000	2,110
3.63%, 01/21/2019	EUR	5,000	5,706	Black Sea Trade & Development Bank
Brazil Minas SPE via State of Minas Gerais				4.88%, 05/06/2021(c),(m)		6,400	6,809
5.33%, 02/15/2028(j)		$13,800	13,317	International Bank for Reconstruction &
Brazil Notas do Tesouro Nacional Serie F				Development
10.00%, 01/01/2025	BRL	32,000	8,937	1.38%, 05/24/2021		1,035	1,034
10.00%, 01/01/2017		8,000	2,447				$29,181
Costa Rica Government International Bond				Telecommunications - 1.00%
4.38%, 04/30/2025(c)		$4,671	4,589	Alcatel-Lucent USA Inc
Croatia Government International Bond				6.45%, 03/15/2029		915	995
3.00%, 03/11/2025	EUR	7,542	8,404	6.50%, 01/15/2028		385	414
Gabon Government International Bond				Digicel Group Ltd
6.38%, 12/12/2024		$3,750	3,477	7.13%, 04/01/2022		4,700	3,807
6.95%, 06/16/2025		2,900	2,712	Digicel Ltd
Ghana Government International Bond				6.00%, 04/15/2021		9,800	8,955
7.88%, 08/07/2023(c)		2,887	2,660	Goodman Networks Inc
8.13%, 01/18/2026(c)		400	368	12.13%, 07/01/2018		1,807	894
Honduras Government International Bond				GTH Finance BV
8.75%, 12/16/2020		3,780	4,375	6.25%, 04/26/2020(c)		8,250	8,663
Hungary Government International Bond				Intelsat Jackson Holdings SA
5.75%, 11/22/2023		12,900	15,036	8.00%, 02/15/2024(c)		2,420	2,429
Indonesia Treasury Bond				Oi SA
7.88%, 04/15/2019	IDR 71,500,000		5,541	0.00%, 09/15/2016(b),(c)	BRL	1,475	85
Iraq International Bond				Verizon Communications Inc
5.80%, 01/15/2028(e)		$8,800	7,117	2.41%, 09/14/2018(j)		$1,170	1,203
Italy Buoni Ordinari del Tesoro BOT							$27,445
0.00%, 10/14/2016(b)	EUR	5,260	5,870
				Textiles - 0.06%
KazAgro National Management Holding JSC				Springs Industries Inc
3.26%, 05/22/2019		6,650	7,269	6.25%, 06/01/2021(e)		1,562	1,626
4.63%, 05/24/2023		$3,350	3,199
Kenya Government International Bond				TOTAL BONDS			$735,798
6.88%, 06/24/2024		5,500	5,370		Principal
Malaysia Government Bond				CONVERTIBLE BONDS - 2.20%	Amount (000's) Value (000's)
4.25%, 05/31/2035	MYR	50,000	12,522	Automobile Parts & Equipment - 0.02%
Montenegro Government International Bond
3.88%, 03/18/2020(c)	EUR	11,775	12,941	Meritor Inc
				7.88%, 03/01/2026		325	440
Poland Government Bond
4.75%, 04/25/2017	PLN	9,125	2,383	Biotechnology - 0.07%
Portugal Treasury Bill
				Acorda Therapeutics Inc
0.00%, 09/23/2016(b)	EUR	5,260	5,868	1.75%, 06/15/2021(a)		875	740
0.00%, 11/18/2016(b)		6,400	7,140
				Ionis Pharmaceuticals Inc
Romanian Government International Bond				1.00%, 11/15/2021		785	677
6.13%, 01/22/2044		$3,050	4,102

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

	Principal				Principal
CONVERTIBLE BONDS (continued)	Amount (000's) Value (000's)			CONVERTIBLE BONDS (continued)	Amount (000's) Value (000's)
Biotechnology (continued)				Oil & Gas (continued)
Medicines Co/The				Chesapeake Energy Corp
2.50%, 01/15/2022		$425	$562	2.50%, 05/15/2037	$490	$487
			$1,979	Cobalt International Energy Inc
Coal- 0.00%				2.63%, 12/01/2019	1,000	456
Alpha Natural Resources Inc				Whiting Petroleum Corp
0.00%, 12/15/2020(b)		100	1	1.25%, 06/05/2020	221	190
				1.25%, 06/05/2020	1,986	1,706
Diversified Financial Services - 0.02%						$3,302
Element Financial Corp				Pharmaceuticals - 0.03%
5.13%, 06/30/2019(c)	CAD	725	608	Herbalife Ltd
				2.00%, 08/15/2019	900	893
Electric - 0.03%
NRG Yield Inc				REITS- 0.11%
3.25%, 06/01/2020(c)		$225	220	Colony Capital Inc
3.50%, 02/01/2019(c)		650	652	3.88%, 01/15/2021	625	613
			$872	Redwood Trust Inc
Electrical Components & Equipment - 0.02%				4.63%, 04/15/2018	85	85
General Cable Corp				Spirit Realty Capital Inc
4.50%, 11/15/2029(a),(j)		75	53	2.88%, 05/15/2019	825	911
SunPower Corp				3.75%, 05/15/2021	150	170
0.75%, 06/01/2018		575	520	Starwood Property Trust Inc
			$573	3.75%, 10/15/2017	225	232
Electronics - 0.04%				4.55%, 03/01/2018	875	962
TTM Technologies Inc						$2,973
1.75%, 12/15/2020		550	687	Semiconductors - 1.04%
Vishay Intertechnology Inc				Cypress Semiconductor Corp
2.25%, 11/15/2040		300	335	4.50%, 01/15/2022(c)	195	217
			$1,022	Intel Corp
Energy - Alternate Sources - 0.01%				3.25%, 08/01/2039	3,501	6,123
SunEdison Inc				Microchip Technology Inc
0.00%, 10/01/2018(b)		400	26	2.13%, 12/15/2037	600	1,546
0.00%, 01/15/2020(b),(c)		1,425	93	Micron Technology Inc
0.00%, 01/01/2021(b)		725	47	3.13%, 05/01/2032	300	535
			$166	Novellus Systems Inc
Healthcare - Services - 0.17%				2.63%, 05/15/2041	3,708	10,183
Anthem Inc				NVIDIA Corp
2.75%, 10/15/2042(a)		2,450	4,281	1.00%, 12/01/2018	3,225	9,810
Brookdale Senior Living Inc				ON Semiconductor Corp
2.75%, 06/15/2018		310	310	2.63%, 12/15/2026	300	328
			$4,591			$28,742
Holding Companies - Diversified - 0.01%				Telecommunications - 0.09%
RWT Holdings Inc				CalAmp Corp
5.63%, 11/15/2019		185	188	1.63%, 05/15/2020	10	9
				Ciena Corp
				3.75%, 10/15/2018(c)	475	596
Home Builders - 0.01%
CalAtlantic Group Inc				Palo Alto Networks Inc
				0.00%, 07/01/2019(b)	1,225	1,640
0.25%, 06/01/2019		205	191
				Viavi Solutions Inc
Internet - 0.13%				0.63%, 08/15/2033	330	331
LinkedIn Corp						$2,576
0.50%, 11/01/2019		665	660	Transportation - 0.02%
VeriSign Inc				Ship Finance International Ltd
4.48%, 08/15/2037(j)		1,325	2,882	3.25%, 02/01/2018	600	642
			$3,542
Investment Companies - 0.15%				TOTAL CONVERTIBLE BONDS		$60,474
Aabar Investments PJSC				SENIOR FLOATING RATE INTERESTS -	Principal
1.00%, 03/27/2022	EUR	5,500	4,181	2.68%	Amount (000's) Value (000's)
				Advertising - 0.15%
Media- 0.10%				Affinion Group Inc, Term Loan B
DISH Network Corp				6.75%, 04/30/2018(j)	$2,636	$2,538
3.38%, 08/15/2026(c)		$2,575	2,686	Polyconcept North America Holdings Inc,
Liberty Media Corp				Term Loan B
2.25%, 09/30/2046(c)		180	185	6.25%, 08/10/2023(j)	1,500	1,500
			$2,871			$4,038
Miscellaneous Manufacturers - 0.01%				Aerospace & Defense - 0.04%
Trinity Industries Inc				CAMP International Holding Co, Term Loan
3.88%, 06/01/2036		100	121	0.00%, 08/11/2023(j),(n)	1,000	993

Oil & Gas - 0.12%				Agriculture - 0.01%
Cheniere Energy Inc				Pinnacle Operating Corp, Term Loan B
4.25%, 03/15/2045		750	463	4.75%, 11/14/2018(j)	164	151

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Automobile Manufacturers - 0.05%			Environmental Control - 0.05%
CH Hold Corp, Term Loan			USS Parent Holding Corp, Term Loan
6.25%, 11/20/2019(j)	$1,496	$1,489	5.50%, 08/10/2023(j)		$1,308	$1,307

Automobile Parts & Equipment - 0.05%			Food- 0.15%
Inteva Products LLC			Amplify Snack Brands Inc, Term Loan
0.00%, 08/31/2021(j),(n)	1,500	1,485	0.00%, 08/24/2023(j),(n)		1,500	1,487
			ASP MSG Acquisition Co Inc, Term Loan
Building Materials - 0.02%			0.00%, 08/04/2023(j),(n)		1,000	1,001
Headwaters Inc, Term Loan B1			US Foods Inc, Term Loan B
4.00%, 03/24/2022(j)	445	445	4.00%, 06/15/2023(j)		1,500	1,507
						$3,995
Chemicals - 0.04%			Forest Products & Paper - 0.04%
Vantage Specialties Inc, Term Loan B			Verso Paper Holdings LLC, Term Loan
5.50%, 02/10/2019(j)	1,000	993	EXIT
			12.00%, 09/24/2021 (j)		1,000	970
Coal- 0.05%
Gulf Finance LLC, Term Loan			Healthcare - Services - 0.02%
0.00%, 08/17/2023(j),(n)	1,500	1,453	21st Century Oncology Inc, Term Loan B
			0.00%, 04/30/2022(j),(n)		495	470
Commercial Services - 0.23%
Allied Universal Holdco LLC, Term Loan			Holding Companies - Diversified - 0.05%
4.75%, 07/27/2022(j)	960	941	Travelport Finance Luxembourg Sarl, Term
Corporate Risk Holdings LLC, Term Loan B			Loan B
8.25%, 07/01/2019(j)	4,142	3,873	5.00%, 09/02/2021(j)		1,496	1,497
Oasis Outsourcing Holdings Inc, Term Loan
5.75%, 12/21/2027(j)	1,500	1,504	Insurance - 0.13%
		$6,318	Alliant Holdings Intermediate LLC, Term
Computers - 0.08%			Loan B2
Everi Payments Inc, Term Loan B			5.00%, 08/14/2022(j)		223	223
0.00%, 12/18/2020(j),(n)	255	242	Asurion LLC, Term Loan
Sybil Software LLC, Term Loan B			0.00%, 08/10/2021(j),(n)		2,500	2,487
0.00%, 08/03/2022(j),(n)	1,500	1,502	0.00%, 08/10/2021(j),(n)		615	612
Western Digital Corp, Term Loan B			Cunningham Lindsey US Inc, Term Loan B
4.50%, 04/29/2023(j)	577	580	5.00%, 10/18/2019(j)		489	393
		$2,324				$3,715
Distribution & Wholesale - 0.05%			Internet - 0.05%
ABB Con-Cise Optical Group LLC, Term			ProQuest LLC, Term Loan B
Loan B			5.75%, 09/24/2021(j)		1,496	1,481
6.00%, 06/01/2023(j)	1,500	1,505
			Leisure Products & Services - 0.01%
Diversified Financial Services - 0.01%			SRAM LLC, Term Loan B
IG Investments Holdings LLC, Term Loan B			4.04%, 06/07/2018(j)		294	281
0.00%, 10/31/2021(j),(n)	400	401
			Leisure Time - 0.11%
Electric - 0.09%			AMF Bowling Centers Inc, Term Loan
Primeline Utility Services LLC, Term Loan			0.00%, 08/17/2023(j),(n)		1,500	1,488
B			0.00%, 02/16/2024(j),(n)		1,500	1,470
6.50%, 11/14/2022(j)	1,000	999				$2,958
Star West Generation LLC, Term Loan B			Lodging - 0.06%
5.75%, 03/13/2020(j)	805	543	Boyd Gaming Corp, Term Loan
Texas Competitive Electric Holdings Co LLC,			0.00%, 08/16/2023(j),(n)		153	154
Term Loan			Diamond Resorts International Inc, Term
7.08%, 07/27/2023(j)	814	816	Loan
7.08%, 07/27/2023(j)	186	186	0.00%, 08/17/2023(j),(n)		1,500	1,478
		$2,544				$1,632
Electronics - 0.05%			Metal Fabrication & Hardware - 0.05%
Aclara Technologies LLC, Term Loan			Eco-Bat Technologies Ltd, PIK Term Loan
0.00%, 08/17/2023(j),(n)	1,500	1,489	0.00%, PIK 11.00%, 03/31/2017 (j),(l),(n)	EUR	5,310	1,436

Engineering & Construction - 0.01%			Miscellaneous Manufacturers - 0.02%
Engility Corp, Term Loan			Gates Global LLC, Term Loan B
5.75%, 08/04/2023(j)	256	257	4.25%, 06/11/2021(j)		$624	613

Entertainment - 0.16%			Office & Business Equipment - 0.07%
NEP/NCP Holdco Inc, Term Loan B2			Eastman Kodak Co, Term Loan EXIT
4.25%, 01/22/2020(j)	1,496	1,488	7.25%, 09/03/2019(j)		1,968	1,951
Scientific Games International Inc, Term Loan
B1			Oil & Gas - 0.05%
6.00%, 05/22/2020(j)	1,496	1,496	California Resources Corp, Term Loan
VGD Merger Sub LLC, Term Loan B			0.00%, 12/31/2021(j),(n)		695	728
5.00%, 07/22/2023(j)	1,500	1,503
		$4,487

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal			U.S. GOVERNMENT & GOVERNMENT		Principal
(continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)		Amount (000's)	Value(000	's)
Oil & Gas (continued)				U.S. Treasury (continued)
Chesapeake Energy Corp, Term Loan				3.75%, 08/15/2041(m)		$308	$404
0.00%, 08/17/2021(j),(n)	$546	$563		3.75%, 11/15/2043(m)		85,619	113,706
		$1,291					$268,644
Oil & Gas Services - 0.06%				U.S. Treasury Bill - 0.03%
CGG Holding US Inc, Term Loan				0.39%, 01/12/2017(q)		850	849
6.50%, 05/15/2019(j)	1,995	1,689
				U.S. Treasury Strip - 0.20%
Pharmaceuticals - 0.06%				0.00%, 02/15/2044(b),(j),(r)		10,356	5,559
Vizient Inc, Term Loan B
6.25%, 02/09/2023(j)	1,496	1,512		TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
				OBLIGATIONS			$297,880
Pipelines - 0.03%						Maturity
Energy Transfer Equity LP, Term Loan				REPURCHASE AGREEMENTS - 13.89%		Amount (000's)	Value(000	's)
3.29%, 11/15/2019(j)	593	582		Banks- 13.89%
Southcross Energy Partners LP, Term Loan B				Barclays Bank PLC Repurchase Agreement		$5,049	$5,050
5.25%, 07/29/2021(j)	291	234		(0.50)% dated 08/25/2016 (collateralized
		$816		by Angolan Government International
Retail - 0.12%				Bond; $5,156,319; 9.50%; dated
Harbor Freight Tools USA Inc, Term Loan				11/12/25	)(s)
4.00%, 08/16/2023(j),(n)	1,227	1,229		Barclays Bank PLC Repurchase Agreement on		14,280	14,281
4.00%, 08/16/2023(j)	280	281		securities sold short; (0.75)% dated
Leslie's Poolmart Inc, Term Loan				08/25/2016 (collateralized by Saudi
0.00%, 08/09/2023(j),(n)	1,500	1,509		Electricity Global Sukuk Co 2;
Talbots Inc/The, Term Loan B				$14,543,137; 3.47%; dated 04/08/23)(s)
5.50%, 03/13/2020(j)	287	280		Barclays Bank PLC Repurchase Agreement on		5,163	5,163
		$3,299		securities sold short; (0.80)% dated
Semiconductors - 0.01%				08/25/2016 (collateralized by Oman
Cavium Inc, Term Loan				Government International Bond;
3.75%, 08/10/2022(j)	175	175		$5,220,919; 4.75%; dated 06/15/26)(s)
				Barclays Bank PLC Repurchase Agreement on		5,655	5,709
Software - 0.11%				securities sold short; (1.60)% dated
Cengage Learning Inc, Term Loan B				01/20/2016 (collateralized by Rio Tinto
5.25%, 06/07/2023(j)	1,500	1,497		Finance PLC; $6,789,968; 2.88%; dated
SolarWinds Holdings Inc, Term Loan B				12/11/24)(s)
5.50%, 02/03/2023(j)	1,500	1,505		Merrill Lynch Repurchase Agreement on		3,028	3,028
		$3,002		securities sold short; (0.22)% dated
Telecommunications - 0.23%				08/31/2016 maturing 09/01/2016
Global Tel*Link Corp, Term Loan				(collateralized by United States Treasury
0.00%, 05/23/2020(j),(n)	784	747		Note/Bond; $3,025,734; 1.50%; dated
Integra Telecom Holdings Inc, Term Loan B				08/15/26)
5.25%, 08/14/2020(j)	1,136	1,124		Merrill Lynch Repurchase Agreement on		94,705	94,704
Intelsat Jackson Holdings SA, Term Loan B2				securities sold short; 0.25% dated
3.75%, 06/30/2019(j)	4,656	4,416		08/31/2016 maturing 09/01/2016
		$6,287		(collateralized by United States Treasury
Transportation - 0.11%				Note/Bond; $94,664,613; 2.50%; dated
OSG Bulk Ships Inc, Term Loan B-EXIT				05/15/46)
5.25%, 07/22/2019(j)	178	176		Merrill Lynch Repurchase Agreement on		611	611
SIRVA Worldwide Inc, Term Loan				securities sold short; (0.25)% dated
0.00%, 03/22/2019(e),(j),(n)	2,000	1,967		08/22/2016 (collateralized by Colombia
YRC Worldwide Inc, Term Loan				Government International Bond; $608,434;
8.00%, 02/13/2019(j)	1,000	940		5.00%; dated 06/15/45)(s)
		$3,083		Merrill Lynch Repurchase Agreement on		47,720	47,709
TOTAL SENIOR FLOATING RATE INTERESTS		$73,832		securities sold short; 0.27% dated
				08/03/2016 maturing 09/30/2016
U.S. GOVERNMENT & GOVERNMENT				(collateralized by United States Treasury
	Principal			Note/Bond; $46,945,043; 4.50%; dated
AGENCY OBLIGATIONS - 10.82%	Amount (000's)	Value(000	's)	02/15/36)

Federal National Mortgage Association (FNMA) - 0.83%
3.00%, 09/01/2045(o)	$22,000	$22,828
				Merrill Lynch Repurchase Agreement on		10,366	10,366
				securities sold short; 0.28% dated
U.S. Treasury - 9.76%
0.75%, 04/30/2018(p)	1,000	999		08/31/2016 maturing 09/01/2016
0.75%, 08/15/2019(m)	10,590	10,542		(collateralized by United States Treasury
0.88%, 05/15/2019(m)	5,586	5,585		Note/Bond; $10,356,897; 5.38%; dated
1.13%, 06/30/2021(m)	2,580	2,572		02/15/31)
1.25%, 03/31/2021(m)	2,475	2,483		Merrill Lynch Repurchase Agreement on		16,729	16,729
1.38%, 04/30/2021(m)	3,895	3,929		securities sold short; 0.35% dated
1.38%, 05/31/2021(m)	4,762	4,805		08/31/2016 maturing 09/01/2016
1.63%, 02/15/2026(m)	5,379	5,401		(collateralized by United States Treasury
2.25%, 11/15/2025(m)	32,790	34,699		Note/Bond; $16,714,033; 0.75%; dated
2.25%, 08/15/2046(m)	28,123	28,232		07/15/19)
2.50%, 02/15/2046	500	528
3.38%, 05/15/2044	14,921	18,582
3.63%, 02/15/2044(m)	27,843	36,177

See accompanying notes.

Schedule of Investments Global Multi-Strategy Fund August 31, 2016

REPURCHASE AGREEMENTS	Maturity		REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)
Banks (continued)			Banks (continued)
Merrill Lynch Repurchase Agreement on	$1,222	$1,222	Merrill Lynch Repurchase Agreement; 0.54% $	3,540	$3,540
securities sold short; (0.40)% dated			dated 08/31/2016 maturing 09/01/2016
08/22/2016 (collateralized by South Africa			(collateralized by United States Treasury
Government International Bond;			Note/Bond; $3,540,329; 1.38%; dated
$1,176,051; 4.88%; dated 04/14/26)(s)			04/30/21)
Merrill Lynch Repurchase Agreement on	11,151	11,150	Merrill Lynch Repurchase Agreement on	44	44
securities sold short; 0.37% dated			securities sold short; (0.50)% dated
08/31/2016 maturing 09/01/2016			08/03/2016 (collateralized by Turkey
(collateralized by United States Treasury			Government International Bond; $43,495;
Note/Bond; $11,135,999; 6.25%; dated			7.38%; dated 02/05/25)(s)
05/15/30)			Merrill Lynch Repurchase Agreement on	1,211	1,211
Merrill Lynch Repurchase Agreement on	66,440	66,439	securities sold short; (0.50)% dated
securities sold short; 0.43% dated			08/09/2016 (collateralized by Turkey
08/31/2016 maturing 09/01/2016			Government International Bond;
(collateralized by United States Treasury			$1,229,936; 7.38%; dated 02/05/25)(s)
Note/Bond; $66,346,860; 1.63%; dated			Merrill Lynch Repurchase Agreement on	1,195	1,197
05/15/26)			securities sold short; (0.65)% dated
Merrill Lynch Repurchase Agreement; 0.45%	2,890	2,890	06/30/2016 (collateralized by Colombia
dated 08/31/2016 maturing 09/01/2016			Government International Bond;
(collateralized by United States Treasury			$1,213,120; 4.00%; dated 02/26/24)(s)
Note/Bond; $2,886,501; 1.13%; dated			Merrill Lynch Repurchase Agreement on	440	440
06/30/21)			securities sold short; (0.65)% dated
Merrill Lynch Repurchase Agreement on	61,011	61,010	08/03/2016 (collateralized by Colombia
securities sold short; 0.45% dated			Government International Bond; $440,177;
08/31/2016 maturing 09/30/2016			4.00%; dated 02/26/24)(s)
(collateralized by United States Treasury			Merrill Lynch Repurchase Agreement on	2,813	2,816
Note/Bond; $60,974,317; 3.13%; dated			securities sold short; (0.75)% dated
11/15/41)			07/18/2016 (collateralized by South Africa
Merrill Lynch Repurchase Agreement on	186	186	Government International Bond;
securities sold short; (0.45)% dated			$2,734,240; 4.88%; dated 04/14/26)(s)
08/08/2016 (collateralized by Turkey			Merrill Lynch Repurchase Agreement on	1,175	1,182
Government International Bond; $189,686;			securities sold short; (0.80)% dated
7.38%; dated 02/05/25)(s)			12/18/2015 (collateralized by Kazakhstan
Merrill Lynch Repurchase Agreement on	983	983	Government International Bond;
securities sold short; (0.45)% dated			$1,355,633; 5.13%; dated 07/21/25)(s)
08/12/2016 (collateralized by Turkey			Merrill Lynch Repurchase Agreement on	1,429	1,429
Government International Bond; $985,882;			securities sold short; (0.80)% dated
7.38%; dated 02/05/25)(s)			08/22/2016 (collateralized by Kazakhstan
Merrill Lynch Repurchase Agreement on	1,233	1,233	Government International Bond;
securities sold short; 0.46% dated			$1,429,063; 5.13%; dated 07/21/25)(s)
08/31/2016 maturing 09/01/2016					$382,601
(collateralized by United States Treasury			TOTAL REPURCHASE AGREEMENTS		$382,601
Note/Bond; $1,232,382; 0.88%; dated			TOTAL PURCHASED OPTIONS - 0.24%		$6,720
06/15/19)
Merrill Lynch Repurchase Agreement on	668	668	TOTAL PURCHASED INTEREST RATE SWAPTIONS -0.01%		$202
securities sold short; 0.49% dated			Total Investments		$3,241,562
08/31/2016 maturing 09/01/2016			Other Assets and Liabilities - (17.70)%		$(487,534)
(collateralized by United States Treasury			TOTAL NET ASSETS - 100.00%		$2,754,028
Note/Bond; $667,780; 1.38%; dated
01/31/21)
Merrill Lynch Repurchase Agreement on	15,648	15,648	(a)	Security or a portion of the security was pledged as collateral for short
securities sold short; 0.49% dated			sales. At the end of the period, the value of these securities totaled
08/31/2016 maturing 09/01/2016			$104,928 or 3.81% of net assets.
(collateralized by United States Treasury			(b) Non-Income Producing Security
Note/Bond; $15,637,326; 3.00%; dated			(c)	Security exempt from registration under Rule 144A of the Securities Act of
11/15/45)			1933. These securities may be resold in transactions exempt from
Merrill Lynch Repurchase Agreement on	5,720	5,720	registration, normally to qualified institutional buyers. At the end of the
securities sold short; (0.49)% dated			period, the value of these securities totaled $245,710 or 8.92% of net
08/31/2016 maturing 09/01/2016			assets.
(collateralized by United States Treasury			(d)	Security or a portion of the security was pledged to cover margin
Note/Bond; $5,713,812; 1.13%; dated			requirements for options contracts. At the end of the period, the value of
07/31/21)			these securities totaled $10,219 or 0.37% of net assets.
Merrill Lynch Repurchase Agreement on	152	152	(e)	Security is Illiquid. At the end of the period, the value of these securities
securities sold short; (0.50)% dated			totaled $51,690 or 1.88% of net assets.
04/29/2016 (collateralized by Colombia			(f)	Fair value of these investments is determined in good faith by the Manager
Government International Bond; $157,958;			under procedures established and periodically reviewed by the Board of
4.00%; dated 02/26/24)(s)			Directors. At the end of the period, the fair value of these securities totaled
			$23,430 or 0.85% of net assets.
Merrill Lynch Repurchase Agreement on	91	91
securities sold short; (0.50)% dated			(g)	Restricted Security. Please see Restricted Security Sub-Schedule for more
04/29/2016 (collateralized by Colombia			information.
Government International Bond; $94,775;			(h)	Security or a portion of the security was pledged to cover margin
4.00%; dated 02/26/24)(s)			requirements for swap and/or swaption contracts. At the end of the period,
			the value of these securities totaled $25,654 or 0.93% of net assets.

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

(i)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(j)	Variable Rate. Rate shown is in effect at August 31, 2016.
(k)	Security is an Interest Only Strip.
(l)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(m)	Security or portion of the security was pledged as collateral for reverse repurchase agreements. At the end of the period, the value of these securities totaled $252,265 or 9.16% of net assets.
(n)	This Senior Floating Rate Note will settle after August 31, 2016, at which time the interest rate will be determined.
(o)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(p)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $750 or 0.03% of net assets.
(q)	Rate shown is the discount rate of the original purchase.
(r)	Security is a Principal Only Strip.
(s)	Although the maturity date of the repurchase agreement is open-ended through the maturity date of the collateral, the Fund has a right to terminate the repurchase agreement and demand repayment from the counterparty at any time with two days' notice or less. During periods of high demand for the collateral security, the fund may also pay the counterparty a fee.

Portfolio Summary (unaudited)
Sector	Percent
Financial	23.86%
Investment Companies	21.67%
Government	20.11%
Consumer, Non-cyclical	11.89%
Consumer, Cyclical	6.33%
Industrial	6.32%
Communications	6.29%
Technology	6.02%
Energy	4.55%
Mortgage Securities	3.74%
Basic Materials	2.86%
Asset Backed Securities	2.06%
Utilities	1.35%
Diversified	0.40%
Purchased Options	0.24%
Purchased Interest Rate Swaptions	0.01%
Investments Sold Short	(26.17)%
Other Assets and Liabilities	8.47%
TOTAL NET ASSETS	100.00%

Restricted Securities

Security Name	Trade Date	Cost	Value	Percent of Net Assets
Airbnb, Inc	06/24/2015	$157	$177	0.01%
Birst Inc	03/03/2015	123	115	0.00%
Cloudera Inc	02/05/2014	55	64	0.00%
DraftKings Inc	12/04/2014	52	56	0.00%
DraftKings Inc Term Notes	12/22/2015	27	27	0.00%
Dropbox Inc	01/28/2014	51	34	0.00%
Forescout Tech Inc	11/24/2015	109	112	0.00%
Forward Venture Services LLC	11/20/2014	170	239	0.01%
General Assembly Space, Inc	07/31/2015	107	107	0.00%
Jand Inc	04/23/2015	19	19	0.00%
Jand Inc	04/23/2015	43	41	0.00%
Klarna Holding AB	08/07/2015	89	91	0.00%
Lithium Technologies Inc	04/16/2015	290	325	0.01%
Marklogic Corp	04/27/2015	172	155	0.01%
Nutanix Inc	08/25/2014	48	45	0.00%
Pinterest Inc	03/16/2015	627	570	0.02%
Redfin Corp	12/15/2014	97	110	0.00%
Trade Desk Preferred	02/09/2016	89	116	0.00%
Uber Technologies Inc	06/05/2014	236	741	0.03%
Veracode Inc	08/26/2014	112	149	0.01%
WeWork Cos Inc	12/08/2014	16	49	0.00%
WeWork Cos Inc Series D-1	12/08/2014	81	244	0.01%
WeWork Cos Inc Series D-2	12/08/2014	64	192	0.01%
Zuora Inc	01/15/2015	156	181	0.01%

Amounts in thousands
See accompanying notes.	128

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Credit Default Swaps

Buy Protection
		Implied
		Credit Spread	(Pay)/				Upfront	Unrealized
		as of August	Receive	Expiration	Notional		Premiums	Appreciation/		Fair Value
Counterparty (Issuer)	Reference Entity	31, 2016 (a)	Fixed Rate	Date		Amount	Paid/(Received)	(Depreciation)		Asset	Liability
Barclays Bank PLC	AngloGold Ashanti	3.44%	(1.00)%	09/21/2020		$10,000	$962	$(76)		$886	$—
	Holdings PLC
Barclays Bank PLC	Deutsche Bank AG	2.15%	(1.00)%	06/20/2021	EUR	200	9	3		12	—
Barclays Bank PLC	Deutsche Bank AG	2.15%	(1.00)%	06/20/2021		175	9	1		10	—
Barclays Bank PLC	Emirate of Dubai	1.63%	(5.00)%	06/20/2021		$10,000	(1,119)	(422)		—	(1,541)
	Government
	International Bonds
Barclays Bank PLC	ITRAXX.ASIA	N/A	(1.00)%	06/20/2021		1,110	21	(15)		6	—
Barclays Bank PLC	Mexico Government	1.38%	(1.00)%	06/20/2021		15,000	431	(168)		263	—
	International Bond
Citigroup Inc	Colombia	1.71%	(1.00)%	06/20/2021		20,000	637	7		644	—
	Government
	International Bond
Citigroup Inc	Russian Agricultural	2.48%	(1.00)%	03/20/2019		5,000	196	(14)		182	—
	Bank OJSC Via
	RSHB Capital SA
Credit Suisse	Deutsche Bank AG	2.15%	(1.00)%	06/20/2021	EUR	375	15	7		22	—
Deutsche Bank AG	China Government	0.99%	(1.00)%	06/20/2021		$1,200	6	(6)		—	—
	International Bond
Deutsche Bank AG	Indonesia	1.44%	(1.00)%	06/20/2021		25,000	459	46		505	—
	Government
	International Bond
HSBC Securities Inc	Russian Foreign	2.18%	(1.00)%	06/20/2021		10,000	494	37		531	—
	Bond - Eurobond
Morgan Stanley & Co	ITRAXX.ASIA	N/A	(1.00)%	06/20/2021		2,260	43	(33)		10	—
Total							$2,163	$(633)		$3,071	$ (1,541)

Sell Protection
		Implied
		Credit Spread	(Pay)/				Upfront	Unrealized
		as of August	Receive	Expiration	Notional		Premiums	Appreciation/		Fair Value (c)
Counterparty (Issuer)	Reference Entity	31, 2016 (a)	Fixed Rate	Date		Amount (b)	Paid/(Received)	(Depreciation)		Asset	Liability
Barclays Bank PLC	Deutsche Bank AG	4.17%	1.00%	06/20/2021	EUR	200	$(27)	$(4)	$	— $	(31)
Barclays Bank PLC	Deutsche Bank AG	4.17%	1.00%	06/20/2021		175	(26)	(1)		—	(27)
Citigroup Inc	Argentine Republic	3.81%	5.00%	06/20/2021		$10,000	504	12		516	—
	Government
	International Bond
Credit Suisse	China Government	0.99%	1.00%	06/20/2021		12,500	(4)	8		4	—
	International Bond
Credit Suisse	Deutsche Bank AG	4.17%	1.00%	06/20/2021	EUR	375	(49)	(9)		—	(58)
Credit Suisse	ITRAXX.ASIA	N/A	1.00%	06/20/2021		$12,500	(67)	(3)		—	(70)
HSBC Securities Inc	Croatia Government	2.04%	1.00%	12/20/2020		10,000	(718)	292		—	(426)
	International Bond
HSBC Securities Inc	Croatia Government	1.95%	1.00%	09/20/2020		10,000	(619)	251		—	(368)
	International Bond
Total							$(1,006)	$546		$520	$(980)

Amounts in thousands
Exchange Cleared Credit Default Swaps

Buy Protection
		Implied
		Credit Spread	(Pay)/				Upfront	Unrealized
		as of August	Receive	Expiration	Notional		Premiums	Appreciation/
	Reference Entity	31, 2016 (a)	Fixed Rate	Date	Amount		Paid/(Received)	(Depreciation)		Fair Value
	CDX.NA.HY.26	N/A	(5.00)%	06/20/2021		$7,400	$(206)	$(122)			$(328)
	CDX.NA.HY.26	N/A	(5.00)%	06/20/2021		2,550	(116)	5			(111)
Total							$(322)	$(117)			$(439)

Sell Protection
		Implied
		Credit Spread	(Pay)/				Upfront	Unrealized
		as of August	Receive	Expiration	Notional		Premiums	Appreciation/
	Reference Entity	31, 2016 (a)	Fixed Rate	Date	Amount (b)		Paid/(Received)	(Depreciation)		Fair Value (c)
	CDX.HY.26	N/A	5.00%	06/20/2021		$75	$3	$—			$3
Total							$3	$—			$3

Amounts in thousands
See accompanying notes.	129

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Exchange Cleared Credit Default Swaps (continued)

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement is $55,075 and 750 EUR .

(c) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/21/2016	GBP	483,000	$642	$635	$1	$(8)
Bank of America NA	09/23/2016	AUD	114,411,000	86,008	85,927	303	(384)
Bank of America NA	09/23/2016	CAD	115,704,000	89,916	88,249	12	(1,679)
Bank of America NA	09/23/2016	CHF	48,414,000	50,128	49,302	4	(830)
Bank of America NA	09/23/2016	EUR	131,994,000	148,659	147,356	93	(1,396)
Bank of America NA	09/23/2016	GBP	50,371,000	70,349	66,172	52	(4,229)
Bank of America NA	09/23/2016	JPY	10,644,628,000	101,992	102,995	1,708	(705)
Bank of America NA	09/23/2016	MXN	93,103,000	4,976	4,942	14	(48)
Bank of America NA	09/23/2016	NZD	39,465,000	28,053	28,604	556	(5)
Bank of New York Mellon	09/01/2016	CHF	152,300	155	155	—	—
Bank of New York Mellon	09/02/2016	CHF	161,000	164	164	—	—
Bank of New York Mellon	09/09/2016	EUR	14,735,481	16,671	16,441	5	(235)
Bank of New York Mellon	09/09/2016	GBP	959,090	1,252	1,260	8	—
Bank of New York Mellon	09/21/2016	EUR	475,000	531	530	—	(1)
Bank of New York Mellon	09/21/2016	GBP	665,000	881	874	—	(7)
Bank of New York Mellon	10/03/2016	EUR	2,002,595	2,156	2,237	81	—
Bank of New York Mellon	10/12/2016	ZAR	10,784,620	769	728	—	(41)
Bank of New York Mellon	12/05/2016	EUR	9,269,700	10,474	10,381	8	(101)
Bank of New York Mellon	09/01/2016	AUD	9,350	7	7	—	—
Barclays Bank PLC	09/01/2016	ZAR	15,561,799	1,093	1,058	—	(35)
Barclays Bank PLC	09/02/2016	CAD	4,587,522	3,553	3,499	—	(54)
Barclays Bank PLC	09/02/2016	EUR	5,738,250	6,458	6,401	—	(57)
Barclays Bank PLC	09/02/2016	GBP	2,186,000	2,872	2,870	3	(5)
Barclays Bank PLC	09/02/2016	JPY	640,234,800	6,261	6,188	—	(73)
Barclays Bank PLC	09/02/2016	MXN	69,862,944	3,775	3,715	—	(60)
Barclays Bank PLC	09/02/2016	NOK	10,134,314	1,232	1,216	—	(16)
Barclays Bank PLC	09/02/2016	SEK	20,749,632	2,468	2,424	—	(44)
Barclays Bank PLC	09/02/2016	ZAR	8,548,556	580	581	1	—
Barclays Bank PLC	09/12/2016	CNY	2,995,650	450	448	—	(2)
Barclays Bank PLC	09/14/2016	CNY	64,036,243	9,681	9,581	1	(101)
Barclays Bank PLC	09/14/2016	MXN	12,344,144	664	656	—	(8)
Barclays Bank PLC	09/16/2016	BRL	2,197,074	657	678	21	—
Barclays Bank PLC	09/16/2016	TRY	655,796	219	221	2	—
Barclays Bank PLC	09/19/2016	MXN	51,425,625	2,782	2,731	—	(51)
Barclays Bank PLC	09/23/2016	CAD	1,108,073	857	845	—	(12)
Barclays Bank PLC	09/26/2016	JPY	755,312,346	7,325	7,310	—	(15)
Barclays Bank PLC	09/26/2016	MXN	21,334,662	1,148	1,132	—	(16)
Barclays Bank PLC	09/26/2016	NZD	5,947,000	4,332	4,310	—	(22)
Barclays Bank PLC	09/26/2016	SEK	24,568,506	2,917	2,874	—	(43)
Barclays Bank PLC	09/30/2016	CNY	6,025,140	900	900	—	—
Barclays Bank PLC	09/30/2016	ZAR	3,025,619	218	205	—	(13)
Barclays Bank PLC	10/03/2016	ZAR	8,104,095	547	548	1	—
Barclays Bank PLC	10/11/2016	MXN	45,591,566	2,461	2,416	1	(46)
Barclays Bank PLC	10/11/2016	TRY	2,326,725	762	780	18	—
Barclays Bank PLC	10/11/2016	ZAR	5,237,294	383	354	—	(29)
Barclays Bank PLC	10/12/2016	CNY	7,005,915	1,050	1,046	—	(4)
Barclays Bank PLC	10/12/2016	HUF	149,515,500	526	539	13	—
Barclays Bank PLC	10/12/2016	MXN	17,795,657	950	943	1	(8)
Barclays Bank PLC	10/12/2016	PLN	2,282,936	570	584	14	—
Barclays Bank PLC	10/12/2016	ZAR	6,217,260	420	420	—	—
Barclays Bank PLC	11/07/2016	ZAR	5,240,398	383	352	—	(31)
Barclays Bank PLC	11/30/2016	CNY	9,167,652	1,365	1,365	—	—

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Barclays Bank PLC	01/04/2017	CNY	14,771,188	$2,188	$2,194	$6	$—
Barclays Bank PLC	02/16/2017	CNY	63,265,739	9,434	9,371	3	(66)
Barclays Bank PLC	09/25/2017	EUR	952,625	1,085	1,082	—	(3)
Barclays Bank PLC	09/25/2017	GBP	775,615	1,022	1,027	5	—
Barclays Bank PLC	11/03/2017	EUR	1,454,910	1,653	1,656	3	—
Citigroup Inc	09/21/2016	AUD	25,044,000	18,620	18,810	288	(98)
Citigroup Inc	09/21/2016	BRL	12,848,001	3,717	3,957	240	—
Citigroup Inc	09/21/2016	CAD	20,359,691	15,719	15,528	1	(192)
Citigroup Inc	09/21/2016	CHF	7,532,353	7,722	7,670	17	(69)
Citigroup Inc	09/21/2016	CLP	3,737,409,000	5,591	5,485	6	(112)
Citigroup Inc	09/21/2016	COP	1,291,914,000	438	433	1	(6)
Citigroup Inc	09/21/2016	CZK	46,100,000	1,913	1,905	—	(8)
Citigroup Inc	09/21/2016	DKK	1,510,000	228	226	—	(2)
Citigroup Inc	09/21/2016	EUR	11,735,075	13,182	13,100	22	(104)
Citigroup Inc	09/21/2016	GBP	14,222,998	19,442	18,684	51	(809)
Citigroup Inc	09/21/2016	HUF	685,333,307	2,468	2,470	14	(12)
Citigroup Inc	09/21/2016	IDR	12,952,663,000	947	973	26	—
Citigroup Inc	09/21/2016	ILS	1,860,000	490	493	3	—
Citigroup Inc	09/21/2016	INR	118,227,000	1,732	1,761	29	—
Citigroup Inc	09/21/2016	JPY	8,014,362,003	75,682	77,537	1,981	(126)
Citigroup Inc	09/21/2016	KRW	16,511,405,000	14,502	14,811	361	(52)
Citigroup Inc	09/21/2016	MXN	175,192,262	9,428	9,300	23	(151)
Citigroup Inc	09/21/2016	MYR	9,742,000	2,378	2,388	19	(9)
Citigroup Inc	09/21/2016	NOK	36,328,000	4,412	4,361	6	(57)
Citigroup Inc	09/21/2016	NZD	25,721,997	17,639	18,645	1,012	(6)
Citigroup Inc	09/21/2016	PHP	45,995,000	980	986	7	(1)
Citigroup Inc	09/21/2016	PLN	27,972,000	7,236	7,158	23	(101)
Citigroup Inc	09/21/2016	SEK	23,804,832	2,860	2,784	—	(76)
Citigroup Inc	09/21/2016	SGD	7,901,251	5,796	5,800	25	(21)
Citigroup Inc	09/21/2016	TRY	39,317,000	13,055	13,238	194	(11)
Citigroup Inc	09/21/2016	TWD	69,712,000	2,206	2,200	8	(14)
Citigroup Inc	09/21/2016	ZAR	54,880,998	3,592	3,720	139	(11)
Citigroup Inc	12/21/2016	AUD	6,021,602	4,540	4,513	—	(27)
Citigroup Inc	12/21/2016	BRL	11,065,844	3,300	3,317	19	(2)
Citigroup Inc	12/21/2016	CAD	1,445,187	1,109	1,103	—	(6)
Citigroup Inc	12/21/2016	COP	312,368,006	104	103	—	(1)
Citigroup Inc	12/21/2016	GBP	44,000	58	58	—	—
Citigroup Inc	12/21/2016	IDR	7,466,923,622	554	554	—	—
Citigroup Inc	12/21/2016	ILS	266,000	70	70	—	—
Citigroup Inc	12/21/2016	INR	42,462,614	622	624	2	—
Citigroup Inc	12/21/2016	JPY	641,801,133	6,344	6,235	—	(109)
Citigroup Inc	12/21/2016	KRW	75,419,439	68	68	—	—
Citigroup Inc	12/21/2016	MXN	15,571,000	830	820	—	(10)
Citigroup Inc	12/21/2016	MYR	1,039,000	256	253	—	(3)
Citigroup Inc	12/21/2016	NOK	6,669,000	803	801	1	(3)
Citigroup Inc	12/21/2016	NZD	5,338,701	3,854	3,856	5	(3)
Citigroup Inc	12/21/2016	PHP	11,845,441	254	253	—	(1)
Citigroup Inc	12/21/2016	PLN	2,905,055	746	742	—	(4)
Citigroup Inc	12/21/2016	SEK	852,000	102	100	—	(2)
Citigroup Inc	12/21/2016	TRY	3,971,084	1,316	1,312	—	(4)
Citigroup Inc	12/21/2016	TWD	42,700,997	1,356	1,353	—	(3)
Citigroup Inc	12/21/2016	ZAR	8,535,464	578	569	—	(9)
Citigroup Inc	04/05/2017	EUR	1,500	2	2	—	—
Deutsche Bank AG	09/30/2016	EUR	555,000	619	620	1	—
HSBC Securities Inc	09/21/2016	JPY	788,224,000	7,556	7,626	70	—
Merrill Lynch	09/06/2016	EUR	1,300,000	1,454	1,450	—	(4)
Merrill Lynch	09/06/2016	HUF	1,449,000,000	5,203	5,220	17	—
Merrill Lynch	09/13/2016	KRW	1,475,000,000	1,261	1,323	62	—
Merrill Lynch	09/19/2016	CNY	19,200,000	2,867	2,872	5	—
Morgan Stanley & Co	09/12/2016	SEK	30,900,000	3,656	3,612	—	(44)
Morgan Stanley & Co	09/13/2016	CLP	3,400,000,000	5,009	4,992	—	(17)
Morgan Stanley & Co	09/22/2016	MXN	95,600,000	5,273	5,074	—	(199)
Morgan Stanley & Co	09/30/2016	NOK	53,500,000	6,272	6,424	152	—
Standard Chartered Bank, Hong Kong	09/21/2016	JPY	1,108,129,000	10,821	10,721	—	(100)
Stifel, Nicolaus & Company	09/09/2016	RUB	500,000,000	7,544	7,634	90	—
Total						$7,858	$(13,082)
						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/21/2016	CHF	47,000	$49	$48	$1	$—
Bank of America NA	09/21/2016	GBP	2,111,000	2,967	2,773	194	—
Bank of America NA	09/23/2016	AUD	79,449,000	59,406	59,669	205	(468)

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/23/2016	CAD	92,706,000	$71,090	$70,709	$449	$(68)
Bank of America NA	09/23/2016	CHF	77,206,000	79,605	78,622	997	(14)
Bank of America NA	09/23/2016	EUR	144,288,000	161,098	161,082	743	(727)
Bank of America NA	09/23/2016	GBP	78,885,000	109,193	103,629	5,732	(168)
Bank of America NA	09/23/2016	JPY	7,069,763,000	68,479	68,406	554	(481)
Bank of America NA	09/23/2016	MXN	343,940,000	18,640	18,254	391	(5)
Bank of America NA	09/23/2016	NZD	11,126,000	7,959	8,064	14	(119)
Bank of New York Mellon	09/09/2016	EUR	33,127,872	36,619	36,963	3	(347)
Bank of New York Mellon	09/09/2016	GBP	6,488,858	8,517	8,522	10	(15)
Bank of New York Mellon	09/21/2016	CHF	3,900,000	4,073	3,971	102	—
Bank of New York Mellon	09/21/2016	EUR	13,000,000	14,876	14,512	364	—
Bank of New York Mellon	09/21/2016	GBP	3,220,000	4,514	4,230	284	—
Bank of New York Mellon	09/23/2016	EUR	5,259,750	6,026	5,872	154	—
Bank of New York Mellon	10/03/2016	EUR	5,000,005	5,693	5,584	109	—
Bank of New York Mellon	10/12/2016	ZAR	10,784,620	770	728	42	—
Bank of New York Mellon	10/14/2016	EUR	15,440,680	17,592	17,253	339	—
Bank of New York Mellon	11/18/2016	EUR	12,801,088	14,441	14,324	117	—
Bank of New York Mellon	12/05/2016	EUR	19,654,225	21,846	22,010	122	(286)
Bank of New York Mellon	09/25/2017	GBP	930,815	1,225	1,232	—	(7)
Barclays Bank PLC	09/01/2016	ZAR	15,561,799	1,112	1,059	53	—
Barclays Bank PLC	09/02/2016	AUD	4,645,250	3,515	3,492	23	—
Barclays Bank PLC	09/02/2016	CAD	5,303,517	4,099	4,044	55	—
Barclays Bank PLC	09/02/2016	EUR	7,924,250	8,901	8,839	66	(4)
Barclays Bank PLC	09/02/2016	GBP	3,008,250	3,961	3,950	11	—
Barclays Bank PLC	09/02/2016	JPY	636,063,683	6,277	6,147	130	—
Barclays Bank PLC	09/02/2016	MXN	35,400,701	1,912	1,882	30	—
Barclays Bank PLC	09/02/2016	NOK	10,132,705	1,233	1,216	17	—
Barclays Bank PLC	09/02/2016	ZAR	8,538,920	581	581	—	—
Barclays Bank PLC	09/12/2016	CNY	3,085,200	450	462	—	(12)
Barclays Bank PLC	09/14/2016	AUD	877,500	664	659	5	—
Barclays Bank PLC	09/14/2016	CNY	64,960,520	9,680	9,719	63	(102)
Barclays Bank PLC	09/16/2016	TRY	655,275	219	221	—	(2)
Barclays Bank PLC	09/19/2016	CAD	976,000	756	744	12	—
Barclays Bank PLC	09/19/2016	MXN	37,378,395	2,026	1,985	41	—
Barclays Bank PLC	09/23/2016	CAD	9,139,369	6,963	6,971	1	(9)
Barclays Bank PLC	09/26/2016	AUD	2,339,000	1,760	1,756	4	—
Barclays Bank PLC	09/26/2016	JPY	451,834,096	4,498	4,373	125	—
Barclays Bank PLC	09/26/2016	NOK	15,155,407	1,830	1,820	11	(1)
Barclays Bank PLC	09/26/2016	NZD	2,019,000	1,471	1,464	7	—
Barclays Bank PLC	09/26/2016	TRY	3,412,277	1,148	1,148	—	—
Barclays Bank PLC	09/30/2016	CNY	6,028,245	900	901	—	(1)
Barclays Bank PLC	09/30/2016	ZAR	3,098,863	218	210	8	—
Barclays Bank PLC	10/03/2016	ZAR	7,945,895	548	538	10	—
Barclays Bank PLC	10/11/2016	MXN	50,436,763	2,734	2,672	62	—
Barclays Bank PLC	10/11/2016	TRY	6,455,477	2,186	2,164	22	—
Barclays Bank PLC	10/11/2016	ZAR	5,213,013	383	352	31	—
Barclays Bank PLC	10/12/2016	CNY	7,005,915	1,050	1,046	4	—
Barclays Bank PLC	10/12/2016	HUF	41,360,525	145	149	—	(4)
Barclays Bank PLC	10/12/2016	MXN	4,467,874	240	237	3	—
Barclays Bank PLC	10/12/2016	PLN	951,378	237	243	—	(6)
Barclays Bank PLC	10/12/2016	ZAR	5,995,542	420	405	15	—
Barclays Bank PLC	11/07/2016	ZAR	5,251,734	383	353	30	—
Barclays Bank PLC	01/04/2017	CNY	7,290,963	1,094	1,083	11	—
Barclays Bank PLC	02/16/2017	CNY	50,529,214	7,549	7,483	67	(1)
Barclays Bank PLC	09/25/2017	EUR	952,625	1,091	1,083	8	—
Barclays Bank PLC	09/25/2017	GBP	775,615	1,201	1,027	174	—
Barclays Bank PLC	11/03/2017	EUR	1,454,910	1,654	1,657	—	(3)
Citigroup Inc	09/21/2016	AUD	17,369,602	12,835	13,047	57	(269)
Citigroup Inc	09/21/2016	BRL	5,717,844	1,695	1,761	—	(66)
Citigroup Inc	09/21/2016	CAD	15,640,292	11,981	11,929	77	(25)
Citigroup Inc	09/21/2016	CHF	21,968,000	22,345	22,368	29	(52)
Citigroup Inc	09/21/2016	CLP	3,737,409,000	5,441	5,485	51	(95)
Citigroup Inc	09/21/2016	COP	764,300,006	250	256	1	(7)
Citigroup Inc	09/21/2016	CZK	38,000,000	1,573	1,570	5	(2)
Citigroup Inc	09/21/2016	DKK	1,549,000	232	232	1	(1)
Citigroup Inc	09/21/2016	EUR	25,665,799	28,796	28,651	192	(47)
Citigroup Inc	09/21/2016	GBP	14,222,998	20,384	18,684	1,713	(13)
Citigroup Inc	09/21/2016	HKD	1,483,000	192	192	—	—
Citigroup Inc	09/21/2016	HUF	1,050,900,002	3,741	3,788	—	(47)
Citigroup Inc	09/21/2016	IDR	11,243,270,622	826	845	—	(19)
Citigroup Inc	09/21/2016	ILS	15,508,000	4,047	4,108	—	(61)
Citigroup Inc	09/21/2016	INR	68,990,614	1,017	1,028	—	(11)
Citigroup Inc	09/21/2016	JPY	2,140,005,133	20,810	20,704	214	(108)

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Foreign Currency Contracts (continued)

					Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Citigroup Inc	09/21/2016	MYR	9,742,000	$2,399	$2,388	$18	$(7)
Citigroup Inc	09/21/2016	KRW	16,413,610,438	14,034	14,723	7	(696)
Citigroup Inc	09/21/2016	MXN	185,198,002	9,863	9,831	46	(14)
Citigroup Inc	09/21/2016	NOK	41,825,998	4,989	5,022	7	(40)
Citigroup Inc	09/21/2016	NZD	13,357,701	9,599	9,683	1	(85)
Citigroup Inc	09/21/2016	PHP	35,225,441	750	755	1	(6)
Citigroup Inc	09/21/2016	PLN	15,670,054	3,967	4,010	6	(49)
Citigroup Inc	09/21/2016	SEK	127,576,835	15,297	14,920	390	(13)
Citigroup Inc	09/21/2016	SGD	11,076,000	8,220	8,131	91	(2)
Citigroup Inc	09/21/2016	TRY	18,328,084	6,125	6,171	25	(71)
Citigroup Inc	09/21/2016	TWD	69,712,000	2,183	2,200	3	(20)
Citigroup Inc	09/21/2016	ZAR	30,313,464	1,997	2,055	25	(83)
Citigroup Inc	12/21/2016	AUD	1,090,000	818	817	1	—
Citigroup Inc	12/21/2016	CAD	467,000	356	356	—	—
Citigroup Inc	12/21/2016	CHF	583,353	600	598	2	—
Citigroup Inc	12/21/2016	CLP	1,894,227,000	2,789	2,759	30	—
Citigroup Inc	12/21/2016	CZK	7,000,000	290	291	—	(1)
Citigroup Inc	12/21/2016	DKK	917,000	138	138	—	—
Citigroup Inc	12/21/2016	EUR	4,243,728	4,765	4,756	9	—
Citigroup Inc	12/21/2016	GBP	5,634,998	7,402	7,415	—	(13)
Citigroup Inc	12/21/2016	HKD	8,000	1	1	—	—
Citigroup Inc	12/21/2016	HUF	177,865,307	643	642	1	—
Citigroup Inc	12/21/2016	ILS	77,000	20	20	—	—
Citigroup Inc	12/21/2016	INR	819,000	12	12	—	—
Citigroup Inc	12/21/2016	JPY	205,958,000	2,010	2,001	9	—
Citigroup Inc	12/21/2016	KRW	575,277,000	513	516	—	(3)
Citigroup Inc	12/21/2016	MXN	11,882,262	626	625	1	—
Citigroup Inc	12/21/2016	NZD	1,358,000	976	981	—	(5)
Citigroup Inc	12/21/2016	PLN	1,871,000	477	478	—	(1)
Citigroup Inc	12/21/2016	SEK	14,110,000	1,659	1,658	1	—
Citigroup Inc	12/21/2016	SGD	3,078,251	2,264	2,260	4	—
Citigroup Inc	12/21/2016	ZAR	4,615,000	316	307	9	—
Citigroup Inc	04/05/2017	EUR	1,500	2	2	—	—
Commonwealth Bank of Australia	09/09/2016	NZD	5,500,000	3,929	3,989	—	(60)
Commonwealth Bank of Australia	09/21/2016	EUR	25,850,000	29,352	28,856	496	—
Credit Suisse	09/26/2016	COP	3,330,000,000	1,146	1,115	31	—
Credit Suisse	09/26/2016	IDR	33,300,000,000	2,517	2,498	19	—
Deutsche Bank AG	09/30/2016	EUR	1,690,000	1,910	1,887	23	—
Deutsche Bank AG	11/16/2016	EUR	412,000	464	461	3	—
Deutsche Bank AG	04/28/2017	PLN	9,350,000	2,427	2,388	39	—
JPMorgan Chase	09/21/2016	GBP	793,000	1,149	1,042	107	—
JPMorgan Chase	09/21/2016	JPY	10,599,029,000	99,892	102,543	—	(2,651)
Merrill Lynch	09/06/2016	EUR	4,570,000	5,111	5,098	13	—
Merrill Lynch	09/06/2016	HUF	425,000,000	1,530	1,531	—	(1)
Merrill Lynch	09/12/2016	BRL	3,500,000	1,097	1,081	16	—
Merrill Lynch	09/12/2016	MXN	10,000,000	546	531	15	—
Merrill Lynch	09/13/2016	KRW	6,000,000,000	5,189	5,382	—	(193)
Merrill Lynch	09/19/2016	CNY	61,300,000	9,293	9,168	125	—
Morgan Stanley & Co	09/13/2016	CLP	3,400,000,000	5,013	4,992	21	—
Morgan Stanley & Co	09/21/2016	JPY	1,812,444,000	17,097	17,535	—	(438)
Morgan Stanley & Co	09/22/2016	CAD	6,600,000	5,164	5,034	130	—
Morgan Stanley & Co	09/30/2016	CAD	8,235,000	6,298	6,281	17	—
Morgan Stanley & Co	09/30/2016	MXN	3,597,635	196	191	5	—
Morgan Stanley & Co	01/05/2017	BRL	7,900,000	2,348	2,358	—	(10)
Stifel, Nicolaus & Company	09/09/2016	MYR	25,000,000	6,260	6,151	109	—
Stifel, Nicolaus & Company	09/09/2016	RUB	500,000,000	7,641	7,634	7	—
Total						$16,228	$(8,135)

Amounts in thousands except contracts

Futures Contracts

							Unrealized
Type	Long/Short		Contracts	Notional Value		Fair Value	Appreciation/(Depreciation)
3 Month Euro Swiss; December 2016		Short	3	$769		$769	$—
3 Month Euro Swiss; June 2017		Short	1	256		256	—
3 Month Euro Swiss; March 2017		Short	1	256		256	—
90 Day Eurodollar; December 2016		Short	141	34,944		34,915	29
90 Day Eurodollar; December 2017		Long	872	215,705		215,558	(147)
90 Day Eurodollar; December 2017		Long	14	3,465		3,461	(4)
90 Day Eurodollar; December 2018		Short	484	119,664		119,494	170

See accompanying notes.

		Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Futures Contracts (continued)

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
90 Day Eurodollar; June 2017	Long	484	$119,882	$119,748	$(134)
90 Day Eurodollar; June 2017	Short	121	29,966	29,937	29
90 Day Eurodollar; June 2018	Long	16	3,957	3,953	(4)
90 Day Eurodollar; March 2017	Short	131	32,452	32,426	26
90 Day Eurodollar; March 2017	Short	77	19,065	19,059	6
90 Day Eurodollar; March 2018	Long	15	3,711	3,707	(4)
90 Day Eurodollar; September 2016	Short	323	80,151	80,035	116
90 Day Eurodollar; September 2017	Long	12	2,970	2,968	(2)
90 Day Eurodollar; September 2017	Long	78	19,318	19,290	(28)
90 Day Short Sterling; December 2016	Long	137	22,420	22,420	—
90 Day Short Sterling; December 2017	Long	32	5,227	5,239	12
90 Day Short Sterling; December 2017	Long	1,297	212,190	212,340	150
90 Day Short Sterling; June 2017	Long	129	21,105	21,117	12
90 Day Short Sterling; June 2018	Long	28	4,574	4,584	10
90 Day Short Sterling; March 2017	Long	135	22,089	22,097	8
90 Day Short Sterling; March 2018	Long	30	4,898	4,911	13
90 Day Short Sterling; September 2017	Long	35	5,719	5,730	11
90 Day Short Sterling; September 2017	Short	156	25,536	25,540	(4)
AEX Index; September 2016	Short	2	202	203	(1)
ASX 90 Day Bank Bill; September 2017	Short	114	85,324	85,351	(27)
Australia 10 Year Bond; September 2016	Short	35	3,551	3,627	(76)
Australia 10 Year Bond; September 2016	Long	37	3,834	3,834	—
Australia 10 Year Bond; September 2016	Long	355	35,994	36,790	796
Australia 3 Year Bond; September 2016	Long	68	5,781	5,802	21
BIST 30 Index; October 2016	Long	27	87	86	(1)
CAC40 Index; September 2016	Long	162	7,993	8,020	27
CAC40 Index; September 2016	Long	3	149	148	(1)
Canada 10 Year Bond; December 2016	Short	19	2,126	2,126	—
Canada 10 Year Bond; December 2016	Long	311	34,782	34,807	25
Canadian Bank Acceptance; December 2016	Short	18	3,400	3,400	—
Canadian Bank Acceptance; June 2017	Short	4	756	756	—
Canadian Bank Acceptance; March 2017	Short	13	2,455	2,455	—
Canadian Bank Acceptance; September 2017	Short	152	28,714	28,710	4
DAX Index; September 2016	Long	24	6,986	7,101	115
DAX Index; September 2016	Long	30	8,806	8,877	71
DJ Euro Stoxx 50; September 2016	Short	807	25,305	27,275	(1,970)
DJ Euro Stoxx 50; September 2016	Long	23	772	777	5
DJ Euro Stoxx 50; September 2016	Short	155	5,169	5,239	(70)
E-Mini DJIA Index; September 2016	Long	21	1,930	1,931	1
E-Mini DJIA Index; September 2016	Long	338	30,367	31,088	721
eMini MSCI EAFE; September 2016	Long	3	254	253	(1)
eMini MSCI Emerging Markets; September 2016	Long	35	1,553	1,554	1
Euribor; December 2016	Long	87	24,334	24,340	6
Euribor; December 2017	Long	33	9,234	9,235	1
Euribor; December 2017	Long	1,672	467,815	467,913	98
Euribor; June 2017	Long	93	26,027	26,024	(3)
Euribor; June 2018	Long	22	6,156	6,156	—
Euribor; March 2017	Long	87	24,337	24,342	5
Euribor; March 2018	Long	34	9,510	9,515	5
Euribor; September 2017	Short	28	7,835	7,835	—
Euribor; September 2017	Long	26	7,278	7,276	(2)
Euro Bund 10 Year Bund; September 2016	Long	199	37,188	37,154	(34)
Euro Bund 10 Year Bund; September 2016	Short	91	16,740	16,990	(250)
Euro-Bobl 5 Year; September 2016	Short	57	8,409	8,494	(85)
FTSE China A50 Index; September 2016	Long	19	187	187	—
FTSE KLCI Index; September 2016	Long	7	145	145	—
FTSE/JSE Top 40; September 2016	Short	44	1,377	1,385	(8)
FTSE/MIB Index; September 2016	Short	17	1,524	1,606	(82)
FTSE100 Index; September 2016	Long	78	6,830	6,951	121
FTSE100 Index; September 2016	Long	189	16,998	16,842	(156)

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Futures Contracts (continued)

									Unrealized
Type			Long/Short	Contracts		Notional Value		Fair Value	Appreciation/(Depreciation)
FTSE100 Index; September 2016			Short		100	$7,708		$8,911	$(1,203)
Hang Seng Index; September 2016			Long		2	295		296		1
Hang Seng Index; September 2016			Long		176	25,849		26,010		161
HSCEI China Index; September 2016			Long		9	555		554		(1)
IBEX 35 Index; September 2016			Long		4	385		389		4
Japan 10 Year Bond TSE; September 2016			Long		25	36,605		36,585		(20)
Japan 10 Year Bond TSE; September 2016			Short		7	10,269		10,244		25
Japan Topix Index; September 2016			Short		448	57,443		57,610		(167)
Japan Topix Index; September 2016			Short		101	12,518		12,988		(470)
Japan Topix Index; September 2016			Long		9	1,142		1,157		15
KOSPI 200 Index; September 2016			Long		3	324		345		21
Mex Bolsa Index; September 2016			Short		1	25		25		—
Mini Japan 10 Year Bond; September 2016			Long		10	1,464		1,464		—
Mini Japan 10 Year Bond; September 2016			Short		80	11,715		11,709		6
MSCI Singapore Index; September 2016			Short		21	489		478		11
MSCI Taiwan Index; September 2016			Long		12	405		402		(3)
Nasdaq 100 E-Mini; September 2016			Long		446	42,464		42,582		118
Nasdaq 100 E-Mini; September 2016			Long		28	2,612		2,673		61
Nikkei 225 OSE; September 2016			Short		5	788		816		(28)
Nikkei 225 OSE; September 2016			Short		30	4,812		4,897		(85)
OMXS30 Index; September 2016			Long		10	165		166		1
Russell 2000 Mini; September 2016			Short		813	92,762		100,714	(7,952)
Russell 2000 Mini; September 2016			Short		19	2,181		2,354		(173)
Russell 2000 Mini; September 2016			Long		253	30,267		31,342	1,075
S&P 500 Emini; September 2016			Short		306	31,671		33,193	(1,522)
S&P 500 Emini; September 2016			Long		439	46,944		47,621		677
S&P 500 Emini; September 2016			Long		64	6,972		6,942		(30)
S&P 500 Emini; September 2016			Short		48	4,882		5,207		(325)
S&P Mid 400 Emini; September 2016			Long		5	759		782		23
S&P/TSX 60 Index; September 2016			Long		9	1,147		1,167		20
SET50 Index; September 2016			Long		53	282		300		18
SGX CNX Nifty Index; September 2016			Short		17	295		301		(6)
SPI 200 Index; September 2016			Long		11	1,109		1,118		9
UK 10 Year Gilt; December 2016			Short		27	4,663		4,663		—
UK 10 Year Gilt; December 2016			Long		24	4,140		4,145		5
US 10 Year Note; December 2016			Long		666	87,455		87,194		(261)
US 10 Year Note; December 2016			Long		125	16,353		16,365		12
US 10 Year Note; December 2016			Short		188	24,667		24,613		54
US 10 Year Ultra Note; December 2016			Long		52	7,505		7,507		2
US 10 Year Ultra Note; September 2016			Long		249	35,960		36,058		98
US 2 Year Note; December 2016			Short		49	10,703		10,697		6
US 5 Year Note; December 2016			Short		55	6,665		6,669		(4)
US 5 Year Note; December 2016			Long		274	33,306		33,222		(84)
US Long Bond; December 2016			Long		172	29,367		29,304		(63)
US Long Bond; December 2016			Long		344	58,431		58,609		178
US Ultra Bond; December 2016			Short		485	90,500		90,922		(422)
US Ultra Bond; September 2016			Long		339	63,411		63,785		374
Total									$(10,323)
Amounts in thousands except contracts

Interest Rate Swaps

		(Pay)/
		Receive				Upfront
		Floating	Fixed	Expiration	Notional	Premiums		Unrealized	Fair Value
Counterparty (Issuer)	Floating Rate Index	Rate	Rate	Date		Amount	Paid/(Received)	Appreciation/(Depreciation)	Asset	Liability
Bank of America NA	3 Month JIBAR	Receive	7.95%	05/08/2025	ZAR	12,600	$—	$23	$23	$—
Bank of America NA	6 Month CZK	Receive	0.35%	08/03/2021	CZK	177,000	—	(7)	—	(7)
	KIBOR

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Interest Rate Swaps (continued)

		(Pay)/
		Receive					Upfront
		Floating	Fixed	Expiration	Notional		Premiums	Unrealized		Fair Value
Counterparty (Issuer)	Floating Rate Index	Rate	Rate	Date		Amount	Paid/(Received)	Appreciation/(Depreciation)		Asset	Liability
Bank of America NA	6 Month CZK	Pay	0.30%	08/03/2018	CZK	587,800	$—	$(3)	$	— $	(3)
	KIBOR
Bank of America NA	6 Month CZK	Pay	0.31%	08/04/2018		70,500	—	—		—	—
	KIBOR
Bank of America NA	6 Month CZK	Receive	0.36%	08/04/2021		29,300	—	(1)		—	(1)
	KIBOR
Bank of America NA	Brazil Cetip	Pay	12.06%	01/02/2020	BRL	2,445	—	2		2	—
	Interbank Deposit
Bank of America NA	Brazil Cetip	Pay	12.08%	01/02/2020		6,444	—	5		5	—
	Interbank Deposit
Bank of America NA	CFETS China	Pay	2.57%	07/07/2021	CNY	8,820	—	(10)		—	(10)
	Fixing Repo Rates
	7 Day
Bank of America NA	CFETS China	Pay	2.60%	07/21/2021		13,000	—	(11)		—	(11)
	Fixing Repo Rates
	7 Day
Bank of America NA	CFETS China	Pay	2.64%	06/29/2021		8,287	—	(5)		—	(5)
	Fixing Repo Rates
	7 Day
Bank of America NA	CFETS China	Pay	2.73%	08/25/2021		8,000	—	(1)		—	(1)
	Fixing Repo Rates
	7 Day
Bank of America NA	FBIL - Overnight	Receive	6.39%	07/16/2021	INR	140,000	—	4		4	—
	MIBOR
Bank of America NA	FBIL - Overnight	Receive	6.45%	07/21/2021		147,000	—	(2)		—	(2)
	MIBOR
Barclays Bank PLC	3 Month JIBAR	Receive	7.95%	05/05/2025	ZAR	94,000	—	162		162	—
Barclays Bank PLC	Brazil Cetip	Pay	11.84%	01/02/2020	BRL	5,556	—	(6)		—	(6)
	Interbank Deposit
Deutsche Bank AG	6 Month CZK	Receive	0.38%	07/29/2021	CZK	137,000	—	(13)		—	(13)
	LIBOR
Deutsche Bank AG	6 Month CZK	Pay	0.33%	07/30/2018		350,000	—	5		5	—
	LIBOR
Deutsche Bank AG	MXN TIIE	Pay	6.14%	07/06/2026	MXN	21,250	—	2		2	—
	Banxico
JP Morgan Chase	3 Month JIBAR	Receive	7.72%	04/17/2025	ZAR	18,020	—	48		48	—
Merrill Lynch	6 Month CZK	Pay	0.32%	07/30/2018	CZK	355,000	—	4		4	—
	LIBOR
Merrill Lynch	6 Month CZK	Receive	0.37%	07/29/2021		142,000	—	(12)		—	(12)
	LIBOR
Merrill Lynch	MXN TIIE	Pay	6.13%	07/06/2026	MXN	67,585	—	5		5	—
	Banxico
Total							$—	$189		$260	$(71)

Amounts in thousands

Exchange Cleared Interest Rate Swaps

		(Pay)/
		Receive					Upfront
		Floating	Fixed	Expiration	Notional		Premiums	Unrealized
	Floating Rate Index	Rate	Rate	Date		Amount	Paid/(Received)	Appreciation/(Depreciation)		Fair Value
	3 Month LIBOR	Receive	1.08%	07/18/2021		$26,950	$—	$165			$165
	3 Month LIBOR	Pay	0.86%	07/18/2018		71,500	—	(229)			(229)
	3 Month LIBOR	Receive	1.41%	07/18/2026		3,924	—	16			16
	6MonthGBP	Pay	0.53%	07/23/2018	GBP	14,250	—	27
	LIBOR										27
	6MonthGBP	Pay	0.50%	07/23/2018		14,250	—	18
	LIBOR										18
	6MonthGBP	Receive	0.59%	07/22/2021		4,750	—	(36)
	LIBOR										(36)
	6MonthGBP	Receive	0.62%	07/21/2021		4,750	—	(44)
	LIBOR										(44)
	3 Month LIBOR	Pay	1.03%	10/01/2018		$10,591	1	(11)			(10)
	3 Month LIBOR	Receive	1.23%	04/20/2020		1,964	—	(7)			(7)
	3 Month LIBOR	Receive	1.21%	04/22/2021		2,415	—	(4)			(4)
	3 Month LIBOR	Receive	1.35%	06/03/2021		4,698	—	(34)			(34)
	3 Month LIBOR	Receive	1.10%	07/21/2021		5,382	—	24			24
	3 Month LIBOR	Receive	1.18%	07/29/2021		5,393	1	2			3
	3 Month LIBOR	Pay	0.95%	08/17/2018		12,930	1	(25)			(24)
	3 Month LIBOR	Receive	0.96%	08/17/2018		12,930	—	22			22

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Exchange Cleared Interest Rate Swaps (continued)

		(Pay)/
		Receive				Upfront
		Floating	Fixed	Expiration	Notional	Premiums	Unrealized
	Floating Rate Index	Rate	Rate	Date	Amount	Paid/(Received)	Appreciation/(Depreciation)	Fair Value
	3 Month LIBOR	Receive	1.32%	04/29/2021	$2,436	$—	$(15)	$(15)
	3 Month LIBOR	Receive	1.19%	08/11/2021	6,434	1	3	4
	3 Month LIBOR	Pay	0.92%	09/21/2017	27,100	—	(14)	(14)
	3 Month LIBOR	Pay	2.30%	09/21/2025	5,900	—	462	462
	3 Month LIBOR	Receive	1.65%	09/21/2020	22,200	—	(443)	(443)
	3 Month LIBOR	Pay	1.14%	08/12/2021	5,371	1	(15)	(14)
	3 Month LIBOR	Pay	0.96%	08/15/2018	13,004	—	(21)	(21)
	3 Month LIBOR	Receive	1.00%	08/20/2018	12,878	1	10	11
	3 Month LIBOR	Receive	1.19%	03/16/2020	2,466	—	(5)	(5)
	3 Month LIBOR	Receive	1.22%	06/15/2020	1,769	—	(5)	(5)
	3 Month LIBOR	Receive	1.33%	05/23/2021	2,397	—	(16)	(16)
	3 Month LIBOR	Receive	1.35%	05/24/2021	2,397	1	(19)	(18)
Total						$7	$(194)	$(187)

Amounts in thousands

Interest Rate Swaptions

				Pay/
				Receive				Upfront
Purchased Swaptions			Floating Rate	Floating	Exercise	Expiration	Notional	Premiums		Fair		Unrealized
Outstanding	Counterparty (Issuer)		Index	Rate	Rate	Date	Amount	Paid/(Received)		Value		Appreciation/(Depreciation)
Call - 1 Year Interest Deutsche Bank AG			3 Month	Pay	8.48%	01/10/2017	ZAR166,300	$70		$82		$12
Rate Swap			JIBAR
Put - 10 Year Interest Bank of America NA			ICE LIBOR	Receive	1.70%	09/09/2016	GBP7,500	97		—		(97)
Rate Swap			GBP 6 Month
Put - 10 Year Interest Merrill Lynch			3 Month	Receive	2.57%	09/20/2016	$33,600	1,035		—		(1,035)
Rate Swap			LIBOR
Put - 20 Year Interest Bank of America NA			ICE LIBOR	Receive	0.70%	11/21/2016	JPY600,000	87		29		(58)
Rate Swap			JPY 6 Month
Put - 20 Year Interest Barclays Bank PLC			ICE LIBOR	Receive	0.50%	01/31/2017	556,500	86		91		5
Rate Swap			JPY 6 Month
Total								$1,375		$202		$(1,173)

				Pay/
				Receive				Upfront
Written Swaptions			Floating Rate	Floating	Exercise	Expiration	Notional	Premiums		Fair		Unrealized
Outstanding	Counterparty (Issuer)		Index	Rate	Rate	Date	Amount	Paid/(Received)		Value		Appreciation/(Depreciation)
Put - 10 Year Interest Merrill Lynch			3 Month	Receive	3.07%	09/20/2016	$33,600	$(460	) $	— $		460
Rate Swap			LIBOR
Put - 2 Year Interest	Bank of America NA		3 Month AUD	Receive	1.90%	11/18/2016	AUD40,000	(75)		(4)		71
Rate Swap			BBR BBSW
Put - 2 Year Interest	Bank of America NA		ICE LIBOR	Receive	1.00%	12/09/2016	GBP30,000	(106)		—		106
Rate Swap			GBP 6 Month
Put - 20 Year Interest Barclays Bank PLC			ICE LIBOR	Receive	0.90%	01/31/2017	JPY556,500	(40)		(33)		7
Rate Swap			JPY 6 Month
Total								$(681	) $	(37	) $	644

Amounts in thousands

Options

							Upfront Premiums					Unrealized
Purchased Options Outstanding		Exercise Price		Expiration Date		Contracts	Paid/(Received)			Fair Value		Appreciation/(Depreciation)
Call - 90 Day Eurodollar Future; December 2016$			99.25	12/20/2016		1,977	$246			$74		$(172)
Call - 90 Day Eurodollar Future; December 2016$			99.38	12/20/2016		4,509	474			56		(418)
Call - 90 Day Eurodollar Future; March 2017			$99.25	03/14/2017		7,844	1,715	637				(1,078)
Call - Allergan PLC			$325.00	09/19/2016		237	254			—		(254)
Call - Allergan PLC			$310.00	09/19/2016		102	111			—		(111)
Call - DISH Network Corp			$50.00	01/23/2017		396	211	189				(22)
Call - MAXIS Nikkei 225 Index		JPY	17,500.00	09/12/2016		51	200			12		(188)
Call - MAXIS Nikkei 225 Index		JPY	17,500.00	10/17/2016		58	125	110				(15)
Call - S&P 500 Emini Future; September 2016			$2,170.00	09/19/2016		48	78			42		(36)
Call - US 2 Year Note Future; December 2016			$109.25	09/26/2016		375	67			71		4
Call - US Long Bond Future; December 2016			$175.00	09/26/2016		104	142			25		(117)
Call - USD versus BRL			$3.35	09/15/2016		657,000	3			3		—
Call - USD versus CAD			$1.32	10/18/2016		5,465,000	29			54		25
Call - USD versus CNH			$6.50	09/13/2016		2,200,000	57			63		6
Call - USD versus CNY			$6.75	09/30/2016		4,000,000	34			11		(23)

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Options (continued)

					Upfront Premiums				Unrealized
Purchased Options Outstanding		Exercise Price	Expiration Date	Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - USD versus CNY		$6.75	10/11/2016	4,918,500	$15	$18	$			3
Call - USD versus TRY		$3.05	11/14/2016	1,093,000	24	16				(8)
Call - USD versus TRY		$3.05	11/14/2016	1,093,000	17	15				(2)
Call - USD versus TRY		$3.05	11/14/2016	1,093,000	18	16				(2)
Call - USD versus TWD		$31.78	01/18/2017	8,175,000	151	109				(42)
Put - 90 Day Eurodollar Future; December 2017 $		98.75	10/17/2016	106	11	12				1
Put - 90 Day Eurodollar Future; December 2018 $		98.63	10/17/2016	400	62	62				—
Put - 90 Day Eurodollar Future; September 2017 $		98.88	09/19/2016	1,852	202	174				(28)
Put - Icahn Enterprises LP		$50.00	09/19/2016	128	17	13				(4)
Put - iShares iBoxx $ High Yield Corporate		$85.00	09/19/2016	400	37	7				(30)
Bond ETF
Put - iShares Russell 2000 ETF		$115.00	10/03/2016	900	111	52				(59)
Put - S&P 500 Index		$2,150.00	09/19/2016	56	95	71				(24)
Put - S&P 500 Index		$1,875.00	12/19/2016	650	5,585	895			(4,690)
Put - S&P 500 Index		$1,875.00	06/19/2017	454	3,806	2,375			(1,431)
Put - S&P 500 Index		$1,875.00	03/20/2017	454	2,934	1,499			(1,435)
Put - SPDR Barclays High Yield Bond ETF		$35.00	09/19/2016	2,000	46	7				(39)
Put - USD versus CNH		$6.53	09/23/2016	1,701,000	10	—				(10)
Put - USD versus CNY		$6.56	09/23/2016	2,732,500	4	1				(3)
Put - USD versus CNY		$6.56	09/23/2016	5,465,000	8	2				(6)
Put - USD versus MXN		$18.40	10/10/2016	1,094,000	13	7				(6)
Put - USD versus MXN		$18.15	09/15/2016	657,000	8	1				(7)
Put - USD versus MXN		$18.55	10/07/2016	1,639,500	16	14				(2)
Put - USD versus MXN		$18.10	10/20/2016	1,641,000	17	7				(10)
Total					$16,953	$6,720			$(10,233)

					Upfront Premiums				Unrealized
Written Options Outstanding		Exercise Price	Expiration Date	Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - 90 Day Eurodollar Future; March 2020		$98.75	03/13/2017	1,441	$(584)	$(603)	$			(19)
Call - Carmike Cinemas Inc		$30.00	09/19/2016	15	(2)	(3)				(1)
Call - GBP versus USD		$1.53	09/29/2016	675,000	(14)	—				14
Call - Halliburton Co		$49.00	10/24/2016	101	(5)	(2)				3
Call - MAXIS Nikkei 225 Index		JPY 18,500.00	10/17/2016	58	(35)	(24)				11
Call - Monsanto Co		$115.00	01/23/2017	10	(4)	(4)				—
Call - Monsanto Co		$115.00	10/24/2016	42	(12)	(9)				3
Call - Relypsa Inc		$32.00	09/19/2016	45	(2)	—				2
Call - USD versus BRL		$3.45	11/04/2016	1,094,000	(15)	(13)				2
Call - USD versus BRL		$3.45	11/04/2016	783,000	(8)	(10)				(2)
Call - USD versus BRL		$3.85	09/14/2016	900,000	(13)	—				13
Call - USD versus BRL		$3.48	12/12/2016	819,750	(16)	(17)				(1)
Call - USD versus BRL		$3.40	11/04/2016	1,094,000	(15)	(18)				(3)
Call - USD versus MXN		$19.10	11/24/2016	2,732,500	(41)	(69)				(28)
Call - USD versus TRY		$3.20	11/14/2016	1,093,000	(8)	(6)				2
Call - USD versus TRY		$3.20	11/14/2016	1,093,000	(11)	(6)				5
Call - USD versus TRY		$3.20	11/14/2016	1,093,000	(7)	(6)				1
Call - USD versus ZAR		$15.80	12/12/2016	2,188,000	(56)	(55)				1
Call - Whiting Petroleum Corp		$10.00	10/24/2016	458	(10)	(7)				3
Call - Whiting Petroleum Corp		$9.00	09/19/2016	412	(6)	(3)				3
Put - S&P 500 Emini Future; September 2016		$2,100.00	09/19/2016	48	(66)	(11)				55
Put - S&P 500 Index		$1,725.00	06/19/2017	454	(2,468)	(1,488)				980
Put - S&P 500 Index		$1,725.00	03/20/2017	454	(1,787)	(866)				921
Put - USD versus BRL		$3.20	10/07/2016	783,000	(8)	(10)				(2)
Put - USD versus BRL		$3.35	09/15/2016	657,000	(9)	(24)				(15)
Put - USD versus BRL		$3.22	09/15/2016	657,000	(6)	(7)				(1)
Put - USD versus BRL		$3.10	11/04/2016	1,094,000	(12)	(7)				5
Put - USD versus BRL		$3.20	10/07/2016	1,094,000	(13)	(13)				—
Put - USD versus ZAR		$13.75	11/04/2016	1,094,000	(14)	(6)				8
Put - USD versus ZAR		$13.65	10/07/2016	1,094,000	(13)	(3)				10
Total					$(5,260)	$(3,290)			$1,970

Amounts in thousands except contracts

Synthetic Futures

						Unrealized			Fair Value
Counterparty (Issuer)	Reference Entity		Expiration Date		Notional Value	Appreciation/(Depreciation)			Asset	Liability
Bank of America NA	Canada 10 Year Bond Future; December 2016		12/30/2016		$(17,714)		$(19)	$	— $	(19)
Bank of America NA	Euro Bund 10 Year Bund Future; September		09/12/2016		17,301		219		219	—
	2016
Bank of America NA	Euro Buxl 30 Year Bond Future; September		09/12/2016		392		37		37	—
	2016
Bank of America NA	Euro-Bobl 5 Year Future; September 2016		09/12/2016		9,296		75		75	—

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Synthetic Futures (continued)

			Unrealized			Fair Value
Counterparty (Issuer)	Reference Entity	Expiration Date	Notional Value	Appreciation/(Depreciation)		Asset	Liability
Bank of America NA	Euro-BTP Future; September 2016	09/12/2016	$3,180	$53		$53	$—
Bank of America NA	Euro-OAT Future; September 2016	09/12/2016	1,925	49		49	—
Bank of America NA	Euro-Schatz 2 Year Future; September 2016	09/12/2016	10,601	7		7	—
Bank of America NA	FTSE China A50 Index Future; September	09/29/2016	293	1		1	—
	2016
Bank of America NA	Hang Seng Index Future; September 2016	09/30/2016	147	1		1	—
Bank of America NA	HSCEI China Index Future; September 2016	09/30/2016	184	—		—	—
Bank of America NA	MSCI Taiwan Index Future; September 2016	09/30/2016	237	(3)		—	(3)
Bank of America NA	Tel Aviv 25 Index Future; September 2016	09/30/2016	(508)	10		10	—
Bank of America NA	UK 10 Year Gilt Future; December 2016	12/30/2016	(6,605)	(5)		—	(5)
Bank of America NA	US 10 Year Note Future; December 2016	12/30/2016	8,402	(23)		—	(23)
Bank of America NA	US 2 Year Note Future; December 2016	01/05/2017	656	(1)		—	(1)
Bank of America NA	US 5 Year Note Future; December 2016	01/05/2017	4,859	(9)		—	(9)
Bank of America NA	US Long Bond Future; December 2016	12/30/2016	1,707	(3)		—	(3)
Bank of America NA	US Ultra Bond Future; December 2016	12/30/2016	1,502	(2)		—	(2)
Bank of America NA	WIG 20 Index Future; September 2016	09/16/2016	158	6		6	—
Morgan Stanley & Co	BIST 30 Index Future; October 2016	10/31/2016	197	(2)		—	(2)
Morgan Stanley & Co	Bovespa Index Future; October 2016	10/14/2016	458	(4)		—	(4)
Morgan Stanley & Co	FTSE China A50 Index Future; September	09/29/2016	147	1		1	—
	2016
Morgan Stanley & Co	Hang Seng Index Future; September 2016	09/30/2016	589	3		3	—
Morgan Stanley & Co	HSCEI China Index Future; September 2016	09/30/2016	1,291	2		2	—
Morgan Stanley & Co	KOSPI 200 Index Future; September 2016	09/09/2016	3,669	98		98	—
Morgan Stanley & Co	MSCI Singapore Index Future; September	09/30/2016	24	(1)		—	(1)
	2016
Morgan Stanley & Co	MSCI Taiwan Index Future; September 2016	09/30/2016	543	(6)		—	(6)
Morgan Stanley & Co	SGX CNX Nifty Index Future; September	09/29/2016	(1,042)	(19)		—	(19)
	2016
Morgan Stanley & Co	Swiss Market Index Future; September 2016	09/16/2016	(10,340)	(500)		—	(47)
Morgan Stanley & Co	Taiwan TAIEX Index Future; September 2016	09/21/2016	2,197	(17)		—	(17)
Total				$(52)		$562	$(161)

Amounts in thousands
Total Return Equity Basket Swaps

				Notional		Fair Value
Counterparty	Fund Pays	Fund Receives	Expiration Date	Value		Asset	Liability
Bank of America NA	Floating rate based on the Federal Funds	Total return on a custom basket of long and	08/12/2019	$(493	) $	50	$—
	Rate plus/less spread	short securities traded in USD
Deutsche Bank AG	Floating rate based on 1 month LIBOR	Total return on a custom basket of long and	11/28/2016-	(465)		—	(144)
	plus/less spread	short securities traded in USD	03/19/2021
Deutsche Bank AG	Floating rate based on 1 month LIBOR	Total return on a custom basket of long and	12/21/2016-	202		83	—
	plus/less spread	short securities traded in TWD	03/20/2017
Deutsche Bank AG	Floating rate based on 1 week LIBOR	Total return on a custom basket of long and	03/20/2017	97		16	—
	plus/less spread	short securities traded in IDR
Deutsche Bank AG	Floating rate based on 28 day Mexico	Total return on a custom basket of long and	03/22/2017	65		92	—
	Interbank TIIE Rate plus/less spread	short securities traded in MXN
Deutsche Bank AG	Floating rate based on 1 month LIBOR	Total return on a custom basket of long and	06/15/2017	46		4	—
	plus/less spread	short securities traded in CLP
Deutsche Bank AG	Floating rate based on 1 month LIBOR	Total return on a custom basket of long and	03/22/2017	592		16	—
	plus/less spread	short securities traded in BRL
Deutsche Bank AG	Floating rate based on 1 month LIBOR	Total return on a custom basket of long and	03/20/2017	9		32	—
	plus/less spread	short securities traded in MYR
Deutsche Bank AG	Floating rate based on 1 week ICE	Total return on a custom basket of long and	09/20/2017	1,344		109	—
	LIBOR CHF plus/less spread	short securities traded in CHF
Deutsche Bank AG	Floating rate based on 1 week EUR	Total return on a custom basket of long and	08/21/2017	255		303	—
	LIBOR plus/less spread	short securities traded in EUR
Deutsche Bank AG	Floating rate based on 1 week LIBOR	Total return on a custom basket of long and	01/19/2017-	3,494		646	—
	plus/less spread	short securities traded in GBP	05/19/2017
Deutsche Bank AG	Floating rate based on 1 week HIBOR	Total return on a custom basket of long and	03/20/2017	176		335	—
	plus/less spread	short securities traded in HKD
Deutsche Bank AG	Floating rate based on 1 month LIBOR	Total return on a custom basket of long and	03/20/2017-	106		—	(7)
	plus/less spread	short securities traded in KRW	03/28/2017
Deutsche Bank AG	Floating rate based on the 1 month South	Total return on a custom basket of long and	03/24/2017	(67)		—	(93)
	Africa Johannesburg Interbank Agreed	short securities traded in ZAR
	Rate plus/less spread
Deutsche Bank AG	Floating rate based on the Poland	Total return on a custom basket of long and	03/21/2017	19		—	(48)
	Warsaw Interbank Offer/Bid Spot Week	short securities traded in PLN
	Rate plus/less spread
Morgan Stanley & Co	Floating rate based on 1 month Euribor	Total return on a custom basket of long and	11/22/2017-	(2,463)		88	—
	plus/less spread	short securities traded in EUR	05/08/2018
Morgan Stanley & Co	Floating rate based on 1 month LIBOR	Total return on a custom basket of long and	02/28/2017	31,384		894	—
	plus/less spread	short securities traded in GBP

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Total Return Equity Basket Swaps (continued)

							Notional			Fair Value
Counterparty	Fund Pays		Fund Receives	Expiration Date			Value			Asset	Liability
Morgan Stanley & Co	Floating rate based on 1 month LIBOR			Total return on a custom basket of long and	08/22/2017	- $	5,036	$		— $	(726)
	plus/less spread		short securities traded in USD		10/11/2017
Morgan Stanley & Co	Floating rate based on the Bank of Japan			Total return on a custom basket of long and	08/23/2018		373			158	—
	Estimate Unsecured Overnight Call Rate		short securities traded in JPY
	plus/less spread
Morgan Stanley & Co	Floating rate based on the Federal Funds			Total return on a custom basket of long and	09/14/2016		6,176			4,904	—
	Rate plus/less spread		short securities traded in USD
Total							$45,886			$7,730	$(1,018)

The expiration dates are measured from the commencement of investment in each underlying swap position.
Amounts in thousands

Total Return Swaps

			Pay/Receive	Financing			Notional			Fair Value
Counterparty (Issuer)	Reference Entity	Contracts	Positive Return	Rate	Expiration Date		Amount			Asset	Liability
Morgan Stanley & Co	MSCI Netherlands Net	193,108	Pay	Euribor 1 Month minus .15%	09/21/2016		EUR	1	$	— $	(4)
	Return EUR Index
Morgan Stanley & Co	MSCI Italy Net Return EUR	287,705	Pay	Euribor 1 Month minus .25%	09/21/2016			4		—	(9)
	Index
Morgan Stanley & Co	MSCI Italy Net Return EUR	126,915	Pay	Euribor 1 Month minus .25%	09/21/2016			2		—	(4)
	Index
Morgan Stanley & Co	MSCI Italy Net Return EUR	99,459	Pay	Euribor 1 Month minus .25%	09/21/2016			1		—	(3)
	Index
Morgan Stanley & Co	MSCI Italy Net Return EUR	133,257	Pay	Euribor 1 Month minus .25%	09/21/2016			2		—	(4)
	Index
Morgan Stanley & Co	MSCI Italy Net Return EUR	636,586	Pay	Euribor 1 Month minus .25%	09/21/2016			8		—	(20)
	Index
Morgan Stanley & Co	MSCI Turkey Net Return	88	Receive	1 Month TRLIBOR plus .55%	09/21/2016		TRY	84		—	(1)
	TRY Index
Morgan Stanley & Co	MSCI South Africa Net	1,393,185	Pay	SAFE South Africa	09/21/2016		ZAR	2		2	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Morgan Stanley & Co	MSCI South Africa Net	3,553,364	Pay	SAFE South Africa	09/21/2016			4		5	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Morgan Stanley & Co	MSCI South Africa Net	1,569,186	Pay	SAFE South Africa	09/21/2016			2		2	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Morgan Stanley & Co	MSCI South Africa Net	3,729,364	Pay	SAFE South Africa	09/21/2016			4		6	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Morgan Stanley & Co	MSCI South Africa Net	2,451,043	Pay	SAFE South Africa	09/21/2016			3		3	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Morgan Stanley & Co	MSCI South Africa Net	1,348,843	Pay	SAFE South Africa	09/21/2016			1		2	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Morgan Stanley & Co	MSCI South Africa Net	2,569,726	Pay	SAFE South Africa	09/21/2016			3		4	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Total										$24	$(45)

Amounts in thousands except contracts

See accompanying notes.

		Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Reverse Repurchase Agreements

Counterparty	Coupon Rate	Maturity Date	Principal Amount	Payable for Reverse Repurchase Agreements
Barclays Bank PLC	(1.25%)	Open Ended	$4,680	$(4,680)
Barclays Bank PLC	(1.50%)	Open Ended	1,823	(1,824)
Barclays Bank PLC	(1.30%)	Open Ended	8,728	(8,729)
Barclays Bank PLC	(1.25%)	Open Ended	8,225	(8,225)
Merrill Lynch	(0.58%)	09/01/2016	114,622	(114,624)
Merrill Lynch	(0.59%)	09/01/2016	11,507	(11,507)
Merrill Lynch	(0.58%)	09/01/2016	404	(404)
Merrill Lynch	(0.59%)	09/01/2016	34,962	(34,963)
Merrill Lynch	(0.52%)	09/01/2016	5,413	(5,413)
Merrill Lynch	(0.55%)	09/01/2016	2,500	(2,500)
Merrill Lynch	(0.54%)	09/01/2016	7,489	(7,489)
Merrill Lynch	(0.33%)	09/01/2016	5,600	(5,600)
Merrill Lynch	(0.57%)	09/01/2016	4,820	(4,821)
Merrill Lynch	(0.57%)	09/01/2016	7	(7)
Merrill Lynch	(0.45%)	09/01/2016	5,470	(5,470)
Merrill Lynch	(0.35%)	09/01/2016	349	(349)
Merrill Lynch	(0.49%)	09/01/2016	2,248	(2,248)
Merrill Lynch	(0.51%)	09/01/2016	28,264	(28,264)
Merrill Lynch	(0.54%)	09/01/2016	10,550	(10,550)
Total				$(257,667)

Amounts in thousands

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS - (12.38)%	Shares	Value(000	's)	COMMON STOCKS (continued)	Shares	Value(000	's)

Advertising - 0.00%				Banks (continued)
DKSH Holding AG	1,119	$78		Swedbank AB	3,787	$87
				UniCredit SpA	120,128	309
				Unione di Banche Italiane SpA	72,494	195
Aerospace & Defense - (0.23)%				United Bankshares Inc/WV	1,815	71
Boeing Co/The	4,010	519		Zions Bancorporation	22,378	685
Kaman Corp	6,950	312				$14,159
Northrop Grumman Corp	8,920	1,892
Orbital ATK Inc	6,610	499		Beverages - (0.21)%
TransDigm Group Inc (a)	8,510	2,427		Anheuser-Busch InBev SA/NV	3,514	436
United Technologies Corp	4,830	514		Brown-Forman Corp - B Shares	7,960	386
		$6,163		Constellation Brands Inc	14,050	2,305
				Molson Coors Brewing Co	10,980	1,124
Agriculture - (0.11)%				Monster Beverage Corp (a)	8,140	1,253
Reynolds American Inc	61,237	3,036				$5,504

				Biotechnology - (0.14)%
Airlines - (0.22)%				Acorda Therapeutics Inc (a)	9,560	230
Alaska Air Group Inc	23,328	1,575		Biogen Inc (a)	2,130	651
Delta Air Lines Inc	30,741	1,130		Celgene Corp (a)	5,740	613
Deutsche Lufthansa AG	903	10		Illumina Inc (a)	3,840	646
JetBlue Airways Corp (a)	71,150	1,135
				Medicines Co/The (a)	23,030	902
Southwest Airlines Co	59,790	2,205		Regeneron Pharmaceuticals Inc (a)	1,000	393
		$6,055		United Therapeutics Corp (a)	2,210	270
Apparel - (0.28)%						$3,705
Hanesbrands Inc	136,342	3,619
				Building Materials - (0.08)%
NIKE Inc	45,460	2,620
				Buzzi Unicem SpA	2,509	53
VF Corp	20,940	1,299
				Geberit AG	295	129
		$7,538		LafargeHolcim Ltd (a)	6,534	347
Automobile Manufacturers - (0.11)%				Martin Marietta Materials Inc	3,170	580
Bayerische Motoren Werke AG	6,071	527		Vulcan Materials Co	8,140	927
Daimler AG	10,069	697				$2,036
Fiat Chrysler Automobiles NV	49,791	343
				Chemicals - (0.24)%
PACCAR Inc	17,110	1,024
				Air Products & Chemicals Inc	20,390	3,173
Volvo AB - B Shares	26,387	283
				Albemarle Corp	6,413	513
		$2,874		BASF SE	1,028	83
Automobile Parts & Equipment - (0.19)%				EI du Pont de Nemours & Co	25,421	1,769
Continental AG	444	93		EMS-Chemie Holding AG	110	59
Delphi Automotive PLC	38,630	2,730		K+S AG	7,355	154
Goodyear Tire & Rubber Co/The	39,000	1,145		Novozymes A/S	5,146	223
Johnson Controls Inc	19,922	874		OCI NV (a)	14,010	246
Meritor Inc (a)	20,854	232		Solvay SA	840	92
Nokian Renkaat OYJ	4,637	167		Stepan Co	5,806	408
		$5,241		Symrise AG	236	17
				Wacker Chemie AG	1,738	162
Banks - (0.51)%						$6,899
Banca Generali SpA	10,618	213
Banca Mediolanum SpA	10,755	75		Commercial Services - (0.30)%
Banca Popolare dell'Emilia Romagna SC	6,921	27		Abertis Infraestructuras SA	4,801	74
Banco de Sabadell SA	102,958	140		Career Education Corp (a)	73,200	479
Banco Popular Espanol SA	211,761	286		Global Payments Inc	22,200	1,686
Bank of America Corp	28,190	455		Live Nation Entertainment Inc (a)	26,300	702
Bankia SA	65,818	55		ManpowerGroup Inc	5,239	374
CaixaBank SA	118,595	320		RELX NV	11,827	210
Canadian Imperial Bank of Commerce/Canada	4,825	383		S&P Global Inc	23,790	2,939
Capital One Financial Corp	16,002	1,146		Securitas AB	2,707	47
Chemical Financial Corp	11,007	509		SGS SA	105	231
Citizens Financial Group Inc	29,850	739		Sotheby's	16,290	646
Credit Suisse Group AG (a)	40,183	524		United Rentals Inc (a)	7,495	617
Deutsche Bank AG (a)	5,539	81		Verisk Analytics Inc (a)	7,857	653
DNB ASA	56	1		Wirecard AG	1,008	50
FinecoBank Banca Fineco SpA	9,440	57				$8,708
FNB Corp/PA	30,732	384
				Computers - (0.09)%
Hope Bancorp Inc	496	8		CACI International Inc (a)	3,090	307
KeyCorp	48,898	614		Dell Technologies Inc (a)	195	9
M&T Bank Corp	22,050	2,609
				Diebold Inc	5,699	160
Nordea Bank AB	3,771	37
Signature Bank/New York NY (a)	22,800	2,782		DST Systems Inc	3,427	416
				Fortinet Inc (a)	31,320	1,132
Skandinaviska Enskilda Banken AB	19,491	190
SVB Financial Group (a)	9,480	1,053		Gemalto NV	2,275	159
				Western Digital Corp	1	—
Svenska Handelsbanken AB	9,587	124
						$2,183

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS (continued)	Shares	Value(000 's)	COMMON STOCKS (continued)	Shares	Value(000 's)
Cosmetics & Personal Care - (0.04)%			Food - (0.62)%
Beiersdorf AG	129	$12	Axfood AB	5,172	$92
Estee Lauder Cos Inc/The	11,642	1,039	B&G Foods Inc	22,040	1,046
Unilever NV	2,569	118	Barry Callebaut AG (a)	305	392
		$1,169	Chocoladefabriken Lindt & Spruengli AG	49	284
			Chr Hansen Holding A/S	3,819	232
Diversified Financial Services - (0.47)%			Colruyt SA	3,048	168
Affiliated Managers Group Inc (a)	6,360	904
			Distribuidora Internacional de Alimentacion	37,830	231
Azimut Holding SpA	25,939	398	SA
Charles Schwab Corp/The	67,568	2,126	Hormel Foods Corp	57,200	2,188
Discover Financial Services	19,210	1,152	JM Smucker Co/The	3,750	532
E*TRADE Financial Corp (a)	78,630	2,074
			Koninklijke Ahold Delhaize NV (a)	587	14
Element Financial Corp	14,216	148	Kraft Heinz Co/The	26,610	2,381
Interactive Brokers Group Inc - A Shares	28,949	1,039	Kroger Co/The	80,310	2,569
Julius Baer Group Ltd (a)	2,085	87
			Marine Harvest ASA (a)	7,313	113
MasterCard Inc	5,040	487	Mondelez International Inc	71,580	3,223
Nasdaq Inc	12,060	859	Nestle SA	780	62
Raymond James Financial Inc	10,830	630	Post Holdings Inc (a)	1,253	106
Synchrony Financial	61,860	1,721	Tyson Foods Inc	45,805	3,462
Visa Inc	17,400	1,408			$17,095
		$13,033
			Forest Products & Paper - 0.00%
Electric - (0.24)%			Stora Enso OYJ	337	3
Avista Corp	13,830	562
Black Hills Corp	8,944	523
Consolidated Edison Inc	5,870	442	Gas - (0.20)%
Dynegy Inc (a)	10,040	127	Atmos Energy Corp	4,200	309
E.ON SE	1,099	10	Gas Natural SDG SA	5,148	106
EDP - Energias de Portugal SA	9,094	31	NiSource Inc	39,360	942
Fortis Inc/Canada	23,300	733	Sempra Energy	7,750	811
Fortum OYJ	5,265	81	South Jersey Industries Inc	10,214	303
Great Plains Energy Inc	5,679	154	Southwest Gas Corp	4,550	318
MDU Resources Group Inc	72,180	1,701	Spire Inc	17,000	1,100
NorthWestern Corp	5,380	311	UGI Corp	34,381	1,564
NRG Yield Inc - A Shares	10,509	169			$5,453
NRG Yield Inc - C Shares	2,680	45
			Hand & Machine Tools - (0.05)%
OGE Energy Corp	11,530	359
			Lincoln Electric Holdings Inc	16,036	1,019
PNM Resources Inc	14,300	455
RWE AG (a)	8,386	137	Sandvik AB	30,577	332
SCANA Corp	11,820	835			$1,351
		$6,675	Healthcare - Products - (0.46)%
			Abbott Laboratories	18,739	787
Electrical Components & Equipment - (0.05)%			ABIOMED Inc (a)	6,450	761
Acuity Brands Inc	5,370	1,477	Align Technology Inc (a)	18,130	1,684
General Cable Corp	1,901	31	Boston Scientific Corp (a)	102,440	2,440
SunPower Corp (a)	6,685	67
			Coloplast A/S	1,282	97
		$1,575	Cooper Cos Inc/The	2,974	553
Electronics - (0.13)%			Edwards Lifesciences Corp (a)	26,103	3,006
Arrow Electronics Inc (a)	25,860	1,702	Henry Schein Inc (a)	6,280	1,029
Electro Scientific Industries Inc (a)	19,738	110	QIAGEN NV (a)	12,812	339
Itron Inc (a)	10,810	515	Sonova Holding AG	332	46
TTM Technologies Inc (a)	47,082	505	Teleflex Inc	5,590	1,023
Vishay Intertechnology Inc	19,695	279	William Demant Holding A/S (a)	8,616	180
Woodward Inc	9,510	596	Zimmer Biomet Holdings Inc	4,735	614
		$3,707			$12,559

Energy - Alternate Sources - (0.05)%			Healthcare - Services - (0.51)%
REX American Resources Corp (a)	18,000	1,448	Aetna Inc	37,632	4,408
			Amsurg Corp (a)	17,946	1,165
			Anthem Inc	47,095	5,890
Engineering & Construction - (0.06)%			Centene Corp (a)	15,260	1,042
Acciona SA	1,680	120	HCA Holdings Inc (a)	13,040	985
Aena SA	1,340	189	UnitedHealth Group Inc	4,520	615
Fraport AG Frankfurt Airport Services	2,634	147
					$14,105
Worldwide
Jacobs Engineering Group Inc (a)	21,493	1,132	Home Builders - (0.19)%
		$1,588	DR Horton Inc	63,970	2,051
			Lennar Corp - A Shares	64,630	3,057
Entertainment - (0.01)%					$5,108
AMC Entertainment Holdings Inc	2,136	65
Lions Gate Entertainment Corp	3,220	68	Home Furnishings - (0.02)%
Vail Resorts Inc	1,110	176	Harman International Industries Inc	7,640	647
		$309

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS (continued)	Shares	Value(000	's)	COMMON STOCKS (continued)	Shares	Value(000	's)

Housewares - (0.04)%				Media (continued)
Newell Brands Inc	22,640	$1,202		Nexstar Broadcasting Group Inc	2,882	$152
				ProSiebenSat.1 Media SE	1,533	66
				Schibsted ASA - A Shares	12,734	404
Insurance - (0.72)%
				Schibsted ASA - B Shares	533	15
Aegon NV	25,349	104
				Scripps Networks Interactive Inc	29,740	1,884
Aflac Inc	20,510	1,522		Telenet Group Holding NV (a)	4,730	222
Allstate Corp/The	31,150	2,148
				Time Inc	22,840	322
Assurant Inc	28,970	2,594
Berkshire Hathaway Inc - Class B (a)	8,060	1,213		Time Warner Inc	5,910	464
				Walt Disney Co/The	11,320	1,069
Endurance Specialty Holdings Ltd	16,670	1,098
First American Financial Corp	19,440	838				$5,411
Loews Corp	17,610	737		Metal Fabrication & Hardware - (0.03)%
Mapfre SA	17,154	47		Assa Abloy AB	10,445	211
Marsh & McLennan Cos Inc	27,750	1,877		Tenaris SA	45,606	628
Old Republic International Corp	52,520	1,010				$839
Primerica Inc	64,681	3,682
Sampo Oyj	5,173	222		Mining - (0.06)%
Stewart Information Services Corp	7,320	335		Alcoa Inc	150,570	1,518
Topdanmark A/S (a)	6,844	183		Norsk Hydro ASA	1,458	6
Tryg A/S	18,796	376				$1,524
UnipolSai SpA	62,894	105		Miscellaneous Manufacturers - (0.13)%
Unum Group	34,340	1,223		Alfa Laval AB	20,020	311
XL Group Ltd	16,785	574		Donaldson Co Inc	11,560	434
		$19,888		Hexpol AB	9,186	84
Internet - (0.32)%				Textron Inc	27,370	1,118
Alibaba Group Holding Ltd ADR(a)	19,464	1,892		Trinity Industries Inc	59,225	1,446
Expedia Inc	16,230	1,771		Wartsila OYJ Abp	949	39
Facebook Inc (a)	5,380	678				$3,432
New Media Investment Group Inc	56,297	900
Priceline Group Inc/The (a)	445	630		Office & Business Equipment - (0.02)%
				Pitney Bowes Inc	34,570	649
United Internet AG	939	38
VeriSign Inc (a)	37,589	2,798
		$8,707		Oil & Gas - (0.23)%
				Cheniere Energy Inc (a)	3,387	145
Investment Companies - (0.01)%				Concho Resources Inc (a)	3,510	454
Ares Capital Corp	9,501	153		Eni SpA	5,658	86
				Newfield Exploration Co (a)	14,100	611
Iron & Steel - (0.02)%				Patterson-UTI Energy Inc	48,500	945
Acerinox SA	3,296	41		Range Resources Corp	12,547	484
APERAM SA	2,664	110		Statoil ASA	6,066	95
ArcelorMittal (a)	57,744	343		Tesoro Corp	18,520	1,397
				Transocean Ltd (a)	3,403	33
thyssenkrupp AG	2,337	54
		$548		Valero Energy Corp	12,250	678
				Western Refining Inc	48,380	1,217
Leisure Products & Services - (0.04)%				Whiting Petroleum Corp (a)	5,847	43
Royal Caribbean Cruises Ltd	15,270	1,086				$6,188

				Oil & Gas Services - (0.15)%
Lodging - (0.05)%				Dril-Quip Inc (a)	31,118	1,729
Marriott International Inc/MD	18,270	1,303		Halliburton Co	6,480	279
				Saipem SpA (a)	72,924	33
Machinery - Construction & Mining - (0.01)%				SBM Offshore NV	37,740	554
				SEACOR Holdings Inc (a)	18,000	1,058
Atlas Copco AB - A Shares	11,726	332
				Technip SA	3,135	186
				TETRA Technologies Inc (a)	48,260	292
Machinery - Diversified - (0.11)%				TGS Nopec Geophysical Co ASA	2,480	43
AGCO Corp	6,860	333				$4,174
CNH Industrial NV	29,431	215
Duerr AG	1,008	85		Packaging & Containers - (0.16)%
Hexagon AB	8,408	342		Ball Corp	56,490	4,473
Kone OYJ	4,112	207
Nordson Corp	14,540	1,436		Pharmaceuticals - (0.24)%
Wabtec Corp/DE	5,110	392		Allergan plc (a)	11,036	2,589
Zardoya Otis SA	14,993	141		Depomed Inc (a)	19,620	398
		$3,151		McKesson Corp	6,320	1,167
Media - (0.20)%				Merck KGaA	6,354	668
Altice NV - A Shares (a)	26,645	445		Mylan NV (a)	13,639	578
Atresmedia Corp de Medios de Comunicacion	16,259	192		Novartis AG	1,576	124
SA				Roche Holding AG	385	94
Axel Springer SE	464	24		Teva Pharmaceutical Industries Ltd ADR	15,708	791
Modern Times Group MTG AB	6,035	152

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS (continued)	Shares	Value(000	's)	COMMON STOCKS (continued)	Shares	Value(000	's)

Pharmaceuticals (continued)				Semiconductors (continued)
UCB SA	783	$64		ASML Holding NV	373	$40
		$6,473		Broadcom Ltd	14,400	2,540
				Cavium Inc (a)	1	—
Pipelines - (0.05)%				Intel Corp	133,869	4,805
Koninklijke Vopak NV	5,486	279		Lam Research Corp	156,929	14,644
ONEOK Inc	22,030	1,033		Microchip Technology Inc	24,764	1,533
		$1,312		Micron Technology Inc (a)	27,349	451
Private Equity - 0.00%				NVIDIA Corp	173,217	10,625
				ON Semiconductor Corp (a)	17,714	191
Icahn Enterprises LP	1,979	103
				Rambus Inc (a)	40,150	555
				Rovi Corp (a)	18,176	372
REITS - (0.62)%				Skyworks Solutions Inc	12,970	971
Colony Capital Inc	31,884	589				$37,407
Cousins Properties Inc	21,749	240
Crown Castle International Corp	11,680	1,107		Shipbuilding - (0.04)%
Equinix Inc	4,553	1,678		Huntington Ingalls Industries Inc	7,100	1,173
Healthcare Realty Trust Inc	51,807	1,816
LTC Properties Inc	17,060	886		Software - (0.48)%
Medical Properties Trust Inc	70,610	1,078		Activision Blizzard Inc	61,250	2,534
Mid-America Apartment Communities Inc	4,723	444		Akamai Technologies Inc (a)	30,720	1,686
Spirit Realty Capital Inc	37,972	503		Amadeus IT Group SA	6,550	301
Starwood Property Trust Inc	28,066	643		Broadridge Financial Solutions Inc	9,405	652
Summit Hotel Properties Inc	137,630	1,968		Electronic Arts Inc (a)	63,110	5,126
Ventas Inc	34,040	2,474		IMS Health Holdings Inc (a)	32,584	972
Welltower Inc	46,517	3,570		SAP SE	5,020	441
		$16,996		Take-Two Interactive Software Inc (a)	23,850	1,037
				Tyler Technologies Inc (a)	2,890	474
Retail - (0.78)%
Advance Auto Parts Inc	23,110	3,637				$13,223
AutoNation Inc (a)	15,560	737
				Telecommunications - (0.34)%
Bed Bath & Beyond Inc	2,937	136		BCE Inc	12,115	566
Best Buy Co Inc	47,535	1,829		Cellnex Telecom SA	18,063	315
Cie Financiere Richemont SA	6,237	359		Ciena Corp (a)	16,959	364
CVS Health Corp	5,980	559		Deutsche Telekom AG	7,992	133
Dick's Sporting Goods Inc	14,189	832		Freenet AG	1,495	43
Dillard's Inc	2,141	129		General Communication Inc (a)	17,560	244
DineEquity Inc	5,470	427		GN Store Nord A/S	4,759	102
Dollar Tree Inc (a)	23,291	1,926
				Koninklijke KPN NV	46,590	152
Domino's Pizza Inc	9,590	1,434		Leap Wireless International Inc - Rights (a),(b),(c)	7,565	24
Dufry AG (a)	918	107
				Level 3 Communications Inc (a)	46,732	2,319
First Cash Financial Services Inc	3,617	187		Millicom International Cellular SA	1,507	77
Foot Locker Inc	18,887	1,240		Nokia OYJ	63,877	360
GameStop Corp	4,833	137		Palo Alto Networks Inc (a)	8,664	1,154
Gap Inc/The	5,824	145		SES SA	14,290	329
GNC Holdings Inc	5,243	110		Tele2 AB	56,560	470
Hennes & Mauritz AB	12,024	366		Telecom Italia SpA/Milano (a)	238,674	217
HUGO BOSS AG	3,132	191		Telefonica Deutschland Holding AG	25,779	106
JC Penney Co Inc (a)	170,011	1,603
				Telefonica SA	6,456	65
Kohl's Corp	3,382	150		Telenor ASA	770	14
L Brands Inc	1,867	142		T-Mobile US Inc (a)	51,685	2,395
Luxottica Group SpA	8,115	392
						$9,449
Macy's Inc	3,787	137
Nordstrom Inc	3,326	168		Textiles - (0.03)%
Pandora A/S	722	90		Mohawk Industries Inc (a)	4,130	879
Salvatore Ferragamo SpA	19,853	453
Starbucks Corp	19,730	1,109
				Transportation - (0.20)%
Swatch Group AG/The	1,571	405
Ulta Salon Cosmetics & Fragrance Inc (a)	3,200	791		FedEx Corp	7,860	1,296
				Heartland Express Inc	26,850	511
Walgreens Boots Alliance Inc	7,960	642
				Kuehne + Nagel International AG	1,107	155
Williams-Sonoma Inc	2,465	130		Old Dominion Freight Line Inc (a)	20,390	1,450
World Fuel Services Corp	23,525	1,049
Zalando SE (a)	262	10		Ship Finance International Ltd	23,869	360
				Union Pacific Corp	16,220	1,550
		$21,759		YRC Worldwide Inc (a)	16,895	196
Savings & Loans - (0.08)%						$5,518
BofI Holding Inc (a)	65,847	1,416

New York Community Bancorp Inc	47,194	713		Water - (0.06)%
				American Water Works Co Inc	7,260	537
		$2,129		California Water Service Group	32,610	995
Semiconductors - (1.35)%						$1,532
ams AG	9,930	337		TOTAL COMMON STOCKS (proceeds $311,576)		$341,017
Analog Devices Inc	5,482	343

See accompanying notes.

Schedule of Investments Global Multi-Strategy Fund August 31, 2016

Short Sales Outstanding

PREFERRED STOCKS - (0.04)%		Shares	Value(000	's)		Principal
					BONDS (continued)	Amount (000's)	Value (000's)
Automobile Manufacturers - (0.02)%
Volkswagen AG 0.17%		3,539	$490		Sovereign (continued)
					Turkey Government International Bond
					7.38%, 02/05/2025	$2,027	$2,438
Automobile Parts & Equipment - 0.00%
Schaeffler AG 0.35%		1,700	26				$16,729
					TOTAL BONDS (proceeds $47,831)		$49,659
					U.S. GOVERNMENT & GOVERNMENT	Principal
Chemicals - (0.01)%					AGENCY OBLIGATIONS - (11.95)%	Amount (000's) Value (000's)
FUCHS PETROLUB SE 0.82%		7,067	321
					U.S. Treasury - (11.95)%
					0.75%, 07/15/2019	$16,421	$16,349
Consumer Products - (0.01)%					0.88%, 06/15/2019	1,231	1,230
Henkel AG & Co KGaA 1.47%		554	73		1.13%, 07/31/2021	3,476	3,465
					1.38%, 01/31/2021	661	667
Electronics - 0.00%					1.50%, 08/15/2026	3,043	3,024
Sartorius AG 0.38%		848	67		1.63%, 05/15/2026	65,781	66,030
					2.50%, 05/15/2046	88,820	94,007
TOTAL PREFERRED STOCKS (proceeds $884)			$977		3.00%, 11/15/2045	13,317	15,519
	Principal				3.13%, 11/15/2041	50,948	60,503
BONDS- (1.80)%	Amount (000's) Value (000's)				4.50%, 02/15/2036	32,790	46,877
					5.38%, 02/15/2031	7,034	10,339
Chemicals - (0.03)%					6.25%, 05/15/2030	7,074	11,005
Chemours Co/The							$329,015
6.63%, 05/15/2023		$750	$720		TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY $		329,015
					OBLIGATIONS (proceeds $328,906)
Commercial Services - (0.07)%					TOTAL SHORT SALES (proceeds $689,197)		$720,668
United Rentals North America Inc
5.75%, 11/15/2024		1,969	2,058

					(a) Non-Income Producing Security
Diversified Financial Services - (0.06)%					(b)	Fair value of these investments is determined in good faith by the Manager
International Lease Finance Corp					under procedures established and periodically reviewed by the Board of
5.88%, 08/15/2022		1,436	1,621		Directors. At the end of the period, the fair value of these securities totaled
					$24 or 0.85% of net assets.
					(c)	Security is Illiquid. At the end of the period, the value of these securities
Electric - (0.48)%					totaled $24 or 0.85% of net assets.

Saudi Electricity Global Sukuk Co 2
3.47%, 04/08/2023		13,000	13,325

Lodging - (0.04)%
Wynn Las Vegas LLC / Wynn Las Vegas
Capital Corp
5.50%, 03/01/2025		1,000	1,010

Mining - (0.24)%
Rio Tinto Finance PLC
2.88%, 12/11/2024	EUR	5,000	6,674

Pharmaceuticals - (0.24)%
Endo Finance LLC
5.75%, 01/15/2022		$2,000	1,864
Valeant Pharmaceuticals International Inc
5.38%, 03/15/2020		5,000	4,712
			$6,576

Retail - (0.03)%
Macy's Retail Holdings Inc
4.50%, 12/15/2034		1,000	946

Sovereign - (0.61)%
Colombia Government International Bond
4.00%, 02/26/2024		1,810	1,905
5.00%, 06/15/2045		556	602
Kazakhstan Government International Bond
5.13%, 07/21/2025		2,465	2,771
Oman Government International Bond
4.75%, 06/15/2026		5,000	5,171
South Africa Government International Bond
4.88%, 04/14/2026		3,694	3,842

See accompanying notes.

Schedule of Investments
Global Opportunities Equity Hedged Fund
August 31, 2016

COMMON STOCKS - 97.08%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.90%			Engineering & Construction (continued)
Interpublic Group of Cos Inc/The	2,676	$62	Obayashi Corp	6,000	$56
			Promotora y Operadora de Infraestructura	3,100	37
Agriculture - 5.70%			SAB de CV
British American Tobacco PLC	2,314	144	Vinci SA	1,385	105
Imperial Brands PLC	1,341	70			$307
KT&G Corp	657	69	Environmental Control - 0.71%
Philip Morris International Inc	1,115	111	Waste Management Inc	765	49
		$394
Apparel - 0.52%			Food - 1.81%
Adidas AG	219	36	Koninklijke Ahold Delhaize NV (b)	2,289	55
			Kroger Co/The	2,187	70
Automobile Manufacturers - 0.55%					$125
Guangzhou Automobile Group Co Ltd	28,000	38	Food Service - 1.07%
			Compass Group PLC	3,933	74
Automobile Parts & Equipment - 0.90%
Toyota Industries Corp	1,300	62	Gas - 1.06%
			National Grid PLC	5,299	73
Banks - 8.69%
77 Bank Ltd/The	10,000	42	Healthcare - Services - 2.79%
Bank of Nova Scotia/The	1,100	59	Anthem Inc	632	79
BNP Paribas SA	1,303	66	Centene Corp (b)	1,668	114
JPMorgan Chase & Co	2,758	186			$193
Mitsubishi UFJ Financial Group Inc	10,100	56	Holding Companies - Diversified - 0.61%
Sumitomo Mitsui Financial Group Inc	1,100	38	Wharf Holdings Ltd/The	6,000	42
Sumitomo Mitsui Trust Holdings Inc	26,000	93
SunTrust Banks Inc	1,375	61	Insurance - 5.57%
		$601	Everest Re Group Ltd	274	53
Beverages - 0.74%			NN Group NV	1,959	58
Diageo PLC	1,853	51	Prudential Financial Inc	679	54
			SCOR SE	2,114	62
Biotechnology - 7.49%			Swiss Re AG	624	53
Amgen Inc (a)	1,140	194	Travelers Cos Inc/The	589	70
Charles River Laboratories International Inc	765	64	Unum Group	982	35
(b)					$385
Genmab A/S (b)	192	31	Internet - 4.99%
Gilead Sciences Inc (a)	2,927	229	Alphabet Inc - A Shares (b)	202	160
		$518	Auto Trader Group PLC (c)	6,294	31
Chemicals - 0.72%			Facebook Inc (b)	532	67
Lonza Group AG (b)	264	50	Symantec Corp	1,921	46
			Tencent Holdings Ltd	1,600	41
Commercial Services - 3.08%					$345
AMN Healthcare Services Inc (b)	1,195	43	Machinery - Construction & Mining - 1.45%
Aramark	1,781	68	ABB Ltd (b)	2,381	52
Qualicorp SA	5,200	36	Hitachi Ltd	10,000	48
Total System Services Inc	1,331	66			$100
		$213	Machinery - Diversified - 0.82%
Computers - 4.73%			Mitsubishi Heavy Industries Ltd	13,000	57
Accenture PLC - Class A	1,196	138
Capgemini SA	1,004	98	Media - 0.88%
Synopsys Inc (b)	1,538	91	CBS Corp	1,193	61
		$327
Cosmetics & Personal Care - 1.01%			Mining - 1.08%
Unilever NV	1,530	70	Barrick Gold Corp	2,013	34
			Kinross Gold Corp (b)	10,200	41
Distribution & Wholesale - 0.55%					$75
HD Supply Holdings Inc (b)	1,054	38	Miscellaneous Manufacturers - 1.85%
			Siemens AG	1,074	128
Diversified Financial Services - 0.52%
ORIX Corp	2,500	36	Oil & Gas - 1.79%
			Exxon Mobil Corp	409	36
Electric - 3.08%			Lukoil PJSC ADR	941	42
Exelon Corp	1,640	56	Seven Generations Energy Ltd (b)	2,000	46
Iberdrola SA	9,307	61			$124
Korea Electric Power Corp	1,138	59	Packaging & Containers - 0.69%
Tenaga Nasional BHD	10,000	37	Packaging Corp of America	615	48
		$213
Electronics - 0.85%			Pharmaceuticals - 6.09%
Honeywell International Inc	506	59	AbbVie Inc	1,912	123
			Pfizer Inc	3,826	133
Engineering & Construction - 4.44%			Shire PLC	1,555	97
Aena SA (c)	267	38	VCA Inc (b)	957	68
Eiffage SA	487	38			$421
EMCOR Group Inc	573	33

See accompanying notes.

Schedule of Investments

Global Opportunities Equity Hedged Fund August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	Portfolio Summary (unaudited)
Pipelines - 0.85%				Country	Percent
TransCanada Corp	1,300	$59		United States	49.15%
				Japan	8.61%
Private Equity - 0.78%				United Kingdom	8.22%
3i Group PLC	6,724	54		France	7.01%
				Canada	5.09%
Real Estate - 1.13%				China	2.73%
Brookfield Asset Management Inc	2,300	78		Korea, Republic Of	2.63%
				Germany	2.38%
REITS - 1.78%				Switzerland	2.23%
Digital Realty Trust Inc	400	40		Ireland	1.99%
Extra Space Storage Inc	554	45		Netherlands	1.65%
Mid-America Apartment Communities Inc	409	38		Spain	1.44%
		$123		Brazil	1.27%
Retail - 1.34%				Bermuda	0.77%
Alimentation Couche-Tard Inc	700	36		Indonesia	0.71%
CVS Health Corp	614	57		Hong Kong	0.61%
		$93		Russian Federation	0.61%
Semiconductors - 2.01%				Taiwan, Province Of China	0.56%
Samsung Electronics Co Ltd	37	54		Mexico	0.54%
Taiwan Semiconductor Manufacturing Co Ltd	7,000	39		Malaysia	0.52%
Tokyo Electron Ltd	500	46		Denmark	0.44%
		$139		Other Assets and Liabilities	0.84%
Shipbuilding - 0.85%				TOTAL NET ASSETS	100.00%
Huntington Ingalls Industries Inc	355	59

Software - 2.76%
Microsoft Corp (a)	2,240	129
NetEase Inc ADR	293	62
		$191
Telecommunications - 6.19%
AT&T Inc	847	35
China Telecom Corp Ltd	90,000	46
Cisco Systems Inc	5,863	184
NTT DOCOMO Inc	2,500	63
Orange SA	3,351	51
Telekomunikasi Indonesia Persero Tbk PT	154,400	49
		$428
Water - 1.66%
Cia de Saneamento Basico do Estado de Sao	5,700	51
Paulo
Veolia Environnement SA	2,986	64
		$115
TOTAL COMMON STOCKS		$6,714
INVESTMENT COMPANIES - 2.08%	Shares Held	Value(000	's)
Money Market Funds - 2.08%
Morgan Stanley Institutional Liquidity Funds -	143,870	144
Government Portfolio

TOTAL INVESTMENT COMPANIES		$144
Total Investments		$6,858
Other Assets and Liabilities - 0.84%		$58
TOTAL NET ASSETS - 100.00%		$6,916

(a)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $493 or 7.13% of net assets.
(b)	Non-Income Producing Security
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $69 or 1.00% of net assets.

		Futures Contracts
					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
eMini MSCI EAFE; September 2016	Short	30	$2,385	$2,531	$(146)
eMini MSCI Emerging Markets; September 2016	Short	6	242	266	(24)

See accompanying notes.

		Schedule of Investments
Global Opportunities Equity Hedged Fund
August 31, 2016

Futures Contracts (continued)

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; September 2016	Short	33	$3,429	$3,580	$(151)
Total					$(321)
Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments Global Opportunities Fund August 31, 2016

COMMON STOCKS - 98.46%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.86%				Engineering & Construction (continued)
Interpublic Group of Cos Inc/The	493,350	$11,416		Promotora y Operadora de Infraestructura	538,265	$6,454
				SAB de CV
Agriculture - 6.01%				Vinci SA	264,339	20,084
British American Tobacco PLC	468,651	29,076				$60,541
Imperial Brands PLC	275,785	14,466		Environmental Control - 0.77%
KT&G Corp	137,331	14,398		Waste Management Inc	160,655	10,272
Philip Morris International Inc	218,759	21,860
		$79,800		Food - 1.73%
Apparel - 0.58%				Koninklijke Ahold Delhaize NV (a)	418,627	10,050
Adidas AG	46,005	7,646		Kroger Co/The	403,197	12,898
						$22,948
Automobile Manufacturers - 0.50%				Food Service - 1.13%
Guangzhou Automobile Group Co Ltd	4,856,000	6,675		Compass Group PLC	790,058	14,954

Automobile Parts & Equipment - 0.82%				Gas - 1.17%
Toyota Industries Corp	226,000	10,842		National Grid PLC	1,130,785	15,562

Banks - 8.55%				Healthcare - Services - 2.56%
Bank of Nova Scotia/The	231,600	12,329		Anthem Inc	102,807	12,859
BNP Paribas SA	270,926	13,836		Centene Corp (a)	309,794	21,156
JPMorgan Chase & Co	508,687	34,336				$34,015
Mitsubishi UFJ Financial Group Inc	2,121,100	11,684		Holding Companies - Diversified - 0.65%
Sumitomo Mitsui Financial Group Inc	275,300	9,631		Wharf Holdings Ltd/The	1,221,000	8,605
Sumitomo Mitsui Trust Holdings Inc	5,491,000	19,703
SunTrust Banks Inc	272,944	12,029		Insurance - 5.75%
		$113,548		Everest Re Group Ltd	49,701	9,611
Beverages - 0.74%				NN Group NV	411,154	12,276
Diageo PLC	352,938	9,782		Prudential Financial Inc	128,196	10,176
				SCOR SE	438,991	12,953
Biotechnology - 7.76%				Swiss Re AG	113,257	9,571
Amgen Inc	234,575	39,892		Travelers Cos Inc/The	120,884	14,350
Charles River Laboratories International Inc	133,643	11,120		Unum Group	206,970	7,370
(a)						$76,307
Genmab A/S (a)	36,761	5,872		Internet - 5.08%
Gilead Sciences Inc	589,298	46,189		Alphabet Inc - A Shares (a)	38,227	30,194
		$103,073		Auto Trader Group PLC (b)	1,166,975	5,717
Chemicals - 0.74%				Facebook Inc (a)	107,798	13,595
Lonza Group AG (a)	51,530	9,777		Symantec Corp	399,645	9,643
				Tencent Holdings Ltd	322,600	8,360
Commercial Services - 3.23%						$67,509
AMN Healthcare Services Inc (a)	252,310	9,141		Machinery - Construction & Mining - 1.42%
Aramark	340,589	12,918		ABB Ltd (a)	431,114	9,352
Qualicorp SA	1,058,100	7,386		Hitachi Ltd	1,964,000	9,441
Total System Services Inc	272,850	13,438				$18,793
		$42,883		Machinery - Diversified - 0.88%
Computers - 4.45%				Mitsubishi Heavy Industries Ltd	2,680,000	11,693
Accenture PLC - Class A	216,921	24,946
Capgemini SA	177,887	17,381		Media - 0.88%
Synopsys Inc (a)	281,924	16,715		CBS Corp	229,832	11,728
		$59,042
Cosmetics & Personal Care - 1.14%				Mining - 1.10%
Unilever NV	330,137	15,190		Barrick Gold Corp	429,106	7,299
				Kinross Gold Corp (a)	1,832,400	7,322
Distribution & Wholesale - 0.60%						$14,621
HD Supply Holdings Inc (a)	219,278	7,918		Miscellaneous Manufacturers - 1.79%
				Siemens AG	198,798	23,716
Diversified Financial Services - 0.53%
ORIX Corp	486,300	7,008		Oil & Gas - 2.14%
				Antero Resources Corp (a)	155,017	3,962
Electric - 3.18%				Exxon Mobil Corp	87,053	7,586
Exelon Corp	343,455	11,678		Lukoil PJSC ADR	170,554	7,643
Iberdrola SA	1,912,589	12,598		Seven Generations Energy Ltd (a)	400,400	9,221
Korea Electric Power Corp	218,018	11,324				$28,412
Tenaga Nasional BHD	1,833,300	6,659		Packaging & Containers - 0.70%
		$42,259		Packaging Corp of America	118,573	9,323
Electronics - 0.82%
Honeywell International Inc	93,277	10,886		Pharmaceuticals - 6.10%
				AbbVie Inc	342,142	21,931
Engineering & Construction - 4.56%				Pfizer Inc	781,583	27,199
Aena SA (b)	56,024	7,919		Shire PLC	280,536	17,520
Eiffage SA	101,853	7,987		VCA Inc (a)	202,485	14,338
EMCOR Group Inc	109,085	6,246				$80,988
Obayashi Corp	1,282,900	11,851

See accompanying notes.

Schedule of Investments Global Opportunities Fund August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	Portfolio Summary (unaudited)
Pipelines - 0.90%				Country	Percent
TransCanada Corp	263,800	$11,963		United States	48.23%
				United Kingdom	8.67%
Private Equity - 0.78%				Japan	8.46%
3i Group PLC	1,282,079	10,348		France	7.21%
				Canada	5.29%
Real Estate - 1.07%				Korea, Republic Of	2.77%
Brookfield Asset Management Inc	420,024	14,173		China	2.63%
				Germany	2.37%
REITS - 1.69%				Switzerland	2.17%
Digital Realty Trust Inc	77,819	7,711		Ireland	1.88%
Extra Space Storage Inc	92,384	7,442		Netherlands	1.68%
Mid-America Apartment Communities Inc	77,519	7,286		Spain	1.55%
		$22,439		Brazil	1.35%
Retail - 1.51%				Indonesia	0.74%
Alimentation Couche-Tard Inc	153,716	7,927		Bermuda	0.72%
CVS Health Corp	129,393	12,086		Hong Kong	0.65%
		$20,013		Russian Federation	0.58%
Semiconductors - 2.09%				Taiwan, Province Of China	0.56%
Samsung Electronics Co Ltd	7,716	11,192		Malaysia	0.50%
Taiwan Semiconductor Manufacturing Co Ltd	1,329,000	7,380		Mexico	0.49%
Tokyo Electron Ltd	100,100	9,216		Denmark	0.44%
		$27,788		Other Assets and Liabilities	1.06%
Shipbuilding - 0.87%				TOTAL NET ASSETS	100.00%
Huntington Ingalls Industries Inc	69,795	11,528

Software - 2.82%
Microsoft Corp	452,709	26,013
NetEase Inc ADR	54,172	11,483
		$37,496
Telecommunications - 6.03%
AT&T Inc	166,958	6,825
China Telecom Corp Ltd	16,590,000	8,548
Cisco Systems Inc	1,053,351	33,118
NTT DOCOMO Inc	451,600	11,389
Orange SA	678,914	10,349
Telekomunikasi Indonesia Persero Tbk PT	31,116,400	9,833
		$80,062
Water - 1.78%
Cia de Saneamento Basico do Estado de Sao	1,152,500	10,432
Paulo
Veolia Environnement SA	620,048	13,213
		$23,645
TOTAL COMMON STOCKS		$1,307,187
INVESTMENT COMPANIES - 0.48%	Shares Held	Value(000	's)
Money Market Funds - 0.48%
Morgan Stanley Institutional Liquidity Funds -	6,378,186	6,378
Government Portfolio

TOTAL INVESTMENT COMPANIES		$6,378
Total Investments		$1,313,565
Other Assets and Liabilities - 1.06%		$14,034
TOTAL NET ASSETS - 100.00%		$1,327,599

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $13,636 or 1.03% of net assets.

See accompanying notes.

Schedule of Investments
International Small Company Fund
August 31, 2016

COMMON STOCKS - 96.93%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.20%				Diversified Financial Services (continued)
Stroeer SE & Co KGaA	7,381	$341		Century Tokyo Leasing Corp	28,300	$1,064
				Euronext NV (b)	15,486	654
Apparel - 0.76%				Ichigo Inc	248,700	1,013
Gunze Ltd	141,000	416		Intermediate Capital Group PLC	143,040	1,119
Moncler SpA	53,149	882		Worldpay Group PLC (a),(b)	186,033	730
		$1,298		Zenkoku Hosho Co Ltd	23,900	939
Automobile Manufacturers - 0.83%						$6,337
New Flyer Industries Inc	43,900	1,414		Electric - 1.03%
				Hera SpA	358,260	993
Automobile Parts & Equipment - 3.95%				Iren SpA	465,011	766
Calsonic Kansei Corp	73,000	575				$1,759
Georg Fischer AG	1,710	1,376		Electrical Components & Equipment - 1.59%
Plastic Omnium SA	23,980	767		Fujikura Ltd	199,000	1,119
Rheinmetall AG	18,753	1,353		Gamesa Corp Tecnologica SA	69,696	1,600
TS Tech Co Ltd	45,700	1,063				$2,719
Unipres Corp	50,890	910		Electronics - 2.63%
Xinyi Glass Holdings Ltd (a)	822,000	707		Alps Electric Co Ltd	27,700	627
		$6,751		dorma+kaba Holding AG	1,825	1,433
Banks - 3.29%				Mycronic AB	42,316	502
77 Bank Ltd/The	249,000	1,039		Orbotech Ltd (a)	36,895	1,055
Aareal Bank AG	36,375	1,223		Osaki Electric Co Ltd	97,000	889
Israel Discount Bank Ltd (a)	536,588	969				$4,506
Joyo Bank Ltd/The	213,000	847		Engineering & Construction - 3.99%
OneSavings Bank PLC	92,239	324		Aecon Group Inc	28,100	393
Suruga Bank Ltd	51,300	1,222		Eiffage SA	16,852	1,322
		$5,624		Keller Group PLC	42,655	509
Beverages - 2.10%				Kinden Corp	96,800	1,060
Britvic PLC	86,774	733		Kyudenko Corp	35,300	1,115
Fevertree Drinks PLC	43,495	561		Maeda Corp	107,000	893
Royal Unibrew A/S	23,923	1,180		Toda Corp	167,000	851
Treasury Wine Estates Ltd	132,458	1,115		Yokogawa Bridge Holdings Corp	60,700	673
		$3,589				$6,816
Biotechnology - 0.43%				Entertainment - 0.34%
Genmab A/S (a)	4,598	734		Evolution Gaming Group AB (b)	19,334	582

Building Materials - 1.12%				Food - 2.82%
Buzzi Unicem SpA	57,341	1,220		Bellamy's Australia Ltd	77,413	767
Nichiha Corp	38,000	703		Ebro Foods SA	47,298	1,059
		$1,923		Ezaki Glico Co Ltd	15,800	792
Chemicals - 3.19%				Greencore Group PLC	143,361	661
Covestro AG (b)	15,234	792		Megmilk Snow Brand Co Ltd	25,800	795
Denka Co Ltd	203,000	858		Sonae SGPS SA	892,238	746
DIC Corp	47,600	1,450				$4,820
Lenzing AG	7,773	921		Forest Products & Paper - 1.08%
Sanyo Chemical Industries Ltd	89,000	751		BillerudKorsnas AB	58,553	998
Tosoh Corp	110,000	679		Smurfit Kappa Group PLC	34,177	844
		$5,451				$1,842
Commercial Services - 3.39%				Gas - 0.93%
Kanamoto Co Ltd	41,600	879		Rubis SCA	19,421	1,588
Loomis AB	42,325	1,212
Northgate PLC	92,457	512		Healthcare - Products - 1.57%
QinetiQ Group PLC	326,704	989		Carl Zeiss Meditec AG	15,814	575
Rentokil Initial PLC	554,678	1,558		DiaSorin SpA	11,110	718
Societa Iniziative Autostradali e Servizi SpA	67,062	651		Fisher & Paykel Healthcare Corp Ltd	144,711	1,015
		$5,801		Ypsomed Holding AG (a)	2,011	372
Computers - 2.64%						$2,680
Bechtle AG	5,003	558		Healthcare - Services - 1.94%
DTS Corp	29,100	599		Eurofins Scientific SE	3,135	1,272
NS Solutions Corp	39,400	683		Orpea	13,929	1,212
Teleperformance	16,913	1,755		UDG Healthcare PLC	104,153	838
Tieto OYJ	30,974	924				$3,322
		$4,519		Home Builders - 1.63%
Cosmetics & Personal Care - 1.87%				Bellway PLC	26,423	809
Lion Corp	97,000	1,358		Galliford Try PLC	33,580	501
Oriflame Holding AG (a)	27,025	832		Haseko Corp	107,300	1,017
Pola Orbis Holdings Inc	12,700	1,014		Redrow PLC	95,806	467
		$3,204				$2,794
Distribution & Wholesale - 0.93%				Home Furnishings - 0.48%
Inchcape PLC	117,932	1,087		Zojirushi Corp	52,300	819
Trusco Nakayama Corp	11,100	510
		$1,597		Insurance - 2.38%
Diversified Financial Services - 3.71%				Beazley PLC	200,921	1,029
BOC Aviation Ltd (a),(b)	157,500	818		Challenger Ltd/Australia	185,348	1,278

See accompanying notes.

Schedule of Investments
International Small Company Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Insurance (continued)				Pharmaceuticals (continued)
Direct Line Insurance Group PLC	100,554	$488		Recordati SpA	45,006	$1,362
Hiscox Ltd	82,314	1,129				$4,794
SCOR SE	4,836	143		Private Equity - 1.89%
		$4,067		3i Group PLC	178,923	1,444
Internet - 1.77%				Alaris Royalty Corp	28,191	494
ASOS PLC (a)	11,821	703		AURELIUS Equity Opportunities SE & Co	14,402	812
Just Eat PLC (a)	152,647	1,085		KGaA
Rightmove PLC	22,865	1,231		SVG Capital PLC (a)	65,126	477
		$3,019				$3,227
Iron & Steel - 0.58%				Real Estate - 5.56%
BlueScope Steel Ltd	152,033	991		BUWOG AG (a)	40,632	1,057
				Castellum AB	104,498	1,580
Leisure Products & Services - 0.38%				Conwert Immobilien Invest SE (a)	47,712	838
Daiichikosho Co Ltd	16,900	655		Grand City Properties SA	52,084	1,142
				Hemfosa Fastigheter AB	107,926	1,194
Lodging - 0.89%				Sponda OYJ	103,076	538
Star Entertainment Grp Ltd/The	343,832	1,522		Starts Corp Inc	18,000	309
				TLG Immobilien AG	31,527	713
Machinery - Diversified - 2.04%				UNITE Group PLC/The	100,912	831
Daihen Corp	8,000	42		UOL Group Ltd	219,700	895
Ebara Corp	202,000	1,040		Wheelock & Co Ltd	72,000	411
KION Group AG	25,912	1,475				$9,508
Tsubakimoto Chain Co	123,000	930		REITS - 4.69%
		$3,487		Allied Properties Real Estate Investment Trust	23,959	673
Media - 1.48%				Axiare Patrimonio SOCIMI SA	30,210	389
Corus Entertainment Inc	107,200	1,005		Hibernia REIT plc	453,833	708
Informa PLC	143,589	1,336		Hulic Reit Inc	440	776
Sanoma OYJ	20,083	185		Japan Hotel REIT Investment Corp	1,175	1,011
		$2,526		Mapletree Commercial Trust	559,058	640
Mining - 3.63%				MCUBS MidCity Investment Corp	204	687
Detour Gold Corp (a)	46,890	1,058		Milestone Apartments Real Estate Investment	43,800	658
HudBay Minerals Inc	158,066	641		Trust
Independence Group NL	216,311	597		Orix JREIT Inc	747	1,307
Kirkland Lake Gold Inc (a)	70,200	572		Pure Industrial Real Estate Trust	91,200	382
Lundin Mining Corp (a)	223,864	847		Smart Real Estate Investment Trust	28,954	782
Northern Star Resources Ltd	200,509	614				$8,013
OceanaGold Corp	246,773	777		Retail - 5.73%
Sandfire Resources NL	108,154	445		Dollarama Inc	10,860	802
St Barbara Ltd (a)	302,668	648		Domino's Pizza Group PLC	184,508	870
		$6,199		Izumi Co Ltd	12,900	507
Miscellaneous Manufacturers - 0.90%				JD Sports Fashion PLC	41,954	711
Aalberts Industries NV	36,458	1,225		K's Holdings Corp	58,000	916
Hill & Smith Holdings PLC	20,201	310		Man Wah Holdings Ltd	1,113,600	756
		$1,535		Matsumotokiyoshi Holdings Co Ltd	12,900	569
Office Furnishings - 0.11%				Shimamura Co Ltd	5,700	660
Okamura Corp	20,900	192		Toridoll.corp	19,700	414
				Tsuruha Holdings Inc	7,100	696
Oil & Gas - 4.21%				Valor Holdings Co Ltd	44,400	1,199
Birchcliff Energy Ltd (a)	72,886	505		Valora Holding AG	3,223	878
Cardinal Energy Ltd	54,710	358		Yamada Denki Co Ltd	174,100	814
DCC PLC	13,984	1,273				$9,792
Det Norske Oljeselskap ASA (a)	47,873	650		Semiconductors - 1.60%
Ensign Energy Services Inc	55,100	324		BE Semiconductor Industries NV	42,759	1,343
Parex Resources Inc (a)	79,767	944		Tower Semiconductor Ltd (a)	34,843	546
Raging River Exploration Inc (a)	114,689	930		Ulvac Inc	29,900	843
Seven Generations Energy Ltd (a)	39,000	898				$2,732
Spartan Energy Corp (a)	157,158	404		Software - 2.23%
Whitecap Resources Inc	119,319	905		Kinaxis Inc (a)	23,100	1,095
		$7,191		NetEnt AB (a)	68,796	569
Oil & Gas Services - 0.48%				Nexon Co Ltd	41,900	575
Technip SA	13,926	825		Open Text Corp	14,200	893
				TIS Inc	29,000	688
Packaging & Containers - 1.73%						$3,820
CCL Industries Inc	3,182	607		Telecommunications - 1.55%
Orora Ltd	449,684	1,046		ADVA Optical Networking SE (a)	71,501	610
RPC Group PLC	114,855	1,311		Hitachi Kokusai Electric Inc	44,200	785
		$2,964		Spark New Zealand Ltd	455,370	1,256
Pharmaceuticals - 2.80%						$2,651
Amplifon SpA	135,009	1,420		Transportation - 1.86%
Indivior PLC	56,589	234		National Express Group PLC	229,550	1,066
Kaken Pharmaceutical Co Ltd	18,000	1,017		Sankyu Inc	221,000	1,260
Nippon Shinyaku Co Ltd	16,400	761

See accompanying notes.

		Schedule of Investments
		International Small Company Fund
		August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)
Transportation (continued)
Seino Holdings Co Ltd	81,800	$858
		$3,184
TOTAL COMMON STOCKS		$165,724
INVESTMENT COMPANIES - 1.48%	Shares Held	Value(000	's)
Money Market Funds - 1.48%
Goldman Sachs Financial Square Funds -	2,523,414	2,523
Government Fund

TOTAL INVESTMENT COMPANIES		$2,523
PREFERRED STOCKS - 1.44%	Shares Held	Value(000	's)
Electronics - 0.71%
Sartorius AG 0.38%(c)	15,289	$1,208

Machinery - Diversified - 0.73%
Jungheinrich AG 0.40%(c)	39,840	1,251

TOTAL PREFERRED STOCKS		$2,459
Total Investments		$170,706
Other Assets and Liabilities - 0.15%		$263
TOTAL NET ASSETS - 100.00%		$170,969

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $3,576 or 2.09% of net assets.
(c)	Variable Rate. Rate shown is in effect at August 31, 2016.

Portfolio Summary (unaudited)

Country	Percent
Japan	28.48%
United Kingdom	13.48%
Canada	9.91%
Germany	6.39%
Australia	5.73%
Italy	4.69%
France	4.44%
Sweden	3.88%
Switzerland	2.87%
Ireland	2.52%
Netherlands	1.89%
United States	1.87%
Spain	1.79%
Austria	1.65%
Israel	1.50%
Luxembourg	1.41%
Singapore	1.38%
New Zealand	1.32%
Denmark	1.12%
Hong Kong	1.09%
Finland	0.96%
Bermuda	0.66%
Portugal	0.44%
Norway	0.38%
Other Assets and Liabilities	0.15%
TOTAL NET ASSETS	100.00%

See accompanying notes.

     Schedule of Investments Multi-Manager Equity Long/Short Fund August 31, 2016

COMMON STOCKS - 88.31%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.90%				Banks (continued)
JCDecaux SA	71,789	$2,473		Nordea Bank AB	122,968	$1,201
Omnicom Group Inc (a)	5,171	446		Northern Trust Corp	484	34
		$2,919		PNC Financial Services Group Inc/The	1,049	95
Aerospace & Defense - 1.48%				Regions Financial Corp	39,115	390
				Signature Bank/New York NY (b)	2,156	263
Airbus Group SE	3,315	194
Boeing Co/The	6,390	827		State Street Corp	833	59
General Dynamics Corp	1,265	193		SunTrust Banks Inc	2,586	114
Harris Corp (a)	2,714	252		US Bancorp	3,675	162
L-3 Communications Holdings Inc (a)	1,683	251		Wells Fargo & Co	19,069	968
Leonardo-Finmeccanica SpA (b)	60,000	685		Western Alliance Bancorp (a),(b)	40,983	1,566
Lockheed Martin Corp (a)	9,125	2,217		Zions Bancorporation (a)	4,484	137
Northrop Grumman Corp	382	81				$22,226
United Technologies Corp	1,196	127		Beverages - 3.07%
		$4,827		Anheuser-Busch InBev SA/NV	3,000	372
Agriculture - 1.69%				Brown-Forman Corp - B Shares	846	41
				Coca-Cola Co/The (a)	7,931	345
Altria Group Inc	13,634	901
				Constellation Brands Inc (a)	35,860	5,883
British American Tobacco PLC	48,774	3,026
Philip Morris International Inc (a)	781	78		Dr Pepper Snapple Group Inc (a)	2,714	254
				Molson Coors Brewing Co (a)	27,378	2,801
Reynolds American Inc	13,426	666
Swedish Match AB	24,108	858		PepsiCo Inc	3,081	329
		$5,529				$10,025
Airlines - 0.52%				Biotechnology - 2.94%
Alaska Air Group Inc (a)	2,691	182		Alnylam Pharmaceuticals Inc (b)	5,869	410
American Airlines Group Inc	1,143	41		Amgen Inc	7,029	1,195
Delta Air Lines Inc (a)	16,374	602		Biogen Inc (a),(b)	6,570	2,008
Southwest Airlines Co (a)	13,561	500		Celgene Corp (b)	5,218	557
United Continental Holdings Inc (a),(b)	7,061	356		Gilead Sciences Inc (a)	48,133	3,773
				Incyte Corp (b)	4,429	359
		$1,681
				Intrexon Corp (b)	35,000	884
Apparel - 0.53%				Vertex Pharmaceuticals Inc (b)	4,119	389
Adidas AG	500	83
Michael Kors Holdings Ltd (a),(b)	3,928	192				$9,575
Moncler SpA	65,000	1,079		Building Materials - 0.60%
NIKE Inc	3,597	207		HeidelbergCement AG	6,814	632
Ralph Lauren Corp (a)	1,816	188		LafargeHolcim Ltd (b)	24,233	1,287
		$1,749		Masco Corp	658	23
Automobile Manufacturers - 1.38%						$1,942
Bayerische Motoren Werke AG	15,893	1,381		Chemicals - 2.33%
Daimler AG	12,491	865		Air Products & Chemicals Inc	760	118
Ferrari NV	11,807	569		Akzo Nobel NV	7,273	490
				Albemarle Corp (a)	16,122	1,290
Ford Motor Co	8,489	107
General Motors Co (a)	34,982	1,117		Eastman Chemical Co (a)	3,232	220
PACCAR Inc (a)	7,663	458		FMC Corp (a)	2,927	137
		$4,497		International Flavors & Fragrances Inc	161	22
Automobile Parts & Equipment - 0.43%				Koninklijke DSM NV	8,333	582
BorgWarner Inc (a)	4,684	161		LANXESS AG	5,500	293
Delphi Automotive PLC (a)	5,963	421		LyondellBasell Industries NV (a)	9,182	724
				Mosaic Co/The (a)	7,650	230
Johnson Controls Inc	1,385	61
Rheinmetall AG	10,615	766		PPG Industries Inc	5,790	613
		$1,409		Praxair Inc	601	73
				Sherwin-Williams Co/The (a)	9,843	2,793
Banks - 6.82%
ABN AMRO Group NV (c)	56,616	1,164				$7,585
Alinma Bank - Warrants (b),(d),(e)	568,166	1,887		Commercial Services - 1.19%
				Automatic Data Processing Inc (a)	9,964	895
Banco Popolare SC	185,000	462
Bank of America Corp (a)	262,502	4,237		Cintas Corp	1,479	174
Bank of New York Mellon Corp/The	2,283	95		Ecolab Inc	643	79
Bank of the Ozarks Inc (a)	37,923	1,486		H&R Block Inc	468	10
				Moody's Corp (a)	4,204	457
BB&T Corp	1,741	67		Robert Half International Inc (a)	2,855	110
Capital One Financial Corp	1,390	100		S&P Global Inc (a)	5,782	714
Citigroup Inc	6,213	297
Citizens Financial Group Inc	1,131	28		Securitas AB	53,605	931
				United Rentals Inc (a),(b)	1,897	156
Comerica Inc	1,376	65		Verisk Analytics Inc (b)	1,263	105
Danske Bank A/S	74,815	2,196		Western Union Co/The (a)	10,670	230
Erste Group Bank AG	26,802	753
Fifth Third Bancorp	22,432	452				$3,861
Goldman Sachs Group Inc/The	904	153		Computers - 3.43%
Huntington Bancshares Inc/OH	1,709	17		Accenture PLC - Class A	9,086	1,045
				Apple Inc (a)	26,329	2,793
ING Groep NV	114,350	1,431
				Cognizant Technology Solutions Corp (b)	1,298	75
Intesa Sanpaolo SpA	225,000	535
				CSRA Inc (a)	28,242	717
JPMorgan Chase & Co	7,724	521
KBC Group NV	11,367	674		EMC Corp	3,882	112
				Hewlett Packard Enterprise Co (a)	37,692	810
KeyCorp	34,814	438
				HP Inc (a)	37,409	538
M&T Bank Corp	404	48
Morgan Stanley	4,100	131		International Business Machines Corp	2,116	336

See accompanying notes.

     Schedule of Investments Multi-Manager Equity Long/Short Fund August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Computers (continued)				Environmental Control - 0.01%
NetApp Inc (a)	81,392	$2,815		Republic Services Inc	732	$37
Teradata Corp (a),(b)	2,832	90
Western Digital Corp (a)	39,386	1,838		Food - 1.90%
		$11,169		Campbell Soup Co (a)	6,756	410
Consumer Products - 0.31%				ConAgra Foods Inc (a)	9,578	446
Avery Dennison Corp (a)	1,983	154		Hormel Foods Corp	1,132	43
Church & Dwight Co Inc	275	27		JM Smucker Co/The	3,375	479
Clorox Co/The	2,377	312		Koninklijke Ahold Delhaize NV (b)	33,250	798
Kimberly-Clark Corp (a)	4,132	529		Kraft Heinz Co/The	2,603	233
		$1,022		Mondelez International Inc (a)	2,236	101
Cosmetics & Personal Care - 0.40%				Nestle SA	30,009	2,392
Estee Lauder Cos Inc/The	1,271	113		Suedzucker AG	22,000	574
				Sysco Corp (a)	12,320	639
Procter & Gamble Co/The	5,705	498
Svenska Cellulosa AB SCA	22,512	692		Tyson Foods Inc	786	59
		$1,303		Whole Foods Market Inc	681	21
Distribution & Wholesale - 0.07%						$6,195
WW Grainger Inc	1,030	238		Gas - 1.22%
				CenterPoint Energy Inc	2,726	61
				Sempra Energy (a)	37,328	3,906
Diversified Financial Services - 4.05%
Affiliated Managers Group Inc (a),(b)	25,556	3,630				$3,967
Ameriprise Financial Inc	346	35		Hand & Machine Tools - 0.47%
Anima Holding SpA (c)	130,000	630		Sandvik AB	123,911	1,344
BlackRock Inc (a)	3,542	1,320		Snap-on Inc (a)	1,270	195
Charles Schwab Corp/The	14,316	450				$1,539
CME Group Inc (a)	7,376	799		Healthcare - Products - 0.69%
Discover Financial Services	869	52		Becton Dickinson and Co (a)	8,589	1,522
E*TRADE Financial Corp (b)	1,177	31		Danaher Corp (a)	6,757	550
Franklin Resources Inc (a)	12,611	460		Patterson Cos Inc (a)	2,167	100
Hoist Finance AB (c)	17,591	164		Zimmer Biomet Holdings Inc	427	55
Intercontinental Exchange Inc (a)	4,902	1,382				$2,227
Invesco Ltd (a)	9,159	286		Healthcare - Services - 2.92%
Legg Mason Inc (a)	2,265	78		Acadia Healthcare Co Inc (b)	14,552	745
MasterCard Inc	5,380	520		Aetna Inc (a)	7,668	898
Nasdaq Inc (a)	3,618	258		Anthem Inc (a)	5,754	720
Navient Corp	677	10		Centene Corp (a),(b)	3,732	255
OM Asset Management PLC	50,229	678		Cigna Corp (a)	5,610	719
Synchrony Financial	1,783	50		Fresenius SE & Co KGaA	7,004	510
T Rowe Price Group Inc (a)	5,434	378		HCA Holdings Inc (a),(b)	21,354	1,613
Visa Inc (a)	24,615	1,992		Humana Inc (a)	3,260	583
		$13,203		Laboratory Corp of America Holdings (b)	640	88
Electric - 0.56%				Quest Diagnostics Inc (a)	3,040	252
AES Corp/VA	1,410	17		UnitedHealth Group Inc (a)	11,351	1,544
American Electric Power Co Inc	1,051	68		Universal Health Services Inc (a)	13,150	1,585
CMS Energy Corp (a)	6,089	256				$9,512
Consolidated Edison Inc (a)	3,497	263		Home Builders - 0.05%
DTE Energy Co (a)	3,913	364		DR Horton Inc (a)	4,794	154
Duke Energy Corp	1,465	117		Lennar Corp - A Shares	468	22
FirstEnergy Corp	6,023	197				$176
NRG Energy Inc (a)	6,887	83
				Home Furnishings - 0.17%
PPL Corp	1,440	50		Harman International Industries Inc (a)	1,556	132
WEC Energy Group Inc (a)	6,900	413		Leggett & Platt Inc	2,330	122
		$1,828		Whirlpool Corp (a)	1,640	293
Electrical Components & Equipment - 0.54%						$547
AMETEK Inc (a)	5,081	248
				Insurance - 1.14%
Emerson Electric Co (a)	14,067	741		Aflac Inc	872	65
Prysmian SpA	30,006	741		American International Group Inc	639	38
		$1,730		Arthur J Gallagher & Co	378	19
Electronics - 2.23%				Berkshire Hathaway Inc - Class B (b)	5,252	790
Agilent Technologies Inc (a)	6,792	319		Chubb Ltd	994	126
Flextronics International Ltd (b)	63,714	843		Cincinnati Financial Corp	347	27
FLIR Systems Inc	961	30		Hartford Financial Services Group Inc/The	825	34
Fortive Corp (a)	384	20		Lincoln National Corp	497	24
Garmin Ltd (a)	4,129	203		MetLife Inc	2,337	101
Koninklijke Philips NV	51,662	1,498		NN Group NV	23,000	687
TE Connectivity Ltd (a)	7,793	495		Progressive Corp/The	1,238	40
Tyco International Plc	87,681	3,830		Prudential Financial Inc	1,282	102
Waters Corp (b)	172	27		Sampo Oyj	12,367	532
		$7,265		Torchmark Corp	256	17
Engineering & Construction - 0.04%				Unum Group	502	18
Jacobs Engineering Group Inc (a),(b)	2,661	140		Zurich Insurance Group AG (b)	4,247	1,087
						$3,707
				Internet - 4.93%
				Alibaba Group Holding Ltd ADR(b)	24,222	2,354

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)
Internet (continued)			Miscellaneous Manufacturers (continued)
Alphabet Inc - A Shares (b)	610	$482	Siemens AG	11,949	$1,425
Amazon.com Inc (a),(b)	4,695	3,611			$2,293
eBay Inc (a),(b)	24,750	796	Office & Business Equipment - 0.02%
F5 Networks Inc (a),(b)	1,447	177	Pitney Bowes Inc (a)	4,127	77
Facebook Inc (a),(b)	9,671	1,220
Symantec Corp	1,316	32	Oil & Gas - 1.49%
Tencent Holdings Ltd	83,099	2,153	Africa Oil Corp (b)	535,000	821
United Internet AG	11,027	453	Anadarko Petroleum Corp	919	49
VeriSign Inc (a),(b)	3,138	234	Chesapeake Energy Corp (b)	1,271	8
Yahoo! Inc (a),(b)	64,808	2,771	Concho Resources Inc (a),(b)	15,376	1,987
Yoox Net-A-Porter Group SpA (b)	57,170	1,792	Diamond Offshore Drilling Inc (a)	2,571	48
		$16,075	Helmerich & Payne Inc	1,525	92
Iron & Steel - 0.74%			Marathon Oil Corp (a)	18,523	278
APERAM SA	13,103	542	Marathon Petroleum Corp (a)	11,543	491
ArcelorMittal (b)	90,000	534	Murphy Oil Corp (a)	3,765	101
Nucor Corp (a)	6,983	339	Noble Energy Inc (a)	9,466	326
Outokumpu OYJ (b)	70,000	383	Transocean Ltd (a),(b)	7,988	77
SSAB AB (b)	208,898	621	Valero Energy Corp (a)	10,221	566
		$2,419			$4,844
Leisure Products & Services - 0.06%			Oil & Gas Services - 0.53%
Harley-Davidson Inc (a)	3,948	208	Baker Hughes Inc (a)	7,487	368
			FMC Technologies Inc (b)	4,904	138
Lodging - 0.26%			Halliburton Co	1,839	79
Marriott International Inc/MD (a)	5,559	397	National Oilwell Varco Inc (a)	8,245	276
Starwood Hotels & Resorts Worldwide Inc (a)	3,707	287	Schlumberger Ltd (a)	10,861	858
Wyndham Worldwide Corp (a)	2,446	173			$1,719
		$857	Packaging & Containers - 0.08%
Machinery - Construction & Mining - 0.66%			WestRock Co (a)	5,510	264
ABB Ltd (b)	55,760	1,209
Atlas Copco AB - A Shares	33,267	943	Pharmaceuticals - 5.76%
		$2,152	AbbVie Inc	16,832	1,079
Machinery - Diversified - 0.69%			Actelion Ltd (b)	3,793	632
Cummins Inc (a)	3,674	461	Allergan plc (a),(b)	29,368	6,888
Deere & Co	672	57	AmerisourceBergen Corp (a)	4,667	406
Kone OYJ	14,150	711	Bristol-Myers Squibb Co	41,362	2,374
Metso OYJ	24,609	689	Cardinal Health Inc (a)	7,065	563
Rockwell Automation Inc (a)	2,830	328	Express Scripts Holding Co (a),(b)	14,061	1,022
		$2,246	Johnson & Johnson	6,244	745
			Mallinckrodt PLC (b)	1,853	138
Media - 5.67%
Altice NV - A Shares (b)	54,106	904	McKesson Corp	4,514	833
CBS Corp (a)	9,752	498	Merck KGaA	5,031	529
Charter Communications Inc (a),(b)	10,207	2,625	Pfizer Inc (a)	102,884	3,581
Comcast Corp - Class A	11,523	752			$18,790
Discovery Communications Inc - A Shares	48,874	1,247	Pipelines - 0.11%
(a),(b)			Kinder Morgan Inc/DE	4,767	104
DISH Network Corp (a),(b)	37,555	1,887	ONEOK Inc	4,569	215
Liberty Global PLC - C Shares (b)	77,459	2,388	Williams Cos Inc/The	1,690	47
News Corp - A Shares (a)	12,683	178			$366
Schibsted ASA - A Shares	25,286	801	Real Estate - 0.14%
Scripps Networks Interactive Inc (a)	2,821	179	CBRE Group Inc (b)	718	21
TEGNA Inc (a)	4,734	96	Patrizia Immobilien AG (b)	18,245	435
Time Warner Inc (a)	48,826	3,828			$456
Twenty-First Century Fox Inc - A Shares (a)	40,885	1,003	REITS - 0.63%
Viacom Inc - B Shares	8,627	348	AvalonBay Communities Inc	292	51
Walt Disney Co/The (a)	18,403	1,738	Crown Castle International Corp	8,236	781
		$18,472	Digital Realty Trust Inc	313	31
Metal Fabrication & Hardware - 0.33%			Essex Property Trust Inc (a)	140	32
Assa Abloy AB	32,271	653	Extra Space Storage Inc	267	22
Tenaris SA	32,478	447	Federal Realty Investment Trust	106	17
		$1,100	General Growth Properties Inc (a)	926	27
Mining - 1.54%			HCP Inc	993	39
AngloGold Ashanti Ltd ADR(a),(b)	47,060	757	Host Hotels & Resorts Inc	1,584	28
Freeport-McMoRan Inc (a)	64,597	664	Kimco Realty Corp	898	27
Newmont Mining Corp (a)	31,579	1,208	National Retail Properties Inc (a)	16,814	842
Norsk Hydro ASA	119,870	509	Prologis Inc	1,125	60
Silver Wheaton Corp	73,903	1,872	SL Green Realty Corp	214	25
		$5,010	Welltower Inc	761	58
Miscellaneous Manufacturers - 0.70%					$2,040
3M Co	1,286	231	Retail - 5.45%
Dover Corp	331	24	AutoNation Inc (a),(b)	2,232	106
Illinois Tool Works Inc	1,922	228	AutoZone Inc (b)	243	180
Parker-Hannifin Corp (a)	2,939	360	Bed Bath & Beyond Inc (a)	3,378	157
Pentair PLC	387	25	Best Buy Co Inc (a)	7,084	272

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Retail (continued)			Telecommunications (continued)
CarMax Inc (b)	3,378	$199	Deutsche Telekom AG	52,228	$871
Coach Inc	1,772	68	Juniper Networks Inc (a)	8,370	193
CVS Health Corp	17,868	1,669	Level 3 Communications Inc (b)	474	24
Darden Restaurants Inc (a)	2,738	169	Nokia OYJ	135,000	761
Dollar General Corp (a)	6,224	457	Sunrise Communications Group AG (b),(c)	13,412	913
Dollar Tree Inc (a),(b)	14,361	1,187	Swisscom AG	912	436
Foot Locker Inc (a)	2,974	195	Telecom Italia SpA/Milano (b)	1,300,000	1,180
Gap Inc/The (a)	8,702	216	Verizon Communications Inc	38,639	2,022
Genuine Parts Co (a)	3,255	335			$12,657
Home Depot Inc/The (a)	14,356	1,925	Transportation - 2.16%
HUGO BOSS AG	8,351	509	Avance Gas Holding Ltd (c)	150,000	301
Kohl's Corp (a)	4,025	179	CH Robinson Worldwide Inc	305	21
Lowe's Cos Inc (a)	19,209	1,471	CSX Corp	9,571	271
Macy's Inc (a)	6,765	245	Expeditors International of Washington Inc (a)	3,954	200
McDonald's Corp (a)	17,947	2,076	FedEx Corp (a)	15,757	2,599
O'Reilly Automotive Inc (b)	202	56	Hoegh LNG Holdings Ltd	70,820	733
PVH Corp (a)	1,771	191	JB Hunt Transport Services Inc (a)	2,463	196
Ross Stores Inc (a)	8,735	544	Kuehne + Nagel International AG	6,246	873
Signet Jewelers Ltd (a)	1,715	141	Norfolk Southern Corp	1,069	100
Staples Inc	1,390	12	Union Pacific Corp	3,573	341
Target Corp (a)	12,975	911	United Parcel Service Inc (a)	13,010	1,421
Tiffany & Co	266	19			$7,056
TJX Cos Inc/The	2,882	223	Water - 0.01%
Tractor Supply Co (a)	285	24	American Water Works Co Inc	484	36
Urban Outfitters Inc (a),(b)	2,561	92
Walgreens Boots Alliance Inc (a)	21,943	1,771
			TOTAL COMMON STOCKS		$287,896
Wal-Mart Stores Inc (a)	21,243	1,518
Yum! Brands Inc (a)	3,632	329	INVESTMENT COMPANIES - 15.02%	Shares Held	Value (000's)
Zalando SE (b),(c)	8,620	329	Money Market Funds - 15.02%
			Wells Fargo Advantage Government Money	48,973,677	48,975
		$17,775	Market Fund (f)
Savings & Loans - 0.00%
People's United Financial Inc	649	11	TOTAL INVESTMENT COMPANIES		$48,975
			TOTAL PURCHASED OPTIONS - 0.06%		$197
Semiconductors - 4.01%
			Total Investments		$337,068
ams AG	20,000	678
Analog Devices Inc (a)	5,590	350	Other Assets and Liabilities - (3.38)%		$(11,006)
			TOTAL NET ASSETS - 100.00%		$326,062
Applied Materials Inc	23,613	705
ASML Holding NV - NY Reg Shares	14,580	1,553
Dialog Semiconductor PLC (b)	35,497	1,244
			(a)		Security or a portion of the security was pledged as collateral for short
Infineon Technologies AG	84,924	1,425	sales. At the end of the period, the value of these securities totaled $88,515
Intel Corp	10,053	361	or 27.15% of net assets.
KLA-Tencor Corp (a)	3,410	236
Lam Research Corp (a)	3,950	369	(b) Non-Income Producing Security
			(c)		Security exempt from registration under Rule 144A of the Securities Act of
Linear Technology Corp	1,934	113	1933. These securities may be resold in transactions exempt from
Marvell Technology Group Ltd	170,025	2,108	registration, normally to qualified institutional buyers. At the end of the
QUALCOMM Inc (a)	28,753	1,813	period, the value of these securities totaled $4,481 or 1.37% of net assets.

STMicroelectronics NV	183,011	1,372	(d)		Security is Illiquid. At the end of the period, the value of these securities
Synaptics Inc (b)	7,583	432	totaled $1,887 or 0.58% of net assets.
Xilinx Inc (a)	5,542	300
			(e)		Fair value of these investments is determined in good faith by the Manager
		$13,059	under procedures established and periodically reviewed by the Board of
Software - 4.38%			Directors. At the end of the period, the fair value of these securities totaled
Akamai Technologies Inc (a),(b)	3,828	210	$1,887 or 0.58% of net assets.

CA Inc (a)	9,055	307
			(f)		Security or a portion of the security was pledged to cover margin
Citrix Systems Inc (b)	1,961	171	requirements for swap and/or swaption contracts. At the end of the period,
			the value of these securities totaled $10,313 or 3.16% of net assets.
CommVault Systems Inc (b)	5,472	282

Electronic Arts Inc (a),(b)	6,581	535
Fidelity National Information Services Inc (a)	2,399	190
Fiserv Inc (b)	471	48	Portfolio Summary (unaudited)
Intuit Inc (a)	5,931	661	Sector		Percent
Microsoft Corp (a)	46,133	2,651	Consumer, Non-cyclical		20.87%
Oracle Corp (a)	90,039	3,712	Communications		15.37%
PTC Inc (a),(b)	35,256	1,504	Investment Companies		15.02%
Radware Ltd (b)	34,320	465	Financial		12.78%
SAP SE	15,624	1,372	Technology		11.84%
Verint Systems Inc (a),(b)	25,957	886	Industrial		9.99%
VMware Inc (a),(b)	17,591	1,290	Consumer, Cyclical		8.92%
		$14,284	Basic Materials		4.61%
Telecommunications - 3.88%			Energy		2.13%
AT&T Inc (a)	43,090	1,762	Utilities		1.79%
Cellnex Telecom SA (c)	56,157	980	Purchased Options		0.06%
CenturyLink Inc (a)	11,936	332	Investments Sold Short		(37.06)%
China Mobile Ltd	97,216	1,198	Other Assets and Liabilities		33.68%
Cisco Systems Inc (a)	63,126	1,985	TOTAL NET ASSETS		100.00%

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

Foreign Currency Contracts

								Unrealized Appreciation/(Depreciation)
Counterparty		Delivery Date	Contracts to Accept		In Exchange For		Fair Value	Asset	Liability
Goldman Sachs & Co		09/06/2016	DKK	2,900,000		$433	$435	$2		$—
Goldman Sachs & Co		09/06/2016	NOK	4,300,000		506	516	10		—
Goldman Sachs & Co		09/06/2016	SEK	2,500,000		297	292	—		(5)
Morgan Stanley & Co		09/21/2016	DKK	5,986,000		898	898	—		—
Morgan Stanley & Co		09/21/2016	GBP	256,000		337	336	—		(1)
Morgan Stanley & Co		09/21/2016	NOK	1,536,000		186	184	—		(2)
Morgan Stanley & Co		09/21/2016	SEK	10,886,000		1,303	1,273	—		(30)
Morgan Stanley & Co		11/17/2016	EUR	289,000		322	324	3		(1)
Total								$15		$(39)
								Unrealized Appreciation/(Depreciation)
Counterparty		Delivery Date	Contracts to Deliver		In Exchange For		Fair Value	Asset	Liability
Goldman Sachs & Co		09/06/2016	CHF	700,000		$726	$712	$14		$—
Goldman Sachs & Co		09/06/2016	DKK	7,187,392		1,083	1,078	5		—
Goldman Sachs & Co		09/06/2016	EUR	9,817,965		10,939	10,953	17		(31)
Goldman Sachs & Co		09/06/2016	NOK	18,418,160		2,201	2,210	2		(11)
Goldman Sachs & Co		09/06/2016	SEK	12,922,569		1,553	1,510	43		—
Morgan Stanley & Co		09/21/2016	CHF	5,389,000		5,536	5,487	49		—
Morgan Stanley & Co		09/21/2016	DKK	15,459,000		2,313	2,319	—		(6)
Morgan Stanley & Co		09/21/2016	EUR	21,412,000		23,942	23,903	80		(41)
Morgan Stanley & Co		09/21/2016	GBP	256,000		330	336	—		(6)
Morgan Stanley & Co		09/21/2016	NOK	12,500,000		1,487	1,501	—		(14)
Morgan Stanley & Co		09/21/2016	SEK	71,305,000		8,372	8,339	33		—
Morgan Stanley & Co		11/17/2016	CHF	938,000		956	958	1		(3)
Morgan Stanley & Co		11/17/2016	EUR	3,612,000		4,020	4,042	2		(24)
Total								$246		$(136)

Amounts in thousands except contracts

Futures Contracts

									Unrealized
Type		Long/Short		Contracts	Notional Value			Fair Value	Appreciation/(Depreciation)
AEX Index; September 2016			Short	23		$2,330	$	2,331		$(1)
CAC40 Index; September 2016			Short	125		6,220		6,188		32
DAX Index; September 2016			Short	6		1,762		1,775		(13)
DJ Euro Stoxx 50; September 2016			Short	412		13,054		13,925		(871)
DJ Euro Stoxx 50; September 2016			Short	30		1,001		1,014		(13)
FTSE/MIB Index; September 2016			Short	30		2,817		2,834		(17)
FTSE100 Index; September 2016			Short	60		5,292		5,347		(55)
OMXS30 Index; September 2016			Short	166		2,737		2,749		(12)
Total								$		(950)

Amounts in thousands except contracts

Options

						Upfront Premiums			Unrealized
Purchased Options Outstanding		Exercise Price		Expiration Date	Contracts	Paid/(Received)		Fair Value	Appreciation/(Depreciation)
Put - EURO STOXX 50 Price EUR		EUR	2,900.00	09/19/2016	300		$65	$37		$(28)
Put - Powershares QQQ Trust Series 1		$111.00		10/24/2016	897		161	97		(64)
Put - SPDR S&P500 ETF Trust		$211.00		10/24/2016	289		100	63		(37)
Total							$326	$197		$(129)

Amounts in thousands except contracts

Total Return Equity Basket Swaps

								Notional	Fair Value
Counterparty	Fund Pays			Fund Receives			Expiration Date	Value	Asset	Liability
Goldman Sachs		Floating rate based on 1 month GBP		Total return on a custom basket of long and			04/18/2017 -	$3,515	$218	$—
LIBOR plus/less spread				short securities traded in GBP			09/01/2017
Goldman Sachs		Floating rate based on 1 month PRIBOR		Total return on a custom basket of long and			05/24/2017	—	—	(6)
plus/less spread				short securities traded in CZK
Goldman Sachs		Floating rate based on 1 month Euribor		Total return on a custom basket of long and			04/18/2017 -	5,892	7	—
plus/less spread				short securities traded in EUR			08/31/2017

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

Total Return Equity Basket Swaps (continued)

				Notional	Fair Value
Counterparty	Fund Pays	Fund Receives	Expiration Date	Value	Asset	Liability
Morgan Stanley & Co	Floating rate based on 1 day SONIA	Total return on a custom basket of long and	04/06/2018	$9,632	$85	$—
	plus/less spread	short securities traded in GBP
Morgan Stanley & Co	Floating rate based on 1 day EONIA	Total return on a custom basket of long and	04/06/2018	13,351	189	—
	plus/less spread	short securities traded in EUR
Morgan Stanley & Co	Floating rate based on the Federal Funds	Total return on a custom basket of long and	06/05/2018	(773)	—	(78)
	Rate plus/less spread	short securities traded in EUR
Total				$31,617	$499	$(84)

The expiration dates are measured from the commencement of investment in each underlying swap position.
Amounts in thousands

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS - (29.02)%	Shares	Value(000	's)	COMMON STOCKS (continued)	Shares	Value(000	's)

Advertising - (0.05)%				Commercial Services (continued)
Interpublic Group of Cos Inc/The	7,038	$163		Total System Services Inc	3,229	$159
						$1,321

Aerospace & Defense - (0.78)%				Computers - (0.09)%
Boeing Co/The	7,535	975		Seagate Technology PLC	1,998	67
MTU Aero Engines AG	5,500	559		Western Digital Corp	4,970	232
Raytheon Co	5,181	726				$299
Rockwell Collins Inc	2,276	191
TransDigm Group Inc (a)	296	84		Cosmetics & Personal Care - (0.03)%
				Colgate-Palmolive Co	1,301	97
		$2,535

Agriculture - (0.14)%				Distribution & Wholesale - (0.61)%
Archer-Daniels-Midland Co	10,239	448
				Fastenal Co	22,798	983
				LKQ Corp (a)	5,387	194
Apparel - (0.50)%				WW Grainger Inc	3,462	799
Hanesbrands Inc	6,634	176				$1,976
NIKE Inc	12,000	692
Under Armour Inc - Class A (a)	7,679	304		Diversified Financial Services - (0.08)%
				Alliance Data Systems Corp (a)	1,032	211
VF Corp	7,294	453
				American Express Co	715	47
		$1,625
						$258
Automobile Manufacturers - (0.48)%
Ford Motor Co	125,174	1,577		Electric - (1.33)%
				Alliant Energy Corp	3,991	151
				Ameren Corp	2,258	111
Automobile Parts & Equipment - (0.31)%				Consolidated Edison Inc	9,979	751
Delphi Automotive PLC	12,568	888		Dominion Resources Inc/VA	4,166	309
Goodyear Tire & Rubber Co/The	4,601	135		Edison International	1,463	106
		$1,023		Entergy Corp	3,141	246
				Eversource Energy	1,220	66
Banks - (1.36)%
				Exelon Corp	14,514	493
DBS Group Holdings Ltd	66,049	726
Deutsche Bank AG (a)	58,668	863		NextEra Energy Inc	2,985	361
				PG&E Corp	8,699	539
DNB ASA	44,000	533
				Pinnacle West Capital Corp	1,955	147
Goldman Sachs Group Inc/The	3,971	673
				Public Service Enterprise Group Inc	8,564	366
Societe Generale SA	11,703	427
				SCANA Corp	2,509	177
Svenska Handelsbanken AB	60,000	773
				Southern Co/The	9,133	469
UniCredit SpA	175,000	450
				Xcel Energy Inc	1,541	64
		$4,445
						$4,356
Beverages - (0.47)%
				Electrical Components & Equipment - (0.06)%
Constellation Brands Inc	3,522	578
				Acuity Brands Inc	765	211
Molson Coors Brewing Co	3,773	386
Monster Beverage Corp (a)	3,546	546
		$1,510		Electronics - (0.62)%
				Allegion PLC	1,701	121
Biotechnology - (0.63)%				Amphenol Corp	5,420	338
Alexion Pharmaceuticals Inc (a)	3,937	496
				Corning Inc	18,213	413
Illumina Inc(a)	2,574	433		Fingerprint Cards AB (a)	35,000	445
Regeneron Pharmaceuticals Inc (a)	1,826	717
Vertex Pharmaceuticals Inc (a)	4,464	422		Honeywell International Inc	2,322	271
				PerkinElmer Inc	1,930	103
		$2,068		Tyco International Plc	7,482	327
Building Materials - (0.19)%						$2,018
Fortune Brands Home & Security Inc	2,701	172		Energy - Alternate Sources - (0.10)%
Martin Marietta Materials Inc	1,115	204		First Solar Inc (a)	1,797	68
Vulcan Materials Co	2,102	239		Vestas Wind Systems A/S	3,000	249
		$615				$317

Chemicals - (1.21)%				Engineering & Construction - (0.31)%
CF Industries Holdings Inc	4,094	107		Fluor Corp	2,445	127
Dow Chemical Co/The	19,789	1,061		JM AB	35,000	888
EI du Pont de Nemours & Co	15,353	1,069				$1,015
Monsanto Co	7,684	818
Wacker Chemie AG	9,500	882		Environmental Control - (0.09)%
		$3,937		Stericycle Inc (a)	1,258	108
				Waste Management Inc	2,840	182
Commercial Services - (0.40)%						$290
Equifax Inc	1,800	237
Global Payments Inc	2,712	206		Food - (1.53)%
Nielsen Holdings PLC	6,275	334		Colruyt SA	7,500	412
PayPal Holdings Inc (a)	8,682	323		General Mills Inc	10,482	742
Quanta Services Inc (a)	2,385	62		Hershey Co/The	3,543	354
				ICA Gruppen AB	32,000	1,094

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS (continued)	Shares	Value(000's)	COMMON STOCKS (continued)	Shares	Value(000's)

Food (continued)			Leisure Products & Services (continued)
Kellogg Co	758	$62	Royal Caribbean Cruises Ltd	3,780	$269
Kroger Co/The	16,523	529			$894
McCormick & Co Inc/MD	2,224	227
Whole Foods Market Inc	24,570	746	Lodging - (0.05)%
Woolworths Ltd	44,939	799	Wynn Resorts Ltd	1,787	160
		$4,965

Forest Products & Paper - (0.07)%			Machinery - Construction & Mining - (0.50)%
			Caterpillar Inc	19,985	1,638
International Paper Co	312	15
Stora Enso OYJ	25,000	221
		$236	Machinery - Diversified - (0.48)%
			Flowserve Corp	2,278	110
Gas - (0.13)%			Kone OYJ	13,000	653
NiSource Inc	626	15	Metso OYJ	23,000	644
Sempra Energy	3,783	396	Roper Technologies Inc	99	17
		$411	Xylem Inc/NY	3,147	160
Hand & Machine Tools - (0.02)%					$1,584
Stanley Black & Decker Inc	447	55	Media - (0.23)%
			Walt Disney Co/The	8,042	760
Healthcare - Products - (1.83)%
Abbott Laboratories	15,223	640	Mining - (0.07)%
Baxter International Inc	3,863	180	Alcoa Inc	22,972	231
Becton Dickinson and Co	3,740	663
Boston Scientific Corp (a)	22,862	545
CR Bard Inc	1,291	285	Miscellaneous Manufacturers - (0.25)%
DENTSPLY SIRONA Inc	4,092	251	Eaton Corp PLC	4,839	322
Edwards Lifesciences Corp (a)	3,734	430	Ingersoll-Rand PLC	4,532	308
Henry Schein Inc (a)	1,436	235	Textron Inc	4,720	193
Hologic Inc (a)	3,910	150			$823
Intuitive Surgical Inc (a)	677	465
			Office & Business Equipment - (0.05)%
Medtronic PLC	7,553	657
			Xerox Corp	17,796	175
St Jude Medical Inc	1,315	102
Stryker Corp	6,569	760
Thermo Fisher Scientific Inc	3,194	486	Oil & Gas - (2.69)%
Varian Medical Systems Inc (a)	1,655	159	Apache Corp	5,813	289
		$6,008	Cabot Oil & Gas Corp	8,167	201
			Chevron Corp	9,630	968
Holding Companies - Diversified - (0.02)%			Cimarex Energy Co	1,668	221
Leucadia National Corp	4,008	77	Concho Resources Inc (a)	2,314	299
			ConocoPhillips	21,630	888
Home Builders - (0.29)%			Devon Energy Corp	9,202	399
Lennar Corp - A Shares	17,066	807	EOG Resources Inc	7,588	671
PulteGroup Inc	6,039	129	EQT Corp	3,025	216
		$936	Exxon Mobil Corp	542	47
			Hess Corp	5,562	302
Housewares - (0.14)%			Neste Oyj	18,000	750
Newell Brands Inc	8,468	449	Newfield Exploration Co (a)	3,478	151
			Occidental Petroleum Corp	11,311	869
Insurance - (0.57)%			Phillips 66	9,017	707
Allstate Corp/The	1,138	78	Pioneer Natural Resources Co	2,306	413
Aon PLC	4,643	517	Range Resources Corp	2,977	115
Assurant Inc	1,065	95	Southwestern Energy Co (a)	6,893	96
Loews Corp	3,242	136	Statoil ASA	65,000	1,020
Marsh & McLennan Cos Inc	8,956	606	Tesoro Corp	2,083	157
Travelers Cos Inc/The	233	28			$8,779
Willis Towers Watson PLC	2,430	301	Oil & Gas Services - (0.40)%
XL Group Ltd	1,915	65	Schlumberger Ltd	10,477	828
		$1,826	Subsea 7 SA (a)	45,000	486
Internet - (0.81)%					$1,314
Amazon.com Inc (a)	1,079	830
			Packaging & Containers - (0.14)%
Expedia Inc	2,712	296	Ball Corp	2,968	235
Facebook Inc (a)	3,312	418
			Owens-Illinois Inc (a)	2,845	51
Netflix Inc (a)	7,516	732
Priceline Group Inc/The (a)	126	178	Sealed Air Corp	3,428	162
TripAdvisor Inc (a)	2,558	156			$448
		$2,610	Pharmaceuticals - (1.45)%
			Allergan plc (a)	5,794	1,359
Leisure Products & Services - (0.27)%			Bristol-Myers Squibb Co	65	4
Carnival Corp	13,083	625	Eli Lilly & Co	17,887	1,391

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS (continued)	Shares	Value(000	's)	COMMON STOCKS (continued)	Shares	Value(000	's)

Pharmaceuticals (continued)				Telecommunications (continued)
Endo International PLC (a)	3,890	$80		Frontier Communications Corp	20,601	$95
Mead Johnson Nutrition Co	3,244	276		Motorola Solutions Inc	3,048	235
Merck & Co Inc	8,930	561				$565
Mylan NV (a)	8,926	378
Perrigo Co PLC	2,515	229		Textiles - (0.02)%
				Mohawk Industries Inc (a)	358	76
Zoetis Inc	8,701	444
		$4,722
				Toys, Games & Hobbies - (0.06)%
Pipelines - (0.14)%
				Mattel Inc	5,981	198
Spectra Energy Corp	12,313	439

				Transportation - (0.39)%
REITS - (1.23)%
				Kansas City Southern	1,896	183
American Tower Corp	7,462	846
				Ryder System Inc	939	61
Apartment Investment & Management Co	1,209	55
				United Parcel Service Inc	9,226	1,008
Boston Properties Inc	107	15
Crown Castle International Corp	5,928	562				$1,252
Equinix Inc	1,235	455		TOTAL COMMON STOCKS (proceeds $95,050)		$94,613
Equity Residential	5,272	342		INVESTMENT COMPANIES - (8.04)%	Shares	Value(000	's)
Iron Mountain Inc	4,320	166		Exchange Traded Funds - (8.04)%
Macerich Co/The	2,541	208		Consumer Discretionary Select Sector SPDR	17,909	1,443
Public Storage	3,041	681		Fund
Realty Income Corp	1,511	99		Health Care Select Sector SPDR Fund	8,994	654
Simon Property Group Inc	462	100		Industrial Select Sector SPDR Fund	28,403	1,664
UDR Inc	6	—		Materials Select Sector SPDR Fund	17,357	844
Ventas Inc	497	36		Source STOXX Europe 600 Optimised	2,500	922
Vornado Realty Trust	432	45		Automobiles & Parts UCITS ETF
Weyerhaeuser Co	13,244	422		Source STOXX Europe 600 Optimised Banks	25,000	1,613
		$4,032		UCITS ETF
Retail - (2.56)%				Source STOXX Europe 600 Optimised Basic	5,750	1,329
Advance Auto Parts Inc	1,293	204		Resources UCITS ETF
Chipotle Mexican Grill Inc (a)	1,924	796		Source STOXX Europe 600 Optimised Food &	5,000	1,993
Cie Financiere Richemont SA	29,297	1,689		Beverage UCITS ETF
Costco Wholesale Corp	7,351	1,192		Source STOXX Europe 600 Optimised	4,500	930
Darden Restaurants Inc	9,736	600		Industrial Goods & Services UCITS ETF
L Brands Inc	348	27		Source STOXX Europe 600 Optimised Oil &	3,800	637
Nordstrom Inc	3,027	153		Gas UCITS ETF
Starbucks Corp	9,298	523		Source STOXX Europe 600 Optimised Retail	6,500	1,116
Swatch Group AG/The	2,688	692		UCITS ETF
Target Corp	16,902	1,186		Source STOXX Europe 600 Optimised	11,000	751
Ulta Salon Cosmetics & Fragrance Inc (a)	1,089	269		Technology UCITS ETF
Wal-Mart Stores Inc	14,031	1,002		SPDR S&P Regional Banking ETF	29,606	1,274
		$8,333		SPDR S&P500 ETF Trust	37,251	8,100
				Technology Select Sector SPDR Fund	62,565	2,940
Semiconductors - (1.18)%						$26,210
ASML Holding NV	6,500	694		TOTAL INVESTMENT COMPANIES (proceeds $25,163)		$26,210
Broadcom Ltd	6,933	1,223		TOTAL SHORT SALES (proceeds $120,213)		$120,823
Microchip Technology Inc	3,776	234
Micron Technology Inc (a)	18,194	300
NVIDIA Corp	9,375	575
Qorvo Inc (a)	2,238	128		(a) Non-Income Producing Security
REC Silicon ASA (a)	3,226,254	464
Skyworks Solutions Inc	2,166	162
Texas Instruments Inc	1,245	87
		$3,867

Software - (1.44)%
Activision Blizzard Inc	4,281	177
Adobe Systems Inc (a)	7,449	762
Autodesk Inc (a)	3,945	266
Cerner Corp (a)	6,191	400
Dun & Bradstreet Corp/The	526	73
Microsoft Corp	3,681	212
Oracle Corp	14,604	602
Paychex Inc	1,387	84
Red Hat Inc (a)	3,180	232
salesforce.com Inc (a)	11,898	945
Workday Inc (a)	10,536	893
		$4,646

Telecommunications - (0.17)%
AT&T Inc	5,759	235

See accompanying notes.

     Schedule of Investments Opportunistic Municipal Fund August 31, 2016

INVESTMENT COMPANIES - 0.78%	Shares Held	Value(000	's)		Principal
Exchange Traded Funds - 0.78%				MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)
SPDR Nuveen S&P High Yield Municipal	3,040	$181		Connecticut - 3.06%
Bond ETF				Connecticut State Health & Educational
VanEck Vectors High-Yield Municipal Index	17,000	551		Facility Authority
ETF				5.00%, 09/01/2046(b)	$1,500	$1,663
VanEck Vectors Short High-Yield Municipal	14,000	355		Mohegan Tribal Finance Authority
Index ETF				7.00%, 02/01/2045(b)	2,500	2,623
		$1,087				$4,286
TOTAL INVESTMENT COMPANIES		$1,087		Florida - 1.10%
	Principal			Orange County Housing Finance Authority
BONDS- 0.37%	Amount (000's)	Value(000	's)	7.00%, 10/01/2025	485	492
U.S. Municipals - 0.37%				Orange County Industrial Development
Oglala Sioux Tribe				Authority/FL
5.75%, 10/01/2025(a),(b)	$500	$515		8.00%, 07/01/2036(b)	1,000	1,059
						$1,551
TOTAL BONDS		$515		Georgia - 0.40%
	Principal			City of Atlanta GA
MUNICIPAL BONDS - 101.89%	Amount (000's)	Value(000	's)	7.38%, 01/01/2031	500	564
Alabama - 2.30%
Lower Alabama Gas District/The				Illinois - 13.01%
5.00%, 09/01/2034	$2,500	$3,224		Chicago O'Hare International Airport
				5.00%, 01/01/2033	1,250	1,499
Arizona - 4.89%				City of Chicago IL
Navajo Nation				5.50%, 01/01/2033	1,000	1,059
5.50%, 12/01/2030(b)	2,500	2,854		5.50%, 01/01/2042	300	314
Salt Verde Financial Corp				7.46%, 02/15/2026	1,953	1,390
5.00%, 12/01/2032	3,205	4,006		City of Chicago IL Wastewater Transmission
		$6,860		Revenue
California - 14.62%				5.00%, 01/01/2031	760	888
Abag Finance Authority for Nonprofit Corps				5.00%, 01/01/2039	1,200	1,381
5.00%, 08/01/2043	500	594		City of Chicago IL Waterworks Revenue
California Educational Facilities Authority				5.00%, 11/01/2025	500	603
5.00%, 12/29/2015(c)	1,730	1,905		Illinois Finance Authority
5.00%, 10/01/2038(c)	900	978		5.00%, 02/15/2041	850	970
				Illinois State Toll Highway Authority
California Pollution Control Financing				5.00%, 01/01/2040(c)	5,000	6,012
Authority
4.30%, 07/01/2040	1,000	1,083		Metropolitan Pier & Exposition
				Authority (credit support from NATL)
California Statewide Communities				5.50%, 06/15/2029(c)	1,000	1,263
Development Authority (credit support from
GNMA COLL)				Metropolitan Water Reclamation District of
4.90%, 07/20/2039(c)	500	540		Greater Chicago
California Statewide Financing Authority				5.00%, 12/01/2045	1,000	1,204
6.00%, 05/01/2043	1,000	1,017		State of Illinois
Golden State Tobacco Securitization Corp				4.00%, 06/01/2037	350	348
5.75%, 06/01/2047	4,260	4,354		5.50%, 07/01/2027	1,150	1,326
La Verne Public Financing Authority						$18,257
7.25%, 09/01/2026	700	702		Indiana - 0.51%
Morongo Band of Mission Indians/The				Indiana Finance Authority
6.50%, 03/01/2028(b)	825	886		5.00%, 10/01/2044	300	344
Oakland Unified School District/Alameda				Town of Shoals IN
County				7.25%, 11/01/2043	300	363
5.00%, 08/01/2035	1,225	1,501				$707
Sacramento Area Flood Control				Iowa- 0.83%
Agency (credit support from BAM)				Xenia Rural Water District
5.00%, 10/01/2039(c)	500	598		5.00%, 12/01/2041(c)	1,000	1,170
San Diego Community College District
5.25%, 08/01/2033(c)	1,050	1,189		Louisiana - 3.03%
University of California				Juban Crossing Economic Development
5.00%, 05/15/2033	2,750	3,472		District
5.25%, 05/15/2039(c)	1,257	1,413		7.00%, 09/15/2044(b)	1,000	1,081
5.25%, 05/15/2039(c)	243	273		7.00%, 09/15/2044(b)	500	540
		$20,505		Louisiana Public Facilities Authority
Colorado - 4.11%				8.38%, 07/01/2039	400	231
Colorado Health Facilities Authority				Parish of St John the Baptist LA
5.00%, 05/15/2040	1,000	1,182		5.13%, 06/01/2037	2,350	2,405
5.00%, 05/15/2045	1,000	1,179				$4,257
Green Gables Metropolitan District No 1				Maine- 0.42%
5.30%, 12/01/2046	1,250	1,284		Maine Health & Higher Educational Facilities
Promenade Castle Rock Metropolitan District				Authority
No 1				5.00%, 07/01/2046	500	582
5.75%, 12/01/2039	1,000	1,061
Sierra Ridge Metropolitan District No 2				Maryland - 1.65%
5.50%, 12/01/2046	1,000	1,058		City of Westminster MD
		$5,764		6.25%, 07/01/2044	600	687

See accompanying notes.

Schedule of Investments
Opportunistic Municipal Fund
August 31, 2016

	Principal				Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)
Maryland (continued)				North Carolina - 1.32%
Maryland Economic Development Corp				North Carolina Eastern Municipal Power
5.00%, 03/31/2041	$1,000	$1,195		Agency
5.38%, 06/01/2025	390	437		5.25%, 01/01/2020	$750	$796
		$2,319		North Carolina Medical Care Commission
Michigan - 1.68%				5.25%, 10/01/2035	1,000	1,056
Michigan Finance Authority						$1,852
5.00%, 07/01/2035	1,000	1,174		Ohio- 1.22%
Wayne County Airport Authority				Ohio Air Quality Development Authority
5.00%, 12/01/2045	1,000	1,178		3.75%, 12/01/2023	1,000	993
		$2,352		Ohio Water Development Authority
Minnesota - 0.86%				4.00%, 01/01/2034	750	722
Housing & Redevelopment Authority of The						$1,715
City of St Paul Minnesota				Oklahoma - 0.25%
5.00%, 11/15/2030	1,000	1,208		Tulsa Airports Improvement Trust
				5.00%, 06/01/2035(f)	300	349
Missouri - 1.39%
City of St Louis MO Airport Revenue (credit				Oregon - 0.40%
support from NATL)				Warm Springs Reservation Confederated
5.50%, 07/01/2028(c)	400	522		Tribe
Health & Educational Facilities Authority of				6.38%, 11/01/2033	500	556
the State of Missouri
5.00%, 02/01/2036	290	339		Pennsylvania - 4.56%
Kansas City Industrial Development				Allegheny County Industrial Development
Authority				Authority
5.00%, 04/01/2046(b)	1,100	1,098		6.00%, 07/15/2038	400	435
		$1,959		Chester County Health & Education Facilities
Nevada - 0.84%				Authority
Las Vegas Redevelopment Agency				5.25%, 12/01/2045	1,000	1,053
5.00%, 06/15/2045	1,000	1,178		City of Scranton PA
				5.00%, 11/15/2032	1,500	1,630
New Jersey - 9.01%				8.50%, 09/01/2022(a)	200	224
Casino Reinvestment Development Authority				Lancaster County Hospital Authority/PA
5.25%, 11/01/2039	250	265		5.00%, 07/01/2045	1,250	1,429
Essex County Improvement Authority				Pennsylvania Economic Development
5.25%, 07/01/2045(b)	1,300	1,359		Financing Authority
New Jersey Economic Development				5.50%, 11/01/2044	1,000	1,124
Authority				6.00%, 06/01/2031	500	500
5.25%, 06/15/2040	1,000	1,155				$6,395
5.63%, 11/15/2030	1,000	1,162		South Carolina - 0.86%
5.75%, 09/15/2027	500	573		South Carolina Public Service Authority
New Jersey Educational Facilities				5.25%, 12/01/2055	1,000	1,206
Authority (credit support from AGM)
5.00%, 07/01/2034(c)	1,000	1,198		Tennessee - 3.04%
5.00%, 07/01/2035(c)	500	603		Chattanooga Health Educational & Housing
New Jersey Health Care Facilities Financing				Facility Board
Authority (credit support from AGM)				5.00%, 10/01/2028	1,050	1,272
5.00%, 07/01/2046(c)	1,900	2,232		5.00%, 10/01/2035	500	589
New Jersey Transportation Trust Fund				Metropolitan Government Nashville &
Authority				Davidson County Health & Educational Facs
5.25%, 06/15/2032	2,000	2,317		Bd
Newark Housing Authority (credit support				5.00%, 07/01/2046	2,000	2,397
from AGM MUN GOVT GTD)						$4,258
5.00%, 12/01/2038(c)	1,500	1,776		Texas- 9.06%
		$12,640		Arlington Higher Education Finance Corp
New York - 11.15%				5.00%, 12/01/2046	1,100	1,273
Brooklyn Arena Local Development Corp				City of Dallas TX
5.00%, 07/15/2042(c)	2,000	2,424		5.00%, 02/15/2027	1,000	1,260
6.25%, 07/15/2040	480	567		City of Houston TX Airport System Revenue
Build NYC Resource Corp				4.50%, 07/01/2020	1,000	1,085
5.00%, 07/01/2035	1,500	1,786		Harris County Cultural Education Facilities
5.50%, 09/01/2045(b)	1,000	1,199		Finance Corp
Metropolitan Transportation Authority				6.00%, 10/01/2043	1,575	1,874
5.00%, 11/15/2034	1,000	1,230		Mission Economic Development Corp
New York Liberty Development Corp				5.75%, 10/01/2031(b)	2,000	2,134
5.25%, 10/01/2035	1,280	1,757		New Hope Cultural Education Facilities
New York State Thruway Authority				Finance Corp
5.25%, 01/01/2056	1,000	1,237		5.00%, 07/01/2030	500	578
New York Transportation Development Corp				5.00%, 07/01/2047	1,500	1,679
5.00%, 08/01/2021	1,500	1,688		North Texas Tollway Authority
5.00%, 01/01/2023	560	675		5.00%, 01/01/2045	615	733
5.25%, 01/01/2050	2,650	3,100		Port Beaumont Navigation District
		$15,663		7.25%, 02/01/2036(b)	1,000	1,069

See accompanying notes.

     Schedule of Investments Opportunistic Municipal Fund August 31, 2016

	Principal			Portfolio Summary (unaudited)
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	Sector	Percent
Texas (continued)				Revenue Bonds	82.27%
Texas Private Activity Bond Surface				General Obligation Unlimited	6.27%
Transportation Corp				Insured	6.23%
6.88%, 12/31/2039	$550	$650		General Obligation Limited	3.33%
7.00%, 12/31/2038	300	379		Prerefunded	1.56%
		$12,714		Tax Allocation	1.24%
Virginia - 1.86%				Certificate Participation	0.99%
County of Botetourt VA				Investment Companies	0.78%
6.00%, 07/01/2044	1,000	1,078		Government	0.37%
Fairfax County Economic Development				Liability For Floating Rate Notes Issued	(3.97)%
Authority				Other Assets and Liabilities	0.93%
5.00%, 10/01/2042(c)	1,000	1,177		TOTAL NET ASSETS	100.00%
Fairfax County Industrial Development
Authority
5.00%, 05/15/2035(c)	300	353
		$2,608
Washington - 0.19%
Port of Seattle Industrial Development Corp
5.00%, 04/01/2030	250	271

West Virginia - 0.72%
West Virginia Economic Development
Authority
2.88%, 12/15/2026	1,000	1,007

Wisconsin - 3.55%
Public Finance Authority
4.00%, 08/01/2035	500	514
4.00%, 12/01/2036	2,000	2,023
5.00%, 12/01/2025	1,500	1,770
5.25%, 04/01/2030	600	672
		$4,979
TOTAL MUNICIPAL BONDS		$142,956
Total Investments		$144,558
Liability for Floating Rate Notes Issued in Conjunction with
Securities Held - (3.97)%
Notes with interest rates of 0.59% - 0.64% at	$(5,565)	$(5,565)
August 31, 2016 and contractual maturity of
collateral from 2017-2024.(g)
Total Net Investments		$138,993
Other Assets and Liabilities - 0.93%		$1,311
TOTAL NET ASSETS - 100.00%		$140,304

(a)	Security is Illiquid. At the end of the period, the value of these securities totaled $739 or 0.53% of net assets.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $18,080 or 12.89% of net assets.
(c)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See Notes to Financial Statements for additional information.
(c)	Credit support indicates investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution, or government agency.
(c)	Security purchased on a when-issued basis.
(f)	Variable Rate. Rate shown is in effect at August 31, 2016.
(g)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at August 31, 2016.

See accompanying notes.

Schedule of Investments
Origin Emerging Markets Fund
August 31, 2016

COMMON STOCKS - 96.17%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.56%				Forest Products & Paper - 0.98%
Smiles SA	278,379	$4,322		Mondi PLC	376,654	$7,664

Aerospace & Defense - 0.63%				Hand & Machine Tools - 0.45%
Hanwha Techwin Co Ltd	89,000	4,913		Techtronic Industries Co Ltd	857,000	3,471

Agriculture - 3.15%				Healthcare - Products - 1.08%
KT&G Corp	234,006	24,533		China Medical System Holdings Ltd	2,500,000	4,179
				St Shine Optical Co Ltd	170,000	4,192
Automobile Manufacturers - 3.37%						$8,371
Geely Automobile Holdings Ltd	21,103,400	16,882		Holding Companies - Diversified - 1.95%
Tata Motors Ltd ADR	230,000	9,377		KOC Holding AS	678,600	2,946
		$26,259		Siam Cement PCL/The	798,900	12,227
Automobile Parts & Equipment - 1.65%						$15,173
Hankook Tire Co Ltd	85,066	4,254		Home Furnishings - 3.41%
Hanon Systems	455,499	4,768		Coway Co Ltd	41,466	3,097
Xinyi Glass Holdings Ltd (a)	4,406,000	3,788		Skyworth Digital Holdings Ltd	8,190,900	6,053
		$12,810		Steinhoff International Holdings NV	2,903,806	17,433
Banks - 1.30%						$26,583
China CITIC Bank Corp Ltd	5,103,793	3,360		Insurance - 2.67%
China Construction Bank Corp	9,045,528	6,764		China Life Insurance Co Ltd/Taiwan	6,554,080	5,793
		$10,124		PICC Property & Casualty Co Ltd	4,799,727	7,899
Beverages - 0.78%				Samsung Life Insurance Co Ltd	40,044	3,695
Ambev SA	1,020,700	6,037		Sul America SA	679,400	3,431
						$20,818
Chemicals - 3.87%				Internet - 10.66%
LG Chem Ltd	46,978	11,355		Alibaba Group Holding Ltd ADR(a)	195,900	19,040
Lotte Chemical Corp	27,772	6,654		Com2uSCorp (a)	81,123	7,506
PTT Global Chemical PCL (b)	4,770,100	8,385		NAVER Corp	22,800	17,253
Sinopec Shanghai Petrochemical Co Ltd	7,302,000	3,765		Tencent Holdings Ltd	1,511,305	39,165
		$30,159				$82,964
Commercial Services - 3.25%				Lodging - 1.21%
Kroton Educacional SA	1,047,400	4,457		Kangwon Land Inc	266,475	9,422
Localiza Rent a Car SA	285,000	3,565
New Oriental Education & Technology Group	348,600	13,763		Machinery - Diversified - 0.74%
Inc ADR				Hollysys Automation Technologies Ltd (a)	270,810	5,766
Zhejiang Expressway Co Ltd	3,123,700	3,479
		$25,264		Mining - 0.47%
Computers - 2.12%				Korea Zinc Co Ltd	8,521	3,650
Cognizant Technology Solutions Corp (a)	139,200	7,996
Infosys Ltd ADR	278,800	4,422		Miscellaneous Manufacturers - 3.82%
Lite-On Technology Corp	2,720,510	4,110		Largan Precision Co Ltd	33,000	3,690
		$16,528		Sunny Optical Technology Group Co Ltd	3,099,525	16,528
Cosmetics & Personal Care - 1.01%				Zhuzhou CRRC Times Electric Co Ltd	1,800,000	9,548
LG Household & Health Care Ltd	9,256	7,887				$29,766
				Oil & Gas - 0.89%
Diversified Financial Services - 3.02%				SK Innovation Co Ltd	53,266	6,914
E.Sun Financial Holding Co Ltd	9,340,760	5,248
Mega Financial Holding Co Ltd	9,062,000	6,162		Pharmaceuticals - 2.95%
Noah Holdings Ltd ADR(a)	194,400	5,113		Richter Gedeon Nyrt	402,732	8,262
Taishin Financial Holding Co Ltd	18,409,301	6,954		Sinopharm Group Co Ltd	2,879,900	14,718
		$23,477				$22,980
Electric - 2.92%				Real Estate - 2.35%
Korea Electric Power Corp	437,873	22,743		China Overseas Land & Investment Ltd	3,347,900	11,027
				China Vanke Co Ltd	2,838,200	7,259
Electronics - 3.26%						$18,286
AAC Technologies Holdings Inc	1,624,518	18,502		Retail - 2.52%
Hon Hai Precision Industry Co Ltd	1,261,758	6,874		ANTA Sports Products Ltd	2,724,000	7,356
		$25,376		Raia Drogasil SA	365,900	6,736
Energy - Alternate Sources - 0.47%				Truworths International Ltd	1,065,070	5,520
Xinyi Solar Holdings Ltd (a)	9,000,000	3,692				$19,612
				Semiconductors - 12.76%
Engineering & Construction - 1.18%				Phison Electronics Corp	645,600	4,660
Grupo Aeroportuario del Centro Norte SAB de	920,100	5,664		Powertech Technology Inc	1,433,000	3,736
CV				Realtek Semiconductor Corp	1,287,000	5,141
Promotora y Operadora de Infraestructura	292,975	3,513		Samsung Electronics Co Ltd	53,377	38,625
SAB de CV				Silicon Motion Technology Corp ADR	121,400	6,128
		$9,177		Taiwan Semiconductor Manufacturing Co Ltd	1,309,217	37,627
Food - 2.49%				ADR
BIM Birlesik Magazalar AS	176,403	3,023		Win Semiconductors Corp	1,720,000	3,453
SPAR Group Ltd/The	590,616	7,717				$99,370
X5 Retail Group NV (a)	328,000	8,663		Software - 3.62%
		$19,403		NetEase Inc ADR	112,335	23,812

See accompanying notes.

		Schedule of Investments
Origin Emerging Markets Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)
Software (continued)
TravelSky Technology Ltd	2,021,000	$4,391
		$28,203
Telecommunications - 5.02%
China Mobile Ltd	1,176,443	14,493
Chunghwa Telecom Co Ltd	5,929,400	21,287
Vodacom Group Ltd	319,597	3,326
		$39,106
Water - 3.59%
Cia de Saneamento Basico do Estado de Sao	950,000	8,599
Paulo
Guangdong Investment Ltd	12,547,064	19,375
		$27,974
TOTAL COMMON STOCKS		$748,797
INVESTMENT COMPANIES - 3.64%	Shares Held	Value (000's)
Money Market Funds - 3.64%
First American Government Obligations Fund	28,364,471	28,364

TOTAL INVESTMENT COMPANIES		$28,364
Total Investments		$777,161
Other Assets and Liabilities - 0.19%		$1,484
TOTAL NET ASSETS - 100.00%		$778,645

(a) Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. At the end of the period, the fair value of these securities totaled
$8,385 or 1.08% of net assets.

Portfolio Summary (unaudited)
Country		Percent
China		30.19%
Korea, Republic Of		22.76%
Taiwan, Province Of China		16.05%
Hong Kong		7.48%
South Africa		5.35%
Brazil		4.78%
United States		4.66%
Thailand		2.65%
India		1.77%
Mexico		1.18%
Russian Federation		1.11%
Hungary		1.06%
Turkey		0.77%
Other Assets and Liabilities		0.19%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
eMini MSCI Emerging Markets; September 2016	Long	685	$30,550	$30,411	$(139)
Total					$(139)

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments Preferred Securities Fund August 31, 2016

INVESTMENT COMPANIES - 2.87%	Shares Held	Value(000	's)	PREFERRED STOCKS (continued)				Shares Held	Value(000	's)
Money Market Funds - 2.87%				Electric (continued)
Goldman Sachs Financial Square Funds -	167,452,081	$167,452		Entergy New Orleans Inc	5.00%			3,299	$85
Government Fund				Entergy New Orleans Inc	5.50%			20,000	541
				Entergy Texas Inc 5.63%				15,618	428
TOTAL INVESTMENT COMPANIES		$167,452		Georgia Power Co 6.50%(a)				97,900	10,305
				Gulf Power Co 6.00%(a)				60,914	6,078
CONVERTIBLE PREFERRED STOCKS -1.42%
				Gulf Power Co 6.45%(a)				9,400	981
	Shares Held	Value(000	's)
				Integrys Holding Inc 6.00%(b)				87,600	2,404
Banks- 1.42%
Wells Fargo & Co 7.50%(a)	60,982	$82,478		Interstate Power & Light Co	5.10	%(a)		485,100	13,335
				NextEra Energy Capital Holdings Inc			5.00%	491,093	12,631
TOTAL CONVERTIBLE PREFERRED STOCKS		$82,478		NextEra Energy Capital Holdings Inc			5.13%	662,215	17,006
PREFERRED STOCKS - 29.77%	Shares Held	Value(000	's)	NextEra Energy Capital Holdings Inc			5.63%	170,585	4,442
				NextEra Energy Capital Holdings Inc			5.70%	322,465	8,258
Banks- 9.04%
AgriBank FCB 6.88%(a),(b)	61,700	6,637		PPL Capital Funding Inc 5.90%				735	20
Bank of America Corp 6.38%(a)	17,626	457							$139,468
Bank of America Corp 6.50%(a)	490	13		Food- 0.43%
Bank of America Corp 6.63%(a)	201,813	5,427		Dairy Farmers of America Inc 7.88%(a),(c)				12,000	1,273
Bank of New York Mellon Corp/The 5.20%(a)	139,534	3,659		Dairy Farmers of America Inc 7.88%(a),(c)				232,500	23,962
Barclays Bank PLC 7.10%(a)	1,011,767	26,093							$25,235
Barclays Bank PLC 8.13%(a)	249,031	6,520		Hand & Machine Tools - 0.50%
BB&T Corp 5.63%(a)	150,000	4,044		Stanley Black & Decker Inc 5.75%				1,104,374	29,012
Capital One Financial Corp 6.00%(a)	533,401	13,842
Citigroup Inc 6.88%(a)	9,618	267		Insurance - 7.04%
Citigroup Inc 6.88%(a),(b)	493,542	14,604		Aegon NV 4.00%(a),(b)				66,900	1,650
CoBank ACB 6.13%(a)	8,000	799		Aegon NV 6.38%(a)				975,042	25,078
CoBank ACB 6.20%(a),(b)	65,000	6,817		Aegon NV 6.50%(a)				243,544	6,361
CoBank ACB 6.25%(a),(b)	296,500	31,512		Aegon NV 8.00%				63,317	1,698
Cullen/Frost Bankers Inc 5.38%(a)	276,081	7,584		Aflac Inc 5.50%				1,084,662	28,830
				Allstate Corp/The 5.10%(b)				540,300	15,107
Deutsche Bank Contingent Capital Trust II	1,089,334	27,408
6.55%(a)				Allstate Corp/The 6.25%(a)				181,500	5,129
Goldman Sachs Group Inc/The 5.50%(a),(b)	774,944	20,962		Allstate Corp/The 6.63%(a)				380,000	10,655
HSBC Holdings PLC 6.20%(a)	1,028,013	26,790		American Financial Group Inc/OH 5.75%				441,277	11,381
HSBC Holdings PLC 8.00%(a)	348,226	9,179		American Financial Group Inc/OH 6.25%				250,786	6,944
Huntington Bancshares Inc/OH 5.88%(a)	326,087	8,514		Arch Capital Group Ltd 6.75%(a)				699,190	18,410
Huntington Bancshares Inc/OH 6.25%(a)	1,050,000	29,169		Aspen Insurance Holdings Ltd 5.95%(a),(b),(d)				450,449	13,464
ING Groep NV 6.13%(a)	55,705	1,437		Aspen Insurance Holdings Ltd 7.25%(a)				45,141	1,196
ING Groep NV 6.38%(a)	829,730	21,324		Axis Capital Holdings Ltd 5.50%(a)				155,098	4,140
ING Groep NV 7.05%(a)	1,017,959	25,429		Axis Capital Holdings Ltd 6.88%(a)				2,072,850	54,018
ING Groep NV 7.20%(a)	163,000	4,271		Delphi Financial Group Inc 7.38%(b)				527,604	11,739
KeyCorp 8.63%(a),(b)	368,904	9,665		Hartford Financial Services Group Inc/The				1,040,014	32,688
M&T Bank Corp 6.38%(a),(b)	5,400	5,726		7.88%(b)
M&T Bank Corp 6.38%(a),(b)	7,150	7,581		Protective Life Corp 6.00%				10,311	271
Merrill Lynch Capital Trust I 6.45%(b)	315,326	8,151		Protective Life Corp 6.25%				336,151	8,753
Morgan Stanley 7.13%(a),(b)	24,282	742		Prudential PLC 6.50%(a)				92,849	2,532
				Prudential PLC 6.75%(a)				174,600	4,681
PNC Financial Services Group Inc/The	1,730,132	52,250
6.13%(a),(b)				Reinsurance Group of America Inc 6.20%(b)				577,300	17,689
Royal Bank of Scotland Group PLC 5.75%(a)	396,429	10,188		RenaissanceRe Holdings Ltd	5.38	%(a)		654,975	17,363
State Street Corp 5.25%(a)	1,425,192	36,855		RenaissanceRe Holdings Ltd 6.08%(a)				178,371	4,520
State Street Corp 5.90%(a),(b)	241,300	6,867		Torchmark Corp 5.88%				468,309	12,274
State Street Corp 6.00%(a)	349,700	9,659		WR Berkley Corp 5.63%				1,262,728	32,389
TCF Financial Corp 7.50%(a)	229,278	6,005		WR Berkley Corp 5.75%				65,930	1,719
US Bancorp 6.00% (a),(b)	2,082,309	54,265		XLIT Ltd 3.80%(a),(b),(d)				76,419	59,607
Valley National Bancorp 6.25%(a),(b)	172,200	5,088							$410,286
Wells Fargo & Co 5.85%(a),(b)	125,027	3,498		Media- 0.22%
Wells Fargo & Co 6.63%(a),(b)	236,676	7,254		Comcast Corp 5.00%				480,893	12,830
		$526,552
Diversified Financial Services - 0.08%				Miscellaneous Manufacturers - 0.17%
Affiliated Managers Group Inc 6.38%	15,188	404		General Electric Co 4.88%				299,666	7,971
Charles Schwab Corp/The 6.00%(a)	12,535	328		General Electric Co 4.88%				80,187	2,094
Charles Schwab Corp/The 6.00%(a)	143,663	3,938							$10,065
		$4,670		REITS- 4.51%
				Boston Properties Inc	5.25	%(a)		7,284	190
Electric - 2.39%
Alabama Power Co 6.45%(a)	89,000	2,373		Digital Realty Trust Inc 5.88%(a)				97,818	2,553
				Digital Realty Trust Inc	6.35	%(a)		202,498	5,599
Dominion Resources Inc/VA 5.25%	892,421	22,890
				Digital Realty Trust Inc	6.63	%(a)		3,856	101
DTE Energy Co 5.25%	313,300	8,118
				Digital Realty Trust Inc	7.00	%(a)		544,076	13,787
Duke Energy Corp 5.13%	362,408	9,571
				Digital Realty Trust Inc	7.38	%(a)		239,911	6,938
Entergy Arkansas Inc 4.88%	10,000	250
				Hospitality Properties Trust 7.13%(a)				411,113	10,607
Entergy Arkansas Inc 4.90%	241,096	6,088
				Kimco Realty Corp	5.50%(a)			590,922	15,275
Entergy Arkansas Inc 5.75%	35,363	890
				Kimco Realty Corp	6.00%(a)			667,508	17,328
Entergy Louisiana LLC 4.70%	165,100	4,185
				National Retail Properties Inc 6.63			%(a)	455,621	11,728
Entergy Louisiana LLC 4.88%	25,000	625
				Prologis Inc 8.54%(a)				167,700	11,776
Entergy Louisiana LLC 5.25%	236,055	6,114
				PS Business Parks Inc	5.70	%(a)		377,419	9,956
Entergy Louisiana LLC 5.88%	1,981	50
				PS Business Parks Inc	5.75	%(a)		520,724	13,482
Entergy Mississippi Inc 6.00%	70,689	1,800

See accompanying notes.

Schedule of Investments
Preferred Securities Fund
August 31, 2016

PREFERRED STOCKS (continued)			Shares Held	Value(000	's)		Principal
REITS (continued)						BONDS (continued)	Amount (000's) Value (000's)
PS Business Parks Inc 6.00%(a)			188,128	$4,957		Banks (continued)
PS Business Parks Inc 6.45%(a)			132,228	3,421		BNP Paribas SA (continued)
Public Storage 5.20%(a)			70,407	1,849		7.37%, 12/29/2049(a),(b),(c)	$100	$102
Public Storage 5.75%(a)			222,900	5,791		7.63%, 12/29/2049(a),(b),(c)	46,600	49,000
Public Storage 5.88%(a)			237,401	6,695		7.63%, 12/29/2049(a),(b)	4,000	4,206
Public Storage 5.90%(a)			55,600	1,431		BPCE SA
Public Storage 6.00%(a)			580,214	16,606		5.70%, 10/22/2023(c)	6,000	6,567
Public Storage 6.38%(a)			131,181	3,790		Chase Capital III
Realty Income Corp 6.63%(a)			776,752	20,320		1.22%, 03/01/2027(b)	3,000	2,625
Regency Centers Corp	6.00%(a)		441,029	10,998		Citigroup Capital III
Regency Centers Corp 6.63%(a)			230,854	5,979		7.63%, 12/01/2036	2,700	3,473
Senior Housing Properties Trust		5.63%	113,931	2,960		Citigroup Inc
Senior Housing Properties Trust 6.25%			150,000	3,946		5.90%, 12/29/2049(a)	200	208
Ventas Realty LP / Ventas Capital Corp			198,708	5,409		5.95%, 12/29/2049(a)	24,100	25,064
5.45%						6.13%, 12/29/2049(a),(b)	47,300	49,353
Vornado Realty Trust 5.40%(a)			190,622	4,924		6.25%, 12/29/2049(a),(b)	53,200	57,456
Vornado Realty Trust	5.70%(a)		830,753	21,583		Citizens Financial Group Inc
Vornado Realty Trust 6.63%(a)			90,192	2,331		5.50%, 12/29/2049(a),(b)	7,500	7,425
Vornado Realty Trust 6.88%(a)			173,159	4,379		CoBank ACB
Welltower Inc 6.50%(a)			617,148	16,200		6.25%, 12/29/2049(a),(b)	12,900	13,981
				$262,889		Commerzbank AG
Savings & Loans - 0.05%						8.13%, 09/19/2023(c)	20,300	23,698
Astoria Financial Corp	6.50%(a)		106,851	2,869		Cooperatieve Rabobank UA
						11.00%, 12/29/2049 (a),(b)	7,750	9,460
Sovereign - 0.48%						11.00%, 12/29/2049 (a),(b),(c)	69,657	85,025
Farm Credit Bank of Texas 6.75%(a),(b)			258,000	27,614		Corestates Capital III
						1.39%, 02/15/2027(b),(c)	10,200	8,996
Telecommunications - 4.86%						Countrywide Capital III
Centaur Funding Corp 0.00%(b),(c),(e)			26,500	22,608		8.05%, 06/15/2027	6,312	8,043
Centaur Funding Corp 9.08%(c),(f)			102,566	121,028		Credit Agricole SA
Qwest Corp 6.13%			885,400	22,489		7.88%, 12/29/2049(a),(c)	8,000	8,190
Qwest Corp 6.88%			258,100	6,871		8.13%, 12/29/2049(a),(b)	5,000	5,366
Qwest Corp 7.00%			253,178	6,573		8.13%, 12/29/2049(a),(b),(c)	11,050	11,858
Qwest Corp 7.00%			520,255	13,610		8.38%, 12/31/2049(a),(b),(c)	42,909	48,496
Qwest Corp 7.50%			949,111	24,240		Credit Suisse AG
Telephone & Data Systems Inc 6.63%			224,067	6,023		6.50%, 08/08/2023(c)	28,300	30,968
Telephone & Data Systems Inc 6.88%			2,595	66		Credit Suisse Group AG
Telephone & Data Systems Inc 7.00%			1,208,015	30,949		6.25%, 12/29/2049(a),(b),(c)	39,100	38,269
United States Cellular Corp 6.95%			110,817	2,869		6.25%, 12/29/2049(a)	475	465
Verizon Communications Inc 5.90%			942,517	26,098		7.50%, 12/29/2049(a),(b)	3,000	3,162
				$283,424		7.50%, 12/29/2049(a),(b),(c)	34,040	35,878
TOTAL PREFERRED STOCKS				$1,734,914		Dresdner Funding Trust I
						8.15%, 06/30/2031(c)	26,715	31,744
			Principal
BONDS- 64.21%			Amount (000's)	Value(000	's)	8.15%, 06/30/2031	3,200	3,808
Banks- 36.66%						Fifth Third Bancorp
						5.10%, 12/29/2049(a),(b)	5,100	5,049
ABN AMRO Bank NV
4.80%, 04/18/2026(c)			$7,000	$7,463		First Chicago NBD Institutional Capital I
6.25%, 09/13/2022(b)			10,000	10,450		1.31%, 02/01/2027(b)	2,300	2,024
Australia & New Zealand Banking Group						First Union Capital II
Ltd/United Kingdom						7.95%, 11/15/2029	3,700	4,824
6.75%, 12/29/2049(a),(c)			4,000	4,496		Fleet Capital Trust V
						1.65%, 12/18/2028(b)	2,500	2,178
BAC Capital Trust XIII
4.00%, 12/29/2049(a),(b)			33,564	27,220		Goldman Sachs Group Inc/The
						5.70%, 12/29/2049(a),(b)	39,795	40,651
Banco Bilbao Vizcaya Argentaria SA
9.00%, 05/29/2049(a)			27,800	29,051		HBOS Capital Funding LP
						6.85%, 03/29/2049(a)	7,000	7,097
Banco Santander SA
6.38%, 05/29/2049(a),(b)			5,000	4,618		HSBC Capital Funding Dollar1 LP
						10.18%, 12/29/2049 (a),(b),(c)	32,900	49,811
Bank of America Corp
6.30%, 12/29/2049(a),(b)			18,500	20,211		HSBC Holdings PLC
6.50%, 10/29/2049(a),(b)			50,000	54,505		6.87%, 12/29/2049(a),(b)	29,600	30,969
Bank of New York Mellon Corp/The						JPMorgan Chase & Co
4.62%, 12/29/2049(a),(b)			13,300	13,317		5.30%, 12/29/2049(a),(b)	9,800	10,002
4.95%, 12/29/2049(a),(b)			75,100	76,696		6.13%, 12/29/2049(a),(b)	22,000	23,554
						6.75%, 01/29/2049(a),(b)	137,707	155,294
Barclays Bank PLC
7.63%, 11/21/2022			8,000	8,984		JPMorgan Chase Capital XXI
7.75%, 04/10/2023(b)			24,200	25,652		1.71%, 02/02/2037(b)	13,251	10,717
10.18%, 06/12/2021			3,000	3,845		KeyCorp Capital III
10.18%, 06/12/2021 (c)			3,460	4,434		7.75%, 07/15/2029	3,500	4,164
Barclays PLC						Lloyds Banking Group PLC
6.63%, 06/29/2049(a),(b)			34,178	32,512		6.27%, 11/29/2049(a),(b),(c)	3,000	2,873
8.25%, 12/29/2049(a),(b)			63,158	64,696		6.27%, 11/29/2049(a),(b)	3,150	3,016
						6.41%, 01/29/2049(a),(c)	39,174	43,287
BNP Paribas SA
7.20%, 06/29/2049(a),(c)			13,800	15,525		6.66%, 01/29/2049(a),(c)	60,185	66,805
						7.50%, 04/30/2049(a),(b)	49,888	50,699

See accompanying notes.

Schedule of Investments Preferred Securities Fund August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Banks (continued)			Electric (continued)
M&T Bank Corp			PPL Capital Funding Inc
6.45%, 12/29/2049(a),(b)	$6,615	$7,376	6.70%, 03/30/2067(b)	$15,375	$13,280
6.88%, 12/29/2049(a)	37,800	38,036			$98,630
Morgan Stanley			Hand & Machine Tools - 0.23%
5.55%, 12/29/2049(a),(b)	11,100	11,377	Stanley Black & Decker Inc
Nordea Bank AB			5.75%, 12/15/2053	12,250	13,126
5.50%, 09/29/2049(a),(b),(c)	6,000	6,007
5.50%, 09/29/2049(a),(b)	1,200	1,201	Insurance - 19.12%
6.13%, 12/29/2049(a),(b)	1,800	1,791	ACE Capital Trust II
6.13%, 12/29/2049(a),(b),(c)	32,831	32,667	9.70%, 04/01/2030	18,970	28,740
Northern Trust Corp			Aegon NV
4.60%, 12/29/2049(a),(b)	4,400	4,493	1.43%, 07/29/2049(a),(b)	11,889	7,643
PNC Financial Services Group Inc/The			AIG Life Holdings Inc
6.75%, 07/29/2049(a),(b)	44,035	49,705	8.50%, 07/01/2030	30,200	38,279
Royal Bank of Scotland Group PLC			Allstate Corp/The
4.80%, 04/05/2026	7,500	7,854	5.75%, 08/15/2053(b)	7,600	8,208
7.50%, 12/29/2049(a),(b)	45,281	42,904	6.50%, 05/15/2067	12,505	14,443
7.64%, 03/29/2049(a),(b)	1,900	1,869	American International Group Inc
7.65%, 08/29/2049(a),(b)	34,315	41,178	8.18%, 05/15/2068	1,500	1,965
8.00%, 12/29/2049(a),(b)	9,825	9,508	Aon Corp
8.62%, 12/29/2049(a),(b)	3,000	3,056	8.21%, 01/01/2027	4,500	5,974
Skandinaviska Enskilda Banken AB			AXA SA
5.75%, 11/29/2049(a),(b)	13,800	13,801	1.43%, 08/29/2049(b)	9,295	6,516
Societe Generale SA			6.38%, 12/29/2049(a),(b),(c)	27,793	30,294
1.40%, 12/29/2049(a),(b),(c)	5,750	5,477	8.60%, 12/15/2030	13,565	19,045
7.88%, 12/29/2049(a),(b),(c)	3,000	2,982	Catlin Insurance Co Ltd
7.88%, 12/29/2049(a),(b)	15,000	14,910	7.25%, 07/29/2049(a),(c)	52,586	40,491
8.00%, 12/29/2049(a),(b),(c)	16,800	17,115	Chubb Corp/The
8.25%, 09/29/2049(a),(b)	64,750	66,612	6.38%, 03/29/2067(b)	44,690	41,757
Standard Chartered PLC			Dai-ichi Life Insurance Co Ltd/The
7.01%, 07/29/2049(a),(c)	14,300	15,694	5.10%, 10/29/2049(a),(b),(c)	12,300	13,530
7.50%, 12/29/2049(a),(b),(c)	12,700	12,687	7.25%, 12/29/2049(a),(c)	13,250	15,801
SunTrust Capital I			Demeter Investments BV for Swiss Re Ltd
1.49%, 05/15/2027(b)	20,900	17,243	5.63%, 08/15/2052	16,800	17,984
Svenska Handelsbanken AB			Everest Reinsurance Holdings Inc
5.25%, 12/29/2049(a),(b)	22,500	22,388	6.60%, 05/01/2067(b)	34,120	27,722
Swedbank AB			Glen Meadow Pass-Through Trust
5.50%, 12/29/2049(a),(b)	5,200	5,330	6.51%, 02/12/2067(b),(c)	10,885	8,218
UBS AG/Stamford CT			Great-West Life & Annuity Insurance Capital
7.63%, 08/17/2022	10,000	11,716	LP
UBS Group AG			6.63%, 11/15/2034(c)	7,000	8,306
6.87%, 12/29/2049(a),(b)	18,078	18,236	Great-West Life & Annuity Insurance Capital
6.88%, 12/29/2049(a),(b)	13,100	13,017	LP II
7.00%, 12/29/2049(a),(b)	12,000	12,795	3.36%, 05/16/2046(b),(c)	8,750	7,481
7.13%, 12/29/2049(a)	1,757	1,807	Hartford Financial Services Group Inc/The
US Bancorp			8.13%, 06/15/2068(b)	11,772	12,861
5.12%, 12/29/2049(a),(b)	21,400	22,738	Liberty Mutual Group Inc
Wells Fargo & Co			7.00%, 03/07/2067(b),(c)	17,738	14,811
5.87%, 12/29/2049(a),(b)	47,800	52,793	7.80%, 03/07/2087(c)	61,373	71,193
7.98%, 12/31/2049(a),(b)	57,100	60,383	Liberty Mutual Insurance Co
		$2,136,321	7.70%, 10/15/2097(c)	20,025	26,724
Diversified Financial Services - 1.03%			Lincoln National Corp
Charles Schwab Corp/The			3.16%, 05/17/2066(b)	13,109	10,192
7.00%, 02/28/2049(a),(b)	27,158	31,367	6.05%, 04/20/2067(b)	54,947	42,045
Depository Trust & Clearing Corp/The			Meiji Yasuda Life Insurance Co
4.88%, 12/29/2049(a),(b),(c)	4,000	4,090	5.20%, 10/20/2045(b),(c)	10,000	11,400
MBNA Capital B			MetLife Capital Trust IV
1.56%, 02/01/2027(b)	2,500	2,178	7.88%, 12/15/2067(c)	19,020	23,870
National Rural Utilities Cooperative Finance			MetLife Capital Trust X
Corp			9.25%, 04/08/2068(c)	41,075	58,720
5.25%, 04/20/2046(b)	21,300	22,486	MetLife Inc
		$60,121	5.25%, 12/29/2049(a),(b)	17,200	17,297
Electric - 1.69%			6.40%, 12/15/2066(b)	11,400	12,802
Emera Inc			10.75%, 08/01/2069	28,223	45,439
6.75%, 06/15/2076(b)	33,400	36,114	Mitsui Sumitomo Insurance Co Ltd
Integrys Holding Inc			7.00%, 03/15/2072(c)	10,700	12,947
6.11%, 12/01/2066(b)	13,082	10,973	MMI Capital Trust I
NextEra Energy Capital Holdings Inc			7.63%, 12/15/2027	1,073	1,377
6.35%, 10/01/2066(b)	23,474	18,955	Nationwide Financial Services Inc
6.65%, 06/15/2067(b)	2,000	1,670	6.75%, 05/15/2087	71,215	75,132
7.30%, 09/01/2067(b)	17,750	17,638	Nippon Life Insurance Co
			4.70%, 01/20/2046(b),(c)	5,000	5,488
			5.10%, 10/16/2044(b),(c)	14,900	16,613

See accompanying notes.

Schedule of Investments Preferred Securities Fund August 31, 2016

	Principal		Portfolio Summary (unaudited)
BONDS (continued)	Amount (000's) Value (000's)		Sector	Percent
Insurance (continued)			Financial	79.39%
Provident Financing Trust I			Communications	5.20%
7.41%, 03/15/2038	$37,750	$42,199	Industrial	4.76%
Prudential Financial Inc			Utilities	4.08%
5.63%, 06/15/2043(b)	66,965	71,820	Investment Companies	2.87%
5.88%, 09/15/2042(b)	11,675	12,930	Energy	1.50%
Prudential PLC			Government	0.48%
7.75%, 01/29/2049(a)	4,800	4,903	Consumer, Non-cyclical	0.43%
Reinsurance Group of America Inc			Purchased Options	0.12%
3.32%, 12/15/2065(b)	26,423	19,949	Other Assets and Liabilities	1.17%
Sompo Japan Nipponkoa Insurance Inc			TOTAL NET ASSETS	100.00%
5.33%, 03/28/2073(b),(c)	60,300	67,838
Sumitomo Life Insurance Co
6.50%, 09/20/2073(b),(c)	15,500	18,561
Voya Financial Inc
5.65%, 05/15/2053(b)	64,126	64,126
XLIT Ltd
6.50%, 12/31/2049(a),(b)	14,350	10,741
		$1,114,375
Miscellaneous Manufacturers - 3.10%
General Electric Co
5.00%, 12/29/2049(a),(b)	168,649	180,876

Pipelines - 1.50%
Enterprise Products Operating LLC
7.03%, 01/15/2068(b)	55,775	59,337
TransCanada PipeLines Ltd
6.35%, 05/15/2067(b)	8,461	6,769
Transcanada Trust
5.63%, 05/20/2075(b)	3,800	3,771
5.87%, 08/15/2076(b)	16,200	17,263
		$87,140
Telecommunications - 0.12%
Koninklijke KPN NV
7.00%, 03/28/2073(b),(c)	6,550	7,213

Transportation - 0.76%
BNSF Funding Trust I
6.61%, 12/15/2055(b)	38,509	44,389

TOTAL BONDS		$3,742,191
	Principal
CONVERTIBLE BONDS - 0.44%	Amount (000's) Value (000's)
Banks- 0.44%
ING Groep NV
6.50%, 12/29/2049(a),(b)	26,000	25,464

TOTAL CONVERTIBLE BONDS		$25,464
TOTAL PURCHASED OPTIONS - 0.12%		$7,169
Total Investments		$5,759,668
Other Assets and Liabilities - 1.17%		$68,002
TOTAL NET ASSETS - 100.00%		$5,827,670

(a)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(b)	Variable Rate. Rate shown is in effect at August 31, 2016.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,298,574 or 22.28% of net assets.
(d)	Security is Illiquid. At the end of the period, the value of these securities totaled $73,071 or 1.25% of net assets.
(e)	Non-Income Producing Security
(f)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

See accompanying notes.

			Schedule of Investments
Preferred Securities Fund
August 31, 2016

August 31,		August 31,						August 31,	August 31,
Affiliated Securities	2015	2015	Purchases		Purchases	Sales	Sales	2016	2016
Shares		Cost	Shares		Cost	Shares	Proceeds	Shares	Cost
Centaur Funding Corp 9.08%	71,576	$85,034	30,990		$36,865	—	$—	102,566	$121,899
		$85,034			$36,865		$–		$121,899

					Realized Gain/Loss			Realized Gain from
		Income			on Investments		Capital Gain Distributions
Centaur Funding Corp 9.08%		$9,081		$		—	$		—
		$9,081	$			—	$		—
Amounts in thousands except shares

Options

						Upfront Premiums		Unrealized
Purchased Options Outstanding	Exercise Price	Expiration Date			Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Put - US Long Bond Future; December 2016		$169.00	09/26/2016		6,200	$12,423	$7,169		$(5,254)
Total						$12,423	$7,169		$(5,254)

						Upfront Premiums		Unrealized
Written Options Outstanding	Exercise Price	Expiration Date			Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Put - US Long Bond Future; December 2016		$165.00	09/26/2016		6,200	$(4,386)	$(2,034)		$2,352
Total						$(4,386)	$(2,034)		$2,352

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Real Estate Allocation Fund
August 31, 2016

INVESTMENT COMPANIES - 101.35%	Shares Held		Value
Principal Funds, Inc. Institutional Class - 101.35%
Global Real Estate Securities Fund (a)		47,961	$460,422
Real Estate Debt Income Fund (a)		47,645	470,256
			$930,678
TOTAL INVESTMENT COMPANIES			$930,678
Total Investments			$930,678
Other Assets and Liabilities - (1.35)%			$(12,416)
TOTAL NET ASSETS - 100.00%			$918,262

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type			Percent
Fixed Income Funds			51.21%
International Equity Funds			50.14%
Other Assets and Liabilities			(1.35)%
TOTAL NET ASSETS			100.00%

August 31,		August 31,					August 31,	August 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
Shares		Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Global Real Estate Securities Fund	20,381	$193,364	54,122	$490,184	26,542	$245,539	47,961	$438,790
Real Estate Debt Income Fund	14,683	146,149	54,032	521,092	21,070	203,599	47,645	463,564
		$339,513		$1,011,276		$449,138		$902,354

		Realized Gain/Loss	Realized Gain from
Income		on Investments	Capital Gain Distributions
Global Real Estate Securities Fund	$5,772	$781	$3,841
Real Estate Debt Income Fund	9,611	(78)	—
	$15,383	$703	$3,841

Amounts shown are in dollars and not rounded to the thousands.

See accompanying notes.

Schedule of Investments
Real Estate Debt Income Fund
August 31, 2016

INVESTMENT COMPANIES - 1.12%		Shares Held	Value(000	's)				Principal
Money Market Funds - 1.12%						BONDS (continued)		Amount (000's) Value (000's)
First American Government Obligations Fund		1,731,291	$1,731			Commercial Mortgage Backed Securities (continued)
						GS Mortgage Securities Trust 2015-GC34
TOTAL INVESTMENT COMPANIES			$1,731			3.51%, 10/10/2048(a)		$5,000	$5,424
		Principal				4.47%, 10/10/2048		2,000	2,242
BONDS- 98.39%		Amount (000's)	Value(000	's)		GS Mortgage Securities Trust 2016-GS2
Commercial Mortgage Backed Securities - 93.03%						3.76%, 05/10/2049		2,500	2,732
Banc of America Commercial Mortgage Trust						JP Morgan Chase Commercial Mortgage
2008-1						Securities Trust 2010-C1
6.48%, 02/10/2051(a)		$1,800	$1,787			5.95%, 06/15/2043(b)		1,500	1,628
6.48%, 02/10/2051(a),(b)		1,000	934			JP Morgan Chase Commercial Mortgage
						Securities Trust 2011-C5
Banc of America Commercial Mortgage Trust						5.51%, 08/15/2046(a),(b)		1,200	1,325
2015-UB	S7
4.51%, 09/15/2048(a)		1,080	1,217			JP Morgan Chase Commercial Mortgage
Banc of America Commercial Mortgage Trust						Securities Trust 2016-JP2
2016-UBS10						3.46%, 08/15/2049		1,000	1,053
2.18%, 06/15/2049(a),(c)		9,089	1,167			JPMBB Commercial Mortgage Securities
5.08%, 06/15/2049(a)		3,500	3,738			Trust 2013-C12
						4.22%, 07/15/2045(a)		460	411
CFCRE Commercial Mortgage Trust 2011-
C2						JPMBB Commercial Mortgage Securities
1.92%, 12/15/2047(a),(b),(c)		12,924	413			Trust 2014-C21
						1.26%, 08/15/2047(a),(c)		25,616	1,626
Citigroup Commercial Mortgage Trust 2013-
GC15						JPMBB Commercial Mortgage Securities
5.27%, 09/10/2046(a),(b)		2,010	1,875			Trust 2014-C24
						4.07%, 11/15/2047(a),(b)		1,000	791

Citigroup Commercial Mortgage Trust 2015-						4.12%, 11/15/2047(a)		2,500	2,754
GC27
3.14%, 02/10/2048(a)		2,000	2,108			LB Commercial Mortgage Trust 2007-C3
						6.11%, 07/15/2044(a)		2,000	1,969
Citigroup Commercial Mortgage Trust 2016-
C1					ML	-CFC Commercial Mortgage Trust 2006-
2.12%, 05/10/2049(a),(c)		28,938	4,036			3
						5.48%, 07/12/2046(a)		1,290	1,279
3.51%, 05/10/2049		2,500	2,647
4.12%, 05/10/2049		2,500	2,746			Morgan Stanley Bank of America Merrill
						Lynch Trust 2013-C13
Citigroup Commercial Mortgage Trust 2016-						5.05%, 11/15/2046(a)		4,000	4,420
GC36
3.62%, 02/10/2049		5,000	5,485			Morgan Stanley Bank of America Merrill
						Lynch Trust 2013-C9
COMM 2006-C8 Mortgage Trust						4.29%, 05/15/2046(a),(b)		3,000	2,841
5.38%, 12/10/2046		2,000	1,938
COMM 2012-CCRE4 Mortgage Trust						Morgan Stanley Bank of America Merrill
3.25%, 10/15/2045		3,000	3,167			Lynch Trust 2014-C14
						1.42%, 02/15/2047(a),(c)		20,844	1,073
COMM 2013-CCRE11 Mortgage Trust
1.20%, 10/10/2046(a),(c)		26,060	1,493			Morgan Stanley Bank of America Merrill
COMM 2013-CCRE6 Mortgage Trust						Lynch Trust 2014-C15
1.62%, 03/10/2046(a),(c)		14,807	633			5.06%, 04/15/2047(a)		1,000	1,087
COMM 2014-CCRE17 Mortgage Trust						Morgan Stanley Bank of America Merrill
4.96%, 05/10/2047(a),(b)		1,000	927			Lynch Trust 2015-C20
						4.16%, 02/15/2048(a)		1,000	1,073
Comm 2014-UBS2 Mortgage Trust
4.20%, 03/10/2047		1,000	1,099			Morgan Stanley Bank of America Merrill
COMM 2014-UBS3 Mortgage Trust						Lynch Trust 2015-C25
4.94%, 06/10/2047(a)		1,000	1,019			1.30%, 10/15/2048(a),(c)		29,871	2,253
COMM 2015-LC19 Mortgage Trust						Morgan Stanley Bank of America Merrill
2.87%, 02/10/2048(a),(b)		1,000	781			Lynch Trust 2015-C26
COMM 2015-LC23 Mortgage Trust						3.53%, 10/15/2048		1,000	1,091
4.80%, 10/10/2053(a)		1,000	1,054			Morgan Stanley Bank of America Merrill
COMM 2016-DC2 Mortgage Trust						Lynch Trust 2016-C28
3.77%, 02/10/2049		6,000	6,635			3.95%, 01/15/2049		6,000	6,602
Commercial Mortgage Trust 2007-GG9						Morgan Stanley Capital I Trust 2016-UBS9
5.51%, 03/10/2039		3,000	2,768			4.70%, 03/15/2049		500	529
Credit Suisse Commercial Mortgage Trust						UBS-Barclays Commercial Mortgage Trust
Series 2007-C1						2012	-C4
						1.92%, 12/10/2045(a),(b),(c)		9,382	729
5.42%, 02/15/2040		3,000	2,982
						4.65%, 12/10/2045(a),(b)		1,000	990
FHLMC Multifamily Structured Pass Through
Certificates						Wachovia Bank Commercial Mortgage Trust
1.29%, 01/25/2021(a),(c)		20,172	836			Series 2006-C29
3.01%, 07/25/2025		5,000	5,383			5.37%, 11/15/2048		2,000	1,991
3.15%, 11/25/2025(a)		1,500	1,633			Wachovia Bank Commercial Mortgage Trust
3.28%, 06/25/2025(a)		5,000	5,488			Series 2007-C30
3.33%, 08/25/2025(a)		4,000	4,411			5.41%, 12/15/2043(a)		4,000	4,008
GS Mortgage Securities Trust 2010-C1						Wells Fargo Commercial Mortgage Trust
1.58%, 08/10/2043(a),(b),(c)		25,702	1,180			2015	-C31
GS Mortgage Securities Trust 2011-GC3						3.70%, 11/15/2048		2,000	2,200
0.84%, 03/10/2044(a),(b),(c)		24,312	596			Wells Fargo Commercial Mortgage Trust
GS Mortgage Securities Trust 2013-GCJ14						2015-NX	S1
4.93%, 08/10/2046(a),(b)		1,500	1,375			4.24%, 05/15/2048(a)		3,180	2,629
GS Mortgage Securities Trust 2014-GC22
4.80%, 06/10/2047(a)		3,110	3,334
See accompanying notes.						175

			Schedule of Investments
			Real Estate Debt Income Fund
			August 31, 2016

		Principal
BONDS (continued)		Amount (000's)	Value (000's)
Commercial Mortgage Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust
2016	-C34
2.36%, 06/15/2049(a),(c)		$7,984	$1,148
Wells Fargo Commercial Mortgage Trust
2016-NX	S5
5.01%, 01/15/2059(a)		1,750	2,023
WFRBS Commercial Mortgage Trust 2013-
C11
1.59%, 03/15/2045(a),(b),(c)		16,360	840
WFRBS Commercial Mortgage Trust 2013-
C12
1.53%, 03/15/2048(a),(b),(c)		38,208	2,287
WFRBS Commercial Mortgage Trust 2013-
C17
1.70%, 12/15/2046(a),(c)		34,687	2,155
WFRBS Commercial Mortgage Trust 2014-
C20
3.99%, 05/15/2047(a),(b)		2,500	1,906
			$143,994
Real Estate - 1.71%
Prologis LP
3.35%, 02/01/2021		2,500	2,642

REITS- 3.65%
HCP Inc
2.63%, 02/01/2020		2,500	2,537
Hospitality Properties Trust
5.00%, 08/15/2022		1,000	1,085
Select Income REIT
3.60%, 02/01/2020		2,000	2,031
			$5,653
TOTAL BONDS			$152,289
Total Investments			$154,020
Other Assets and Liabilities - 0.49%			$763
TOTAL NET ASSETS - 100.00%			$154,783

(a)	Variable Rate. Rate shown is in effect at August 31, 2016.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $21,418 or 13.84% of net assets.
(c)	Security is an Interest Only Strip.

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	93.03%
Financial	5.36%
Investment Companies	1.12%
Other Assets and Liabilities	0.49%
TOTAL NET ASSETS	100.00%

See accompanying notes.

     Schedule of Investments Small-MidCap Dividend Income Fund August 31, 2016

COMMON STOCKS - 97.23%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 1.24%				Housewares - 0.76%
Harris Corp	305,935	$28,446		Tupperware Brands Corp	265,785	$17,417

Airlines - 1.18%				Insurance - 6.15%
Alaska Air Group Inc	400,498	27,046		Allied World Assurance Co Holdings AG	574,007	23,282
				AmTrust Financial Services Inc	2,026,483	53,681
Automobile Manufacturers - 1.63%				Arthur J Gallagher & Co	446,826	22,078
New Flyer Industries Inc	1,162,265	37,445		Validus Holdings Ltd	824,217	41,862
						$140,903
Automobile Parts & Equipment - 0.89%				Investment Companies - 3.02%
Autoliv Inc	191,477	20,331		Ares Capital Corp	2,604,759	42,093
				Oaktree Capital Group LLC	613,904	26,993
Banks - 8.87%						$69,086
Bank of the Ozarks Inc	1,090,090	42,710		Machinery - Diversified - 4.60%
BOK Financial Corp	324,304	22,399		Applied Industrial Technologies Inc	670,246	31,850
Cullen/Frost Bankers Inc	607,861	44,313		Flowserve Corp	459,701	22,236
PacWest Bancorp	1,171,714	50,747		IDEX Corp	259,644	24,261
Umpqua Holdings Corp	1,199,090	19,689		Nordson Corp	273,234	26,976
Washington Trust Bancorp Inc	554,964	23,392				$105,323
		$203,250		Media - 2.17%
Chemicals - 4.06%				Sinclair Broadcast Group Inc	1,745,881	49,723
Albemarle Corp	359,974	28,787
Cabot Corp	206,990	10,321		Miscellaneous Manufacturers - 2.13%
Huntsman Corp	2,083,689	36,027		Crane Co	553,538	35,604
RPM International Inc	326,040	17,779		Donaldson Co Inc	354,330	13,305
		$92,914				$48,909
Coal - 1.13%				Oil & Gas - 2.64%
Alliance Resource Partners LP	1,269,976	25,895		Helmerich & Payne Inc	113,951	6,889
				HollyFrontier Corp	1,134,524	29,362
Computers - 1.08%				Vermilion Energy Inc	669,984	24,211
Leidos Holdings Inc	608,339	24,644				$60,462
				Oil & Gas Services - 1.34%
Diversified Financial Services - 1.85%				Targa Resources Corp	703,671	30,666
BGC Partners Inc	2,100,528	18,422
FNF Group	637,546	24,029		Packaging & Containers - 1.04%
		$42,451		Packaging Corp of America	303,177	23,839
Electric - 5.67%
ALLETE Inc	465,108	27,581		Pipelines - 1.69%
Alliant Energy Corp	920,114	34,918		EnLink Midstream Partners LP	2,199,582	38,823
Great Plains Energy Inc	944,362	25,649
ITC Holdings Corp	585,254	26,465		Private Equity - 0.91%
PNM Resources Inc	479,836	15,254		Hercules Capital Inc	1,526,193	20,848
		$129,867
Electrical Components & Equipment - 1.87%				REITS - 17.08%
Hubbell Inc	157,813	17,093		Agree Realty Corp	375,540	18,022
Littelfuse Inc	202,825	25,718		Alexandria Real Estate Equities Inc	236,719	26,060
		$42,811		Colony Capital Inc	3,004,578	55,495
Electronics - 2.20%				CYS Investments Inc	395,503	3,484
Avnet Inc	822,323	34,275		EastGroup Properties Inc	325,316	23,872
Garmin Ltd	326,760	16,037		EPR Properties	623,769	48,854
		$50,312		GEO Group Inc/The	815,111	16,335
Environmental Control - 1.34%				Gramercy Property Trust	4,289,352	41,521
MSA Safety Inc	528,126	30,763		LaSalle Hotel Properties	932,361	26,162
				Medical Properties Trust Inc	3,040,287	46,425
Food - 2.55%				Omega Healthcare Investors Inc	1,420,507	51,422
B&G Foods Inc	834,036	39,600		Pebblebrook Hotel Trust	1,121,926	33,703
Ingredion Inc	137,613	18,847				$391,355
		$58,447		Retail - 1.09%
Gas - 0.97%				Nordstrom Inc	494,978	24,977
Vectren Corp	455,884	22,297
				Semiconductors - 2.60%
Hand & Machine Tools - 2.06%				Maxim Integrated Products Inc	505,548	20,586
Lincoln Electric Holdings Inc	358,905	22,812		Microchip Technology Inc	628,617	38,918
Snap-on Inc	159,369	24,430				$59,504
		$47,242		Software - 2.63%
Healthcare - Products - 2.62%				Broadridge Financial Solutions Inc	321,162	22,256
STERIS PLC	481,466	34,030		j2 Global Inc	557,776	38,024
Teleflex Inc	141,714	25,946				$60,280
		$59,976		Supranational Bank - 1.82%
Home Furnishings - 2.27%				Banco Latinoamericano de Comercio Exterior	1,446,712	41,795
Harman International Industries Inc	614,693	52,058		SA

See accompanying notes.

		Schedule of Investments
		Small-MidCap Dividend Income Fund
		August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)
Telecommunications - 0.51%
Consolidated Communications Holdings Inc	483,669	$11,632

Toys, Games & Hobbies - 1.57%
Hasbro Inc	439,518	35,926

TOTAL COMMON STOCKS		$2,227,663
INVESTMENT COMPANIES - 2.45%	Shares Held	Value(000	's)
Money Market Funds - 2.45%
Goldman Sachs Financial Square Funds -	56,219,459	56,219
Government Fund

TOTAL INVESTMENT COMPANIES		$56,219
Total Investments		$2,283,882
Other Assets and Liabilities - 0.32%		$7,318
TOTAL NET ASSETS - 100.00%		$2,291,200

Portfolio Summary (unaudited)
Sector		Percent
Financial		37.88%
Industrial		16.48%
Consumer, Cyclical		9.39%
Energy		6.80%
Utilities		6.64%
Technology		6.31%
Consumer, Non-cyclical		5.17%
Basic Materials		4.06%
Communications		2.68%
Investment Companies		2.45%
Government		1.82%
Other Assets and Liabilities		0.32%
TOTAL NET ASSETS		100.00%

See accompanying notes.

Glossary to the Schedule of Investments
August 31, 2016

Currency Abbreviations ARS AUD BRL CAD CHF CLP CNY COP CZK DKK EUR GBP HKD HUF IDR ILS INR JPY KRW MXN MYR NOK NZD PHP PLN RUB SEK SGD TRY TWD USD/$ ZAR

Argentine Peso

Australian Dollar

Brazilian Real

Canadian Dollar

Swiss Franc

Chilean Peso

Chinese Renminbi

Colombian Peso

Czech Koruna

Danish Krone

Euro

British Pound Sterling

Hong Kong Dollar

Hungarian Forint

Indonesian Rupiah

Israeli New Shekel

Indian Rupee

Japanese Yen

South Korean Won

Mexican Peso

Malaysian Ringgit

Norwegian Krone

New Zealand Dollar

Philippine Peso

Polish Zloty

Russian Rouble

Swedish Krona

Singapore Dollar

Turkish Lira

New Taiwan Dollar

United States Dollar

South African Rand

See accompanying notes.

				FINANCIAL HIGHLIGHTS
				PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
BLUE CHIP FUND
Class A shares
2016		$15.52	($0.04)	$1.69	$1.65	($0.01)	($0.31)	($0.32)	$16.85
2015		15.07	(0.01)	0.86	0.85	(0.02)	(0.38)	(0.40)	15.52
2014	(d)	12.93	0.03	2.14	2.17	(0.03)	–	(0.03)	15.07
Class C shares
2016		15.33	(0.16)	1.66	1.50	–	(0.31)	(0.31)	16.52
2015		14.97	(0.12)	0.86	0.74	–	(0.38)	(0.38)	15.33
2014	(d)	12.93	(0.07)	2.13	2.06	(0.02)	–	(0.02)	14.97
Class P shares
2016		15.62	0.02	1.70	1.72	(0.06)	(0.31)	(0.37)	16.97
2015		15.13	0.08	0.85	0.93	(0.06)	(0.38)	(0.44)	15.62
2014	(d)	12.93	0.10	2.14	2.24	(0.04)	–	(0.04)	15.13
CREDIT OPPORTUNITIES EXPLORER FUND
Class A shares
2016		9.36	0.29	0.12	0.41	(0.27)	–	(0.27)	9.50
2015	(g)	10.00	0.35	(0.65)	(0.30)	(0.34)	–	(0.34)	9.36
DIVERSIFIED REAL ASSET FUND
Class A shares
2016		11.22	0.17	(0.27)	(0.10)	(0.05)	–	(0.05)	11.07
2015		13.18	0.13	(1.88)	(1.75)	(0.08)	(0.13)	(0.21)	11.22
2014		11.72	0.16	1.45	1.61	(0.04)	(0.11)	(0.15)	13.18
2013		11.91	0.15	0.07	0.22	(0.11)	(0.30)	(0.41)	11.72
2012		11.82	0.10	0.30	0.40	(0.03)	(0.28)	(0.31)	11.91
Class C shares
2016		10.98	0.09	(0.27)	(0.18)	–	–	–	10.80
2015		12.91	0.04	(1.84)	(1.80)	–	(0.13)	(0.13)	10.98
2014		11.55	0.07	1.42	1.49	(0.02)	(0.11)	(0.13)	12.91
2013		11.75	0.06	0.07	0.13	(0.03)	(0.30)	(0.33)	11.55
2012		11.72	0.01	0.30	0.31	–	(0.28)	(0.28)	11.75
Class P shares
2016		11.21	0.19	(0.26)	(0.07)	(0.09)	–	(0.09)	11.05
2015		13.16	0.16	(1.87)	(1.71)	(0.11)	(0.13)	(0.24)	11.21
2014		11.78	0.20	1.44	1.64	(0.15)	(0.11)	(0.26)	13.16
2013		11.96	0.18	0.07	0.25	(0.13)	(0.30)	(0.43)	11.78
2012		11.85	0.12	0.31	0.43	(0.04)	(0.28)	(0.32)	11.96

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

			Ratio of				Ratio of Net
			Expenses to		Ratio of Gross		Investment Income
		Net Assets, End of	Average Net		Expenses to Average		to Average Net		Portfolio
Total Return(b)		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

10.77%		$36,575	1.28%		1.28	%(c)	(0.26)%		36.4%
5.78		20,629	1.35		1.39	(c)	(0.04)		26.2
16.83	(e)	8,637	1.35	(f)	1.95 (c)	,(f)	0.25	(f)	34.4	(f)

9.93		21,705	2.08		2.08	(c)	(1.06)		36.4
5.04		11,985	2.10		2.33	(c)	(0.77)		26.2
15.99	(e)	3,321	2.10	(f)	4.22 (c)	,(f)	(0.51	) (f)	34.4	(f)

11.21		17,494	0.87		0.87	(c)	0.15		36.4
6.25		6,905	0.89		1.41	(c)	0.53		26.2
17.36	(e)	2,176	0.90	(f)	3.24 (c)	,(f)	0.75	(f)	34.4	(f)

4.51		9,669	1.10		1.37	(c)	3.20		618.9
(3.03	) (e)	9,459	1.10	(f)	1.39 (c)	,(f)	3.72	(f)	406.0	(f)

(0.85)		210,864	1.25		1.28	(c)	1.59		77.6
(13.33)		109,677	1.25		1.25	(c)	1.06		66.4
13.91		127,019	1.25		1.27	(c)	1.31		67.3
1.89		281,607	1.25		1.47	(c)	1.25		78.7
3.53		246,133	1.25		1.44	(c)	0.86		107.3

(1.55	) (h)	31,350	2.00		2.12	(c)	0.86		77.6
(13.98)		45,514	2.00		2.04	(c)	0.30		66.4
13.07		55,741	2.00		2.04	(c)	0.57		67.3
1.10		49,372	2.00		2.04	(c)	0.51		78.7
2.80		42,133	2.00		2.13	(c)	0.07		107.3

(0.60)		149,921	1.01		1.14	(c)	1.78		77.6
(13.08)		396,768	1.01		1.06	(c)	1.36		66.4
14.20		314,063	1.02		1.13	(c)	1.59		67.3
2.14		60,294	0.99		0.99	(c)	1.51		78.7
3.78		39,474	1.04		1.13	(c)	1.05		107.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager.
(d)	Period from September 30, 2013, date shares first offered, through August 31, 2014.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from September 10, 2014, date shares first offered, through August 31, 2015.
(h)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
DYNAMIC HIGH YIELD EXPLORER FUND
Class A shares
2016		$9.39	$0.44	($0.21)	$0.23	($0.48)	$–	($0.48)	$9.14
2015	(e)	10.00	0.40	(0.61)	(0.21)	(0.40)	–	(0.40)	9.39
GLOBAL MULTI-STRATEGY FUND
Class A shares
2016		10.91	0.01	0.14	0.15	(0.06)	(0.23)	(0.29)	10.77
2015		11.04	(0.06)	0.16	0.10	(0.06)	(0.17)	(0.23)	10.91
2014		10.47	(0.04)	0.70	0.66	(0.01)	(0.08)	(0.09)	11.04
2013		10.32	–	0.29	0.29	–	(0.14)	(0.14)	10.47
2012	(i)	10.00	(0.04)	0.36	0.32	–	–	–	10.32
Class C shares
2016		10.73	(0.07)	0.13	0.06	–	(0.23)	(0.23)	10.56
2015		10.90	(0.15)	0.15	–	–	(0.17)	(0.17)	10.73
2014		10.40	(0.12)	0.70	0.58	–	(0.08)	(0.08)	10.90
2013		10.33	(0.08)	0.29	0.21	–	(0.14)	(0.14)	10.40
2012	(j)	10.18	(0.02)	0.17	0.15	–	–	–	10.33
Class P shares
2016		10.95	0.04	0.14	0.18	(0.08)	(0.23)	(0.31)	10.82
2015		11.09	(0.04)	0.16	0.12	(0.09)	(0.17)	(0.26)	10.95
2014		10.51	(0.01)	0.70	0.69	(0.03)	(0.08)	(0.11)	11.09
2013		10.34	0.02	0.29	0.31	–	(0.14)	(0.14)	10.51
2012	(i)	10.00	(0.02)	0.36	0.34	–	–	–	10.34

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

Ratio of Expenses to
					Average Net Assets
					(Excluding
					Dividends and
					Interest Expense on
			Ratio of		Short Sales, Short				Ratio of Net
			Expenses to		Sale Fees and		Ratio of Gross		Investment Income
		Net Assets, End of	Average Net		Reverse Repurchase		Expenses to Average		to Average Net		Portfolio
Total Return(b)		Period (in thousands)	Assets		Agreement Expense)		Net Assets		Assets		Turnover Rate

2.51	%(c)	$7,267	1.10%		N/A		1.67	%(d)	4.88%		112.8%
(2.00) (c),(f)		7,752	1.10	(g)	N/A		1.69 (d)	,(g)	4.24	(g)	94.0	(g)

1.41		145,370	2.41		1.94	% (h)	2.41	(d)	0.11		233.9
0.93		183,527	2.39		1.95	(h)	2.39	(d)	(0.55)		142.5
6.37		93,900	2.54		2.00	(h)	2.57	(d)	(0.36)		166.4
2.85		100,180	2.61		2.00	(h)	2.74	(d)	(0.07)		135.6
3.20	(f)	8,465	2.70	(g)	2.00 (g)	,(h)	3.62 (d)	,(g)	(0.45	) (g)	196.0	(g)

0.61		56,557	3.22		2.75	(h)	3.24	(d)	(0.68)		233.9
0.05		60,317	3.19		2.75	(h)	3.21	(d)	(1.37)		142.5
5.64		42,783	3.29		2.75	(h)	3.38	(d)	(1.11)		166.4
2.07		21,035	3.36		2.75	(h)	3.65	(d)	(0.82)		135.6
1.47	(f)	1,529	3.30	(g)	2.75 (g)	,(h)	30.56 (d)	,(g)	(0.83	) (g)	196.0	(g)

1.74		286,895	2.18		1.71	(h)	2.18	(d)	0.37		233.9
1.15		282,957	2.16		1.72	(h)	2.16	(d)	(0.33)		142.5
6.62		211,335	2.30		1.76	(h)	2.30	(d)	(0.12)		166.4
3.04		66,419	2.40		1.79	(h)	2.49	(d)	0.08		135.6
3.40	(f)	707	2.50	(g)	1.80 (g)	,(h)	12.80 (d)	,(g)	(0.19	) (g)	196.0	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(d)	Excludes expense reimbursement from Manager.
(e)	Period from September 10, 2014, date shares first offered, through August 31, 2015.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Excludes dividends and interest expense on short sales and short sale fees and reverse repurchase agreement expense. See "Operating Policies" in notes to financial statements.
(i)	Period from October 24, 2011, date shares first offered, through August 31, 2012.
(j)	Period from June 14, 2012, date shares first offered, through August 31, 2012.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
GLOBAL OPPORTUNITIES EQUITY HEDGED FUND
Class A shares
2016	(c)	$10.00	$0.07	($0.94)	($0.87)	($0.01)	$–	($0.01)	$9.12
Class P shares
2016	(c)	10.00	0.09	(0.94)	(0.85)	(0.01)	–	(0.01)	9.14
GLOBAL OPPORTUNITIES FUND
Class A shares
2016		11.36	0.10	0.18	0.28	(0.09)	(0.10)	(0.19)	11.45
2015		13.20	0.10	(0.67)	(0.57)	(0.06)	(1.21)	(1.27)	11.36
2014	(g)	11.45	0.07	1.74	1.81	(0.06)	–	(0.06)	13.20
Class C shares
2016		11.25	0.02	0.18	0.20	(0.01)	(0.10)	(0.11)	11.34
2015		13.12	–	(0.66)	(0.66)	–	(1.21)	(1.21)	11.25
2014	(g)	11.45	(0.01)	1.74	1.73	(0.06)	–	(0.06)	13.12
Class P shares
2016		11.42	0.12	0.22	0.34	(0.13)	(0.10)	(0.23)	11.53
2015		13.25	0.17	(0.67)	(0.50)	(0.12)	(1.21)	(1.33)	11.42
2014	(g)	11.45	0.11	1.76	1.87	(0.07)	–	(0.07)	13.25
INTERNATIONAL SMALL COMPANY FUND
Class A shares
2016		9.59	0.06	0.27	0.33	(0.12)	–	(0.12)	9.80
2015		9.86	0.06	(0.28)	(0.22)	(0.05)	–	(0.05)	9.59
2014	(h)	10.00	(0.01)	(0.13)	(0.14)	–	–	–	9.86
Class P shares
2016		9.63	0.09	0.20	0.29	(0.12)	–	(0.12)	9.80
2015		9.87	0.09	(0.28)	(0.19)	(0.05)	–	(0.05)	9.63
2014	(h)	10.00	–	(0.13)	(0.13)	–	–	–	9.87

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

			Ratio of				Ratio of Net
			Expenses to		Ratio of Gross		Investment Income
		Net Assets, End of	Average Net		Expenses to Average		to Average Net		Portfolio
Total Return(b)		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

(8.68	)%(d)	$2,345	1.55	%(e)	3.55%(e),(f)		0.80	%(e)	172.1	%(e)

(8.48	) (d)	2,285	1.30	(e)	2.93 (e)	,(f)	1.05	(e)	172.1	(e)

2.50		4,940	1.50		1.92	(f)	0.90		145.3
(4.36)		4,054	1.50		2.16	(f)	0.82		138.7
15.86	(d)	2,540	1.50	(e)	3.95 (e)	,(f)	0.61	(e)	128.4	(e)

1.79		1,595	2.25		3.49	(f)	0.16		145.3
(5.11)		1,552	2.25		3.51	(f)	(0.01)		138.7
15.14	(d)	2,039	2.25	(e)	4.62 (e)	,(f)	(0.09	) (e)	128.4	(e)

2.97		164	1.03		4.50	(f)	1.01		145.3
(3.83)		801	1.03		3.55	(f)	1.44		138.7
16.34	(d)	12	1.03	(e)	284.81 (e)	,(f)	0.93	(e)	128.4	(e)

3.47		2,026	1.60		2.48	(f)	0.61		49.9
(2.23)		5,469	1.60		2.70	(f)	0.63		62.8
(1.40	) (d)	4,054	1.60	(e)	6.49 (e)	,(f)	(0.25	) (e)	49.2	(e)

3.04	(i)	157	1.25		2.21	(f)	0.99		49.9
(1.92)		4,319	1.25		2.35	(f)	0.95		62.8
(1.30	) (d)	3,454	1.25	(e)	6.33 (e)	,(f)	0.10	(e)	49.2	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from September 22, 2015, date shares first offered, through August 31, 2016.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Excludes expense reimbursement from Manager.
(g)	Period from September 30, 2013, date shares first offered, through August 31, 2014.
(h)	Period from June 11, 2014, date shares first offered, through August 31, 2014.
(i)	During 2016, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are less than those that would have been experienced without the withdrawal.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
				PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
MULTI-MANAGER EQUITY LONG/SHORT FUND
Class A shares
2016	(c)	$10.00	($0.05)	$0.02	($0.03)	$–	$–	$–	$9.97
Class P shares
2016	(c)	10.00	(0.05)	0.03	(0.02)	–	–	–	9.98
OPPORTUNISTIC MUNICIPAL FUND
Class A shares
2016		10.20	0.38	0.82	1.20	(0.37)	–	(0.37)	11.03
2015		10.09	0.42	0.10	0.52	(0.41)	–	(0.41)	10.20
2014		9.12	0.44	0.96	1.40	(0.43)	–	(0.43)	10.09
2013		10.29	0.43	(1.16)	(0.73)	(0.41)	(0.03)	(0.44)	9.12
2012	(i)	10.00	0.08	0.28	0.36	(0.07)	–	(0.07)	10.29
Class C shares
2016		10.20	0.30	0.82	1.12	(0.29)	–	(0.29)	11.03
2015		10.09	0.34	0.10	0.44	(0.33)	–	(0.33)	10.20
2014		9.12	0.37	0.96	1.33	(0.36)	–	(0.36)	10.09
2013		10.29	0.36	(1.17)	(0.81)	(0.33)	(0.03)	(0.36)	9.12
2012	(i)	10.00	0.07	0.28	0.35	(0.06)	–	(0.06)	10.29
Class P shares
2016		10.21	0.40	0.84	1.24	(0.40)	–	(0.40)	11.05
2015		10.09	0.42	0.13	0.55	(0.43)	–	(0.43)	10.21
2014	(k)	9.22	0.29	0.88	1.17	(0.30)	–	(0.30)	10.09
ORIGIN EMERGING MARKETS FUND
Class A shares
2016		8.55	0.04	0.56	0.60	(0.08)	–	(0.08)	9.07
2015	(l)	10.00	(0.03)	(1.42)	(1.45)	–	–	–	8.55
Class P shares
2016	(n)	8.08	0.07	0.82	0.89	–	–	–	8.97

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

					Ratio of Expenses to
					Average Net Assets
					(Excluding
			Ratio of		Dividends and	Ratio of Expenses to				Ratio of Net
		Net Assets, End of	Expenses to		Interest Expense on	Average Net Assets		Ratio of Gross		Investment Income
		Period (in	Average Net		Short Sales and	(Excluding Interest		Expenses to Average		to Average Net		Portfolio
Total Return(b)		thousands)	Assets		Short Sale Fees)	Expense and Fees)		Net Assets		Assets		Turnover Rate

(0.30)%	(d)	$55	2.80%	(e)	2.02%(e),(f)	N/A		219.49%(e),(g)		(1.24)%	(e)	412.4%	(e)

(0.20)	(d)	10	2.57	(e)	1.79 (e),(f)	N/A		494.87 (e)	,(g)	(1.11)	(e)	412.4	(e)

11.94		49,208	0.95		N/A	0.90%	(h)	0.97	(g)	3.52		53.5
5.17		22,568	0.96		N/A	0.90	(h)	1.10	(g)	4.06		54.9
15.71		16,305	1.01		N/A	0.90	(h)	1.21	(g)	4.57		78.4
(7.53)		13,962	1.03		N/A	0.90	(h)	1.21	(g)	4.21		103.4
3.62	(d)	7,860	1.13	(e)	N/A	0.90 (e)	,(h)	3.23 (e)	,(g)	3.78	(e)	93.8	(e)

11.01	(j)	16,455	1.70		N/A	1.65	(h)	1.82	(g)	2.79		53.5
4.39		9,869	1.71		N/A	1.65	(h)	1.96	(g)	3.32		54.9
14.86		9,101	1.76		N/A	1.65	(h)	2.08	(g)	3.83		78.4
(8.22)		7,835	1.78		N/A	1.65	(h)	2.03	(g)	3.47		103.4
3.48	(d)	7,745	1.88	(e)	N/A	1.65 (e)	,(h)	3.93 (e)	,(g)	3.03	(e)	93.8	(e)

12.35		71,035	0.67		N/A	0.62	(h)	0.67	(g)	3.77		53.5
5.48		16,303	0.76		N/A	0.70	(h)	1.05	(g)	4.10		54.9
12.81	(d)	147	0.81	(e)	N/A	0.70 (e)	,(h)	61.41 (e)	,(g)	4.32	(e)	78.4	(e)

7.03		401	1.75		N/A	N/A		9.54	(g)	0.47		69.0
(14.50) (d),(m)		210	1.75	(e)	N/A	N/A		8.96 (e)	,(g)	(0.50	) (e)	86.6	(e)

11.01	(d)	11	1.39	(e)	N/A	N/A		423.63 (e)	,(g)	1.95	(e)	69.0	(e)

(a) Calculated based on average shares outstanding during the period.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (c) Period from March 31, 2016, date shares first offered, through August 31, 2016.

(d) Total return amounts have not been annualized. (e) Computed on an annualized basis.

(f) Excludes dividends and interest expense on short sales and short sale fees and reverse repurchase agreement expense. See "Operating Policies" in notes to financial statements.

(g) Excludes expense reimbursement from Manager.

(h) Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements. (i) Period from June 14, 2012, date shares first offered, through August 31, 2012.

(j) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

(k) Period from December 30, 2013, date shares first offered, through August 31, 2014. (l) Period from January 23, 2015, date shares first offered, through August 31, 2015.

(m)During 2015, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

(n) Period from March 29, 2016, date shares first offered, through August 31, 2016.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PREFERRED SECURITIES FUND
Class A shares
2016		$10.24	$0.49	$0.19	$0.68	($0.47)	($0.09)	($0.56)	$10.36
2015		10.56	0.50	(0.13)	0.37	(0.51)	(0.18)	(0.69)	10.24
2014		10.17	0.53	0.66	1.19	(0.53)	(0.27)	(0.80)	10.56
2013		10.36	0.54	(0.12)	0.42	(0.55)	(0.06)	(0.61)	10.17
2012		9.82	0.59	0.55	1.14	(0.57)	(0.03)	(0.60)	10.36
Class C shares
2016		10.23	0.42	0.19	0.61	(0.40)	(0.09)	(0.49)	10.35
2015		10.55	0.42	(0.13)	0.29	(0.43)	(0.18)	(0.61)	10.23
2014		10.16	0.45	0.66	1.11	(0.45)	(0.27)	(0.72)	10.55
2013		10.35	0.46	(0.12)	0.34	(0.47)	(0.06)	(0.53)	10.16
2012		9.81	0.51	0.56	1.07	(0.50)	(0.03)	(0.53)	10.35
Class P shares
2016		10.17	0.51	0.20	0.71	(0.50)	(0.09)	(0.59)	10.29
2015		10.50	0.52	(0.13)	0.39	(0.54)	(0.18)	(0.72)	10.17
2014		10.11	0.55	0.66	1.21	(0.55)	(0.27)	(0.82)	10.50
2013		10.30	0.56	(0.12)	0.44	(0.57)	(0.06)	(0.63)	10.11
2012		9.77	0.60	0.55	1.15	(0.59)	(0.03)	(0.62)	10.30
REAL ESTATE ALLOCATION FUND
Class A shares
2016		9.62	0.22	0.76	0.98	(0.25)	–	(0.25)	10.35
2015	(e)	10.00	0.13	(0.44)	(0.31)	(0.07)	–	(0.07)	9.62
REAL ESTATE DEBT INCOME FUND
Class A shares
2016		9.75	0.33	0.17	0.50	(0.28)	–	(0.28)	9.97
2015	(e)	10.00	0.22	(0.26)	(0.04)	(0.21)	–	(0.21)	9.75
Class P shares
2016		9.76	0.34	0.09	0.43	(0.32)	–	(0.32)	9.87
2015	(j)	9.87	0.07	(0.07)	–	(0.11)	–	(0.11)	9.76

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

			Ratio of				Ratio of Net
			Expenses to		Ratio of Gross		Investment Income
		Net Assets, End of	Average Net		Expenses to Average		to Average Net		Portfolio
Total Return(b)		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

6.89%		$883,381	1.07%		–%		4.83%		13.9%
3.67		712,591	1.07		–		4.79		16.9
12.35		846,597	1.05		–		5.18		20.1
3.96		1,108,540	1.07		1.07		5.11		31.5
12.20		1,139,496	1.06		1.06		5.94		22.9

6.11		859,055	1.81		–		4.09		13.9
2.90		772,501	1.82		–		4.05		16.9
11.52		806,937	1.81		–		4.43		20.1
3.21		911,340	1.81		1.81		4.37		31.5
11.38		887,524	1.82		1.82		5.18		22.9

7.21		1,578,548	0.82		0.82	(c)	5.08		13.9
3.85		1,353,984	0.83		0.83	(c)	5.03		16.9
12.69		970,004	0.83		0.83	(c)	5.43		20.1
4.22		824,389	0.85		0.85	(c)	5.34		31.5
12.41		734,855	0.85		0.85	(c)	6.14		22.9

10.34		730	0.50	(d)	9.28 (c)	,(d)	2.21		76.4
(3.10	) (f)	310	0.50 (d)	,(g)	31.38 (c)	,(d),(g)	2.01	(g)	33.5	(g)

5.27	(h)	831	1.00		1.04	(c)	3.48		20.1
(0.39	) (f)	22,075	1.00	(g)	1.14 (c)	,(g)	3.29	(g)	42.2	(g)

4.59	(i)	136	0.75		9.40	(c)	3.50		20.1
(0.12) (f),(i)		112	0.75	(g)	205.06 (c)	,(g)	3.56	(g)	42.2	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Period from December 31, 2014, date shares first offered, through August 31, 2015.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	During 2016, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
(i)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(j)	Period from June 15, 2015, date shares first offered, through August 31, 2015.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SMALL-MIDCAP DIVIDEND INCOME FUND
Class A shares
2016		$12.73	$0.34	$2.44	$2.78	($0.30)	($0.26)	($0.56)	$14.95
2015		14.34	0.37	(1.39)	(1.02)	(0.28)	(0.31)	(0.59)	12.73
2014		12.25	0.37	2.24	2.61	(0.26)	(0.26)	(0.52)	14.34
2013		10.46	0.34	1.80	2.14	(0.32)	(0.03)	(0.35)	12.25
2012		9.28	0.34	1.22	1.56	(0.38)	–	(0.38)	10.46
Class C shares
2016		12.65	0.24	2.41	2.65	(0.20)	(0.26)	(0.46)	14.84
2015		14.26	0.26	(1.37)	(1.11)	(0.19)	(0.31)	(0.50)	12.65
2014		12.21	0.25	2.24	2.49	(0.18)	(0.26)	(0.44)	14.26
2013		10.48	0.23	1.81	2.04	(0.28)	(0.03)	(0.31)	12.21
2012	(d)	9.87	0.05	0.63	0.68	(0.07)	–	(0.07)	10.48
Class P shares
2016		12.90	0.38	2.48	2.86	(0.34)	(0.26)	(0.60)	15.16
2015		14.53	0.41	(1.40)	(0.99)	(0.33)	(0.31)	(0.64)	12.90
2014		12.40	0.41	2.27	2.68	(0.29)	(0.26)	(0.55)	14.53
2013		10.58	0.38	1.82	2.20	(0.35)	(0.03)	(0.38)	12.40
2012		9.38	0.38	1.23	1.61	(0.41)	–	(0.41)	10.58

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of				Ratio of Net
		Expenses to		Ratio of Gross		Investment Income
	Net Assets, End of	Average Net		Expenses to Average		to Average Net		Portfolio
Total Return(b)	Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

22.61%	$207,431	1.17%		–%		2.56%		25.8%
(7.28)	167,966	1.18		1.18	(c)	2.69		29.3
21.70	175,636	1.20		1.20	(c)	2.70		18.2
20.85	109,770	1.26		1.26	(c)	2.89		18.5
17.30	16,660	1.40		1.60	(c)	3.42		19.1

21.57	165,335	1.94		1.94	(c)	1.79		25.8
(7.95)	133,541	1.97		1.97	(c)	1.90		29.3
20.71	100,066	2.01		2.01	(c)	1.86		18.2
19.75	20,427	2.15		2.27	(c)	1.88		18.5
6.89 (e)	192	2.15	(f)	179.47 (c)	,(f)	2.34	(f)	19.1	(f)

22.98	775,969	0.87		0.87	(c)	2.86		25.8
(6.99)	567,704	0.90		0.90	(c)	2.97		29.3
22.01	492,384	0.94		0.94	(c)	2.91		18.2
21.17	32,430	1.00		1.11	(c)	3.17		18.5
17.70	5,288	1.00		1.97	(c)	3.69		19.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager.
(d)	Period from June 14, 2012, date shares first offered, through August 31, 2012.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Blue Chip Fund, Credit Opportunities Explorer Fund, Diversified Real Asset Fund (consolidated), Dynamic High Yield Explorer Fund, Global Multi-Strategy Fund, Global Opportunities Equity Hedged Fund, Global Opportunities Fund, International Small Company Fund, Multi-Manager Equity Long/Short Fund, Opportunistic Municipal Fund, Origin Emerging Markets Fund, Preferred Securities Fund, Real Estate Allocation Fund, Real Estate Debt Income Fund, and Small-MidCap Dividend Income Fund, (15 of the portfolios constituting the Principal Funds, Inc. (collectively the “Funds”)) as of August 31, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting the portfolios within Principal Funds, Inc. at August 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 17, 2016

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
August 31, 2016 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Real Estate Allocation Fund, the fund will indirectly bear its pro rata share of expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2016 to August 31, 2016), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
	Beginning	Ending	During Period		Beginning	Ending	During Period
	Account	Account Value	March 1,		Account	Account Value	March 1,		Annualized
	Value March 1,	August 31,	2016 to August		Value March	August 31,	2016 to August		Expense
	2016	2016	31, 2016	(a)	1, 2016	2016	31, 2016	(a)	Ratio
Blue Chip Fund
Class A	$1,000.00	$1,154.90	$7.15		$1,000.00	$1,018.50	$6.70		1.32%
Class C	1,000.00	1,150.42	11.24		1,000.00	1,014.68	10.53		2.08
Class P	1,000.00	1,156.78	4.83		1,000.00	1,020.66	4.52		0.89

Credit Opportunities Explorer Fund
Class A	1,000.00	1,087.78	5.77		1,000.00	1,019.61	5.58		1.10

Diversified Real Asset Fund
Class A	1,000.00	1,100.40	6.60		1,000.00	1,018.85	6.34		1.25
Class C	1,000.00	1,096.35	10.54		1,000.00	1,015.08	10.13		2.00
Class P	1,000.00	1,102.79	5.34		1,000.00	1,020.06	5.13		1.01

Dynamic High Yield Explorer Fund
Class A	1,000.00	1,102.45	5.81		1,000.00	1,019.61	5.58		1.10

Global Multi-Strategy Fund
Class A	1,000.00	1,038.57	12.45		1,000.00	1,012.92	12.30		2.43
Class C	1,000.00	1,034.28	16.57		1,000.00	1,008.85	16.36		3.24
Class P	1,000.00	1,040.38	11.39		1,000.00	1,013.98	11.24		2.22

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
August 31, 2016 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
	Beginning	Ending	During Period		Beginning	Ending	During Period
	Account	Account Value	March 1,		Account	Account Value	March 1,		Annualized
Value March 1,		August 31,	2016 to August		Value March	August 31,	2016 to August		Expense
	2016	2016	31, 2016	(a)	1, 2016	2016	31, 2016	(a)	Ratio
Global Multi-Strategy Fund(Excluding Dividends and
Interest Expense on Short Sales, Short Sale Fees and
Reverse Repurchase Agreement Expense)
Class A	1,000.00	1,038.60	9.69		1,000.00	1,015.52	9.62		1.89
Class C	1,000.00	1,034.30	13.81		1,000.00	1,011.39	13.74		2.70
Class P	1,000.00	1,040.40	8.62		1,000.00	1,016.58	8.55		1.68

Global Opportunities Equity Hedged Fund
Class A	1,000.00	954.97	7.62		1,000.00	1,017.34	7.86		1.55
Class P	1,000.00	956.07	6.39		1,000.00	1,018.60	6.60		1.30

Global Opportunities Fund
Class A	1,000.00	1,077.14	7.83		1,000.00	1,017.60	7.61		1.50
Class C	1,000.00	1,073.86	11.68		1,000.00	1,013.88	11.34		2.24
Class P	1,000.00	1,080.60	5.39		1,000.00	1,019.96	5.23		1.03

International Small Company Fund
Class A	1,000.00	1,106.09	8.47		1,000.00	1,017.09	8.11		1.60
Class P	1,000.00	1,099.89	6.55		1,000.00	1,018.90	6.29		1.24

Multi-Manager Equity Long/Short Fund
Class A	1,000.00	997.00	11.69	(b)	1,000.00	1,011.06	14.15		2.80
Class P	1,000.00	998.00	10.73	(b)	1,000.00	1,012.22	13.00		2.57

Multi-Manager Equity Long/Short Fund(Excluding Dividends
and Interest Expense on Short Sales and Short Sale Fees)
Class A	1,000.00	997.00	8.43	(b)	1,000.00	1,014.91	10.23		2.02
Class P	1,000.00	998.00	7.48	(b)	1,000.00	1,016.07	9.06		1.79

Opportunistic Municipal Fund
Class A	1,000.00	1,068.13	4.94		1,000.00	1,020.36	4.82		0.95
Class C	1,000.00	1,064.18	8.82		1,000.00	1,016.59	8.62		1.70
Class P	1,000.00	1,070.52	3.49		1,000.00	1,021.77	3.40		0.67

Opportunistic Municipal Fund (Excluding
Interest Expense and Fees)
Class A	1,000.00	1,068.10	4.68		1,000.00	1,020.56	4.58		0.90
Class C	1,000.00	1,064.20	8.56		1,000.00	1,016.74	8.40		1.65
Class P	1,000.00	1,070.50	3.23		1,000.00	1,021.98	3.16		0.62

Origin Emerging Markets Fund
Class A	1,000.00	1,215.82	9.75		1,000.00	1,016.34	8.87		1.75
Class P	1,000.00	1,110.15	6.26	(c)	1,000.00	1,018.10	7.10		1.40

Preferred Securities Fund
Class A	1,000.00	1,070.65	5.52		1,000.00	1,019.81	5.38		1.06
Class C	1,000.00	1,066.72	9.35		1,000.00	1,016.09	9.12		1.80
Class P	1,000.00	1,072.55	4.17		1,000.00	1,021.11	4.06		0.80

Real Estate Allocation Fund
Class A	1,000.00	1,112.38	2.65		1,000.00	1,022.62	2.54		0.50

Real Estate Debt Income Fund
Class A	1,000.00	1,076.47	5.22		1,000.00	1,020.11	5.08		1.00
Class P	1,000.00	1,068.24	3.90		1,000.00	1,021.37	3.81		0.75

Small-MidCap Dividend Income Fund
Class A	1,000.00	1,240.31	6.36		1,000.00	1,019.46	5.74		1.13
Class C	1,000.00	1,234.77	10.73		1,000.00	1,015.53	9.68		1.91
Class P	1,000.00	1,242.00	4.79		1,000.00	1,020.86	4.32		0.85

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(b) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (March 31, 2016, to August 31, 2016), multiplied by 153/366 (to reflect the period since inception).

(c) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (March 29, 2016, to August 31, 2016), multiplied by 155/366 (to reflect the period since inception).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	126	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	126	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.

Craig Damos	President, The Damos Company	126	Hardin Construction
Director since 2008			Company
Member, Audit Committee
Member, 15(c) Committee
1954

Mark A. Grimmett	Formerly, Executive Vice	126	None
Director since 2004	President and CFO, Merle
Member, Nominating and Governance	Norman Cosmetics, Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	126	Focus Products Group
Director since 2005
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	126	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

Drew E. Lawton	Formerly, Senior Managing	126	None
Director since March 2016	Director and CEO, New York
Member, Nominating and Governance	Life Investment Management
Committee	(New York Life Insurance
1959	Company)

Karen (“Karrie”) McMillan	Managing Director, Patomak	126	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute

Elizabeth A. Nickels	Formerly, Executive Director,	126	Charlotte Russe; Follet
Director since September 2015	Herman Miller Foundation;		Corporation; Herman
Member, Audit Committee	Formerly President, Herman		Miller, Inc.; PetSmart;
1962	Miller Healthcare		SpartanNash; Spectrum
Health Systems

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Daniel Pavelich	Retired.	126	None
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the Manager and Principal Life.

Other
		Number of	Directorships
		Portfolios in	Held by
Name,		Fund Complex	Director
Position Held with the Fund,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Director	Years
Michael J. Beer	Chief Executive Officer, Principal Funds	126	None
Director since 2012	Distributor, Inc. (“PFD”) since 2015
President, Chief Executive Officer	Director, PFD since 2015
Member, Executive Committee	Vice President/Mutual Funds and Broker
1961	Dealer, Principal Life Insurance
Company (“PLIC”) (2001-2014)
Vice President/Chief Operating Officer,
Principal Funds, PLIC (2014-2015)
Executive Director, Principal Funds &
Trust, PLIC since 2015
Director, Principal Management
Corporation, (the “Manager”) (2006-2015)
President & Chief Executive Officer,
the Manager since 2015
Executive Vice President/Chief Operating
Officer, the Manager (2008-2015)
Chair, the Manager since 2015
Director, Principal Securities, Inc. (“PSI”) (2005-
2015)
President, PSI (2005-2015)
Director, Principal Shareholder
Services (“PSS”) (2007-2015)
Chairman, PSS since 2015
President, PSS (2007-2015)
Executive Vice President, PSS since 2015

Nora M. Everett	Director, Edge Asset Management,	126	None
Director since 2008	Inc. (“Edge”) (2008-2011)
Chair	Director, Finisterre Capital LLP since 2011
Member, Executive Committee	Director, Origin Asset Management
1959	LLP since 2011
Chairman, Principal Financial
Advisors, Inc. (“PFA”) (2010-2015)
Chairman, PFD (2011-2015)
Director, PFD (2008-2011)
Senior Vice President/Retirement and
Investor Services, PLIC (2008-2015)
President/Retirement and Investor
Services, PLIC since 2015
Chairman, the Manager (2011-2015)
President, the Manager (2008-2015)
Director, the Manager (2008-2011)
Director, PSI (2008-2011, and since 2015)
Chairman, PSI (2011-2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSS (2011-2015)
Director, PSS (2008-2011)

Correspondence intended for each Director who is other than an Interested Director may be sent to 655 9th Street, Des Moines, IA

50392.

The following table presents officers of the Funds.

Name, Position Held with the Fund, Address, and Year of Birth

Randy L. Bergstrom

Assistant Tax Counsel

Des Moines, IA 50392

1955

Jennifer A. Block

Assistant Counsel and Assistant Secretary

Des Moines, IA 50392

1973

Tracy Bollin

Chief Financial Officer

Des Moines, IA 50392

1970

Principal Occupation(s) During past 5 years

Counsel, Principal Global Investors, LLC (“PGI”)

Counsel, PLIC

Counsel, PFD (2009-2013)

Counsel, PLIC

Counsel, the Manager (2009-2013, 2014 - present)

Counsel, PSI (2009-2013) Counsel, PSS (2009-2013)

Chief Financial Officer, PFA (2010-2015) Senior Vice President, PFD since 2015

Chief Financial Officer, PFD since 2010 Senior Vice President, the Manager since 2015

Chief Financial Officer, the Manager (2010-2015) Director, the Manager since 2015

Chief Financial Officer, PSI (2010-2015) Director, PSS since 2015 President, PSS since 2015 Chief Financial Officer, PSS (2010-2015)

David J. Brown Chief Compliance Officer Des Moines, IA 50392 1960	Senior Vice President, PFD Chief Compliance Officer-Funds, PLIC since 2016 Vice President/Compliance, PLIC Senior Vice President, the Manager Senior Vice President, PSI Senior Vice President, PSS

Gina L. Graham Treasurer Des Moines, IA 50392 1965

Vice President/Treasurer, PFA since 2016 Vice President/Treasurer, PFD since 2016 Vice President/Treasurer, PGI since 2016

Vice President/Treasurer, PLIC since 2016 Vice President/Treasurer, the Manager since 2016

Vice President/Treasurer, Principal Real Estate Investors, LLC since 2016

Vice President/Treasurer, PSI since 2016 Vice President/Treasurer, PSS since 2016

Carolyn F. Kolks Assistant Tax Counsel Des Moines, IA 50392 1962 Layne A. Rasmussen Vice President and Controller Des Moines, IA 50392 1958 Greg Reymann Assistant Counsel Des Moines, IA 50392 1958

Counsel, PGI

Counsel, PLIC

Vice President/Controller – Principal Funds, the Manager

Assistant General Counsel, PLIC since 2014 Assistant General Counsel, the Manager since 2015

VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset Management, Inc. (“TAM”) (2010-2012)

Assistant General Counsel, Transamerica Asset Management Group (2013-2014)

Vice President/CFTC Principal, TAM (2013-2014)

Name, Position Held with the Fund,

Address, and Year of Birth

Teri R. Root

Deputy Chief Compliance

Officer Des Moines, IA 50392

1979

Britney L. Schnathorst

Assistant Counsel

Des Moines, IA 50392

1981

Adam U. Shaikh

Assistant Counsel

Des Moines, IA 50392

1972

Principal Occupation(s) During past 5 years

Vice President and Chief Compliance Officer, the Manager since 2015

Compliance Officer, the Manager (2010-2013)

Vice President, PSS since 2015

Counsel, PLIC since 2013

Prior thereto, Attorney in Private Practice

Counsel, PFD (2006-2013)

Counsel, PLIC

Counsel, the Manager (2007-2013, 2014 - present)

Counsel, PSI (2007-2013) Counsel, PSS (2007-2013)

Dan Westholm Assistant Treasurer Des Moines, IA 50392 1966

Assistant Vice President/Treasury, PFA since 2013 Director – Treasury, PFA (2011-2013) Assistant Vice President/Treasury, PFD since 2013

Director – Treasury, PFD (2011-2013) Assistant Vice President/Treasury, PLIC since 2014 Director – Treasury, PLIC (2007-2014)

Director – Treasury, the Manager (2003-2013) Assistant Vice President/Treasury, the Manager since 2013 Assistant Vice President/Treasury, PSI since 2013

Director – Treasury, PSI (2008-2009, 2011-2013) Assistant Vice President/Treasury, PSS since 2013 Director – Treasury, PSS (2007-2013)

Beth Wilson Vice President and Secretary Des Moines, IA 50392 1956 Clint Woods Vice President and Counsel Des Moines, IA 50392 1961

Director and Secretary – Funds, PLIC

Vice President, the Manager (2007-2013)

Vice President, Associate General Counsel, Governance Officer, and

Assistant Corporate Secretary, PLIC since 2015

Assistant General Counsel, Assistant Corporate Secretary, and Governance Officer, PLIC (2013-2015)

Associate General Counsel, AEGON (2003 - 2012)

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectus dated December 31, 2015, and the Statement of Additional Information dated December 31, 2015. These documents may be obtained free of charge by writing Principal Funds, Inc., P.O. Box 8024, Boston, MA 02266-8024 or telephoning 1-800-222-5852. The prospectus may be viewed at www.PrincipalFunds.com/prospectuses.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of May 31 and November 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved: (1) a Subadvisory agreement with Columbus Circle Investors, a Subadvisory agreement with Passport Capital, LLC, a Subadvisory agreement with Sirios Capital Management, L.P., a Subadvisory agreement with Three Bridges Capital, LP, and an amended and restated management agreement with Principal Management Corporation (the “Manager”) related to the addition of the Multi-Manager Equity Long/Short Fund; (2) a Subadvisory agreement with Gotham Asset Management, LLC related to the Multi-Manager Equity Long/Short Fund; (3) a Subadvisory agreement with Sound Point Capital Management, LP related to the Global-Multi Strategy Fund; and (4) amended Subadvisory agreements with Cliffwater, LLC and York Registered Holdings L. P. related to the Global-Multi Strategy Fund.

Multi Manager Equity Long/Short Fund Advisory Agreements

On December 15, 2015, the Board met to consider, on behalf of the newly established Multi-Manager Equity Long/Short Fund (the “Fund”), the approval of: (1) an amended and restated management agreement (“Management Agreement”) between PFI, for the Fund, and the Manager and (2) a subadvisory agreement between the Manager and Passport Capital, LLC (“Passport” or a “Subadvisor”) with respect to the Fund (the “Passport Subadvisory Agreement”); (3) a subadvisory agreement between the Manager and Sirios Capital Management, L.P. (“Sirios” or a “Subadvisor”) with respect to the Fund (the “Sirios Subadvisory Agreement”); (4) a subadvisory agreement between the Manager and Three Bridges Capital, LP (“Three Bridges” or a “Subadvisor”) with respect to the Fund (the “Three Bridges Subadvisory Agreement”); and (5) a subadvisory agreement between the Manager and Columbus Circle Investors (“CCI” or a “Subadvisor”) with respect to the Fund (the “CCI Agreement”). (The Passport Subadvisory Agreement, the Sirios Subadvisory Agreement, the Three Bridges Subadvisory Agreement and the CCI Subadvisory Agreement are together referred to as the “Subadvisory Agreements,” and the Management Agreement and the Subadvisory Agreements are together referred to as the “Advisory Agreements.”)

Based upon its review, the Board concluded that it was in the best interests of the Fund to approve the Advisory Agreements. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

With respect to the Management Agreement, the Board considered, among other factors, that the Manager has had a long-term relationship with the PFI funds and has demonstrated a commitment to support the PFI funds. The Board concluded that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered various factors, including the following, and made certain findings and conclusions with regard thereto, in approving the Advisory Agreements.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2015 annual renewal of the management agreements for the other PFI funds and series of Principal Variable Contracts Funds, Inc. (“PVC”) and Principal Exchange-Traded Funds (“PETF” and together with PFI and PVC, the “Principal Funds”), the Board had: (1) reviewed the services provided by the Manager to the other series of Principal Funds under the management agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the management agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the management agreements for the Principal Funds; (3) considered the due diligence process developed by the Manager for purposes of selecting highly qualified unaffiliated subadvisors and for monitoring and replacing unaffiliated subadvisors and concluded that this due diligence process was working well; and (4) considered the compliance program established by the Manager for the Principal Funds and their respective series and the level of compliance attained by the Principal Funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Manager to the Fund under the Management Agreement are expected to be satisfactory.

The Board considered the nature, quality and extent of the services to be provided under each of the Subadvisory Agreements. For each Subadvisory Agreement, the Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that CCI currently provides subadvisory services for other series of PFI and PVC, and that the Board had reviewed and had approved for renewal those subadvisory agreements at its September 2015 Board meeting. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended each Subadvisor based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by each Subadvisor to the Fund under the applicable Subadvisory Agreement are expected to be satisfactory.

Investment Performance

As the Fund is a newly created series, the Board did not review performance of the Fund since no track record was available. The Board reviewed the historical and back-tested performance of each Subadvisor as follows:

1)	With respect to Passport, the Board reviewed (i) the historical one-year and since inception (January 1, 2014) performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund and (ii) the back-tested one-year, three-year and five-year performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in the proposed portfolio strategy for the Fund, each as compared to a relevant benchmark index for Passport’s investment sleeve, a relevant benchmark index for the Fund and a relevant Morningstar category;
2)	With respect to Sirios, the Board reviewed (i) the historical one-year and since inception (April 1, 2014) performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund and (ii) the back-tested one-year, three-year and five-year performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in the proposed portfolio strategy for the Fund, each as compared to a relevant benchmark index for Sirios’ investment sleeve, a relevant benchmark index for the Fund and a relevant Morningstar category;
3)	With respect to Three Bridges, the Board reviewed (i) the historical since inception (November 1, 2014) performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund and (ii) the back-tested one-year, three-year and five-year performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in the proposed portfolio strategy for the Fund, each as compared to a relevant benchmark index for Three Bridges’ investment sleeve, a relevant benchmark index for the Fund and a relevant Morningstar category; and
4)	With respect to CCI, the Board reviewed the back-tested one-year and since inception (October 1, 2013) performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in the proposed portfolio strategy for the Fund, as compared to a relevant benchmark index for CCI’s investment sleeve, a relevant benchmark index for the Fund and a relevant Morningstar category.

The Board also reviewed the back-tested one-year, three-year and five-year performance returns as of September 30, 2015 (gross and net of fees) of the Fund, as compared to a relevant benchmark index and a relevant Morningstar category. The Board concluded, based on the information provided, that each Subadvisor is well qualified.

Fees, Economies of Scale and Profitability

The Board considered the Fund’s proposed management and subadvisory fees, taking into consideration the complexities of the investment strategy and the objective of the Fund. With respect to the proposed management fee, the Board considered the fees proposed to be paid to each Subadvisor. The Board also received information from the Manager, based on data supplied by Broadridge, comparing the proposed management fee to advisory fees of funds in the same asset category. The Board also considered whether there are economies of scale with respect to the services to be provided to the Fund under the Management Agreement. The Board noted that the proposed management fee schedule includes breakpoints, and concluded that the proposed management fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels.

With respect to the subadvisory fee proposed to be paid to each Subadvisor, the Board noted that the Manager compensates each Subadvisor from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided under each Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedules for two Subadvisors include breakpoints and that the proposed subadvisory fee schedules for the other two Subadvisors do not include breakpoints. The Board concluded that the subadvisory fee schedule for each Subadvisor reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedules to be competitive.

In addition, in evaluating the management and subadvisory fees, the Board considered the estimated profitability of the Fund to the Manager. The Board reviewed the anticipated expense ratio of each class of the Fund and considered that the Manager proposed to cap the total expense ratios for the classes at certain levels through December 30, 2017. On the basis of the information provided, the Board concluded that the proposed management and subadvisory fees were reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Manager and each Subadvisor. The Board noted that Passport, Sirios and CCI may use soft dollars and that each such Subadvisor’s policy is to use soft dollars within the Section 28(e) safe harbor, and that Three Bridges did not intend to use soft dollars. The Board concluded that taking into account these potential benefits, the proposed management and subadvisory fees were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement are fair and reasonable and that approval of each of the Advisory Agreements is in the best interests of the Fund.

Gotham Asset Management, LLC SubAdvisory Agreements

On June 14, 2016, the Board considered for the Multi-Manager Equity Long/Short Fund (the “Fund”), the approval of a subadvisory agreement between Principal Management Corporation (the “Manager”) and Gotham Asset Management, LLC (the “Subadvisor”) with respect to the Fund (the “Subadvisory Agreement”)

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program.

Investment Performance

The Board reviewed the back-tested one-year, three-year and five-year performance returns as of March 31, 2016 (gross and net of proposed fees) of the Subadvisor in the proposed portfolio strategy for the Fund (which included historical performance returns of the Subadvisor in the same strategy as the proposed portfolio strategy for the Fund for the period January 1, 2016 through March 31, 2016), as compared to a relevant benchmark index for the Subadvisor’s investment sleeve, to a relevant benchmark index for the Fund and to a relevant Morningstar category. The Board also reviewed the back-tested three-year and five-year standard deviations and Sharpe ratios as of March 31, 2016 (gross and net of proposed fees) for the proposed portfolio strategy for the Fund (the calculation of which considered historical performance returns of the Subadvisor in the same strategy as the proposed portfolio strategy for the Fund for the period January 1, 2016 through March 31, 2016), as compared to those of the relevant benchmark index for the Subadvisor’s investment sleeve, the relevant benchmark index for the Fund and the Morningstar category for each of the periods referenced above. The Board concluded, based upon the information provided, that the Subadvisor is well qualified.

Fees, Economies of Scale and Profitability

The Board considered the proposed subadvisory fee, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board concluded that, although the proposed subadvisory fee schedule does not include breakpoints, the Subadvisor’s fee schedule is appropriate at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor. The Board noted that the Subadvisor did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

Sound Point Capital Management, LP SubAdvisory Agreement

On June 14, 2016, the Board considered for the Global Multi-Strategy Fund (the “Fund”) the approval of a subadvisory agreement between Principal Management Corporation (the “Manager”) and Sound Point Capital Management, LP (the “Subadvisor”) with respect to the Fund (the “Subadvisory Agreement”).

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of the services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program.

Investment Performance.

The Board reviewed the historical one-year, three-year and since-inception (October 1, 2011) performance returns as of December 31, 2015 (gross and net of proposed fees) of the Subadvisor in an account with an investment strategy similar to the proposed strategy for the credit long/short investment sleeve of the Fund, as compared to the historical performance returns (gross and net of fees) of the two current and continuing subadvisors to the investment sleeve of the Fund and to two relevant benchmark indices for the investment sleeve, and the annual performance of the Subadvisor in the same account for each of the last four calendar years (gross and net of proposed fees), as compared to the historical performance (gross and net of fees) of the two current and continuing subadvisors and to the relevant benchmark indices. The Board also reviewed the quartile rankings of the performance of the Subadvisor’s account (net of proposed fees) and the two current and continuing subadvisors to the investment sleeve (net of fees) in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based upon the information provided, that the historical investment performance record of the Subadvisor was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed subadvisory fee, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule includes breakpoints and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor. The Board noted that the Subadvisor does not use soft dollars. The Board concluded that, on the basis of the information provided, the proposed subadvisory fee was reasonable.

Overall Conclusions.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

Cliffwater, LLC and York Registered Holdings, L.P. Amended Fee Schedules

On June 14, 2016, the Board considered for PFI Global Multi-Strategy Fund (the “Fund”) the approval of (1) an amended fee schedule under the subadvisory agreement between Principal Management Corporation (the “Manager”) and Cliffwater, LLC (“Cliffwater” or a “Subadvisor”) with respect to the alternative investment strategy consulting services it provides to the Fund (the “Cliffwater Subadvisory Agreement”) in connection with a proposal to reduce Cliffwater’s fee; and (2) an amended fee schedule under the subadvisory agreement between the Manager and York Registered Holdings, L.P. (“York” or a “Subadvisor”) with respect to the event driven investment sleeve of the Fund (the “York Subadvisory Agreement”) in connection with a proposal to reduce York’s fee. (The Cliffwater Subadvisory Agreement and the York Subadvisory Agreement are referred to as the “Subadvisory Agreements.”)

The Board reviewed materials received from the Manager regarding the proposed subadvisory fee reductions. The Board considered the Manager’s representation that the subadvisory fee reductions would not impact the quality or quantity of the services the Subadvisors provide to the Fund and that each Subadvisor’s obligations under the applicable Subadvisory Agreement will remain the same in all material respects. The Board also considered that the Manager was not proposing any material changes to the terms of the Subadvisory Agreements other than to the fee schedules.

The Board considered that they had last approved the Subadvisory Agreements for the Fund during the annual contract renewal process that concluded at the Board of Directors’ September 2015 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of the services provided by each Subadvisor under the applicable Subadvisory Agreement and had concluded, based upon the information provided, that the terms of each Subadvisory Agreement were reasonable and that approval of each Subadvisory Agreement was in the best interests of the Fund.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund to approve the reduced subadvisory fees.

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
August 31, 2016 (unaudited)

Long-Term Capital Gain Dividends. Certain Funds distributed long-term capital gain dividends during the fiscal year ended August 31, 2016. Details of designated long-term capital gain dividends for federal income tax purposes are shown in the notes to financial statements. To the extent necessary to distribute such capital gains, certain Funds may also utilize, and hereby designate, earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Dividends Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended August 31, 2016, that qualify for the dividends received deduction are as follows:

Deductible
Percentage
Blue Chip Fund	100.00%
Credit Opportunities Explorer Fund	5.83%
Diversified Real Asset Fund	32.76%
Dynamic High Yield Explorer Fund	0.07%
Global Multi-Strategy Fund	31.36%
Global Opportunities Equity Hedged Fund	82.21%
Global Opportunities Fund	61.83%
Origin Emerging Markets Fund	0.03%
Preferred Securities Fund	33.40%
Real Estate Allocation Fund	0.12%
Small-MidCap Dividend Income Fund	46.42%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentages of ordinary income distributions for the fiscal year ended August 31, 2016, taxed at a maximum rate of 15% are as follows:

Percentage
Blue Chip Fund	100.00%
Credit Opportunities Explorer Fund	7.33%
Diversified Real Asset Fund	66.23%
Dynamic High Yield Explorer Fund	2.43%
Global Multi-Strategy Fund	44.39%
Global Opportunities Equity Hedged Fund	100.00%
Global Opportunities Fund	100.00%
International Small Company Fund	71.46%
Origin Emerging Markets Fund	62.27%
Preferred Securities Fund	50.04%
Real Estate Allocation Fund	6.47%
Small-MidCap Dividend Income Fund	56.07%

Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreigntaxes paid to their shareholders.

The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended August 31, 2016, are as follows:

Foreign Taxes
Per Share
International Small Company Fund	$0.0054
Origin Emerging Markets Fund	$0.0264

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

Investing involves risk, including possible loss of principal.

This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.  To obtain an additional prospectus, please contact your financial professional or call  800-222-5852

Principal Funds are distributed by Principal Funds Distributor, Inc.

FV689-06 | © 2016 Principal Financial Services, Inc. | 08/2016 | q9c00000c0

                            Class S Shares

Table of Contents

Economic & Financial Market Review	1
Capital Securities Fund	2
Financial Statements	3
Notes to Financial Statements	6
Schedules of Investments	11
Financial Highlights (Includes performance information)	14
Report of Independent Registered Public Accounting Firm	16
Shareholder Expense Example	17
Supplemental Information	18

Economic & Financial Market Review

Central Bank policies have remained a key focus in the markets, as investors continued to anticipate the Federal Reserve’s (the Fed’s) rate normalization timeline. The possibility of an interest rate hike grew throughout August as U.S. data points indicated a solid outlook. The Bank of England implemented easing policies over the summer, stressing that further cuts are likely and that rates will remain low indefinitely.

If the circle of improved wages, confidence, demand, profits, capital spending, and expansion continues as it appears it might in the U.S., the economic upcycle will last a while longer, extended by the drop in interest rates after the U.K. vote in June. We look for a U.S. growth rebound, boosted by strong consumer spending, rising investment, and higher inventories. For 2016, real GDP gains likely will be weak, given the sluggish first half. We believe growth in 2017 should be well over 2% even with a Fed rate hike or two.

The United Kingdom and the Eurozone are proving more resilient to the Brexit (British exit of the European Union) aftermath than forecasters believed. China’s modest bounce continues. That plus improving U.S. demand benefits the developing world.

Late summer brought flat prices for broad equity indices. Defensive sectors, such as health care and utilities, had been winners for years because the marginal buyer of stocks (those whose willingness to pay is equal to the market price), has been yield-hungry fixed income investors looking for better returns than in U.S. treasury bonds. They were buying growth companies with solid earnings, low volatility, and good dividends. In August, those U.S. defensive sectors took a tumble: health care, off 3.5%; utilities, down 6.1%; and telecom services lost 5.7%, as measured by their respective indexes. The small rise in yields of sovereign bonds hurt safe haven-centered portfolios. Long-dated U.S. treasury bonds fell and U.S. global bonds also lost ground. But, the optimism expressed above about global growth was positive for both developed and developing-country corporate bonds. Credit spreads narrowed and returns for August were at least a small positive.

*All data cited from August 2016 Principal Economic Insights by Robert Baur, Ph.D. Chief Global Economist, available at principalfunds.com/commentary.

1

Capital Securities Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Spectrum Asset Management, Inc.

Value of a $10,000 Investment* March 14, 2014 - August 31, 2016

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

Average Annual Total Returns* as of August 31, 2016
	1-Year	Since Inception	Inception Date
Class S Shares	6.77%	5.38%	3/14/14

What contributed to or detracted from Fund performance during the fiscal year?***

The Fund seeks to provide current income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred securities at the time of purchase. In particular, the Fund focuses on “capital securities,” which include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) for purposes of satisfying their regulatory capital requirements.

The hybrid market performed well during the year against the backdrop of declining interest rates and central bank policy support. A small allocation to preferred stocks was a contributor as they outperformed capital securities. Security selection was positive in countries such as France and industries such as non-U.S. banking. Contingent capital (CoCo) securities, especially European bank AT1's, performed poorly in February due to the fear of coupon skips by European banks. Certain insurance names declined due to continued structural concerns of term extension rather than being called at par. Being underweight to Japanese securities detracted as they outperformed the index over the year.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark is calculated from 02/28/2014 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

*** Securities described in the fund commentary may no longer be held in the fund

2

	STATEMENT OF ASSETS AND LIABILITIES
	PRINCIPAL FUNDS, INC.
	August 31, 2016

		Capital
Amounts in thousands, except per share amounts		Securities Fund
Investment in securities--at cost		$292,814
Assets
Investment in securities--at value		$295,018
Receivables:
Dividends and interest		3,541
Expense reimbursement from Manager		29
Fund shares sold		1,965
	Total Assets	300,553
Liabilities
Accrued transfer agent fees		7
Accrued directors' expenses		3
Accrued professional fees		27
Accrued other expenses		13
Payables:
Dividends payable		957
Fund shares redeemed		481
Investment securities purchased		857
	Total Liabilities	2,345
Net Assets Applicable to Outstanding Shares		$298,208
Net Assets Consist of:
Capital shares and additional paid-in-capital		$295,299
Accumulated undistributed (overdistributed) net investment income (loss)		1,391
Accumulated undistributed (overdistributed) net realized gain (loss)		(686)
Net unrealized appreciation (depreciation) of investments		2,204
	Total Net Assets	$298,208
Capital Stock (par value: $.01 per share):
Shares authorized		500,000
Net Asset Value Per Share:
Class S: Net Assets		$298,208
Shares Issued and Outstanding		29,881
Net Asset Value per share		$9.98

See accompanying notes.

3

STATEMENT OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2016

Capital
Amounts in thousands	Securities Fund
Net Investment Income (Loss)
Income:
Dividends	$1,470
Interest	10,410
Total Income	11,880
Expenses:
Registration fees - Class S	64
Shareholder reports - Class S	6
Transfer agent fees - Class S	37
Custodian fees	4
Directors' expenses	7
Professional fees	30
Other expenses	2
Total Gross Expenses	150
Less: Reimbursement from Manager - Class S	150
Total Net Expenses	–
Net Investment Income (Loss)	11,880

Net Realized and Unrealized Gain (Loss) on Investments,
Net realized gain (loss) from:
Investment transactions	(437)
Change in unrealized appreciation/depreciation of:
Investments	4,589
Net Realized and Unrealized Gain (Loss) on Investments	4,152
Net Increase (Decrease) in Net Assets Resulting from Operations	$16,032

See accompanying notes.

4

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands		Capital Securities Fund
		Year Ended	Year Ended
		August 31, 2016	August 31, 2015
Operations
Net investment income (loss)		$11,880	$5,184
Net realized gain (loss) on investments		(437)	(213)
Change in unrealized appreciation/depreciation of investments		4,589	(2,658)
	Net Increase (Decrease) in Net Assets Resulting from Operations	16,032	2,313

Dividends and Distributions to Shareholders
From net investment income		(11,030)	(4,983)
From net realized gain on investments		–	(35)
From tax return of capital		(92)	(256)
	Total Dividends and Distributions	(11,122)	(5,274)

Capital Share Transactions
Net increase (decrease) in capital share transactions		159,918	68,943
	Total Increase (Decrease) in Net Assets	164,828	65,982

Net Assets
Beginning of period		133,380	67,398
End of period (including undistributed net investment income as set forth below)		$298,208	$133,380
Undistributed (overdistributed) net investment income (loss)		$1,391	$275

	Class S
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$180,767
Reinvested	9,449
Redeemed	(30,298)
Net Increase (Decrease)	$159,918
Shares:
Sold	18,504
Reinvested	973
Redeemed	(3,116)
Net Increase (Decrease)	16,361
Year Ended August 31, 2015
Dollars:
Sold	$81,091
Reinvested	4,792
Redeemed	(16,940)
Net Increase (Decrease)	$68,943
Shares:
Sold	8,071
Reinvested	479
Redeemed	(1,691)
Net Increase (Decrease)	6,859

Distributions:
Year Ended August 31, 2016
From net investment income	$ (11,030)
From net realized gain on
investments	N/A
From tax return of capital	(92)
Total Dividends and Distributions	$ (11,122)
Year Ended August 31, 2015
From net investment income $	(4,935)
From net realized gain on
investments	(35)
From tax return of capital	(304)
Total Dividends and Distributions $	(5,274)

See accompanying notes.

5

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Capital Securities Fund (the “fund”) are presented herein.

Capital Securities Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The fund was an investment company at all times during the year. The fund has not provided financial support, and is not contractually required to provide financial support to any investee.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Capital Securities Fund values securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

Income and Investment Transactions. The fund records investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The fund records dividend income on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities.

Expenses. Expenses directly attributed to the fund are charged to the fund. Other Fund expenses not directly attributed to the fund are apportioned among the registered investment companies managed by the Manager.

Distributions to Shareholders. Dividends and distributions to shareholders of Capital Securities Fund are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales and certain preferred securities, and utilization of earnings and profits distributed to shareholders on redemption of shares. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because Capital Securities Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended August 31, 2016, Capital Securities Fund did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years 2013 – 2015.  No examinations are in progress at this time.

6

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

2. Significant Accounting Policies (Continued)

Foreign Taxes. The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income. This amount is shown as withholding tax on foreign dividends on the statement of operations.

Recent Accounting Pronouncements. In August 2014, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2014-15 Presentation of Financial Statements – Going Concern requiring management to evaluate whether there are conditions or events, considered in aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, Capital Securities Fund and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the period ended August 31, 2016, Capital Securities Fund did not borrow from the Facility. Capital Securities Fund loaned to the Facility. The interest income received is included in interest income on the statement of operations.

In addition, the fund participates with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of 0.15% on the amount of the line of credit. Capital Securities Fund did not borrow against the line of credit during the year ended August 31, 2016.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

4. Fair Valuation

Fair value is defined as the price that the fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the fund uses various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the fund. Unobservable inputs are inputs that reflect the fund’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

7

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC.

August 31, 2016

4. Fair Valuation (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the fund’s assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the fund in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The fund uses prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the investments may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors of the Fund. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the fund (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

8

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

4. Fair Valuation (Continued)

The beginning of the period timing recognition has been adopted for the significant transfers between levels of the fund’s assets and liabilities. During the year, there were no purchases, sales, or transfers into or out of Level 3. The table below includes transfers from Level 1 to Level 2 at August 31, 2016 due to lack of exchange traded valuation data:

Capital Securities Fund   $ 1,605,313

The following is a summary of the inputs used as of August 31, 2016 in valuing the fund's securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Capital Securities Fund
Bonds*		$—	$234,062	$—	$234,062
Convertible Bonds*		—	490	—	490
Investment Companies*		29,031	—	—	29,031
Preferred Stocks
Communications		—	8,648	—	8,648
Financial		7,416	8,596	—	16,012
Utilities		—	6,775	—	6,775
	Total investments in securities $	36,447	$258,571	$—	$295,018

*For additional detail regarding sector classifications, please see the Schedule of Investments.

5. Management Agreement and Transactions with Affiliates

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) for the fund. The reductions and reimbursements are in amounts that maintain total operating expenses at 0.00%. The limit is expressed as a percentage of average daily net assets on an annualized basis during the reporting period. It is expected that the expense limit will continue permanently.

The fund is an integral part of “wrap-fee” programs, including those sponsored by registered investment advisors and broker-dealers unaffiliated with the fund. Participants in these programs pay a “wrap” fee to the wrap-fee program’s sponsor.

Amounts owed to Capital Securities Fund under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as an expense reimbursement from Manager and are settled monthly.

6. Investment Transactions

For the year ended August 31, 2016, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the fund was as follows (amounts in thousands):

	Purchases	Sales
Capital Securities Fund	$148,182	$16,547

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended August 31, 2016 and August 31, 2016 were as follows (amounts in thousands):

	Ordinary Income Tax Return of Capital
	2016	2015	2016	2015
Capital Securities Fund	$11,030	$5,018	$92	$256

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

9

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

7. Federal Tax Information (Continued)

Distributable Earnings. As of August 31, 2016, the components of distributable earnings/(deficit) on a federal tax basis were as follows (amounts in thousands):

Total
		Net Unrealized	Other	Accumulated
	Accumulated	Appreciation	Temporary	Earnings
	Losses	(Depreciation)	Differences*	(Deficit)
Capital Securities Fund	$(685)	$2,148	$1,446	$2,909

*Represents book-to-tax accounting differences.

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the fund. At August 31, 2016, the fund had approximate net capital loss carryforwards as follows (amounts in thousands):

Long-Term
Capital Securities Fund	$685

Capital losses will be carried forward with no expiration and with the character of the loss retained.

Reclassification of Capital Accounts. The fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the fund. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the fund’s distributions may be shown in the accompanying statement of changes in net assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended August 31, 2016, the fund recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized Gain
	Investment Income	on Investments	Paid in Capital
Capital Securities Fund	$266	$(36)	$(230)

Federal Income Tax Basis. At August 31, 2016, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Capital Securities Fund	$6,735	$(4,587)	$2,148	$292,870

8. Subsequent Events. Management has evaluated events and transactions that have occurred through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

10

Schedule of Investments Capital Securities Fund August 31, 2016

INVESTMENT COMPANIES - 9.74%	Shares Held	Value(000	's)		Principal
Money Market Funds - 9.74%				BONDS (continued)	Amount (000's) Value (000's)
Goldman Sachs Financial Square Funds -	29,031,382	$29,031		Banks (continued)
Government Fund				Dresdner Funding Trust I
				8.15%, 06/30/2031(d)	$400	$475

TOTAL INVESTMENT COMPANIES		$29,031		8.15%, 06/30/2031	1,100	1,309

PREFERRED STOCKS - 10.54%	Shares Held	Value(000	's)	Goldman Sachs Capital III
				4.00%, 09/29/2049(a),(b)	169	139
Banks- 5.11%
CoBank ACB 6.13%(a)	6,000	$599		HBOS Capital Funding LP
CoBank ACB 6.20%(a),(b)	10,000	1,049		6.85%, 03/29/2049(a)	2,300	2,332
CoBank ACB 6.25%(a),(b)	38,800	4,124		HSBC Capital Funding Dollar1 LP
Fifth Third Bancorp 6.63%(a),(b)	123,534	4,011		10.18%, 12/29/2049 (a),(b)	3,400	5,148
Huntington Bancshares Inc/OH 6.25%(a)	80,000	2,223		10.18%, 12/29/2049 (a),(b),(d)	700	1,060
M&T Bank Corp 6.38%(a),(b)	1,928	2,044		HSBC Holdings PLC
Valley National Bancorp 6.25%(a),(b)	40,000	1,182		6.87%, 12/29/2049(a),(b)	2,000	2,092

		$15,232		JPMorgan Chase & Co
				6.75%, 01/29/2049(a),(b)	2,000	2,255
Electric - 2.27%
Georgia Power Co 6.50%(a)	10,000	1,053		KeyCorp Capital I
				1.39%, 07/01/2028(b)	2,000	1,642
Gulf Power Co 6.45%(a)	54,830	5,722

		$6,775		KeyCorp Capital III
				7.75%, 07/15/2029	1,500	1,784
Insurance - 0.26%
XLIT Ltd 3.80%(a),(b),(c)	1,000	780		Lloyds Banking Group PLC
				6.41%, 01/29/2049(a),(d)	1,700	1,878
				7.50%, 04/30/2049(a),(b)	4,300	4,370
Telecommunications - 2.90%
Centaur Funding Corp 9.08%(d)	7,329	8,648		M&T Bank Corp
				6.45%, 12/29/2049(a),(b)	1,300	1,449
				Morgan Stanley
TOTAL PREFERRED STOCKS		$31,435		5.55%, 12/29/2049(a),(b)	1,500	1,537
	Principal			National Australia Bank Ltd/New York
BONDS- 78.49%	Amount (000's)	Value(000	's)	8.00%, 09/29/2049(a)	600	601
Banks- 47.48%				Nordea Bank AB
Australia & New Zealand Banking Group				5.50%, 09/29/2049(a),(b),(d)	400	400
Ltd/United Kingdom				5.50%, 09/29/2049(a),(b)	1,600	1,602

6.75%, 12/29/2049 (a),(d)	$400	$450		6.13%, 12/29/2049(a),(b),(d)	2,500	2,487
Banco Bilbao Vizcaya Argentaria SA
				Northern Trust Corp
9.00%, 05/29/2049(a)	1,000	1,045		4.60%, 12/29/2049(a),(b)	2,000	2,043
Bank of America Corp
				NTC Capital I
6.50%, 10/29/2049(a),(b)	600	654		1.20%, 01/15/2027(b)	1,250	1,069
Bank of New York Mellon Corp/The
				NTC Capital II
4.62%, 12/29/2049(a),(b)	8,500	8,511		1.27%, 04/15/2027(b)	1,200	1,026
4.95%, 12/29/2049(a),(b)	2,000	2,042
				PNC Financial Services Group Inc/The
Barclays Bank PLC				6.75%, 07/29/2049(a),(b)	1,700	1,919
7.75%, 04/10/2023(b)	1,400	1,484
				Royal Bank of Scotland Group PLC
10.18%, 06/12/2021	900	1,153		7.50%, 12/29/2049(a),(b)	2,900	2,748

10.18%, 06/12/2021(d)	3,000	3,845		7.64%, 03/29/2049(a),(b)	1,000	984
Barclays PLC				8.00%, 12/29/2049(a),(b)	1,000	968
6.63%, 06/29/2049(a),(b)	636	605

				Societe Generale SA
8.25%, 12/29/2049(a),(b)	1,600	1,639		5.92%, 04/29/2049(a),(b),(d)	800	813
BNP Paribas SA				7.88%, 12/29/2049(a),(b),(d)	1,000	994

7.20%, 06/29/2049(a),(d)	3,300	3,712		8.00%, 12/29/2049(a),(b),(d)	200	204

7.63%, 12/29/2049(a),(b),(d)	1,000	1,051		8.25%, 09/29/2049(a),(b)	1,250	1,286
7.63%, 12/29/2049(a),(b)	1,900	1,998
				Standard Chartered PLC
BPCE SA				6.50%, 12/29/2049(a),(b)	1,500	1,412

12.50%, 08/29/2049(a),(b)	2,500	3,172		7.50%, 12/29/2049(a),(b),(d)	1,300	1,299
Citigroup Inc
				SunTrust Capital I
6.13%, 12/29/2049(a),(b)	6,000	6,260		1.49%, 05/15/2027(b)	4,500	3,713
6.25%, 12/29/2049(a),(b)	3,100	3,348
				SunTrust Capital III
Citizens Financial Group Inc				1.30%, 03/15/2028(b)	1,600	1,320
5.50%, 12/29/2049(a),(b)	5,000	4,950
				Svenska Handelsbanken AB
CoBank ACB				5.25%, 12/29/2049(a),(b)	2,100	2,090
6.25%, 12/29/2049(a),(b)	1,000	1,084
				Swedbank AB
Commerzbank AG				5.50%, 12/29/2049(a),(b)	4,400	4,510
8.13%, 09/19/2023(d)	500	584
				UBS Group AG
Cooperatieve Rabobank UA				6.88%, 12/29/2049(a),(b)	5,700	5,664
4.38%, 08/04/2025	6,000	6,371
				US Bancorp
8.40%, 11/29/2049(a),(b)	2,000	2,096		5.12%, 12/29/2049(a),(b)	2,000	2,125
11.00%, 12/29/2049 (a),(b)	1,100	1,343

				Wells Fargo & Co
11.00%, 12/29/2049(a),(b),(d)	1,400	1,709		7.98%, 12/31/2049(a),(b)	2,400	2,538

Corestates Capital III						$141,600
1.39%, 02/15/2027(b),(d)	2,000	1,764
				Diversified Financial Services - 1.68%
Credit Agricole SA
8.13%, 12/29/2049(a),(b),(d)	1,100	1,180		Charles Schwab Corp/The
				7.00%, 02/28/2049(a),(b)	2,813	3,249
8.38%, 12/31/2049(a),(b),(d)	2,250	2,543
				Depository Trust & Clearing Corp/The
Credit Suisse Group AG				4.88%, 12/29/2049(a),(b),(d)	1,000	1,023
6.25%, 12/29/2049(a),(b),(d)	1,000	979
7.50%, 12/29/2049(a),(b),(d)	4,500	4,743

See accompanying notes

11

Schedule of Investments
Capital Securities Fund
August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Diversified Financial Services (continued)			Insurance (continued)
National Rural Utilities Cooperative Finance			Reinsurance Group of America Inc
Corp			3.32%, 12/15/2065(b)	$2,000	$1,510
5.25%, 04/20/2046(b)	$700	$739	Voya Financial Inc
		$5,011	5.65%, 05/15/2053(b)	2,800	2,800
Electric - 1.95%			XLIT Ltd
Emera Inc			6.50%, 12/31/2049(a),(b)	1,400	1,048
6.75%, 06/15/2076(b)	1,000	1,081			$65,013
Integrys Holding Inc			Miscellaneous Manufacturers - 1.33%
6.11%, 12/01/2066(b)	1,300	1,090	General Electric Co
NextEra Energy Capital Holdings Inc			5.00%, 12/29/2049(a),(b)	3,703	3,971
6.35%, 10/01/2066(b)	4,500	3,634
		$5,805	Pipelines - 1.73%
Hand & Machine Tools - 0.22%			Enterprise Products Operating LLC
Stanley Black & Decker Inc			7.03%, 01/15/2068(b)	2,400	2,553
5.75%, 12/15/2053	600	643	TransCanada PipeLines Ltd
			6.35%, 05/15/2067(b)	200	160
Insurance - 21.80%			Transcanada Trust
ACE Capital Trust II			5.63%, 05/20/2075(b)	1,600	1,588
9.70%, 04/01/2030	2,570	3,894	5.87%, 08/15/2076(b)	800	853
Aegon NV					$5,154
1.43%, 07/29/2049(a),(b)	7,400	4,757	Telecommunications - 0.37%
Allstate Corp/The			Koninklijke KPN NV
5.75%, 08/15/2053(b)	300	324	7.00%, 03/28/2073(b)	1,000	1,101
Aon Corp
8.21%, 01/01/2027	1,000	1,327	Transportation - 1.93%
AXA SA			BNSF Funding Trust I
6.38%, 12/29/2049(a),(b),(d)	2,800	3,052	6.61%, 12/15/2055(b)	5,000	5,764
8.60%, 12/15/2030	2,400	3,369
Catlin Insurance Co Ltd			TOTAL BONDS		$234,062
7.25%, 07/29/2049(a),(d)	3,100	2,387		Principal
Chubb Corp/The			CONVERTIBLE BONDS - 0.16%	Amount (000's) Value (000's)
6.38%, 03/29/2067(b)	3,600	3,364	Banks - 0.16%
Dai-ichi Life Insurance Co Ltd/The			ING Groep NV
5.10%, 10/29/2049(a),(b),(d)	100	110	6.50%, 12/29/2049(a),(b)	500	490
Everest Reinsurance Holdings Inc
6.60%, 05/01/2067(b)	1,600	1,300	TOTAL CONVERTIBLE BONDS		$490
Glen Meadow Pass-Through Trust			Total Investments		$295,018
6.51%, 02/12/2067(b),(d)	3,900	2,944
			Other Assets and Liabilities - 1.07%		$3,190
Great-West Life & Annuity Insurance Capital			TOTAL NET ASSETS - 100.00%		$298,208
LP
6.63%, 11/15/2034(d)	1,200	1,424
Hartford Financial Services Group Inc/The			(a)	Perpetual security. Perpetual securities pay an indefinite stream of
8.13%, 06/15/2068(b)	500	546	interest, but they may be called by the issuer at an earlier date.

Liberty Mutual Group Inc			(b)	Variable Rate. Rate shown is in effect at August 31, 2016.
7.00%, 03/07/2067(b),(d)	300	250
			(c)	Security is Illiquid. At the end of the period, the value of these securities
7.80%, 03/07/2087(d)	2,200	2,552	totaled $780 or 0.26% of net assets.

Liberty Mutual Insurance Co			(d)	Security exempt from registration under Rule 144A of the Securities Act of
7.70%, 10/15/2097(d)	1,100	1,468	1933. These securities may be resold in transactions exempt from
			registration, normally to qualified institutional buyers. At the end of the
Lincoln National Corp			period, the value of these securities totaled $71,030 or 23.82% of net
3.16%, 05/17/2066(b)	1,300	1,011	assets.

6.05%, 04/20/2067(b)	1,100	842

Meiji Yasuda Life Insurance Co
5.20%, 10/20/2045(b),(d)	1,000	1,140
MetLife Capital Trust IV
7.88%, 12/15/2067(d)	1,800	2,259	Portfolio Summary (unaudited)
MetLife Capital Trust X			Sector		Percent
9.25%, 04/08/2068(d)	3,900	5,575	Financial		76.49%
MetLife Inc			Investment Companies		9.74%
5.25%, 12/29/2049(a),(b)	1,600	1,609	Utilities		4.22%
6.40%, 12/15/2066(b)	700	786	Industrial		3.48%
10.75%, 08/01/2069	500	805	Communications		3.27%
Mitsui Sumitomo Insurance Co Ltd			Energy		1.73%
7.00%, 03/15/2072(d)	3,600	4,356	Other Assets and Liabilities		1.07%
Nationwide Financial Services Inc			TOTAL NET ASSETS		100.00%
6.75%, 05/15/2087	500	528
Nippon Life Insurance Co
5.00%, 10/18/2042(b),(d)	1,525	1,672
PartnerRe Finance II Inc
6.44%, 12/01/2066(b)	1,000	958
Prudential Financial Inc
5.63%, 06/15/2043(b)	2,800	3,003
Prudential PLC
7.75%, 01/29/2049(a)	2,000	2,043

See accompanying notes

12

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13

		FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends		Total
		Value,	Investment	and Unrealized	Total From	from Net	Tax Return	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	of Capital	and	Value End
		of Period	(Loss)(a)	Investments	Operations	Income	Distribution	Distributions	of Period
CAPITAL SECURITIES FUND
Class S shares
2016		$9.87	$0.57	$0.07	$0.64	($0.53)	$–	($0.53)	$9.98
2015		10.12	0.57	(0.24)	0.33	(0.56)	(0.02)	(0.58)	9.87
2014	(c)	10.00	0.25	0.06	0.31	(0.19)	–	(0.19)	10.12

See accompanying notes.

14

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS,INC.

					Ratio of Net
		Net Assets, End of	Ratio of Expenses		Investment Income		Portfolio
Total		Period (in	to Average Net		to Average Net		Turnover
Return		thousands)	Assets		Assets		Rate

6.77%		$298,208	0.00	%(b)	5.89%		8.8%
3.34		133,380	0.00	(b)	5.73		10.2
3.12	(d)	67,398	0.00 (b)	,(e)	5.38	(e)	16.9	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from March 14, 2014, date shares first offered, through August 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Capital Securities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Capital Securities Fund (the Fund) as of August 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Securities Fund at August 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the year then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 17, 2016

16

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
August 31, 2016 (unaudited)

As a shareholder of Capital Securities Fund, you may incur ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2016 to August 31, 2016), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Capital Securities Fund shares may only be purchased through wrap programs. Such programs may impose fees in addition to those charged by the fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
	Beginning		During Period	Beginning		During Period
	Account	Ending Account	March 1, 2016 to	Account	Ending Account	March 1, 2016 to
	Value March 1,	Value August	August 31,	Value March 1,	Value August	August 31,	Annualized
	2016	31, 2016	2016(a)	2016	31, 2016	2016(a)	Expense Ratio

Capital Securities Fund
Class S	$1,000.00	$1,091.72	$ –	$1,000.00	$1,025.14	$ –	0.00%

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

17

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	126	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	126	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.

Craig Damos	President, The Damos Company	126	Hardin Construction
Director since 2008			Company
Member, Audit Committee
Member, 15(c) Committee
1954

Mark A. Grimmett	Formerly, Executive Vice	126	None
Director since 2004	President and CFO, Merle
Member, Nominating and Governance	Norman Cosmetics, Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	126	Focus Products Group
Director since 2005
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	126	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

Drew E. Lawton	Formerly, Senior Managing	126	None
Director since March 2016	Director and CEO, New York
Member, Nominating and Governance	Life Investment Management
Committee	(New York Life Insurance
1959	Company)

Karen (“Karrie”) McMillan	Managing Director, Patomak	126	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute

Elizabeth A. Nickels	Formerly, Executive Director,	126	Charlotte Russe; Follet
Director since September 2015	Herman Miller Foundation;		Corporation; Herman
Member, Audit Committee	Formerly President, Herman		Miller, Inc.; PetSmart;
1962	Miller Healthcare		SpartanNash; Spectrum
Health Systems

18

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Daniel Pavelich	Retired.	126	None
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the Manager and Principal Life.

Other
		Number of	Directorships
		Portfolios in	Held by
Name,		Fund Complex	Director
Position Held with the Fund,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Director	Years
Michael J. Beer	Chief Executive Officer, Principal Funds	126	None
Director since 2012	Distributor, Inc. (“PFD”) since 2015
President, Chief Executive Officer	Director, PFD since 2015
Member, Executive Committee	Vice President/Mutual Funds and Broker
1961	Dealer, Principal Life Insurance
Company (“PLIC”) (2001-2014)
Vice President/Chief Operating Officer,
Principal Funds, PLIC (2014-2015)
Executive Director, Principal Funds &
Trust, PLIC since 2015
Director, Principal Management
Corporation, (the “Manager”) (2006-2015)
President & Chief Executive Officer,
the Manager since 2015
Executive Vice President/Chief Operating
Officer, the Manager (2008-2015)
Chair, the Manager since 2015
Director, Principal Securities, Inc. (“PSI”) (2005-
2015)
President, PSI (2005-2015)
Director, Principal Shareholder
Services (“PSS”) (2007-2015)
Chairman, PSS since 2015
President, PSS (2007-2015)
Executive Vice President, PSS since 2015

Nora M. Everett	Director, Edge Asset Management,	126	None
Director since 2008	Inc. (“Edge”) (2008-2011)
Chair	Director, Finisterre Capital LLP since 2011
Member, Executive Committee	Director, Origin Asset Management
1959	LLP since 2011
Chairman, Principal Financial
Advisors, Inc. (“PFA”) (2010-2015)
Chairman, PFD (2011-2015)
Director, PFD (2008-2011)
Senior Vice President/Retirement and
Investor Services, PLIC (2008-2015)
President/Retirement and Investor
Services, PLIC since 2015
Chairman, the Manager (2011-2015)
President, the Manager (2008-2015)
Director, the Manager (2008-2011)
Director, PSI (2008-2011, and since 2015)
Chairman, PSI (2011-2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSS (2011-2015)
Director, PSS (2008-2011)

Correspondence intended for each Director who is other than an Interested Director may be sent to 655 9th Street, Des Moines, IA

50392.

19

The following table presents officers of the Funds.

Name, Position Held with the Fund, Address, and Year of Birth

Randy L. Bergstrom

Assistant Tax Counsel

Des Moines, IA 50392

1955

Jennifer A. Block

Assistant Counsel and Assistant

Secretary

Des Moines, IA 50392

1973

Tracy Bollin

Chief Financial Officer

Des Moines, IA 50392

1970

Principal Occupation(s) During past 5 years

Counsel, Principal Global Investors, LLC (“PGI”)

Counsel, PLIC

Counsel, PFD (2009-2013)

Counsel, PLIC

Counsel, the Manager (2009-2013, 2014 - present)

Counsel, PSI (2009-2013) Counsel, PSS (2009-2013)

Chief Financial Officer, PFA (2010-2015) Senior Vice President, PFD since 2015 Chief Financial Officer, PFD since 2010

Senior Vice President, the Manager since 2015 Chief Financial Officer, the Manager (2010-2015)

Director, the Manager since 2015 Chief Financial Officer, PSI (2010-2015) Director, PSS since 2015

President, PSS since 2015 Chief Financial Officer, PSS (2010-2015)

David J. Brown Chief Compliance Officer Des Moines, IA 50392 1960	Senior Vice President, PFD Chief Compliance Officer-Funds, PLIC since 2016 Vice President/Compliance, PLIC Senior Vice President, the Manager Senior Vice President, PSI Senior Vice President, PSS

Gina L. Graham Treasurer Des Moines, IA 50392 1965

Vice President/Treasurer, PFA since 2016 Vice President/Treasurer, PFD since 2016 Vice President/Treasurer, PGI since 2016

Vice President/Treasurer, PLIC since 2016 Vice President/Treasurer, the Manager since 2016

Vice President/Treasurer, Principal Real Estate Investors, LLC since 2016 Vice President/Treasurer, PSI since 2016

Vice President/Treasurer, PSS since 2016

Carolyn F. Kolks Assistant Tax Counsel Des Moines, IA 50392 1962 Layne A. Rasmussen Vice President and Controller Des Moines, IA 50392 1958 Greg Reymann Assistant Counsel Des Moines, IA 50392 1958

Counsel, PGI

Counsel, PLIC

Vice President/Controller – Principal Funds, the Manager

Assistant General Counsel, PLIC since 2014 Assistant General Counsel, the Manager since 2015

VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset Management, Inc. (“TAM”) (2010-2012)

Assistant General Counsel, Transamerica Asset Management Group (2013-2014)

Vice President/CFTC Principal, TAM (2013-2014)

20

Name, Position Held with the Fund, Address, and Year of Birth

Teri R. Root

Deputy Chief Compliance Officer

Des Moines, IA 50392

1979

Britney L. Schnathorst

Assistant Counsel

Des Moines, IA 50392

1981

Adam U. Shaikh

Assistant Counsel

Des Moines, IA 50392

1972

Principal Occupation(s) During past 5 years

Vice President and Chief Compliance Officer, the Manager since 2015

Compliance Officer, the Manager (2010-2013)

Vice President, PSS since 2015

Counsel, PLIC since 2013

Prior thereto, Attorney in Private Practice

Counsel, PFD (2006-2013) Counsel, PLIC

Counsel, the Manager (2007-2013, 2014 - present)

Counsel, PSI (2007-2013) Counsel, PSS (2007-2013)

Dan Westholm Assistant Treasurer Des Moines, IA 50392 1966

Assistant Vice President/Treasury, PFA since 2013 Director – Treasury, PFA (2011-2013) Assistant Vice President/Treasury, PFD since 2013

Director – Treasury, PFD (2011-2013) Assistant Vice President/Treasury, PLIC since 2014 Director – Treasury, PLIC (2007-2014)

Director – Treasury, the Manager (2003-2013) Assistant Vice President/Treasury, the Manager since 2013 Assistant Vice President/Treasury, PSI since 2013

Director – Treasury, PSI (2008-2009, 2011-2013) Assistant Vice President/Treasury, PSS since 2013 Director – Treasury, PSS (2007-2013)

Beth Wilson Vice President and Secretary Des Moines, IA 50392 1956 Clint Woods Vice President and Counsel Des Moines, IA 50392 1961

Director and Secretary – Funds, PLIC

Vice President, the Manager (2007-2013)

Vice President, Associate General Counsel, Governance Officer, and

Assistant Corporate Secretary, PLIC since 2015

Assistant General Counsel, Assistant Corporate Secretary, and Governance Officer, PLIC (2013-2015)

Associate General Counsel, AEGON (2003 - 2012)

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectus dated December 31, 2015, and the Statement of Additional Information dated December 31, 2015. These documents may be obtained free of charge by writing Principal Funds, Inc., P.O. Box 8024, Boston, MA 02266-8024 or telephoning 1-800-222-5852. The prospectus may be viewed at

www.PrincipalFunds.com/prospectuses.

21

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of May 31 and November 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

22

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved: (1) a Subadvisory agreement with Columbus Circle Investors, a Subadvisory agreement with Passport Capital, LLC, a Subadvisory agreement with Sirios Capital Management, L.P., a Subadvisory agreement with Three Bridges Capital, LP, and an amended and restated management agreement with Principal Management Corporation (the “Manager”) related to the addition of the Multi-Manager Equity Long/Short Fund; (2) a Subadvisory agreement with Gotham Asset Management, LLC related to the Multi-Manager Equity Long/Short Fund; (3) a Subadvisory agreement with Sound Point Capital Management, LP related to the Global-Multi Strategy Fund; and (4) amended Subadvisory agreements with Cliffwater, LLC and York Registered Holdings L. P. related to the Global-Multi Strategy Fund.

Multi Manager Equity Long/Short Fund Advisory Agreements

On December 15, 2015, the Board met to consider, on behalf of the newly established Multi-Manager Equity Long/Short Fund (the “Fund”), the approval of: (1) an amended and restated management agreement (“Management Agreement”) between PFI, for the Fund, and the Manager and (2) a subadvisory agreement between the Manager and Passport Capital, LLC (“Passport” or a “Subadvisor”) with respect to the Fund (the “Passport Subadvisory Agreement”); (3) a subadvisory agreement between the Manager and Sirios Capital Management, L.P. (“Sirios” or a “Subadvisor”) with respect to the Fund (the “Sirios Subadvisory Agreement”); (4) a subadvisory agreement between the Manager and Three Bridges Capital, LP (“Three Bridges” or a “Subadvisor”) with respect to the Fund (the “Three Bridges Subadvisory Agreement”); and (5) a subadvisory agreement between the Manager and Columbus Circle Investors (“CCI” or a “Subadvisor”) with respect to the Fund (the “CCI Agreement”). (The Passport Subadvisory Agreement, the Sirios Subadvisory Agreement, the Three Bridges Subadvisory Agreement and the CCI Subadvisory Agreement are together referred to as the “Subadvisory Agreements,” and the Management Agreement and the Subadvisory Agreements are together referred to as the “Advisory Agreements.”)

Based upon its review, the Board concluded that it was in the best interests of the Fund to approve the Advisory Agreements. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

With respect to the Management Agreement, the Board considered, among other factors, that the Manager has had a long-term relationship with the PFI funds and has demonstrated a commitment to support the PFI funds. The Board concluded that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered various factors, including the following, and made certain findings and conclusions with regard thereto, in approving the Advisory Agreements.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2015 annual renewal of the management agreements for the other PFI funds and series of Principal Variable Contracts Funds, Inc. (“PVC”) and Principal Exchange-Traded Funds (“PETF” and together with PFI and PVC, the “Principal Funds”), the Board had: (1) reviewed the services provided by the Manager to the other series of Principal Funds under the management agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the management agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the management agreements for the Principal Funds; (3) considered the due diligence process developed by the Manager for purposes of selecting highly qualified unaffiliated subadvisors and for monitoring and replacing unaffiliated subadvisors and concluded that this due diligence process was working well; and (4) considered the compliance program established by the Manager for the Principal Funds and their respective series and the level of compliance attained by the Principal Funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Manager to the Fund under the Management Agreement are expected to be satisfactory.

The Board considered the nature, quality and extent of the services to be provided under each of the Subadvisory Agreements. For each Subadvisory Agreement, the Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that CCI currently provides subadvisory services for other series of PFI and PVC, and that the Board had reviewed and had approved for renewal those subadvisory agreements at its September 2015 Board meeting. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended each Subadvisor based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by each Subadvisor to the Fund under the applicable Subadvisory Agreement are expected to be satisfactory.

23

Investment Performance

As the Fund is a newly created series, the Board did not review performance of the Fund since no track record was available. The Board reviewed the historical and back-tested performance of each Subadvisor as follows:

1)	With respect to Passport, the Board reviewed (i) the historical one-year and since inception (January 1, 2014) performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund and (ii) the back-tested one-year, three-year and five-year performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in the proposed portfolio strategy for the Fund, each as compared to a relevant benchmark index for Passport’s investment sleeve, a relevant benchmark index for the Fund and a relevant Morningstar category;
2)	With respect to Sirios, the Board reviewed (i) the historical one-year and since inception (April 1, 2014) performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund and (ii) the back-tested one-year, three-year and five-year performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in the proposed portfolio strategy for the Fund, each as compared to a relevant benchmark index for Sirios’ investment sleeve, a relevant benchmark index for the Fund and a relevant Morningstar category;
3)	With respect to Three Bridges, the Board reviewed (i) the historical since inception (November 1, 2014) performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund and (ii) the back-tested one-year, three-year and five-year performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in the proposed portfolio strategy for the Fund, each as compared to a relevant benchmark index for Three Bridges’ investment sleeve, a relevant benchmark index for the Fund and a relevant Morningstar category; and
4)	With respect to CCI, the Board reviewed the back-tested one-year and since inception (October 1, 2013) performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in the proposed portfolio strategy for the Fund, as compared to a relevant benchmark index for CCI’s investment sleeve, a relevant benchmark index for the Fund and a relevant Morningstar category.

The Board also reviewed the back-tested one-year, three-year and five-year performance returns as of September 30, 2015 (gross and net of fees) of the Fund, as compared to a relevant benchmark index and a relevant Morningstar category. The Board concluded, based on the information provided, that each Subadvisor is well qualified.

Fees, Economies of Scale and Profitability

The Board considered the Fund’s proposed management and subadvisory fees, taking into consideration the complexities of the investment strategy and the objective of the Fund. With respect to the proposed management fee, the Board considered the fees proposed to be paid to each Subadvisor. The Board also received information from the Manager, based on data supplied by Broadridge, comparing the proposed management fee to advisory fees of funds in the same asset category. The Board also considered whether there are economies of scale with respect to the services to be provided to the Fund under the Management Agreement. The Board noted that the proposed management fee schedule includes breakpoints, and concluded that the proposed management fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels.

With respect to the subadvisory fee proposed to be paid to each Subadvisor, the Board noted that the Manager compensates each Subadvisor from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided under each Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedules for two Subadvisors include breakpoints and that the proposed subadvisory fee schedules for the other two Subadvisors do not include breakpoints. The Board concluded that the subadvisory fee schedule for each Subadvisor reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedules to be competitive.

In addition, in evaluating the management and subadvisory fees, the Board considered the estimated profitability of the Fund to the Manager. The Board reviewed the anticipated expense ratio of each class of the Fund and considered that the Manager proposed to cap the total expense ratios for the classes at certain levels through December 30, 2017. On the basis of the information provided, the Board concluded that the proposed management and subadvisory fees were reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Manager and each Subadvisor. The Board noted that Passport, Sirios and CCI may use soft dollars and that each such Subadvisor’s policy is to use soft dollars within the Section 28(e) safe harbor, and that Three Bridges did not intend to use soft dollars. The Board concluded that taking into account these potential benefits, the proposed management and subadvisory fees were reasonable.

24

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement are fair and reasonable and that approval of each of the Advisory Agreements is in the best interests of the Fund.

Gotham Asset Management, LLC SubAdvisory Agreements

On June 14, 2016, the Board considered for the Multi-Manager Equity Long/Short Fund (the “Fund”), the approval of a subadvisory agreement between Principal Management Corporation (the “Manager”) and Gotham Asset Management, LLC (the “Subadvisor”) with respect to the Fund (the “Subadvisory Agreement”)

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program.

Investment Performance

The Board reviewed the back-tested one-year, three-year and five-year performance returns as of March 31, 2016 (gross and net of proposed fees) of the Subadvisor in the proposed portfolio strategy for the Fund (which included historical performance returns of the Subadvisor in the same strategy as the proposed portfolio strategy for the Fund for the period January 1, 2016 through March 31, 2016), as compared to a relevant benchmark index for the Subadvisor’s investment sleeve, to a relevant benchmark index for the Fund and to a relevant Morningstar category. The Board also reviewed the back-tested three-year and five-year standard deviations and Sharpe ratios as of March 31, 2016 (gross and net of proposed fees) for the proposed portfolio strategy for the Fund (the calculation of which considered historical performance returns of the Subadvisor in the same strategy as the proposed portfolio strategy for the Fund for the period January 1, 2016 through March 31, 2016), as compared to those of the relevant benchmark index for the Subadvisor’s investment sleeve, the relevant benchmark index for the Fund and the Morningstar category for each of the periods referenced above. The Board concluded, based upon the information provided, that the Subadvisor is well qualified.

Fees, Economies of Scale and Profitability

The Board considered the proposed subadvisory fee, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board concluded that, although the proposed subadvisory fee schedule does not include breakpoints, the Subadvisor’s fee schedule is appropriate at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor. The Board noted that the Subadvisor did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

Sound Point Capital Management, LP SubAdvisory Agreement

On June 14, 2016, the Board considered for the Global Multi-Strategy Fund (the “Fund”) the approval of a subadvisory agreement between Principal Management Corporation (the “Manager”) and Sound Point Capital Management, LP (the “Subadvisor”) with respect to the Fund (the “Subadvisory Agreement”).

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of the services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program.

25

Investment Performance.

The Board reviewed the historical one-year, three-year and since-inception (October 1, 2011) performance returns as of December 31, 2015 (gross and net of proposed fees) of the Subadvisor in an account with an investment strategy similar to the proposed strategy for the credit long/short investment sleeve of the Fund, as compared to the historical performance returns (gross and net of fees) of the two current and continuing subadvisors to the investment sleeve of the Fund and to two relevant benchmark indices for the investment sleeve, and the annual performance of the Subadvisor in the same account for each of the last four calendar years (gross and net of proposed fees), as compared to the historical performance (gross and net of fees) of the two current and continuing subadvisors and to the relevant benchmark indices. The Board also reviewed the quartile rankings of the performance of the Subadvisor’s account (net of proposed fees) and the two current and continuing subadvisors to the investment sleeve (net of fees) in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based upon the information provided, that the historical investment performance record of the Subadvisor was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed subadvisory fee, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule includes breakpoints and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor. The Board noted that the Subadvisor does not use soft dollars. The Board concluded that, on the basis of the information provided, the proposed subadvisory fee was reasonable.

Overall Conclusions.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

Cliffwater, LLC and York Registered Holdings, L.P. Amended Fee Schedules

On June 14, 2016, the Board considered for PFI Global Multi-Strategy Fund (the “Fund”) the approval of (1) an amended fee schedule under the subadvisory agreement between Principal Management Corporation (the “Manager”) and Cliffwater, LLC (“Cliffwater” or a “Subadvisor”) with respect to the alternative investment strategy consulting services it provides to the Fund (the “Cliffwater Subadvisory Agreement”) in connection with a proposal to reduce Cliffwater’s fee; and (2) an amended fee schedule under the subadvisory agreement between the Manager and York Registered Holdings, L.P. (“York” or a “Subadvisor”) with respect to the event driven investment sleeve of the Fund (the “York Subadvisory Agreement”) in connection with a proposal to reduce York’s fee. (The Cliffwater Subadvisory Agreement and the York Subadvisory Agreement are referred to as the “Subadvisory Agreements.”)

The Board reviewed materials received from the Manager regarding the proposed subadvisory fee reductions. The Board considered the Manager’s representation that the subadvisory fee reductions would not impact the quality or quantity of the services the Subadvisors provide to the Fund and that each Subadvisor’s obligations under the applicable Subadvisory Agreement will remain the same in all material respects. The Board also considered that the Manager was not proposing any material changes to the terms of the Subadvisory Agreements other than to the fee schedules.

The Board considered that they had last approved the Subadvisory Agreements for the Fund during the annual contract renewal process that concluded at the Board of Directors’ September 2015 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of the services provided by each Subadvisor under the applicable Subadvisory Agreement and had concluded, based upon the information provided, that the terms of each Subadvisory Agreement were reasonable and that approval of each Subadvisory Agreement was in the best interests of the Fund.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund to approve the reduced subadvisory fees.

26

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
August 31, 2016 (unaudited)

Dividends Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended August 31, 2016, that qualifies for the dividends received deduction is as follows:

Deductible
Percentage
Capital Securities Fund	20.46%

Qualified Dividend Income. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distribution for the fiscal year ended August 31, 2016, taxed at a maximum rate of 15% is as follows:

                                    Percentage

Capital Securities Fund     38.98%

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

27

Intentionally Left Blank

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

FV903-02 | © 2016 Principal Financial Services, Inc. | 08/2016 | q9c00000c2

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit in response to Item 12(a)(1).

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Dan Pavelich, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

August 31, 2015 - $478,530
August 31, 2016 - $416,905

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant during the last two fiscal years that are not included in response to item 4(a). Those services related to the review of Form N-1A and Form N-14. Ernst & Young has billed the following amounts for those services.

August 31, 2015 - $15,000
August 31, 2016 - $5,000

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

August 31, 2015 - $71,517
August 31, 2016 - $134,827

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Board of Trustees of Principal Exchange-Traded Funds (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1. The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

• Services that are subject to audit procedure during a financial statement audit;

• Services where the auditor would act on behalf of management;

• Services where the auditor is an advocate to the client's position in an adversarial proceeding;

• Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;

• Financial information systems design and implementation;

• Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

• Actuarial services;

• Internal audit functions or human resources;

• Broker or dealer, investment advisor, or investment banking services;

• Legal services and expert services unrelated to the audit;

• Tax planning services related to listed, confidential and aggressive transactions;

• Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;

• Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2. (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.	The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.
4.	Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.
5.	The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.
6.	Neither the Funds nor Principal Management Corporation may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire or promote the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
7.	For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8.	The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Board of the Fund on March 10, 2015).

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

August 31, 2015 - $86,517
August 31, 2016 - $139,827

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Principal Funds, Inc.

By /s/ Michael J. Beer

Michael J. Beer, President and CEO

Date 10/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Beer

Michael J. Beer, President and CEO

Date 10/14/2016

By /s/ Tracy W. Bollin

Tracy W. Bollin, Chief Financial Officer

Date 10/14/2016

Due to size constraints, this filing is being made in two related submissions.  This submission is the second of the two related submissions.

The accession number of the previous related submission is as follows: 0000898745-16-001567